UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08789

VALIC Company II

(Exact name of registrant as specified in charter)

2929 Allen Parkway, Houston, TX 77019

(Address of principal executive offices) (Zip code)

Kurt W. Bernlohr

Senior Vice President

The Variable Annuity Life Insurance Company

2929 Allen Parkway

Houston, TX 77019

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 831-6133

Date of fiscal year end: August 31

Date of reporting period: August 31, 2009

Item 1. Reports to Stockholders

VALIC Company II, Annual Report at August 31, 2009.

VALIC Company II

Annual Report, August 31, 2009

SAVING : INVESTING : PLANNING

VALIC Company II

ANNUAL REPORT AUGUST 31, 2009

VALIC Company II

PRESIDENT’S LETTER

Dear Valued Investor:

We are pleased to provide you with the Annual Report for VALIC Company II. The report contains the investment portfolio information and the financial statements of VALIC Company II for the twelve-month period ending August 31, 2009.

The reporting period was one of extreme volatility divided roughly into two equal periods that experienced radically different market results. The total return for the Standard & Poor’s (S&P) 500® Index* was -18.25% for the entire twelve-month period, -41.82 for the first six-months of the period (September 1, 2008 through February 28, 2009) and +40.52% for the second six-months (March 1, 2009 through August 31, 2009). These results mirrored the mood of many investors during the period, with fear and pessimism gradually giving way to hope and optimism that perhaps the market had bottomed and was on its way to a sustainable recovery.

Beginning with the “Great September Crash of 2008” and continuing into the early months of 2009, the U.S. and global economy continued to deteriorate. Unemployment rose, housing prices plunged, credit markets deteriorated and consumer confidence eroded. Despite massive government bailouts, stimulus programs, interest rate reductions and other interventions — both in the U.S. and abroad — lower investment values were generally experienced across virtually all assets classes.

March saw markets abruptly reverse course and experience strong gains throughout most asset classes. Constant talk of “green shoots” — which, while not demonstrating economic growth, suggested that the economy was stabilizing. During this time, the Federal government also continued to actively participate in the economy. Among other things, the government initiated bankruptcy filings by Chrysler and General Motors, introduced a wide ranging proposal to reform regulations for the financial markets and created an “executive pay czar” for firms receiving TARP funds.

But as the reporting period came to a close, lingering concerns remained whether the economy would continue to stabilize or return to declining growth, as much of the recent improvements occurred in the face of continuing weak economic data. Job losses increased more than expected with the unemployment rate rising to 9.5%. Consumer confidence and spending remained sluggish. Housing markets generally continued to disappoint. And even many touted improvements in certain economic indicators often took the form of slower rates of decline rather than demonstrations of fundamental, sustainable growth.

The continued market uncertainty has understandably shaken the confidence of many investors who may question their ability to make the right investment decisions. But now, more than ever, it is important to stick to investment fundamentals and have a long-term investment strategy. Meet with your financial advisor. Review your goals and time horizons. Now is as good of time as any to take greater control of your financial future.

Thank you for your continued confidence in our ability to help you meet your investment goals.

Sincerely,

Kurt W. Bernlohr, President

VALIC Company II

*	The Standard & Poor’s (S&P) 500 includes a representative sample of leading companies in leading industries that reflect the U.S. stock market. It is not a managed fund, has no identifiable objective and cannot be purchased. It does not provide an indication of how individual investments performed in the past or how they will perform in the future. Past performance of an index does not guarantee the future performance of any investment.

VALIC Company II

EXPENSE EXAMPLE — August 31, 2009 (Unaudited)

Disclosure of Fund Expenses in Shareholder Reports

As a shareholder of a Fund in VALIC Company II (“VC II”), you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at March 1, 2009 and held until August 31, 2009. Shares of VC II are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”) and qualified retirement plans (the “Plans”) offered by The Variable Annuity Life Insurance Company (“VALIC”), the investment adviser to VC II and other life insurance companies affiliated with VALIC. The fees and expenses associated with the Variable Contracts and Plans are not included in these Examples, and had such fees and expenses been included your costs would have been higher. Please see your Variable Contract prospectus or Plan document for more details on the fees associated with the Variable Contract or Plans.

Actual Expenses

The “Actual” section of the table provides information about your actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Six Months Ended August 31, 2009” to estimate the expenses you paid on your account during this period. The “Expenses Paid During the Six Months Ended August 31, 2009” column and the “Expense Ratio as of August 31, 2009” column do not include fees and expenses that may be charged by the Variable Contracts or Plans, in which the Funds are offered. Had these fees and expenses been included, the “Expenses Paid During the Six Months Ended August 31, 2009” column would have been higher and the “Ending Account Value” would have been lower.

Hypothetical Example for Comparison Purposes

The “Hypothetical” section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The “Expenses Paid During the Six Months Ended August 31, 2009” column and the “Expense Ratio as of August 31, 2009” column do not include fees and expenses that may be charged by the Variable Contracts or Plans, in which the Funds are offered. Had these fees and expenses been included, the “Expenses Paid During the Six Months Ended August 31, 2009” column would have been higher and the “Ending Account Value” would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses that may be charged by the Variable Contracts or Plans. Please refer to your Variable Contract prospectus or Plan document for more information. Therefore, the “hypothetical” example is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses were included, your costs would have been higher.

VALIC Company II

EXPENSE EXAMPLE — August 31, 2009 (Unaudited) — (continued)

	Actual			Hypothetical
Fund	Beginning Account Value at March 1, 2009	Ending Account Value Using Actual Return at August 31, 2009	Expenses Paid During the Six Months Ended August 31, 2009*	Beginning Account Value at March 1, 2009	Ending Account Value Using a Hypothetical 5% Assumed Return at August 31, 2009	Expenses Paid During the Six Months Ended August 31, 2009*	Expense Ratio as of August 31, 2009*
Aggressive Growth Lifestyle#	$1,000.00	$1,356.73	$0.59	$1,000.00	$1,024.70	$0.51	0.10%
Capital Appreciation#	$1,000.00	$1,301.56	$4.93	$1,000.00	$1,020.92	$4.33	0.85%
Conservative Growth Lifestyle#	$1,000.00	$1,227.62	$0.56	$1,000.00	$1,024.70	$0.51	0.10%
Core Bond#	$1,000.00	$1,127.97	$4.13	$1,000.00	$1,021.32	$3.92	0.77%
High Yield Bond#	$1,000.00	$1,276.84	$5.68	$1,000.00	$1,020.21	$5.04	0.99%
International Small Cap Equity#	$1,000.00	$1,412.90	$6.08	$1,000.00	$1,020.16	$5.09	1.00%
Large Cap Value#@	$1,000.00	$1,310.49	$4.72	$1,000.00	$1,021.12	$4.13	0.81%
Mid Cap Growth#@	$1,000.00	$1,415.65	$5.18	$1,000.00	$1,020.92	$4.33	0.85%
Mid Cap Value#@	$1,000.00	$1,511.30	$6.65	$1,000.00	$1,019.91	$5.35	1.05%
Moderate Growth Lifestyle#	$1,000.00	$1,302.45	$0.58	$1,000.00	$1,024.70	$0.51	0.10%
Money Market II#	$1,000.00	$1,001.87	$2.78	$1,000.00	$1,022.43	$2.80	0.55%
Small Cap Growth #@	$1,000.00	$1,489.60	$7.28	$1,000.00	$1,019.36	$5.90	1.16%
Small Cap Value#@	$1,000.00	$1,490.20	$5.96	$1,000.00	$1,020.42	$4.84	0.95%
Socially Responsible#@	$1,000.00	$1,428.80	$3.43	$1,000.00	$1,022.38	$2.85	0.56%
Strategic Bond#	$1,000.00	$1,197.90	$4.93	$1,000.00	$1,020.72	$4.53	0.89%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days then divided by 365 days. These ratios do not reflect fees and expenses associated with the Variable Contracts or Plans. If such fees and expenses had been included, the expenses would have been higher. Please refer to your Variable Contract prospectus for details on the expenses that apply to the Variable Contracts or your Plan document for details on the administration fees charged by your Plan sponsor.
#	During the stated period, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Fund. As a result, if these fees and expenses had not been waived or assumed, the “Actual/Hypothetical Ending Account Value” would have been lower and the “Actual/Hypothetical Expenses Paid During the Six Months Ended August 31, 2009” and the “Expense Ratios” would have been higher.
@	Through expense offset arrangements resulting from broker commission recapture, a portion of the Fund's expenses has been reduced. Had the expense reductions been taken into account, the Expense Example would have been as follows:

	Actual			Hypothetical
Fund	Beginning Account Value at March 1, 2009	Ending Account Value Using Actual Return at August 31, 2009	Expenses Paid During the Six Months Ended August 31, 2009*	Beginning Account Value at March 1, 2009	Ending Account Value Using a Hypothetical 5% Assumed Return at August 31, 2009	Expenses Paid During the Six Months Ended August 31, 2009*	Expense Ratio as of August 31, 2009*
Large Cap Value#	$1,000.00	$1,310.49	$4.66	$1,000.00	$1,021.17	$4.08	0.80%
Mid Cap Growth#	$1,000.00	$1,415.65	$4.75	$1,000.00	$1,021.27	$3.97	0.78%
Mid Cap Value#	$1,000.00	$1,511.30	$6.46	$1,000.00	$1,020.06	$5.19	1.02%
Small Cap Growth#	$1,000.00	$1,489.60	$7.15	$1,000.00	$1,019.46	$5.80	1.14%
Small Cap Value#	$1,000.00	$1,490.20	$5.96	$1,000.00	$1,020.42	$4.84	0.95%
Socially Responsible#	$1,000.00	$1,428.80	$3.31	$1,000.00	$1,022.48	$2.75	0.54%

VALIC Company II Aggressive Growth Lifestyle Fund

PORTFOLIO PROFILE — August 31, 2009 (Unaudited)

Industry Allocation*

Domestic Equity Investment Companies	57.1%
Fixed Income Investment Companies	17.3
International Equity Investment Companies	25.7

100.1%

*	Calculated as a percentage of net assets

VALIC Company II Aggressive Growth Lifestyle Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009

Security Description	Shares	Market Value (Note 2)

AFFILIATED REGISTERED INVESTMENT COMPANIES#(1) — 100.1%
Domestic Equity Investment Companies — 57.1%
VALIC Co. I Blue Chip Growth Fund	775,682	$6,174,429
VALIC Co. I Small Cap Special Values Fund	997,070	7,009,402
VALIC Co. I Stock Index Fund	369,082	7,872,522
VALIC Co. I Value Fund	736,674	5,974,425
VALIC Co. II Capital Appreciation Fund	1,286,086	9,658,506
VALIC Co. II Large Cap Value Fund	343,370	3,217,378
VALIC Co. II Mid Cap Value Fund	517,611	6,578,832
VALIC Co. II Small Cap Growth Fund†	122,866	1,143,881
VALIC Co. II Small Cap Value Fund	595,865	5,887,149

Total Domestic Equity Investment Companies
(cost $46,311,287)		53,516,524

Fixed Income Investment Companies — 17.3%
VALIC Co. II Core Bond Fund	335,230	3,338,893
VALIC Co. II High Yield Bond Fund	636,094	4,319,081
VALIC Co. II Strategic Bond Fund	832,779	8,577,627

Total Fixed Income Investment Companies
(cost $14,411,902)		16,235,601

International Equity Investment Companies — 25.7%
VALIC Co. I Foreign Value Fund	630,123	5,255,229
VALIC Co. I Global Real Estate Fund	1,184,169	8,928,629
VALIC Co. I International Equities Fund	1,212,640	7,106,070
VALIC Co. I International Growth I Fund	297,516	2,737,143

Total International Equity Investment Companies
(cost $19,643,655)		24,027,071

TOTAL INVESTMENTS
(cost $80,366,844)(2)	100.1%	93,779,196
Liabilities in excess of other assets	(0.1)	(83,387)

NET ASSETS —	100.0%	$93,695,809

†	Non-income producing security
#	The Aggressive Growth Lifestyle Fund invests in various VALIC Company I or VALIC Company II Funds, some of which are not presented in this report. Additional information on the underlying funds including such fund’s prospectuses and shareholder reports, is available at our website, www.valic.com.
(1)	See Note 3
(2)	See Note 5 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2009 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Affiliated Registered Investment Companies:
Domestic Equity Investment Companies	$53,516,524	$–	$–	$53,516,524
Fixed Income Investment Companies	16,235,601	–	–	16,235,601
International Equity Investment Companies	24,027,071	–	–	24,027,071

Total	$93,779,196	$–	$–	$93,779,196

See Notes to Financial Statements

VALIC Company II Capital Appreciation Fund

PORTFOLIO PROFILE — August 31, 2009 (Unaudited)

Industry Allocation*

Computers	8.4%
Medical — Biomedical/Gene	7.6
Applications Software	6.2
Medical Products	5.9
Medical — Drugs	5.7
Retail — Discount	4.5
Enterprise Software/Service	4.5
E-Commerce/Services	3.7
Oil Field Machinery & Equipment	3.1
Computers — Memory Devices	3.0
Savings & Loans/Thrifts	3.0
Pharmacy Services	2.8
Web Portals/ISP	2.8
Transport — Rail	2.6
Retail — Auto Parts	2.5
Oil & Gas Drilling	2.4
Aerospace/Defense	2.2
Schools	2.2
E-Commerce/Products	2.1
Retail — Restaurants	2.0
Banks — Fiduciary	1.9
Athletic Footwear	1.9
Electronic Components — Semiconductors	1.8
Energy — Alternate Sources	1.7
Retail — Major Department Stores	1.5
Commercial Services — Finance	1.5
Distribution/Wholesale	1.4
Transport — Services	1.4
Oil Companies — Exploration & Production	1.4
Cable/Satellite TV	1.3
Beverages — Non-alcoholic	1.3
Chemicals — Specialty	1.3
Medical — Generic Drugs	1.3
Retail — Apparel/Shoe	1.1
Telecommunication Equipment	1.1
Banks — Super Regional	1.0

100.1%

*	Calculated as a percentage of net assets

VALIC Company II Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009

Security Description	Shares	Market Value (Note 2)

COMMON STOCK — 100.1%
Aerospace/Defense — 2.2%
Lockheed Martin Corp.	14,400	$1,079,712

Applications Software — 6.2%
Intuit, Inc.†	28,100	780,337
Microsoft Corp.	52,100	1,284,265
Salesforce.com, Inc.†	18,200	944,034

		3,008,636

Athletic Footwear — 1.9%
NIKE, Inc., Class B	16,200	897,318

Banks - Fiduciary — 1.9%
State Street Corp.	17,500	918,400

Banks - Super Regional — 1.0%
Wells Fargo & Co.	17,800	489,856

Beverages - Non - alcoholic — 1.3%
The Coca - Cola Co.	13,100	638,887

Cable/Satellite TV — 1.3%
Comcast Corp., Class A	42,000	643,440

Chemicals - Specialty — 1.3%
Ecolab, Inc.	14,900	630,121

Commercial Services - Finance — 1.5%
Mastercard, Inc., Class A	3,500	709,205

Computers — 8.4%
Apple, Inc.†	8,500	1,429,785
Hewlett - Packard Co.	32,600	1,463,414
International Business Machines Corp.	10,200	1,204,110

		4,097,309

Computers - Memory Devices — 3.0%
EMC Corp.†	93,000	1,478,700

Distribution/Wholesale — 1.4%
WW Grainger, Inc.	7,900	691,013

E - Commerce/Products — 2.1%
Amazon.com, Inc.†	12,600	1,022,994

E - Commerce/Services — 3.7%
eBay, Inc.†	54,100	1,197,774
Priceline.com, Inc.†	4,000	615,920

		1,813,694

Electronic Components - Semiconductors — 1.8%
Intel Corp.	42,200	857,504

Energy - Alternate Sources — 1.7%
First Solar, Inc.†	6,700	814,586

Enterprise Software/Service — 4.5%
CA, Inc.	40,000	891,600
Oracle Corp.	58,400	1,277,208

		2,168,808

Medical Products — 5.9%
Johnson & Johnson	21,200	1,281,328
Stryker Corp.	22,100	916,266
Varian Medical Systems, Inc.†	15,200	654,664

		2,852,258

Medical - Biomedical/Gene — 7.6%
Amgen, Inc.†	21,100	1,260,514
Biogen Idec, Inc.†	16,900	848,549
Gilead Sciences, Inc.†	26,700	1,203,102
Life Technologies Corp.†	7,900	351,787

		3,663,952

Security Description	Shares	Market Value (Note 2)

Medical - Drugs — 5.7%
Abbott Laboratories	10,900	$493,007
Bristol - Myers Squibb Co.	39,000	863,070
Forest Laboratories, Inc.†	23,700	693,699
Merck & Co., Inc.	21,800	706,974
Myriad Pharmaceuticals, Inc.†	4,500	20,250

		2,777,000

Medical - Generic Drugs — 1.3%
Mylan, Inc.†	42,600	624,942

Oil & Gas Drilling — 2.4%
Diamond Offshore Drilling, Inc.	6,300	563,346
Noble Corp.	16,800	588,504

		1,151,850

Oil Companies - Exploration & Production — 1.4%
Southwestern Energy Co.†	18,000	663,480

Oil Field Machinery & Equipment — 3.1%
Cameron International Corp.†	22,000	785,620
National - Oilwell Varco, Inc.†	19,400	705,190

		1,490,810

Pharmacy Services — 2.8%
Express Scripts, Inc.†	18,700	1,350,514

Retail - Apparel/Shoe — 1.1%
Ross Stores, Inc.	11,900	555,016

Retail - Auto Parts — 2.5%
AutoZone, Inc.†	4,400	647,900
O’Reilly Automotive, Inc.†	14,800	566,544

		1,214,444

Retail - Discount — 4.5%
Dollar Tree, Inc.†	3,700	184,778
Family Dollar Stores, Inc.	23,200	702,496
Wal - Mart Stores, Inc.	25,300	1,287,011

		2,174,285

Retail - Major Department Stores — 1.5%
TJX Cos., Inc.	20,500	736,975

Retail - Restaurants — 2.0%
McDonald’s Corp.	17,200	967,328

Savings & Loans/Thrifts — 3.0%
Hudson City Bancorp, Inc.	68,500	898,720
New York Community Bancorp, Inc.	51,800	551,152

		1,449,872

Schools — 2.2%
Apollo Group, Inc., Class A†	7,600	492,632
ITT Educational Services, Inc.†	5,400	566,946

		1,059,578

Telecom Services — 0.0%
Harris Stratex Networks, Inc.†	3,875	23,483

Telecommunication Equipment — 1.1%
Harris Corp.	15,600	541,788

Transport - Rail — 2.6%
Burlington Northern Santa Fe Corp.	7,600	630,952
Union Pacific Corp.	10,600	633,986

		1,264,938

Transport - Services — 1.4%
C.H. Robinson Worldwide, Inc.	12,200	686,372

VALIC Company II Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Shares	Market Value (Note 2)

COMMON STOCK (continued)
Web Portals/ISP — 2.8%
Google, Inc., Class A†	2,900	$1,338,843

TOTAL LONG-TERM INVESTMENT SECURITIES
(cost $49,591,308)(1)	100.1%	48,547,911
Liabilities in excess of other assets	(0.1)	(38,008)

NET ASSETS —	100.0%	$48,509,903

†	Non-income producing security
(1)	See Note 5 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2009 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Long-Term Investment Securities:
Common Stock:
Applications Software	$3,008,636	$–	$–	$3,008,636
Computers	4,097,309	–	–	4,097,309
Medical Products	2,852,258	–	–	2,852,258
Medical — Biomedical/Gene	3,663,952	–	–	3,663,952
Medical — Drugs	2,777,000	–	–	2,777,000
Other Industries*	32,148,756	–	–	32,148,756

Total	$48,547,911	$–	$–	$48,547,911

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets.

See Notes to Financial Statements

VALIC Company II Conservative Growth Lifestyle Fund

PORTFOLIO PROFILE — August 31, 2009 (Unaudited)

Industry Allocation*

Fixed Income Investment Companies	56.2%
Domestic Equity Investment Companies	30.8
International Equity Investment Companies	13.1

100.1%

*	Calculated as a percentage of net assets

VALIC Company II Conservative Growth Lifestyle Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009

Security Description	Shares	Market Value (Note 2)

AFFILIATED REGISTERED INVESTMENT COMPANIES#(1) — 100.1%
Domestic Equity Investment Companies — 30.8%
VALIC Co. I Blue Chip Growth Fund	107,853	$858,510
VALIC Co. I Small Cap Special Values Fund	452,644	3,182,086
VALIC Co. I Stock Index Fund	151,871	3,239,418
VALIC Co. I Value Fund	220,235	1,786,108
VALIC Co. II Capital Appreciation Fund	304,117	2,283,918
VALIC Co. II Large Cap Value Fund	79,344	743,450
VALIC Co. II Mid Cap Value Fund	249,031	3,165,180
VALIC Co. II Small Cap Growth Fund†	25,360	236,098
VALIC Co. II Small Cap Value Fund	231,620	2,288,401

Total Domestic Equity Investment Companies
(cost $14,398,891)		17,783,169

Fixed Income Investment Companies — 56.2%
VALIC Co. I Government Securities Fund	270,849	2,914,332
VALIC Co. II Core Bond Fund	1,401,290	13,956,853
VALIC Co. II High Yield Bond Fund	943,696	6,407,693
VALIC Co. II Strategic Bond Fund	884,083	9,106,057

Total Fixed Income Investment Companies
(cost $29,691,054)		32,384,935

International Equity Investment Companies — 13.1%
VALIC Co. I Foreign Value Fund	259,883	2,167,428
VALIC Co. I Global Real Estate Fund	256,327	1,932,708
VALIC Co. I International Equities Fund	591,900	3,468,535

Total International Equity Investment Companies
(cost $6,100,112)		7,568,671

TOTAL INVESTMENTS
(cost $50,190,057)(2)	100.1%	57,736,775
Liabilities in excess of other assets	(0.1)	(78,195)

NET ASSETS —	100.0%	$57,658,580

†	Non-income producing security
#	The Conservative Growth Lifestyle Fund invests in various VALIC Company I or VALIC Company II Funds, some of which are not presented in this report. Additional information on the underlying funds including such fund’s prospectuses and shareholder reports, is available at our website, www.valic.com.
(1)	See Note 3
(2)	See Note 5 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2009 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Affiliated Registered Investment Companies:
Domestic Equity Investment Companies	$17,783,169	$–	$–	$17,783,169
Fixed Income Investment Companies	32,384,935	–	–	32,384,935
International Equity Investment Companies	7,568,671	–	–	7,568,671

Total	$57,736,775	$–	$–	$57,736,775

See Notes to Financial Statements

VALIC Company II Core Bond Fund

PORTFOLIO PROFILE — August 31, 2009 (Unaudited)

Industry Allocation*

Federal Home Loan Mtg. Corp.	24.1%
Repurchase Agreements	7.6
Federal National Mtg. Assoc.	6.8
Diversified Financial Services	6.7
United States Treasury Notes	6.4
Electric — Integrated	4.3
Diversified Banking Institutions	3.9
Banks — Commercial	3.2
United States Treasury Bonds	3.1
Government National Mtg. Assoc.	2.3
Telephone — Integrated	2.0
Oil Companies — Exploration & Production	2.0
Special Purpose Entities	1.8
Cable/Satellite TV	1.5
Pipelines	1.4
Finance — Investment Banker/Broker	1.4
Banks — Super Regional	1.3
Insurance — Multi-line	1.0
Transport — Rail	0.7
Medical — Drugs	0.7
Cellular Telecom	0.7
Oil Companies — Integrated	0.7
Medical — Hospitals	0.6
Telecom Services	0.6
Medical Products	0.5
Banks — Money Center	0.4
Steel — Producers	0.5
Non — Hazardous Waste Disposal	0.5
Electric — Generation	0.4
Multimedia	0.4
Beverages — Non-alcoholic	0.4
Office Automation & Equipment	0.4
Insurance — Mutual	0.4
Cable TV	0.4
Chemicals — Diversified	0.4
Diversified Minerals	0.3
Insurance — Life/Health	0.3
Airlines	0.3
Finance — Auto Loans	0.3
Finance — Other Services	0.3
Food — Misc.	0.3
Transport — Air Freight	0.3
Containers — Metal/Glass	0.3
Satellite Telecom	0.3
Electronic Components — Semiconductors	0.3
Brewery	0.2
Medical — Biomedical/Gene	0.2
Finance — Commercial	0.2
Gas — Distribution	0.2
Insurance — Property/Casualty	0.2
Property Trust	0.2
Finance — Mortgage Loan/Banker	0.2
Medical — Generic Drugs	0.2
Medical — HMO	0.2
Metal — Copper	0.2
Pharmacy Services	0.2
Metal — Aluminum	0.2
Paper & Related Products	0.2
Independent Power Producers	0.2
Cruise Lines	0.2
Banks — Fiduciary	0.2
Transport — Services	0.2
Schools	0.2
Finance — Credit Card	0.2
Diversified Manufacturing Operations	0.2
Investment Companies	0.1
Metal — Diversified	0.1
Casino Hotels	0.1
Chemicals — Specialty	0.1

Consumer Products — Misc.	0.1
Food — Meat Products	0.1
Insurance Brokers	0.1
Retail — Discount	0.1
Oil & Gas Drilling	0.1
Aerospace/Defense	0.1
Oil Refining & Marketing	0.1
Enterprise Software/Service	0.1
Medical Labs & Testing Services	0.1
Agricultural Chemicals	0.1
Finance — Consumer Loans	0.1
Distribution/Wholesale	0.1
Casino Services	0.1
Decision Support Software	0.1
Funeral Services & Related Items	0.1
Research & Development	0.1
Broadcast Services/Program	0.1
Electronics — Military	0.1
Gambling (Non-Hotel)	0.1
Transactional Software	0.1

98.9%

*	Calculated as a percentage of net assets

Credit Quality†#

Government — Agency	36.5%
Government — Treasury	10.4
AAA	3.6
AA	3.9
A	15.8
BBB	16.4
BB	4.5
B	3.2
CCC	1.7
CC	0.2
C	0.1
Below C	0.5
Not Rated@	3.2

100.0%

*	Calculated as a percentage of net assets.
@	Represents debt issues that either have no rating, or the rating is unavailable from the data source.
†	Source: Standard and Poors
#	Calculated as percentage of total debt issues, excluding short-term securities.

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009

Security Description	Principal Amount	Market Value (Note 2)

ASSET BACKED SECURITIES — 6.0%
Diversified Financial Services — 6.0%
Banc of America Commercial Mtg., Inc. Series 2006-6, Class AM 5.39% due 10/10/45(1)	$660,000	$422,452
Bear Stearns Commercial Mtg. Securities, Inc. Series 2007-PW15, Class A2 5.21% due 02/11/44	390,000	383,836
Chase Funding Mtg. Loan Asset-Backed Certs. Series 2003-6, Class 1A6 4.59% due 05/25/15(1)	162,129	149,476
Chase Mtg. Finance Corp. Series 2007-A2, Class 1A1 4.05% due 07/25/37(2)(3)	931,809	790,535
Citigroup Commercial Mtg. Trust Series 2008-C7, Class AM 6.30% due 12/01/49(1)(3)	870,000	590,951
Commercial Mtg. Asset Trust Series 1999-C1, Class D 7.35% due 01/17/32(1)	1,377,000	1,464,072
Commercial Mtg. Pass Through Certs. Series 2006-CN2A, Class A2FL 0.50% due 02/05/19*(1)(4)	1,035,000	767,332
GE Capital Commercial Mtg. Corp. Series 2004-C2, Class A4 4.89% due 03/10/40(1)	340,000	326,817
GMAC Commercial Mtg. Securities, Inc. Series 2003-C2, Class A2 5.67% due 05/10/40(1)(3)	100,000	102,687
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2006-LDP9, Class AM 5.37% due 05/15/47(1)	1,330,000	870,465
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2008-C2, Class AM 6.80% due 02/12/51(1)(3)	1,698,000	846,786
LB Commercial Conduit Mtg. Trust Series 1998-C1, Class E 7.00% due 02/18/30(1)	285,000	309,378
Residential Asset Securities Corp. Series 2003-KS10, Class AI6 4.54% due 12/25/33	166,896	142,444
Swift Master Auto Receivables Trust Series 2007-2, Class A 0.92% due 10/15/12(4)	2,260,734	2,145,075
Wells Fargo Mtg. Backed Securities Trust Series 2006-AR12, Class 2A1 6.10% due 09/25/36(2)	380,867	289,225

Total Asset Backed Securities
(cost $11,855,302)		9,601,531

CONVERTIBLE BONDS & NOTES — 0.0%
Telecom Services — 0.0%
ICO North America, Inc. 7.50% due 08/15/09†(6)(10)(11)(12)(13)(14) (cost $28,000)	28,000	9,800

U.S.CORPORATE BONDS & NOTES — 34.1%
Advertising Services — 0.0%
Visant Holding Corp. Company Guar. Notes 7.63% due 10/01/12	25,000	25,125

Aerospace/Defense — 0.1%
Meccanica Holdings USA Company Guar. Notes 7.38% due 07/15/39*	148,000	168,530

Security Description	Principal Amount	Market Value (Note 2)

Agricultural Chemicals — 0.1%
Terra Capital, Inc. Company Guar. Notes 7.00% due 02/01/17	$160,000	$150,800

Airlines — 0.3%
American Airlines, Inc. Pass Through Certs. Series 2001-1, Class A-2 6.82% due 05/23/11	145,000	124,700
American Airlines, Inc. Pass Through Certs. Series 2001-2, Class A-2 7.86% due 04/01/13	18,000	17,190
Continental Airlines, Inc. Pass Through Certs. Series 2001-1, Class A-2 6.50% due 06/15/11	80,000	76,000
Delta Air Lines, Inc. Pass Through Certs. Series 2001-1, Class A2 7.11% due 03/18/13	75,000	72,375
Northwest Airlines, Inc. Pass Through Certs. Series 2002-1, Class G2 6.26% due 11/20/21	158,539	112,167
United AirLines, Inc. Pass Through Certs. Series 2001-1 Class B 6.93% due 09/01/11	82,000	108,650

		511,082

Banks - Commercial — 1.3%
BB&T Corp. Senior Notes 3.10% due 07/28/11	310,000	313,059
CoBank ACB Sub. Notes 7.88% due 04/16/18*	80,000	77,372
Credit Suisse/New York Sub. Notes 6.00% due 02/15/18	460,000	473,103
KeyBank NA Sub. Notes 5.45% due 03/03/16	258,000	226,186
KeyBank NA Sub. Notes 7.41% due 10/15/27	82,000	81,891
PNC Bank NA Sub. Notes 6.88% due 04/01/18	170,000	180,434
Sovereign Bank Sub. Notes 8.75% due 05/30/18	106,000	115,420
Union Bank of California NA Sub. Notes 5.95% due 05/11/16	170,000	165,815
Wachovia Bank NA Sub. Notes 5.00% due 08/15/15	446,000	429,702
Wachovia Bank NA Sub. Notes 5.60% due 03/15/16	90,000	91,097

		2,154,079

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Banks - Fiduciary — 0.2%
State Street Capital Trust IV Company Guar. Notes 1.63% due 06/15/37(4)	$420,000	$262,279

Banks - Money Center — 0.0%
Chase Capital III Company Guar. Notes 0.91% due 03/01/27(4)	92,000	57,920

Banks - Super Regional — 1.2%
BAC Capital Trust XIII Bank Guar. Notes 0.70% due 03/15/12(4)(5)	822,000	397,716
Bank of America Corp. Senior Notes 4.90% due 05/01/13	439,000	443,181
National City Corp. Senior Notes 4.90% due 01/15/15	99,000	99,117
PNC Preferred Funding Trust I Jr. Sub. Notes 6.11% due 03/15/12*(4)(5)	250,000	145,173
USB Capital IX Company Guar. Notes 6.19% due 04/15/11(4)(5)	523,000	376,560
Wachovia Corp. Sub. Notes 5.63% due 10/15/16	155,000	154,587
Wells Fargo Bank NA Sub. Notes 5.75% due 05/16/16	311,000	318,654

		1,934,988

Beverages - Non-alcoholic — 0.4%
Bottling Group LLC Company Guar. Notes 6.95% due 03/15/14	304,000	356,086
The Coca-Cola Co. Senior Notes 4.88% due 03/15/19	320,000	335,537

		691,623

Brewery — 0.2%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 7.75% due 01/15/19*	336,000	393,420

Broadcast Services/Program — 0.1%
Nexstar Broadcasting, Inc. Company Guar. Notes 0.50% due 01/15/14*(16)	179,648	70,063
Nexstar Broadcasting, Inc. Company Guar. Notes 7.00% due 01/15/14	60,000	23,700

		93,763

Building Products-Cement — 0.0%
Texas Industries, Inc. Company Guar. Notes 7.25% due 07/15/13	50,000	46,750

Cable TV — 0.4%
Comcast Corp. Company Guar. Notes 5.90% due 03/15/16	550,000	586,717

Security Description	Principal Amount	Market Value (Note 2)

Cable/Satellite TV — 1.5%
CCH II LLC/CCH II Capital Corp. Senior Notes 10.25% due 09/15/10†(6)(7)	$34,000	$37,782
CCH II LLC/CCH II Capital Corp. Company Guar. Notes 10.25% due 10/01/13†*(6)(7)	309,000	323,291
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 8.75% due 11/15/13†(6)(7)	30,000	30,300
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Notes 10.38% due 04/30/14†*(6)(7)	338,000	342,225
Comcast Corp. Company Guar. Notes 5.85% due 11/15/15	236,000	255,840
COX Communications, Inc. Senior Notes 6.95% due 06/01/38*	125,000	136,596
COX Communications, Inc. Notes 7.13% due 10/01/12	156,000	172,947
COX Communications, Inc. Senior Notes 9.38% due 01/15/19*	348,000	443,583
CSC Holdings, Inc. Senior Notes 8.50% due 06/15/15*	125,000	126,250
DirecTV Holdings LLC/DirecTV Financing Co. Company Guar. Notes 7.63% due 05/15/16	340,000	357,850
Time Warner Cable, Inc. Company Guar. Notes 6.75% due 06/15/39	190,000	203,176

		2,429,840

Casino Hotels — 0.1%
MGM Mirage, Inc. Senior Sec. Notes 11.13% due 11/15/17*	75,000	80,719
Turning Stone Resort Casino Enterprise Senior Notes 9.13% due 09/15/14*	118,000	108,265

		188,984

Casino Services — 0.1%
Indianapolis Downs LLC & Capital Corp. Senior Sec. Notes 11.00% due 11/01/12*	75,000	53,250
Snoqualmie Entertainment Authority Senior Sec. Notes 9.13% due 02/01/15*	120,000	66,000

		119,250

Cellular Telecom — 0.6%
Cingular Wireless Services, Inc. Senior Notes 7.88% due 03/01/11	594,000	644,392
Cricket Communications, Inc. Company Guar. Notes 9.38% due 11/01/14	28,000	26,390
Cricket Communications, Inc. Company Guar. Notes 10.00% due 07/15/15	115,000	111,262

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Cellular Telecom (continued)
Nextel Communications, Inc. Company Guar. Notes 5.95% due 03/15/14	$200,000	$168,000

		950,044

Chemicals - Diversified — 0.4%
E.I. du Pont de Nemours & Co. Senior Notes 4.75% due 03/15/15	160,000	170,714
Olin Corp. Senior Notes 8.88% due 08/15/19	45,000	45,450
The Dow Chemical Co. Senior Notes 5.90% due 02/15/15	155,000	154,725
The Dow Chemical Co. Senior Notes 8.55% due 05/15/19	193,000	210,226

		581,115

Chemicals - Specialty — 0.1%
Huntsman International LLC Company Guar. Notes 7.88% due 11/15/14	85,000	75,650
Momentive Performance Materials, Inc. Company Guar. Notes 9.75% due 12/01/14	75,000	48,750
Momentive Performance Materials, Inc. Company Guar. Notes 12.50% due 06/15/14*	66,000	62,370

		186,770

Computer Services — 0.0%
Compucom Systems, Inc. Senior Sub. Notes 12.50% due 10/01/15*	65,000	58,500

Consumer Products - Misc. — 0.1%
American Achievement Corp. Company Guar. Notes 8.25% due 04/01/12*	185,000	181,300

Containers - Metal/Glass — 0.1%
Ball Corp. Company Guar. Notes 7.13% due 09/01/16	176,000	176,000

Decision Support Software — 0.1%
Vangent, Inc. Company Guar. Notes 9.63% due 02/15/15	125,000	116,250

Direct Marketing — 0.0%
Affinity Group, Inc. Company Guar. Notes 9.00% due 02/15/12	95,000	60,800

Distribution/Wholesale — 0.1%
KAR Holdings, Inc. Company Guar. Notes 4.48% due 05/01/14(4)	108,000	89,100
KAR Holdings, Inc. Company Guar. Notes 8.75% due 05/01/14	42,000	39,585

		128,685

Security Description	Principal Amount	Market Value (Note 2)

Diversified Banking Institutions — 3.8%
Bank of America Corp. Sub. Notes 5.75% due 08/15/16	$391,000	$373,821
Bank of America Corp. Senior Notes 5.75% due 12/01/17	318,000	309,331
Bank of America Corp. Notes 6.50% due 08/01/16	318,000	327,696
Bank of America Corp. Sub. Notes 7.25% due 10/15/25	75,000	72,643
Citigroup, Inc. Sub. Notes 5.00% due 09/15/14	669,000	612,945
Citigroup, Inc. Senior Notes 5.50% due 04/11/13	211,000	210,019
Citigroup, Inc. Senior Notes 5.85% due 07/02/13	385,000	387,319
Citigroup, Inc. Senior Notes 6.13% due 05/15/18	336,000	315,923
Citigroup, Inc. Sub. Notes 6.13% due 08/25/36	168,000	131,541
Citigroup, Inc. Senior Notes 6.88% due 03/05/38	202,000	182,440
GMAC LLC Senior Notes 6.00% due 12/15/11	250,000	228,750
GMAC LLC Company Guar. Notes 6.88% due 09/15/11*	278,000	256,455
GMAC LLC Sub. Notes 8.00% due 12/31/18*	295,000	214,613
JP Morgan Chase & Co. Sub. Notes 4.89% due 09/01/15(4)	317,000	286,175
Morgan Stanley Sub. Notes 4.75% due 04/01/14	158,000	156,857
Morgan Stanley Senior Notes 6.00% due 04/28/15	888,000	938,017
The Goldman Sachs Group, Inc. Senior Notes 5.13% due 01/15/15	363,000	376,191
The Goldman Sachs Group, Inc. Senior Notes 5.95% due 01/18/18	260,000	270,662
The Goldman Sachs Group, Inc. Sub. Notes 6.75% due 10/01/37	401,000	401,473

		6,052,871

Diversified Financial Services — 0.6%
General Electric Capital Corp. Senior Notes 5.88% due 01/14/38	344,000	305,371

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Diversified Financial Services (continued)
General Electric Capital Corp. Senior Notes 6.88% due 01/10/39	$568,000	$563,329
USAA Capital Corp. Notes 3.50% due 07/17/14*	126,000	125,430

		994,130

Diversified Manufacturing Operations — 0.1%
General Electric Co. Senior Notes 5.25% due 12/06/17	119,000	121,497

Electric - Generation — 0.4%
Edison Mission Energy Senior Notes 7.20% due 05/15/19	280,000	203,000
The AES Corp. Senior Notes 8.00% due 10/15/17	320,000	306,400
The AES Corp. Senior Notes 8.88% due 02/15/11	190,000	195,700

		705,100

Electric - Integrated — 3.5%
Ameren Corp. Senior Notes 8.88% due 05/15/14	259,000	282,001
CenterPoint Energy Houston Electric LLC General and Refunding Mtg. Notes 7.00% due 03/01/14	266,000	295,757
Commonwealth Edison Co. 1st Mtg. Notes 6.15% due 09/15/17	181,000	199,011
Dominion Resources, Inc. Jr. Sub Notes 6.30% due 09/30/66(4)	506,000	369,380
Energy East Corp. Notes 6.75% due 07/15/36	365,000	402,103
Entergy Gulf States Louisiana LLC 1st Mtg. Bonds 6.00% due 05/01/18	479,000	496,853
Entergy Texas, Inc. 1st Mtg. Notes 7.13% due 02/01/19	30,000	33,085
FirstEnergy Corp. Senior Notes 7.38% due 11/15/31	248,000	273,779
FirstEnergy Solutions Corp. Company Guar. Notes 6.05% due 08/15/21*	201,000	203,191
FirstEnergy Solutions Corp. Company Guar. Notes 6.80% due 08/15/39*	371,000	378,950
Mirant Americas Generation LLC Senior Notes 8.30% due 05/01/11	395,000	396,975
Mirant Mid - Atlantic LLC Pass Through Certs., Series B 9.13% due 06/30/17	89,453	89,117
Nevada Power Co. General and Refunding Mtg. Notes 7.13% due 03/15/19	442,000	503,491

Security Description	Principal Amount	Market Value (Note 2)

Electric - Integrated (continued)
Pepco Holdings, Inc. Senior Notes 6.13% due 06/01/17	$90,000	$91,789
Pepco Holdings, Inc. Senior Notes 6.45% due 08/15/12	490,000	521,312
PPL Electric Utilities Corp. 1st Mtg. Bonds 6.25% due 05/15/39	195,000	219,872
PSEG Power LLC Company Guar. Notes 7.75% due 04/15/11	115,000	123,969
Sierra Pacific Power Co. General and Refunding Mtg. Notes 6.75% due 07/01/37	359,000	390,844
Texas Competitive Electric Holdings Co., LLC Company Guar. Notes, Series A 10.25% due 11/01/15	165,000	109,312
Texas Competitive Electric Holdings Co., LLC Company Guar. Notes, Series B 10.25% due 11/01/15	25,000	16,562
Toledo Edison Co. 1st Mtg. Notes 7.25% due 05/01/20	153,000	178,394

		5,575,747

Electronic Components - Semiconductors — 0.3%
Amkor Technology, Inc. Senior Notes 7.75% due 05/15/13	90,000	89,100
National Semiconductor Corp. Senior Notes 6.60% due 06/15/17	215,000	198,186
Spansion LLC Senior Sec. Notes 5.33% due 06/01/13†*(4)(6)(7)	145,000	128,688

		415,974

Electronics - Military — 0.1%
L - 3 Communications Corp. Company Guar. Notes 6.38% due 10/15/15	95,000	89,538

Enterprise Software/Service — 0.1%
Oracle Corp. Senior Notes 3.75% due 07/08/14	160,000	165,298

Finance - Auto Loans — 0.3%
Ford Motor Credit Co. LLC Senior Notes 7.38% due 02/01/11	275,000	265,845
Ford Motor Credit Co. LLC Notes 7.88% due 06/15/10	222,000	221,537

		487,382

Finance - Commercial — 0.2%
CIT Group, Inc. Senior Notes 5.80% due 07/28/11	38,000	22,633

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount	Market Value (Note2)

U.S. CORPORATE BONDS & NOTES (continued)
Finance - Commercial (continued)
Textron Financial Corp. Senior Notes 5.40% due 04/28/13	$410,000	$361,482

		384,115

Finance - Consumer Loans — 0.1%
SLM Corp. Senior Notes 5.13% due 08/27/12	174,000	136,590

Finance - Credit Card — 0.2%
FIA Card Services NA Sub. Notes 7.13% due 11/15/12	230,000	238,597

Finance - Investment Banker/Broker — 1.2%
Lehman Brothers Holdings Capital Trust VII Company Guar. Notes 5.86% due 05/31/12†(4)(5)(6)(7)	148,000	15
Lehman Brothers Holdings, Inc. Sub. Notes 6.75% due 12/28/17†(6)(7)	179,000	18
Lehman Brothers Holdings, Inc. Sub. Notes 7.50% due 05/11/38†(6)(7)	230,000	23
Merrill Lynch & Co., Inc. Sub. Notes 5.70% due 05/02/17	187,000	175,018
Merrill Lynch & Co., Inc. Sub. Notes 6.22% due 09/15/26	215,000	193,916
Merrill Lynch & Co., Inc. Senior Notes 6.40% due 08/28/17	176,000	173,447
The Bear Stearns Cos., Inc. Senior Notes 5.30% due 10/30/15	355,000	359,809
The Bear Stearns Cos., Inc. Senior Notes 5.70% due 11/15/14	283,000	303,717
The Bear Stearns Cos., Inc. Senior Notes 6.40% due 10/02/17	595,000	645,672

		1,851,635

Finance - Mortgage Loan/Banker — 0.2%
Countrywide Financial Corp. Sub. Notes 6.25% due 05/15/16	150,000	145,511
Countrywide Home Loans, Inc. Company Guar. Notes 4.00% due 03/22/11	190,000	191,842

		337,353

Food - Meat Products — 0.0%
Smithfield Foods, Inc. Senior Sec. Notes 10.00% due 07/15/14*	75,000	76,500

Food - Misc. — 0.3%
HJ Heinz Finance Co. Company Guar. Notes 7.13% due 08/01/39*	148,000	173,788

Security Description	Principal Amount	Market Value (Note 2)

Food - Misc. (continued)
Kraft Foods, Inc. Senior Notes 6.75% due 02/19/14	$256,000	$290,536

		464,324

Funeral Services & Related Items — 0.1%
Carriage Services, Inc. Senior Notes 7.88% due 01/15/15	125,000	112,500

Gambling (Non-Hotel) — 0.1%
Downstream Development Authority Senior Sec. Notes 12.00% due 10/15/15*	140,000	88,550

Gas - Distribution — 0.2%
Sempra Energy Senior Notes 6.50% due 06/01/16	340,000	373,942

Home Furnishings — 0.0%
Simmons Co. Senior Disc. Notes 10.00% due 12/15/14(8)	7,000	2,170

Independent Power Producers — 0.2%
NRG Energy, Inc. Company Guar. Notes 7.38% due 02/01/16	280,000	267,750

Insurance Brokers — 0.1%
Marsh & McLennan Cos., Inc. Senior Notes 5.15% due 09/15/10	145,000	145,222
USI Holdings Corp. Senior Sub. Notes 9.75% due 05/15/15*	40,000	32,650

		177,872

Insurance - Life/Health — 0.3%
Americo Life, Inc. Notes 7.88% due 05/01/13*	109,000	77,390
Monumental Global Funding II Senior Sec. Notes 5.65% due 07/14/11*	120,000	122,645
Prudential Financial, Inc. Senior Notes 6.20% due 01/15/15	302,000	316,362

		516,397

Insurance - Multi - line — 0.7%
Hartford Financial Services Group, Inc. Senior Notes 5.95% due 10/15/36	349,000	255,789
Metlife, Inc. Senior Notes 6.13% due 12/01/11	200,000	213,749
MetLife, Inc. Senior Notes 6.75% due 06/01/16	175,000	191,431
Metropolitan Life Global Funding I Notes 5.13% due 06/10/14*	380,000	395,992

		1,056,961

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Insurance - Mutual — 0.4%
Liberty Mutual Group, Inc. Company Guar. Bonds 10.75% due 06/15/58*(4)	$384,000	$337,920
Massachusetts Mutual Life Insurance Co. Notes 8.88% due 06/01/39*	228,000	255,859

		593,779

Insurance - Property/Casualty — 0.2%
ACE INA Holdings, Inc. Company Guar. Notes 5.60% due 05/15/15	269,000	288,077
W.R. Berkley Corp. Senior Notes 6.25% due 02/15/37	95,000	74,820

		362,897

Investment Management/Advisor Services — 0.0%
Ameriprise Financial, Inc. Senior Notes 5.35% due 11/15/10	8,000	8,015

Medical Labs & Testing Services — 0.1%
Howard Hughes Medical Institute Senior Notes 3.45% due 09/01/14	155,000	157,197

Medical Products — 0.5%
Baxter International, Inc. Senior Notes 5.90% due 09/01/16	500,000	558,392
CareFusion Corp. Senior Notes 4.13% due 08/01/12*	180,000	183,426
LVB Acquisition Holding LLC Company Guar. Notes 10.38% due 10/15/17(10)	54,000	56,295

		798,113

Medical - Biomedical/Gene — 0.2%
Amgen, Inc. Senior Notes 5.85% due 06/01/17	350,000	386,533

Medical - Drugs — 0.6%
Axcan Intermediate Holdings, Inc. Senior Notes 9.25% due 03/01/15	75,000	77,063
Merck & Co., Inc. Senior Notes 4.00% due 06/30/15	128,000	133,408
Wyeth Bonds 5.50% due 02/01/14	693,000	757,768

		968,239

Medical - Generic Drugs — 0.2%
Watson Pharmaceuticals, Inc. Senior Notes 6.13% due 08/15/19	336,000	345,447

Medical - HMO — 0.2%
UnitedHealth Group, Inc. Senior Notes 5.25% due 03/15/11	195,000	201,779

Security Description	Principal Amount	Market Value (Note 2)

Medical - HMO (continued)
WellPoint, Inc. Senior Notes 5.00% due 01/15/11	$117,000	$120,929

		322,708

Medical - Hospitals — 0.6%
Community Health Systems, Inc. Company Guar. Notes 8.88% due 07/15/15	120,000	120,450
HCA, Inc. Senior Notes 7.50% due 11/15/95	250,000	163,928
HCA, Inc. Senior Notes 8.50% due 04/15/19*	375,000	379,687
HCA, Inc. Senior Sec. Notes 9.25% due 11/15/16	175,000	177,187
IASIS Healthcare LLC/IASIS Capital Corp. Company Guar. Notes 8.75% due 06/15/14	125,000	122,188

		963,440

Metal - Aluminum — 0.2%
Alcoa, Inc. Senior Notes 6.50% due 06/15/18	224,000	213,193
Noranda Aluminum Acquisition Corp. Company Guar. Notes 5.41% due 11/15/14(10)	108,856	66,402

		279,595

Metal - Copper — 0.2%
Freeport-McMoRan Corp. Company Guar. Notes 8.75% due 06/01/11	301,000	321,517

Multimedia — 0.4%
News America, Inc. Company Guar. Notes 6.15% due 03/01/37	205,000	198,022
News America, Inc. Company Guar. Notes 6.90% due 08/15/39*	185,000	194,698
Time Warner Entertainment Co. LP Senior Notes 8.38% due 07/15/33	256,000	308,296

		701,016

Non - Hazardous Waste Disposal — 0.5%
Allied Waste North America, Inc. Company Guar. Notes 7.38% due 04/15/14	125,000	130,298
Republic Services, Inc. Senior Notes 5.50% due 09/15/19*	120,000	119,807
Republic Services, Inc. Notes 6.09% due 03/15/35*	75,000	68,298
Waste Management, Inc. Company Guar. Notes 6.38% due 11/15/12	162,000	177,301

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Non - Hazardous Waste Disposal (continued)
Waste Management, Inc. Company Guar. Notes 7.75% due 05/15/32	$205,000	$237,049

		732,753

Office Automation & Equipment — 0.4%
Pitney Bowes, Inc. Senior Notes 5.25% due 01/15/37	510,000	507,324
Xerox Corp. Senior Notes 6.35% due 05/15/18	165,000	168,840

		676,164

Oil & Gas Drilling — 0.1%
Rowan Cos., Inc. Senior Notes 7.88% due 08/01/19	160,000	168,656

Oil Companies - Exploration & Production — 1.3%
Chesapeake Energy Corp. Senior Notes 7.25% due 12/15/18	100,000	91,500
Chesapeake Energy Corp. Company Guar. Notes 7.50% due 09/15/13	665,000	651,700
Devon Financing Corp. ULC Company Guar. Notes 6.88% due 09/30/11	550,000	600,173
Hilcorp Energy I LP Senior Notes 7.75% due 11/01/15*	145,000	133,763
Kerr-McGee Corp. Company Guar. Notes 6.95% due 07/01/24	168,000	173,486
Sabine Pass LNG LP Senior Sec. Notes 7.50% due 11/30/16	515,000	417,150

		2,067,772

Oil Companies - Integrated — 0.7%
ConocoPhillips Holding Co. Senior Notes 6.95% due 04/15/29	196,000	225,963
Hess Corp. Senior Notes 7.13% due 03/15/33	195,000	216,395
Hess Corp. Senior Notes 7.88% due 10/01/29	265,000	314,535
Phillips Petroleum Co. Debentures 7.00% due 03/30/29	293,000	328,277

		1,085,170

Oil Refining & Marketing — 0.1%
Valero Energy Corp. Senior Notes 6.63% due 06/15/37	191,000	166,017

Paper & Related Products — 0.2%
Georgia - Pacific LLC Company Guar. Notes 7.00% due 01/15/15*	90,000	86,625

Security Description	Principal Amount	Market Value (Note 2)

Paper & Related Products (continued)
Georgia - Pacific LLC Company Guar. Notes 7.13% due 01/15/17*	$20,000	$19,200
MeadWestvaco Corp. Senior Notes 7.38% due 09/01/19	170,000	172,810

		278,635

Pharmacy Services — 0.2%
Express Scripts, Inc. Senior Notes 6.25% due 06/15/14	175,000	191,256
Express Scripts, Inc. Senior Notes 7.25% due 06/15/19	112,000	129,885

		321,141

Physicians Practice Management — 0.0%
US Oncology, Inc. Senior Sec. Notes 9.13% due 08/15/17*	75,000	78,000

Pipelines — 1.4%
Boardwalk Pipelines LLC Company Guar. Notes 5.75% due 09/15/19	297,000	294,300
Copano Energy LLC Company Guar. Notes 8.13% due 03/01/16	545,000	521,838
Copano Energy LLC / Copano Energy Finance Corp. Company Guar. Notes 7.75% due 06/01/18	50,000	46,250
Dynegy - Roseton Danskammer Pass Through Certs., Series B 7.67% due 11/08/16	215,000	192,425
Enterprise Products Operating LLC Company Guar. Notes 4.60% due 08/01/12	175,000	181,587
ONEOK, Inc. Senior Notes 6.00% due 06/15/35	159,000	152,277
Plains All American Pipeline, LP Senior Notes 4.25% due 09/01/12	249,000	254,235
Williams Cos., Inc. Senior Notes 7.88% due 09/01/21	540,000	584,730

		2,227,642

Property Trust — 0.2%
WEA Finance LLC / WT Finance Australia Property, Ltd. Company Guar. Notes 6.75% due 09/02/19*	360,000	354,592

Publishing - Periodicals — 0.0%
The Reader’s Digest Association, Inc. Company Guar. Notes 9.00% due 02/15/17†(6)(7)	120,000	2,850

Recycling — 0.0%
Aleris International, Inc. Company Guar. Notes 9.00% due 12/15/14†(6)(7)(10)	100,000	510

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Research & Development — 0.1%
Alion Science and Technology Corp. Company Guar. Notes 10.25% due 02/01/15	$155,000	$102,300

Retail - Discount — 0.1%
Wal - Mart Stores, Inc. Senior Notes 3.20% due 05/15/14	170,000	173,450

Retail - Regional Department Stores — 0.0%
Macy’s Retail Holdings, Inc. Company Guar. Notes 6.65% due 07/15/24	22,000	17,013

Schools — 0.2%
Princeton University Senior Notes 5.70% due 03/01/39	226,000	241,896

Special Purpose Entities — 1.0%
CCM Merger, Inc. Notes 8.00% due 08/01/13*	150,000	121,500
CDX North America High Yield Credit Linked Certificates, Series 10-T 8.88% due 06/29/13*(15)	496,770	458,891
Chukchansi Economic Development Authority Senior Notes 8.00% due 11/15/13*	120,000	96,000
Citicorp Lease Pass - Through Trust 1999-1 Pass Thru Certs. 8.04% due 12/15/19*	239,000	214,184
Principal Life Global Funding I Senior Sec. Notes 5.25% due 01/15/13*	739,000	751,126

		1,641,701

Steel - Producers — 0.4%
Reliance Steel & Aluminum Co. Company Guar. Notes 6.85% due 11/15/36	690,000	538,373
Ryerson, Inc. Company Guar. Notes 7.86% due 11/01/14(4)	125,000	106,250

		644,623

Telecom Services — 0.6%
Bellsouth Telecommunications, Inc. Senior Notes 7.00% due 12/01/95	357,000	357,762
Embarq Corp. 8.00% due 06/01/36	76,000	78,213
PAETEC Holding Corp. Company Guar. Notes 9.50% due 07/15/15	210,000	181,125
Qwest Corp. Senior Notes 6.50% due 06/01/17	200,000	184,000
Qwest Corp. Senior Notes 7.50% due 10/01/14	135,000	133,819

		934,919

Security Description	Principal Amount	Market Value (Note 2)

Telephone - Integrated — 1.0%
AT&T, Inc. Senior Notes 5.63% due 06/15/16	$155,000	$167,425
BellSouth Corp. Senior Notes 6.88% due 10/15/31	185,000	202,646
Cincinnati Bell, Inc. Company Guar. Notes 7.00% due 02/15/15	14,000	13,160
Citizens Communications Co. Senior Notes 9.00% due 08/15/31	125,000	115,156
Pacific Bell Telephone Co. Company Guar. Notes 7.13% due 03/15/26	450,000	498,397
Sprint Capital Corp. Company Guar. Notes 8.75% due 03/15/32	335,000	278,050
Verizon Pennsylvania, Inc. Senior Bonds 8.35% due 12/15/30	160,000	179,591
Verizon Virginia, Inc. Senior Notes 4.63% due 03/15/13	155,000	159,758

		1,614,183

Television — 0.0%
Allbritton Communications Co. Senior Sub. Notes 7.75% due 12/15/12	65,000	55,575
Paxson Communications Corp. Senior Sec. Notes 8.38% due 01/15/13†*(4)(6)(7)(10)	226,373	6,791
Young Broadcasting, Inc. Company Guar. Notes 10.00% due 03/01/11†(6)(7)	105,000	12

		62,378

Transactional Software — 0.1%
Open Solutions, Inc. Company Guar. Notes 9.75% due 02/01/15*	120,000	78,600

Transport - Air Freight — 0.3%
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class A-1 7.20% due 01/02/19	258,710	175,923
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class B 7.63% due 01/02/15	190,663	112,491
Atlas Air, Inc. Pass Through Certs. Series 2000-1, Class A 8.71% due 01/02/19	226,674	158,672

		447,086

Transport - Rail — 0.6%
CSX Corp. Senior Notes 6.15% due 05/01/37	185,000	187,952
CSX Corp. Debentures 7.90% due 05/01/17	292,000	342,548

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Transport - Rail (continued)
Union Pacific Corp. Senior Notes 5.75% due 11/15/17	$455,000	$487,136

		1,017,636

Transport - Services — 0.2%
PHI, Inc. Company Guar. Notes 7.13% due 04/15/13	275,000	255,063

Total U.S. Corporate Bonds & Notes
(cost $54,518,175)		54,546,653

FOREIGN CORPORATE BONDS & NOTES — 7.6%
Banks - Commercial — 1.7%
Australia & New Zealand Banking Group, Ltd. Sub. Notes 1.71% due 10/30/09(4)(5)	390,000	195,000
Barclays Bank PLC Jr. Sub. Notes 5.93% due 12/15/16*(4)(5)	390,000	269,100
Barclays Bank PLC Sub. Notes 6.05% due 12/04/17*	342,000	337,537
Caisse Nationale des Caisses d’Epargne et de Prevoyance Senior Notes 3.82% due 12/30/09(4)(5)	132,000	80,520
Lloyds Banking Group PLC Jr. Sub. Notes 5.92% due 10/01/15*(4)(5)	205,000	86,100
Rabobank Nederland NV Senior Notes 4.20% due 05/13/14*	410,000	424,645
Standard Chartered PLC Senior Notes 5.50% due 11/18/14*	400,000	429,346
Svenska Handelsbanken AB Senior Notes 4.88% due 06/10/14*	250,000	261,720
Westpac Banking Corp. Sub. Notes 1.91% due 03/31/10(4)(5)	820,000	430,500
Westpac Banking Corp. Senior Notes 4.20% due 02/27/15	155,000	155,980

		2,670,448

Banks - Money Center — 0.2%
Bank of Scotland PLC Senior Sub. Notes 1.50% due 11/30/09(4)(5)	590,000	265,500
KBC Internationale Financieringsmaatschappij NV Bank Guar. Notes 6.00% due 02/07/10(3)(17)	177,000	110,183

		375,683

Cellular Telecom — 0.1%
Vodafone Group PLC Senior Notes 4.15% due 06/10/14	88,000	90,139
Vodafone Group PLC Senior Notes 5.38% due 01/30/15	98,000	103,128

		193,267

Security Description	Principal Amount	Market Value (Note 2)

Containers - Metal/Glass — 0.2%
Rexam PLC Senior Notes 6.75% due 06/01/13*	$254,000	$265,743

Cruise Lines — 0.2%
Royal Caribbean Cruises, Ltd. Senior Notes 7.00% due 06/15/13	300,000	266,250

Diversified Banking Institutions — 0.1%
Credit Agricole SA Jr. Sub. Notes 6.64% due 05/31/17*(4)(5)	350,000	231,000

Diversified Manufacturing Operations — 0.1%
Bombardier, Inc. Senior Notes 8.00% due 11/15/14*	103,000	100,554

Diversified Minerals — 0.3%
Anglo American Capital PLC Company Guar. Notes 9.38% due 04/08/19*	332,000	388,440
Teck Resources, Ltd. Senior Sec. Notes 10.25% due 05/15/16	80,000	88,400
Teck Resources, Ltd. Senior Sec. Notes 10.75% due 05/15/19	60,000	68,325

		545,165

Electric - Integrated — 0.8%
Electricite de France Notes 6.50% due 01/26/19*	500,000	570,933
Electricite de France Notes 6.95% due 01/26/39*	412,000	503,143
Empresa Nacional de Electricidad SA Bonds 7.33% due 02/01/37	210,000	214,780

		1,288,856

Finance - Investment Banker/Broker — 0.2%
Macquarie Group, Ltd. Notes 7.30% due 08/01/14*	292,000	303,565

Finance - Other Services — 0.3%
BP Capital Markets PLC Company Guar. Notes 3.88% due 03/10/15	465,000	480,220

Food - Meat Products — 0.1%
JBS SA Company Guar. Notes 9.38% due 02/07/11	100,000	101,500

Insurance - Multi-line — 0.3%
Aegon NV Senior Notes 3.60% due 07/15/14(4)(5)	104,000	43,680
XL Capital, Ltd. Senior Notes 5.25% due 09/15/14	297,000	269,495

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount	Market Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Insurance - Multi-line (continued)
XL Capital, Ltd. Senior Notes 6.38% due 11/15/24	$194,000	$153,376

		466,551

Investment Companies — 0.1%
Xstrata Finance Canada, Ltd. Company Guar. Notes 6.90% due 11/15/37*	223,000	196,016

Medical Products — 0.0%
Angiotech Pharmaceuticals, Inc. Company Guar. Notes 4.22% due 12/01/13(4)	60,000	50,400

Medical - Drugs — 0.1%
Elan Finance PLC Company Guar. Bonds 7.75% due 11/15/11	196,000	190,120

Metal - Diversified — 0.1%
Noranda, Inc. Notes 6.00% due 10/15/15	200,000	190,262

Oil Companies - Exploration & Production — 0.7%
Nexen, Inc. Senior Notes 5.88% due 03/10/35	235,000	206,675
Nexen, Inc. Senior Notes 7.50% due 07/30/39	185,000	193,779
OPTI Canada, Inc. Senior Sec. Notes 7.88% due 12/15/14	190,000	121,600
OPTI Canada, Inc. Senior Notes 8.25% due 12/15/14	10,000	6,500
Talisman Energy, Inc. Senior Notes 7.75% due 06/01/19	340,000	395,646
Woodside Finance, Ltd. Company Guar. Notes 8.13% due 03/01/14*	155,000	171,722

		1,095,922

Printing - Commercial — 0.0%
Quebecor World Capital Corp. Company Guar. Notes 8.75% due 03/15/16†*(6)(7)	165,000	14,850

Satellite Telecom — 0.3%
Intelsat Intermediate Holding Co., Ltd. Company Guar. Notes 9.50% due 02/01/15(8)	65,000	63,375
Intelsat Subsidiary Holding Co., Ltd. Company Guar. Notes 8.50% due 01/15/13	215,000	216,612
Intelsat Subsidiary Holding Co., Ltd. Company Guar. Notes 8.88% due 01/15/15	145,000	146,088

		426,075

Special Purpose Entities — 0.5%
Aries Vermoegensverwaltungs GmbH Sec. Notes 9.60% due 10/25/14	500,000	627,500

Security Description	Principal Amount	Market Value (Note 2)

Special Purpose Entities (continued)
SMFG Preferred Capital, Ltd. Sub. Notes 6.08% due 01/25/17(4)(5)	$272,000	$236,482

		863,982

Steel - Producers — 0.1%
ArcelorMittal Senior Notes 6.13% due 06/01/18	128,000	122,512

Telephone - Integrated — 1.0%
Telecom Italia Capital SA Company Guar. Notes 4.95% due 09/30/14	1,192,000	1,230,242
Telefonica Emisiones SAU Company Guar. Notes 5.88% due 07/15/19	310,000	337,221

		1,567,463

Transport - Rail — 0.1%
Canadian National Railway Co. Senior Notes 6.38% due 10/15/11	180,000	197,497

Total Foreign Corporate Bonds & Notes
(cost $12,132,861)		12,203,901

FOREIGN GOVERNMENT AGENCIES — 0.0%
Sovereign — 0.0%
United Mexican States Notes 6.75% due 09/27/34 (cost $2,126)	2,000	2,075

U.S. GOVERNMENT AGENCIES — 33.2%
Federal Home Loan Mtg. Corp. — 24.1%
4.50% due 11/01/18	368,349	386,498
4.50% due 02/01/19	392,887	410,772
4.50% due 01/01/39	1,300,658	1,308,841
5.00% due 03/01/19	165,768	174,631
5.00% due 10/01/33	51,376	53,034
5.00% due 06/01/34	981,112	1,012,020
5.00% due 12/01/34	332,891	343,378
5.00% due 07/01/35	506,924	522,419
5.00% due 08/01/35	1,126,183	1,160,607
5.00% due 10/01/35	766,628	790,061
5.00% due 11/01/35	705,724	727,296
5.00% due 11/01/36	399,231	410,873
5.00% due 01/01/37	464,036	477,567
5.00% due 04/01/37	1,267,693	1,303,471
5.00% due 11/01/37	1,590,203	1,635,083
5.00% due 03/01/38	841,643	865,396
5.48% due 03/01/36(4)	333,884	349,645
5.50% due 11/01/18	195,790	208,645
5.50% due 10/01/33	487,084	510,344
5.50% due 07/01/34	305,803	320,215
5.50% due 02/01/35	468,514	490,155
5.50% due 07/01/35	13,600	14,229
5.50% due 05/01/37	1,117,818	1,166,483
5.50% due 09/01/37	1,598,306	1,667,888
5.50% due 10/01/37	6,439,532	6,719,879
5.50% due 07/01/38	326,679	340,901
5.81% due 01/01/37(4)	460,934	485,851
5.94% due 10/01/36(4)	1,904,527	1,999,864
6.00% due 07/01/35	432,824	457,957
6.00% due 12/01/36	495,709	523,874

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount	Market Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Federal Home Loan Mtg. Corp. (continued)
6.00% due 08/01/37	$2,939,172	$3,102,491
6.50% due 12/01/32	440,269	472,833
6.50% due 02/01/36	158,313	168,910
6.50% due 09/01/36	5,624	5,996
6.50% due 05/01/37	685,389	730,584
6.50% due 11/01/37	1,898,542	2,023,731
7.00% due 11/01/16	22,278	23,927
7.00% due 07/01/32	48,724	53,331
7.50% due 12/01/30	5,912	6,615
7.50% due 04/01/31	49,546	55,445
8.00% due 02/01/30	5,038	5,708
8.00% due 07/01/30	1,419	1,608
Federal Home Loan Mtg. Corp. REMIC Series 3102, Class PG 5.00% due 11/15/28	475,000	497,990
Series 3317, Class PD 5.00% due 09/15/31	610,000	641,601
Series 3116, Class PD 5.00% due 10/15/34	2,740,000	2,835,166
Series 3349, Class HB 5.50% due 06/15/31	1,106,000	1,164,296

		38,628,109

Federal National Mtg. Assoc. — 6.8%
4.50% due 06/01/18	93,111	97,804
4.77% due 10/01/35(4)	237,068	244,135
5.00% due 03/15/16	248,000	271,757
5.00% due 09/01/18	31,962	33,811
5.00% due 10/01/18	30,618	32,389
5.00% due 02/01/20	52,479	55,367
5.00% due 06/01/22	1,613,650	1,685,306
5.00% due 03/01/37	329,601	338,852
5.00% due 06/01/37	120,624	124,009
5.00% due 07/01/37	694,705	714,203
5.50% due 10/01/17	68,766	73,388
5.50% due 05/01/18	59,676	63,632
5.50% due 11/01/19	60,307	64,304
5.50% due 11/01/22	393,013	414,211
5.50% due 12/01/33	372,328	389,991
5.50% due 05/01/34	179,233	187,736
5.50% due 12/01/35	72,843	76,162
5.50% due 02/01/36(4)	306,670	323,040
5.50% due 11/01/36	599,176	625,543
6.00% due 09/01/16	88,823	95,044
6.00% due 12/01/16	21,726	23,247
6.00% due 12/01/33	388,521	412,417
6.00% due 07/01/34	335,546	356,020
6.00% due 10/01/36	1,319,566	1,393,302
6.00% due 10/01/37	690,671	728,402
6.50% due 02/01/17	36,339	39,170
6.50% due 03/01/17	44,669	48,149
6.50% due 04/01/29	45,089	48,776
6.50% due 06/01/29	110,962	120,037
6.50% due 07/01/32	48,186	52,006
6.50% due 02/01/37	940,406	1,007,906
7.00% due 09/01/31	115,352	126,830
Federal National Mtg. Assoc. REMIC Series 2005 - 12, Class BE 5.00% due 11/25/30	600,000	629,436

		10,896,382

Security Description	Shares/ Principal Amount	Market Value (Note 2)

Government National Mtg. Assoc. — 2.3%
5.00% due 05/15/34	$1,257,358	$1,302,493
6.00% due 09/15/38	2,158,637	2,279,766
6.50% due 06/15/29	14,876	16,099
7.00% due 09/15/28	13,046	14,370

		3,612,728

Total U.S. Government Agencies
(cost $51,011,954)		53,137,219

U.S. GOVERNMENT TREASURIES — 9.5%
United States Treasury Bonds — 3.1%
3.50% due 02/15/39	2,545,000	2,248,350
4.25% due 05/15/39	558,000	564,190
4.38% due 02/15/38	674,000	695,168
4.50% due 05/15/38	588,000	619,238
5.25% due 11/15/28	559,000	640,229
8.13% due 08/15/19	158,000	218,188

		4,985,363

United States Treasury Notes — 6.4%
0.88% due 03/31/11	600,000	601,336
1.00% due 07/31/11	2,000,000	2,002,812
1.13% due 01/15/12	750,000	748,301
2.25% due 05/31/14	181,000	180,562
2.38% due 08/31/14	186,000	185,869
2.63% due 06/30/14	1,156,000	1,171,082
2.63% due 02/29/16	2,750,000	2,701,875
2.75% due 02/15/19	760,000	719,447
3.13% due 05/15/19	262,000	255,778
3.63% due 08/15/19	295,000	300,531
3.75% due 11/15/18	505,000	518,572
4.25% due 08/15/15	750,000	813,046

		10,199,211

Total U.S. Government Treasuries
(cost $15,512,405)		15,184,574

COMMON STOCK — 0.0%
Independent Power Producers — 0.0%
Mirant Corp.† (cost $0)	186	3,134

PREFERRED STOCK — 0.9%
Banks - Commercial — 0.2%
CoBank ACB 11.00%*	7,302	358,711

Banks - Money Center — 0.2%
Santander Finance Preferred SA 4.00%(4)	23,200	364,936

Banks-Super Regional — 0.1%
Wachovia Capital Trust IX 6.38%	10,650	215,130

Diversified Financial Services — 0.1%
General Electric Capital Corp. 8.00%(8)	6,441	144,278

Finance-Mortgage Loan/Banker — 0.0%
Freddie Mac 0.00%(4)	6,900	14,766

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Shares/ Principal Amount	Market Value (Note 2)

PREFERRED STOCK (continued)
Special Purpose Entity — 0.3%
Structured Repackaged Asset-Backed Trust Securities 3.00%(4)	21,200	$381,600

Total Preferred Stock
(cost $1,983,332)		1,479,421

Total Long-Term Investment Securities
(cost $147,044,155)		146,168,308

REPURCHASE AGREEMENT — 7.6%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 08/31/09, to be repurchased 09/01/09 in the amount of $12,099,003 and collateralized by $12,470,000 of United States Treasury Bills, bearing interest at 0.15% due 12/31/09 and having approximate value of $12,462,518 (cost $12,099,000)	$12,099,000	12,099,000

TOTAL INVESTMENTS
(cost $159,143,155)(9)	98.9%	158,267,308
Other assets less liabilities	1.1	1,703,894

NET ASSETS —	100.0%	$159,971,202

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At August 31, 2009, the aggregate value of these securities was $14,731,173 representing 9.2% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
†	Non-income producing security
(1)	Commercial Mortgage Backed Security
(2)	Collateralized Mortgage Obligation
(3)	Variable Rate Security — the rate reflected is as of August 31, 2009, maturity date reflects the stated maturity date.
(4)	Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of August 31, 2009.
(5)	Perpetual maturity — maturity date reflects the next call date.
(6)	Company has filed for Chapter 11 bankruptcy protection.
(7)	Bond in default
(8)	“Step-up” security where the rate increases (“steps-up”) at a predetermined rate. Rate shown reflects the increased rate.
(9)	See Note 5 for cost of investments on a tax basis.
(10)	Income may be received in cash or additional bonds at the discretion of the issuer.
(11)	Illiquid security. At August 31,2009, the aggregate value of these securities was $9,800 representing 0.0% of net assets.
(12)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(13)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contactual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of August 31, 2009, the Core Bond Fund held the following restricted securities:

Name	Acquisition Date	Principal Amount	Acquisition Cost	Market Value	Value Per Share	% of Net Assets
ICO North America, Inc. 7.50% due 08/15/09	08/11/05	$25,000	$25,000
	02/15/08	1,000	1,000
	09/11/08	1,000	1,000
	02/27/09	1,000	1,000

		$28,000	$28,000	$9,800	$35.00	0.00%

(14)	Bond in default and did not pay principal at maturity.
(15)	The structured security is an investment in a trust that is linked to entities included in the CDX.NA.HY.10 index as published by CDS IndexCo LLC. Generally described, investors in the structured security are taking credit risk, and are providing credit protection to the trust, in respect of the entities included in the CDX.NA.HY.10 index. The trust, in turn, is taking credit risk with respect to the entities included in the CDX.NA.HY.10 index in the trust’s transactions with credit default swap counterparties and, through credit default swap agreements, is providing credit protection to credit default swap counterparties; see Note 2
(16)	PIK (“Payment-in-Kind”) security. Bond or preferred stock that pays interest/dividends in the form of additional bonds or preferred stocks.
(17)	Variable Rate Security — the rate reflected is as of August 31, 2009, maturity date reflects the next reset date.
REMIC—Real	Estate Mortgage Investment Conduit

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2009 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Long-Term Investment Securities:
Asset Backed Securities	$–	$9,601,531	$–	$9,601,531
Convertible Bonds & Notes	–	–	9,800	9,800
U.S. Corporate Bonds & Notes	–	53,934,002	612,651	54,546,653
Foreign Corporate Bonds & Notes	–	12,203,901	–	12,203,901
Foreign Government Agencies	–	2,075	–	2,075
U.S. Government Agencies	–	53,137,219	–	53,137,219
U.S. Government Treasuries	15,184,574	–	–	15,184,574
Common Stock	3,134	–	–	3,134
Preferred Stock	1,120,710	358,711	–	1,479,421
Repurchase Agreement		12,099,000		12,099,000

Total	$16,308,418	$141,336,439	$622,451	$158,267,308

The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

	Convertible Bonds & Notes	U.S. Corporate Bonds & Notes
Balance as of 8/31/2008	$20,800	$440,000
Accrued discounts/premiums	–	2,097
Realized gain(loss)	–	8,190
Change in unrealized appreciation(depreciation)	(13,000)	(118,331)
Net purchases(sales)	2,000	(391,692)
Transfers in and/or out of Level 3	–	672,387

Balance as of 8/31/2009	$9,800	$612,651

See Notes to Financial Statements

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 (Unaudited)

Industry Allocation*

Cable/Satellite TV	5.8%
Medical — Hospitals	5.5
Oil Companies — Exploration & Production	4.7
Telecom Services	4.1
Pipelines	3.8
Diversified Banking Institutions	3.7
Telephone — Integrated	3.2
Finance — Auto Loans	3.0
Repurchase Agreements	2.7
Electric — Generation	2.5
Electric — Integrated	2.3
Theaters	1.9
Medical — Drugs	1.9
Diversified Financial Services	1.9
Chemicals — Specialty	1.8
Airlines	1.8
Banks — Super Regional	1.7
Satellite Telecom	1.7
Independent Power Producers	1.6
Casino Services	1.6
Computer Services	1.3
Medical — HMO	1.2
Medical Products	1.1
Cellular Telecom	1.0
Diversified Manufacturing Operations	1.0
Tobacco	1.0
Metal — Aluminum	1.0
Food — Retail	1.0
Diversified Minerals	0.9
Casino Hotels	0.9
Paper & Related Products	0.9
Oil — Field Services	0.9
Auto/Truck Parts & Equipment — Original	0.9
Containers — Metal/Glass	0.8
Retail — Regional Department Stores	0.8
Auto/Truck Parts & Equipment — Replacement	0.7
Food — Meat Products	0.7
Machinery — General Industrial	0.7
Rubber — Tires	0.7
Decision Support Software	0.7
Gambling (Non-Hotel)	0.7
Retail — Apparel/Shoe	0.6
Auto — Cars/Light Trucks	0.6
Machinery — Farming	0.6
Storage/Warehousing	0.6
Transactional Software	0.6
Special Purpose Entities	0.6
Music	0.6
Real Estate Investment Trusts	0.6
Funeral Services & Related Items	0.5
Containers — Paper/Plastic	0.5
Retail — Petroleum Products	0.5
Steel — Producers	0.5
Electronics — Military	0.5
Agricultural Chemicals	0.5
Broadcast Services/Program	0.5
Diagnostic Kits	0.5
Distribution/Wholesale	0.5
Diversified Operations/Commercial Services	0.4
Hotels/Motels	0.4
Metal — Copper	0.4
Printing — Commercial	0.4
Advertising Services	0.4
Beverages — Wine/Spirits	0.4
Human Resources	0.3
Transport — Air Freight	0.3
Direct Marketing	0.3
Applications Software	0.3
Finance — Commercial	0.3

Building & Construction Products — Misc.	0.3
Rental Auto/Equipment	0.3
Publishing — Periodicals	0.3
Electronic Components — Semiconductors	0.3
Real Estate Management/Services	0.3
Retail — Drug Store	0.3
Transport — Services	0.3
Building Products — Cement	0.2
Non — Hazardous Waste Disposal	0.2
Private Corrections	0.2
Steel — Specialty	0.2
Building — Residential/Commercial	0.2
Retail — Sporting Goods	0.2
Multimedia	0.2
Retail — Restaurants	0.2
Oil Refining & Marketing	0.2
Medical — Biomedical/Gene	0.2
Investment Management/Advisor Services	0.2
Leisure Products	0.1
Electronic Components — Misc.	0.1
Hazardous Waste Disposal	0.1
Wireless Equipment	0.1
Consulting Services	0.1
Television	0.1
Specified Purpose Acquisitions	0.1
Consumer Products — Misc.	0.1
Textile — Home Furnishings	0.1
Gas — Distribution	0.1
Food — Misc.	0.1
Transport — Rail	0.1
Medical Information Systems	0.1
Beverages — Non-alcoholic	0.1

95.0%

Credit Quality†#

A	2.5%
BBB	4.2
BB	29.3
B	38.5
CCC	17.3
CC	1.3
C	1.1
Below C	4.4
Not Rated@	1.4

100.0%

*	Calculated as a percentage of net assets
@	Represents debt issues that either have no rating, or the rating is unavailable from source.
†	Source Standard and Poors
#	Calculated as percentage of total debt issues, excluding short-term securities.

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009

Security Description	Principal Amount	Market Value (Note 2)

CONVERTIBLE BONDS & NOTES — 0.1%
Drug Delivery Systems — 0.0%
Nektar Therapeutics Sub. Notes 3.25% due 09/28/12	$75,000	$62,625

Telecom Services — 0.1%
ICO North America, Inc. Notes 7.50% due 08/15/09†(2)(3)(4)(8)(12)	281,000	98,350

Total Convertible Bonds & Notes
(cost $355,376)		160,975

U.S. CORPORATE BONDS & NOTES — 80.7%
Advertising Services — 0.4%
Visant Holding Corp. Senior Notes 8.75% due 12/01/13	85,000	85,850
Visant Holding Corp. Senior Notes 10.25% due 12/01/13(1)	640,000	646,400

		732,250

Agricultural Chemicals — 0.5%
Terra Capital, Inc. Company Guar. Notes 7.00% due 02/01/17	970,000	914,225

Airlines — 1.8%
American Airlines, Inc. Pass Through Certs. Series 1999-1, Class B 7.32% due 10/15/09	25,000	24,625
American Airlines, Inc. Pass Through Certs. Series 2001-2, Class A-2 7.86% due 04/01/13	506,000	483,230
Continental Airlines, Inc. Pass Through Certs. Series 2001-1, Class A-2 6.50% due 06/15/11	250,000	237,500
Continental Airlines, Inc. Pass Through Certs. Series 1991, Class A 6.55% due 02/02/19	388,880	369,436
Delta Air Lines, Inc. Pass Through Certs. Series 2001-1, Class A2 7.11% due 09/18/11	675,000	651,375
Delta Air Lines, Inc. Pass Through Certs. Series 2000-1, Class A-2 7.57% due 11/18/10	150,000	146,250
United AirLines, Inc. Pass Through Certs. Series 2001-1, Class A-2 6.20% due 03/29/49	3,175	3,127
United AirLines, Inc. Pass Through Certs. Series 2001-1 Class B 6.93% due 09/01/11	873,000	1,156,725
United AirLines, Inc. Pass Through Certs. Series 2000-2, Class A-2 7.19% due 04/01/11	303,771	299,974

		3,372,242

Security Description	Principal Amount	Market Value (Note 2)

Applications Software — 0.3%
SS&C Technologies, Inc. Company Guar. Notes 11.75% due 12/01/13	$600,000	$618,750

Auto - Cars/Light Trucks — 0.6%
Ford Motor Co. Notes 7.45% due 07/16/31	1,550,000	1,185,750

Auto/Truck Parts & Equipment - Original — 0.4%
Cooper-Standard Automotive, Inc. Company Guar. Notes 8.38% due 12/15/14†(4)(5)	720,000	39,600
TRW Automotive, Inc. Company Guar. Notes 7.25% due 03/15/17*	925,000	777,000

		816,600

Auto/Truck Parts & Equipment - Replacement — 0.7%
Affinia Group, Inc. Senior Sec. Notes 10.75% due 08/15/16*	910,000	939,575
Allison Transmission Senior Notes 11.00% due 11/01/15*	525,000	472,500
Exide Corp. Notes 10.00% due 03/15/25†(2)(3)	300,000	0

		1,412,075

Banks - Super Regional — 1.7%
BAC Capital Trust XI Bank Guar. 6.63% due 05/23/36	385,000	302,084
Wells Fargo & Co. Jr. Sub. Notes 7.98% due 03/29/49(7)	3,250,000	2,925,000

		3,227,084

Beverages - Wine/Spirits — 0.4%
Constellation Brands, Inc. Company Guar. Notes 7.25% due 05/15/17	750,000	725,625

Broadcast Services/Program — 0.5%
Fisher Communications, Inc. Senior Notes 8.63% due 09/15/14	806,000	733,460
Nexstar Broadcasting, Inc. Company Guar. Notes 0.50% due 01/15/14*(6)	324,559	126,578
Nexstar Broadcasting, Inc. Company Guar. Notes 7.00% due 01/15/14	108,000	42,660

		902,698

Building & Construction Products - Misc. — 0.3%
Interline Brands, Inc. Senior Sub. Notes 8.13% due 06/15/14	583,000	575,713

Building Products - Cement — 0.2%
Texas Industries, Inc. Company Guar. Notes 7.25% due 07/15/13	450,000	420,750

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Cable/Satellite TV — 5.8%
CCH II LLC/CCH II Capital Corp. Senior Notes 10.25% due 09/15/10†(4)(5)	$930,000	$1,033,463
CCH II LLC/CCH II Capital Corp. Senior Notes, Series B 10.25% due 09/15/10†(4)(5)	505,000	561,181
CCH II LLC/CCH II Capital Corp. Company Guar. Notes 10.25% due 10/01/13*†(4)(5)	57,000	59,636
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 8.75% due 11/15/13†(4)(5)	2,299,000	2,321,990
Charter Communications Operating LLC Senior Notes 12.88% due 09/15/14*†(4)(5)	1,009,000	1,094,765
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Notes 10.38% due 04/30/14*†(4)(5)	1,349,000	1,365,862
CSC Holdings, Inc. Senior Notes 7.63% due 04/01/11	1,185,000	1,199,813
DirecTV Holdings LLC/DirecTV Financing Co. Company Guar. Notes 7.63% due 05/15/16	990,000	1,041,975
Mediacom LLC / Mediacom Capital Corp. Senior Notes 9.13% due 08/15/19*	2,405,000	2,380,950

		11,059,635

Casino Hotels — 0.9%
Eldorado Casino Corp. (Shreveport) Sec. Bonds 10.00% due 08/01/12(6)	429,222	364,839
Eldorado Resorts LLC Senior Notes 9.00% due 04/15/14(2)(3)	475,000	438,211
MGM Mirage, Inc. Senior Sec. Notes 11.13% due 11/15/17*	900,000	968,625

		1,771,675

Casino Services — 0.8%
Indianapolis Downs LLC & Capital Corp. Senior Sec. Notes 11.00% due 11/01/12*	510,000	362,100
Peninsula Gaming LLC Senior Sec. Notes 8.38% due 08/15/15*	770,000	754,600
Peninsula Gaming LLC Senior Notes 10.75% due 08/15/17*	460,000	439,300

		1,556,000

Cellular Telecom — 1.0%
Cricket Communications, Inc. Senior Sec. Notes 7.75% due 05/15/16*	750,000	727,500
MetroPCS Wireless, Inc. Company Guar. Notes 9.25% due 11/01/14	904,000	887,050
Nextel Communications, Inc. Senior Notes 7.38% due 08/01/15	429,000	366,259

		1,980,809

Security Description	Principal Amount	Market Value (Note 2)

Chemicals - Specialty — 1.8%
Huntsman International LLC Senior Sub. Notes 7.38% due 01/01/15	$910,000	$782,600
Huntsman International LLC Company Guar. Notes 7.88% due 11/15/14	110,000	97,900
Johnsondiversey Holdings, Inc. Company Guar. Notes 9.63% due 05/15/12	1,280,000	1,299,200
Momentive Performance Materials, Inc. Company Guar. Notes 9.75% due 12/01/14	1,180,000	767,000
Momentive Performance Materials, Inc. Company Guar. Notes 12.50% due 06/15/14*	403,000	380,835
Tronox Worldwide LLC Company Guar. Notes 9.50% due 12/01/12†(4)(5)	677,000	196,330

		3,523,865

Computer Services — 1.3%
Sungard Data Systems, Inc. Company Guar. Notes 9.13% due 08/15/13	490,000	485,100
Sungard Data Systems, Inc. Senior Notes 10.63% due 05/15/15*	175,000	181,125
Unisys Corp. Senior Sec. Notes 12.75% due 10/15/14*	1,850,000	1,898,562

		2,564,787

Consulting Services — 0.1%
FTI Consulting, Inc. Company Guar. Notes 7.75% due 10/01/16	250,000	243,750

Consumer Products - Misc. — 0.1%
Prestige Brands, Inc. Senior Sub. Notes 9.25% due 04/15/12	200,000	202,000

Containers - Metal/Glass — 0.8%
Ball Corp. Company Guar. Notes 7.13% due 09/01/16	125,000	125,000
Ball Corp. Company Guar. Notes 7.38% due 09/01/19	185,000	184,537
Crown Cork & Seal Co., Inc. Debentures 7.38% due 12/15/26	275,000	237,875
Crown Cork & Seal Co., Inc. Debentures 8.00% due 04/15/23	285,000	265,050
Owens - Brockway Glass Container, Inc. Company Guar. Notes 8.25% due 05/15/13	735,000	742,350

		1,554,812

Containers - Paper/Plastic — 0.5%
Graphic Packaging International, Inc. Company Guar. Notes 9.50% due 06/15/17*	600,000	615,000
Sealed Air Corp. Senior Notes 7.88% due 06/15/17*	375,000	393,814

		1,008,814

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Decision Support Software — 0.7%
Vangent, Inc. Company Guar. Notes 9.63% due 02/15/15	$1,435,000	$1,334,550

Diagnostic Kits — 0.5%
Inverness Medical Innovations, Inc. Senior Notes 7.88% due 02/01/16	935,000	902,275

Direct Marketing — 0.3%
Affinity Group, Inc. Company Guar. Notes 9.00% due 02/15/12†	975,000	624,000

Distribution/Wholesale — 0.5%
KAR Holdings, Inc. Company Guar. Notes 4.48% due 05/01/14(7)	435,000	358,875
KAR Holdings, Inc. Company Guar. Notes 8.75% due 05/01/14	535,000	504,238

		863,113

Diversified Banking Institutions — 3.7%
Citigroup, Inc. Senior Sub. Notes 5.88% due 02/22/33	1,005,000	763,263
GMAC LLC Company Guar. Notes 6.00% due 04/01/11*	2,937,000	2,687,355
GMAC LLC Company Guar. Notes 6.88% due 09/15/11*	2,703,000	2,493,517
GMAC LLC Sub. Notes 8.00% due 12/31/18*	1,475,000	1,073,063

		7,017,198

Diversified Financial Services — 1.0%
Citigroup Capital XXI Company Guar. Bonds 8.30% due 12/21/77	2,340,000	1,971,450

Diversified Manufacturing Operations — 0.8%
Harland Clarke Holdings Corp. Notes 6.00% due 05/15/15(7)	400,000	287,000
Harland Clarke Holdings Corp. Notes 9.50% due 05/15/15	875,000	745,937
SPX Corp. Senior Notes 7.63% due 12/15/14	400,000	401,500

		1,434,437

Diversified Operations/Commercial Services — 0.4%
ARAMARK Corp. Company Guar. Notes 8.50% due 02/01/15	875,000	848,750

Electric - Generation — 2.5%
Edison Mission Energy Senior Notes 7.63% due 05/15/27	630,000	422,100
Homer City Funding LLC Senior Notes 8.14% due 10/01/19	389,880	366,487

Security Description	Principal Amount	Market Value (Note 2)

Electric - Generation (continued)
Midwest Generation LLC Pass Thru Certs., Series B 8.56% due 01/02/16	$396,530	$392,565
Reliant Energy Mid - Atlantic Power Holdings LLC Pass Through Certs., Series B 9.24% due 07/02/17	542,245	536,822
Reliant Energy Mid - Atlantic Power Holdings LLC Pass Through Certs., Series C 9.68% due 07/02/26	450,000	445,500
Sithe/Independence Funding Corp. Senior Notes 9.00% due 12/30/13	503,441	499,509
The AES Corp. Senior Notes 8.00% due 10/15/17	1,175,000	1,125,063
The AES Corp. Senior Notes 8.00% due 06/01/20	450,000	420,750
The AES Corp. Senior Sec. Notes Notes 8.75% due 05/15/13*	508,000	515,620

		4,724,416

Electric - Integrated — 2.1%
CMS Energy Corp. Senior Notes 8.75% due 06/15/19	125,000	132,637
Mirant Americas Generation LLC Senior Notes 8.30% due 05/01/11	550,000	552,750
Mirant Americas Generation LLC Senior Notes 8.50% due 10/01/21	1,100,000	907,500
Mirant Mid - Atlantic LLC Pass Through Certs., Series B 9.13% due 06/30/17	328,292	327,061
Texas Competitive Electric Holdings Co., LLC Company Guar. Notes, Series A 10.25% due 11/01/15	2,060,000	1,364,750
Texas Competitive Electric Holdings Co., LLC Company Guar. Notes, Series B 10.25% due 11/01/15	110,000	72,875
Texas Competitive Electric Holdings Co., LLC Company Guar. Notes 10.50% due 11/01/16(8)	1,014,000	593,190

		3,950,763

Electronic Components - Misc. — 0.2%
Jabil Circuit, Inc. Senior Notes 7.75% due 07/15/16	170,000	167,238
Sanmina - SCI Corp. Company Guar. Notes 6.75% due 03/01/13	125,000	114,375

		281,613

Electronic Components - Semiconductors — 0.3%
Amkor Technology, Inc. Senior Notes 7.75% due 05/15/13	535,000	529,650

Electronics - Military — 0.5%
L-3 Communications Corp. Company Guar. Notes 6.13% due 07/15/13	960,000	931,200

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Finance - Auto Loans — 3.0%
Ford Motor Credit Co. LLC Senior Notes 7.38% due 02/01/11	$3,225,000	$3,117,643
Ford Motor Credit Co. LLC Notes 7.88% due 06/15/10	223,000	222,535
Ford Motor Credit Co., LLC Senior Notes 9.75% due 09/15/10	2,450,000	2,473,701

		5,813,879

Finance - Commercial — 0.3%
CIT Group, Inc. Senior Notes 5.80% due 07/28/11	994,000	592,026

Food - Meat Products — 0.3%
Smithfield Foods, Inc. Senior Sec. Notes 10.00% due 07/15/14*	625,000	637,500

Food - Retail — 0.4%
Ingles Markets, Inc. Senior Notes 8.88% due 05/15/17	550,000	552,750
SUPERVALU, Inc. Senior Notes 8.00% due 05/01/16	275,000	271,563

		824,313

Funeral Services & Related Items — 0.5%
Carriage Services, Inc. Senior Notes 7.88% due 01/15/15	1,125,000	1,012,500

Gambling (Non-Hotel) — 0.1%
Greektown Holdings LLC Senior Notes 10.75% due 12/01/13*†(4)(5)	930,000	199,950

Gas - Distribution — 0.1%
MXEnergy Holdings, Inc. Senior Notes 8.43% due 08/01/11(7)	450,000	178,875

Hazardous Waste Disposal — 0.1%
Clean Harbors, Inc. Senior Sec. Notes 7.63% due 08/15/16*	280,000	280,700

Hotels/Motels — 0.4%
Gaylord Entertainment Co. Company Guar. Notes 6.75% due 11/15/14	617,000	519,823
Gaylord Entertainment Co. Company Guar. Notes 8.00% due 11/15/13	350,000	319,375

		839,198

Human Resources — 0.3%
Team Health, Inc. Company Guar. Notes 11.25% due 12/01/13	646,000	662,150

Independent Power Producers — 1.6%
Mirant North America LLC Senior Notes 7.38% due 12/31/13	725,000	696,000

Security Description	Principal Amount	Market Value (Note 2)

Independent Power Producers (continued)
NRG Energy, Inc. Company Guar. Notes 7.38% due 02/01/16	$1,440,000	$1,377,000
Orion Power Holdings, Inc. Senior Notes 12.00% due 05/01/10	450,000	464,625
RRI Energy, Inc. Senior Notes 7.88% due 12/31/17	690,000	612,375

		3,150,000

Investment Management/Advisor Services — 0.2%
Janus Capital Group, Inc. Notes 6.95% due 06/15/17	323,000	299,352

Leisure Products — 0.2%
Brunswick Corp. Senior Sec. Notes 11.25% due 11/01/16*	270,000	282,825

Machinery - Farming — 0.6%
Case New Holland, Inc. Company Guar. Notes 7.75% due 09/01/13*	1,175,000	1,157,375

Machinery - General Industrial — 0.7%
CPM Holdings, Inc. Senior Sec. Notes 10.63% due 09/01/14*	1,390,000	1,403,900

Medical Information Systems — 0.1%
Spheris, Inc. Senior Sub. Notes 11.00% due 12/15/12	300,000	127,500

Medical Products — 1.1%
DJO Finance LLC/DJO Finance Corp. Company Guar. Notes 10.88% due 11/15/14	325,000	312,000
LVB Acquisition Holding LLC Company Guar. Notes 10.00% due 10/15/17	1,133,000	1,189,650
LVB Acquisition Holding LLC Company Guar. Notes 10.38% due 10/15/17(8)	636,000	663,030

		2,164,680

Medical - Biomedical/Gene — 0.2%
Bio - Rad Laboratories, Inc. Senior Sub. Notes 8.00% due 09/15/16*	300,000	306,000

Medical - Drugs — 0.9%
Axcan Intermediate Holdings, Inc. Senior Notes 9.25% due 03/01/15	825,000	847,687
Valeant Pharmaceuticals International Senior Notes 8.38% due 06/15/16*	900,000	913,500

		1,761,187

Medical - HMO — 1.2%
CIGNA Corp. Senior Notes 8.50% due 05/01/19	650,000	713,396
Multiplan, Inc. Senior Sub. Notes 10.38% due 04/15/16*	1,705,000	1,653,850

		2,367,246

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Medical - Hospitals — 5.0%
Community Health Systems, Inc. Company Guar. Notes 8.88% due 07/15/15	$1,800,000	$1,806,750
HCA, Inc. Senior Notes 6.25% due 02/15/13	900,000	834,750
HCA, Inc. Senior Notes 7.88% due 02/01/11	725,000	728,625
HCA, Inc. Senior Sec. Notes 7.88% due 02/15/20*	1,400,000	1,365,000
HCA, Inc. Senior Notes 8.50% due 04/15/19*	750,000	759,375
HCA, Inc. Senior Notes 8.75% due 09/01/10	360,000	362,700
HCA, Inc. Senior Sec. Notes 9.25% due 11/15/16	1,189,000	1,203,862
IASIS Healthcare LLC/IASIS Capital Corp. Company Guar. Notes 8.75% due 06/15/14	795,000	777,113
Tenet Healthcare Corp. Senior Sec. Notes 9.00% due 05/01/15*	1,720,000	1,763,000

		9,601,175

Metal - Aluminum — 0.5%
Noranda Aluminum Acquisition Corp. Company Guar. Notes 5.41% due 11/15/14(7)(8)	1,130,030	689,318
Noranda Aluminum Holding Corp. Senior Notes 7.16% due 11/15/14(7)(8)	496,600	213,538

		902,856

Metal - Copper — 0.4%
Freeport-McMoRan Copper & Gold, Inc. Senior Notes 8.38% due 04/01/17	780,000	813,150

Multimedia — 0.0%
Haights Cross Operating Co. Senior Notes 11.75% due 08/15/11(10)	175,000	75,250

Music — 0.6%
WMG Acquisition Corp. Senior Notes 9.50% due 06/15/16*	1,050,000	1,086,750

Non-Ferrous Metals — 0.0%
Renco Metals, Inc. Bonds 11.50% due 07/01/03†(2)(3)(9)(12)	210,000	0

Non-Hazardous Waste Disposal — 0.2%
Waste Services, Inc. Senior Sub. Notes 9.50% due 04/15/14	400,000	396,000

Oil Companies - Exploration & Production — 3.9%
Atlas Energy Resources LLC Senior Notes 10.75% due 02/01/18*	900,000	909,000

Security Description	Principal Amount	Market Value (Note 2)

Oil Companies - Exploration & Production (continued)
Belden & Blake Corp. Company Guar. Sec. Notes 8.75% due 07/15/12	$110,000	$98,450
Chesapeake Energy Corp. Senior Notes 6.63% due 01/15/16	1,650,000	1,499,437
Chesapeake Energy Corp. Senior Notes 9.50% due 02/15/15	425,000	433,500
Encore Acquisition Co. Senior Sub. Notes 6.00% due 07/15/15	655,000	563,300
Encore Acquisition Co. Senior Sub. Notes 6.25% due 04/15/14	350,000	311,500
Exco Resources, Inc. Company Guar. Notes 7.25% due 01/15/11	845,000	828,100
Hilcorp Energy I LP Senior Notes 7.75% due 11/01/15*	730,000	673,425
Plains Exploration & Production Co. Company Guar. Notes 7.75% due 06/15/15	450,000	436,500
Plains Exploration & Production Co. Company Guar. Notes 10.00% due 03/01/16	475,000	503,500
Quicksilver Resources, Inc. Company Guar. Notes 7.13% due 04/01/16	200,000	166,000
Quicksilver Resources, Inc. Senior Notes 8.25% due 08/01/15	900,000	846,000
Quicksilver Resources, Inc. Senior Notes 11.75% due 01/01/16	125,000	132,500

		7,401,212

Oil Refining & Marketing — 0.2%
Western Refining, Inc. Senior Sec. Notes 11.25% due 06/15/17*	350,000	309,750

Oil - Field Services — 0.8%
Helix Energy Solutions Group, Inc. Senior Notes 9.50% due 01/15/16*	675,000	634,500
Hornbeck Offshore Services, Inc. Senior Notes 8.00% due 09/01/17*	830,000	813,400
Oslo Seismic Services, Inc. 1st Mtg. Bonds 8.28% due 06/01/11	100,712	102,154

		1,550,054

Paper & Related Products — 0.8%
Caraustar Industries, Inc. Senior Sec. Notes 10.00% due 08/15/14(2)(8)	227,314	227,314
Cellu Tissue Holdings, Inc. Sec. Notes 11.50% due 06/01/14*	225,000	235,125
Georgia-Pacific LLC Company Guar. Notes 7.00% due 01/15/15*	163,000	156,887
Georgia-Pacific LLC Company Guar. Notes 7.13% due 01/15/17*	205,000	196,800

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Paper & Related Products (continued)
Georgia-Pacific LLC Senior Notes 7.75% due 11/15/29	$214,000	$188,320
Georgia-Pacific LLC Company Guar. Notes 8.25% due 05/01/16*	550,000	555,500

		1,559,946

Pipelines — 3.8%
Copano Energy LLC Company Guar. Notes 8.13% due 03/01/16	1,445,000	1,383,587
Dynegy-Roseton Danskammer Pass Through Certs., Series B 7.67% due 11/08/16	2,085,000	1,866,075
El Paso Corp. Senior Sub. Notes 6.88% due 06/15/14	775,000	756,010
El Paso Corp. Senior Notes 12.00% due 12/12/13	125,000	141,250
Energy Transfer Partners LP Senior Notes 9.00% due 04/15/19	250,000	301,116
Kinder Morgan, Inc. Senior Notes 6.50% due 09/01/12	271,000	275,743
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Senior Notes 6.88% due 11/01/14	600,000	549,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Company Guar. Notes 8.50% due 07/15/16	305,000	288,225
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Senior Notes 8.75% due 04/15/18	400,000	380,000
NGC Corp. Capital Trust Company Guar. Bonds 8.32% due 06/01/27	970,000	460,750
Regency Energy Partners LP/Regency Energy Finance Corp. Company Guar. Notes 8.38% due 12/15/13	275,000	270,188
Williams Cos., Inc. Senior Notes 7.88% due 09/01/21	500,000	541,417

		7,213,361

Printing - Commercial — 0.4%
Valassis Communications, Inc. Senior Notes 8.25% due 03/01/15	855,000	748,125

Private Corrections — 0.2%
Corrections Corp. of America Company Guar. Notes 7.75% due 06/01/17	400,000	395,000

Publishing - Periodicals — 0.3%
Nielsen Finance LLC/Nielsen Finance Co. Company Guar. Notes 11.50% due 05/01/16	525,000	522,375

Security Description	Principal Amount	Market Value (Note 2)

Publishing - Periodicals (continued)
The Reader’s Digest Association, Inc. Company Guar. Notes 9.00% due 02/15/17†(4)(5)	$1,415,000	$33,606

		555,981

Real Estate Investment Trusts — 0.6%
Omega Healthcare Investors, Inc. Senior Notes 7.00% due 04/01/14	1,155,000	1,079,925

Real Estate Management/Services — 0.3%
CB Richard Ellis Services, Inc. Senior Sub. Notes 11.63% due 06/15/17*	500,000	520,000

Recycling — 0.0%
Aleris International, Inc. Company Guar. Notes 9.00% due 12/15/14†(4)(5)(8)	2,565,000	13,082

Rental Auto/Equipment — 0.3%
RSC Equipment Rental, Inc. Senior Sec. Notes 10.00% due 07/15/17*	550,000	572,000

Retail - Apparel/Shoe — 0.6%
Limited Brands, Inc. Senior Notes 5.25% due 11/01/14	508,000	459,280
Limited Brands, Inc. Senior Notes 6.95% due 03/01/33	651,000	466,682
Limited Brands, Inc. Senior Notes 8.50% due 06/15/19*	275,000	278,584

		1,204,546

Retail - Drug Store — 0.3%
Rite Aid Corp. Company Guar. Notes 9.50% due 06/15/17	465,000	334,800
Rite Aid Corp. Senior Sec. Notes 9.75% due 06/12/16*	150,000	158,625

		493,425

Retail - Music Store — 0.0%
MTS, Inc. Senior Notes 10.00% due 03/15/09†(2)(3)(4)(5)(6)	15,273	305

Retail - Petroleum Products — 0.5%
Ferrellgas Partners LP Senior Notes 6.75% due 05/01/14	376,000	344,980
Ferrellgas Partners LP Senior Notes 6.75% due 05/01/14*	75,000	68,813
Inergy LP/Inergy Finance Corp. Company Guar. Notes 8.25% due 03/01/16	525,000	519,750

		933,543

Retail - Regional Department Stores — 0.8%
JC Penney Corp., Inc. Senior Notes 7.40% due 04/01/37	359,000	301,560
Macy’s Retail Holdings, Inc. Company Guar. Notes 5.90% due 12/01/16	532,000	468,956

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Retail - Regional Department Stores (continued)
Macy’s Retail Holdings, Inc. Company Guar. Notes 6.38% due 03/15/37	$329,000	$242,227
Macy’s Retail Holdings, Inc. Company Guar. Notes 6.65% due 07/15/24	308,000	238,176
Macy’s Retail Holdings, Inc. Company Guar. Notes 6.90% due 04/01/29	314,000	237,273

		1,488,192

Retail - Restaurants — 0.2%
Wendy’s/Arby’s Restaurants LLC Senior Notes 10.00% due 07/15/16*	325,000	333,125

Retail - Sporting Goods — 0.2%
Freedom Group, Inc. Senior Sec. Notes 10.25% due 08/01/15*	325,000	334,750

Rubber - Tires — 0.7%
The Goodyear Tire & Rubber Co. Senior Notes 9.00% due 07/01/15	500,000	507,500
The Goodyear Tire & Rubber Co. Senior Notes 10.50% due 05/15/16	825,000	880,688

		1,388,188

Rubber/Plastic Products — 0.0%
Venture Holdings Co. LLC Company Guar. Notes 11.00% due 06/01/07†(2)(3)(9)(12)	50,000	0

Special Purpose Entities — 0.5%
Fox Acquisition Sub LLC Senior Notes 13.38% due 07/15/16*	775,000	465,000
Local TV Finance LLC Senior Notes 9.25% due 06/15/15*(8)	456,750	123,323
Southern Star Central Corp. Senior Notes 6.75% due 03/01/16	400,000	374,000

		962,323

Specified Purpose Acquisitions — 0.1%
ESI Tractebel Acquisition Corp. Company Guar. Bonds 7.99% due 12/30/11	219,000	213,525

Steel - Producers — 0.5%
AK Steel Corp. Company Guar. Notes 7.75% due 06/15/12	350,000	349,563
Steel Dynamics, Inc. Company Guar. Notes 6.75% due 04/01/15	625,000	582,812

		932,375

Steel - Specialty — 0.2%
Allegheny Technologies, Inc. Senior Notes 9.38% due 06/01/19	350,000	383,805

Security Description	Principal Amount	Market Value (Note 2)

Storage/Warehousing — 0.6%
Mobile Mini, Inc. Notes 6.88% due 05/01/15	$535,000	$473,475
Mobile Mini, Inc. Company Guar. Notes 9.75% due 08/01/14	660,000	660,000

		1,133,475

Telecom Services — 3.0%
PAETEC Holding Corp. Senior Sec. Notes 8.88% due 06/30/17*	625,000	595,313
PAETEC Holding Corp. Company Guar. Notes 9.50% due 07/15/15	1,446,000	1,247,175
Qwest Corp. Senior Notes 8.38% due 05/01/16*	425,000	429,250
Qwest Corp. Senior Notes 8.88% due 03/15/12	1,125,000	1,158,750
Time Warner Telecom Holdings, Inc. Company Guar. Notes 9.25% due 02/15/14	234,000	238,095
West Corp. Company Guar. Notes 9.50% due 10/15/14	1,975,000	1,821,937
West Corp. Company Guar. Notes 11.00% due 10/15/16	210,000	193,725

		5,684,245

Telephone - Integrated — 3.2%
Citizens Communications Co. Senior Notes 7.13% due 03/15/19	475,000	432,250
Citizens Communications Co. Senior Notes 9.00% due 08/15/31	738,000	679,882
Level 3 Financing, Inc. Company Guar. Notes 8.75% due 02/15/17	725,000	565,500
Level 3 Financing, Inc. Senior Notes 12.25% due 03/15/13	1,152,000	1,123,200
Qwest Communications International, Inc. Company Guar. Notes, Series B 7.50% due 02/15/14	513,000	495,045
Sprint Capital Corp. Company Guar. Notes 8.75% due 03/15/32	3,123,000	2,592,090
Valor Telecommunications Enterprises LLC Company Guar. Notes 7.75% due 02/15/15	250,000	252,188

		6,140,155

Television — 0.1%
Allbritton Communications Co. Senior Sub. Notes 7.75% due 12/15/12	148,000	126,540
Bonten Media Acquisition Co. Company Guar. Notes 9.00% due 06/01/15*(8)	131,093	42,278
Paxson Communications Corp. Senior Sec. Notes 8.38% due 01/15/13*†(4)(5)(7)(8)	1,738,595	52,158

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Television (continued)
Young Broadcasting, Inc. Senior Sub. Notes 8.75% due 01/15/14†(4)(5)	$385,000	$42
Young Broadcasting, Inc. Company Guar. Notes 10.00% due 03/01/11†(4)(5)	540,000	59

		221,077

Textile - Home Furnishings — 0.1%
Mohawk Industries, Inc. Senior Notes 7.20% due 04/15/12	183,000	184,192

Theaters — 1.8%
AMC Entertainment, Inc. Senior Sub. Notes 8.00% due 03/01/14	1,558,000	1,464,520
AMC Entertainment, Inc. Senior Notes 8.75% due 06/01/19	550,000	545,875
AMC Entertainment, Inc. Senior Sub Notes 11.00% due 02/01/16	475,000	491,625
Marquee Holdings, Inc. Senior Disc. Notes 12.00% due 08/15/14(1)	1,055,000	879,606

		3,381,626

Tobacco — 1.0%
Alliance One International, Inc. Senior Notes 10.00% due 07/15/16*	1,890,000	1,866,375

Transactional Software — 0.6%
Open Solutions, Inc. Company Guar. Notes 9.75% due 02/01/15*	1,715,000	1,123,325

Transport - Air Freight — 0.3%
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class B 7.63% due 01/02/15	777,807	458,907
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class C 8.77% due 01/02/11	87,400	34,960
Atlas Air, Inc. Pass Through Certs. Series 2000-1, Class B 9.06% due 07/02/17	180,748	142,791

		636,658

Transport - Services — 0.3%
Bristow Group, Inc. Senior Notes 7.50% due 09/15/17	500,000	472,500

Wireless Equipment — 0.1%
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Notes 7.75% due 05/01/17*	275,000	277,750

Total U.S. Corporate Bonds & Notes
(cost $161,531,998)		154,427,577

Security Description	Principal Amount	Market Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES — 6.3%
Diversified Financial Services — 0.3%
CIT Group Funding Co. of Canada Company Guar. Notes 5.20% due 06/01/15	$799,000	$576,338

Diversified Manufacturing Operations — 0.2%
Bombardier, Inc. Senior Notes 8.00% due 11/15/14*	460,000	449,075

Diversified Minerals — 0.9%
Rio Tinto Finance USA, Ltd. Company Guar. Notes 9.00% due 05/01/19	350,000	419,224
Teck Resources, Ltd. Senior Sec. Notes 10.25% due 05/15/16	725,000	801,125
Teck Resources, Ltd. Senior Sec. Notes 10.75% due 05/15/19	500,000	569,375

		1,789,724

Food - Meat Products — 0.4%
JBS SA Company Guar. Notes 9.38% due 02/07/11	438,000	444,570
JBS SA Senior Notes 10.50% due 08/04/16*	325,000	325,000

		769,570

Independent Power Producers — 0.0%
AES Drax Energy, Ltd. Sec. Notes 11.50% due 08/30/10†(5)(11)	475,000	475

Medical - Drugs — 0.5%
Elan Finance PLC Company Guar. Bonds 7.75% due 11/15/11	971,000	941,870

Metal - Aluminum — 0.5%
Novelis, Inc. Senior Notes 11.50% due 02/15/15*	955,000	923,962

Multimedia — 0.1%
Quebecor Media, Inc. Senior Notes 7.75% due 03/15/16	275,000	259,188

Oil Companies - Exploration & Production — 0.8%
OPTI Canada, Inc. Senior Sec. Notes 7.88% due 12/15/14	865,000	553,600
OPTI Canada, Inc. Senior Notes 8.25% due 12/15/14	1,490,000	968,500

		1,522,100

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount	Market Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Satellite Telecom — 1.7%
Intelsat Intermediate Holding Co., Ltd. Company Guar. Notes 9.50% due 02/01/15(1)	$759,000	$740,025
Intelsat Subsidiary Holding Co., Ltd. Company Guar. Notes 8.50% due 01/15/13	910,000	916,825
Intelsat Subsidiary Holding Co., Ltd. Company Guar. Notes 8.88% due 01/15/15	1,531,000	1,542,482

		3,199,332

Special Purpose Entity — 0.1%
Hellas Telecommunications Luxembourg II Sub. Notes 6.26% due 01/15/15*(7)	925,000	157,250

Telecom Services — 0.7%
Wind Acquisition Finance SA Company Guar. Bonds 10.75% due 12/01/15*	252,000	270,900
Wind Acquisition Finance SA Senior Notes 11.75% due 07/15/17*	1,000,000	1,085,000

		1,355,900

Transport - Rail — 0.1%
TFM SA de CV Senior Notes 9.38% due 05/01/12	137,000	134,945

Total Foreign Corporate Bonds & Notes
(cost $12,789,961)		12,079,729

LOANS — 4.9%(13)(14)
Auto/Truck Parts & Equipment - Original — 0.4%
Lear Corp. 10.49% due 04/25/12(3)(4)	1,000,000	817,917

Beverages - Non-alcoholic — 0.1%
Le-Natures, Inc. 9.36% due 03/01/11†(3)(4)(5)	600,000	127,000

Building - Residential/Commercial — 0.2%
TOUSA, Inc. 12.25% due 08/15/13(3)	1,258,451	377,535

Casino Services — 0.8%
Herbst Gaming, Inc. 9.75% due 12/02/11†(3)(4)(5)	726,922	379,817
Herbst Gaming, Inc. 12.50% due 12/02/11†(3)(4)(5)	265,517	138,732
Holding Gaming Borrower LP 9.25% due 02/19/13(3)	1,000,000	940,000

		1,458,549

Diversified Financial Services — 0.5%
Wind Finance SL S.A 7.99% due 11/26/14(3)	1,000,000	1,003,500

Electric - Integrated — 0.3%
Texas Competitive Electric Holdings Co. LLC 3.82% due 10/10/14(3)	683,262	519,645

Food - Retail — 0.5%
Dole Foods, Inc. 8.00% due 04/12/13(3)	988,891	999,399

Security Description	Shares/ Principal Amount	Market Value (Note 2)

Gambling (Non-Hotel) — 0.5%
Greektown Holdings LLC 16.75% due 09/09/09†(3)(4)(5)	$1,026,324	$1,021,834

Medical - Drugs — 0.5%
Triax Pharmaceuticals LLC 16.50% due 08/30/11(2)(3)(15)	1,056,418	961,341

Medical - Hospitals — 0.5%
Capella Healthcare, Inc. 13.00% due 02/29/16(3)	1,000,000	975,000

Telecom Services — 0.4%
Fairpoint Communications, Inc. 3.35% due 03/31/15(3)	1,000,000	774,444

Theaters — 0.2%
AMC Entertainment Holdings, Inc. 5.62% due 06/15/12(3)	355,858	312,265

Total Loans
(cost $10,859,802)		9,348,429

COMMON STOCK — 0.3%
Building Products - Doors & Windows — 0.0%
Masonite Worldwide Holdings†	754	30,499

Cellular Telecom — 0.0%
iPCS, Inc.†(10)	1	16

Energy - Alternate Sources — 0.0%
VeraSun Energy Corp.†(2)(3)	65,000	0

Food - Misc. — 0.1%
Wornick Co.†(2)(3)	3,444	172,200

Gambling (Non-Hotel) — 0.0%
Shreveport Gaming Holdings, Inc.†(2)(3)	2,501	37,615

Medical - Drugs — 0.0%
Triax Pharmaceuticals LLC†(2)	85,612	856

Medical - Outpatient/Home Medical — 0.0%
Critical Care Systems International, Inc.†(2)(3)	13,262	3,316

Oil - Field Services — 0.1%
Trico Marine Services, Inc.†	16,259	110,561

Paper & Related Products — 0.1%
Caraustar Industries, Inc.†(2)	80	134,160

Retail - Music Store — 0.0%
MTS, Inc.†(2)(3)	3,863	0

Total Common Stock
(cost $1,601,293)		489,223

PREFERRED STOCK — 0.0%
Medical - Drugs — 0.0%
Triax Pharmaceuticals LLC, Class C 14.70%(2)(16) (cost $52,235)	26,117	261

WARRANTS — 0.0%
Building Products - Doors & Windows — 0.0%
Masonite Worldwide Holdings Expires 06/09/14 (Strike price $55.31)	3,658	12,803
Masonite Worldwide Holdings Expires 06/09/16 (Strike price $55.31)	2,743	9,601

		22,404

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Shares/ Principal Amount	Market Value (Note 2)

WARRANTS (continued)
Oil Companies - Exploration & Production — 0.0%
Transmeridian Exploration, Inc. Expires 12/15/10 (Strike price $4.31)(2)	13,811	$0

Total Warrants
(cost $37,979)		22,404

Total Long-Term Investment Securities
(cost $187,228,644)		176,528,598

REPURCHASE AGREEMENT — 2.7%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 08/31/09, to be repurchased 09/01/09 in the amount of $5,234,001 and collateralized by $5,395,000 of United States Treasury Bills, bearing interest at 0.15% due 12/31/09 and having approximate value of $5,391,763 (cost $5,234,000)	$5,234,000	5,234,000

TOTAL INVESTMENTS
(cost $192,462,644)(17)	95.0%	181,762,598
Other assets less liabilities	5.0	9,483,411

NET ASSETS —	100.0%	$191,246,009

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At August 31, 2009, the aggregate value of these securities was $47,453,850 representing 24.8% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
(1)	“Step-up” security where the rate increases (“steps-up”) at a predetermined rate. Rate shown reflects the increased rate.
(2)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(3)	Illiquid security. At August 31, 2009, the aggregate value of these securities was $10,098,426 representing 5.2% of net assets.
(4)	Company has filed for Chapter 11 bankruptcy protection.
(5)	Bond in default
(6)	PIK (“Payment-in-Kind”) security. Bond or preferred stock that pays interest/dividends in the form of additional bonds or preferred stocks.
(7)	Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of August 31, 2009.
(8)	Income may be received in cash or additional shares at the discretion of the issuer.
(9)	Company has filed for Chapter 7 bankruptcy.
(10)	Bond is in default of interest subsequent to August 31, 2009.
(11)	Company has filed bankruptcy in the country of issuance
(12)	Bond is in default and did not pay principal at maturity.
(13)	The Fund invests in Senior Loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior Loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.
(14)	Senior Loans in the Fund’s Portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities.
(15)	A portion of the interests is paid in the form of additional bonds.
(16)	Consists of more than one class of securities traded together as a unit.
(17)	See Note 5 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2009 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Long-Term Investment Securities:
Convertible Bonds & Notes	$–	$62,625	$98,350	$160,975
U.S. Corporate Bonds & Notes	–	151,209,546	3,218,031	154,427,577
Foreign Corporate Bonds & Notes	–	12,079,729	–	12,079,729
Loans	–	4,114,905	5,233,524	9,348,429
Common Stock	141,076	–	348,147	489,223
Preferred Stock	–	–	261	261
Warrants	22,404	–	0	22,404
Repurchase Agreements	–	5,234,000	–	5,234,000

Total	$163,480	$172,700,805	$8,898,313	$181,762,598

The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

	Convertible Bonds & Notes	U.S. Corporate Bonds & Notes	Loans	Common Stock	Preferred Stock	Warrants
Balance as of 8/31/2008	$208,000	$475,834	$8,922,917	$256,584	$234,795	$138
Accrued discounts/ premiums	–	1,707	105,634	–	–	–
Realized gain (loss)	–	(187,592)	(562,429)	2	(233,356)	–
Change in unrealized appreciation (depreciation)	(130,650)	(603,195)	(850,745)	91,563	(1,178)	(138)
Net purchases (sales)	21,000	803,049	(1,284,186)	(2)	0	–
Transfers in and/or out of Level 3	–	2,728,228	(1,097,667)	–	–	–

Balance as of 8/31/2009	$98,350	$3,218,031	$5,233,524	$348,147	$261	$0

See Notes to Financial Statements

VALIC Company II International Small Cap Equity

PORTFOLIO PROFILE — August 31, 2009 (Unaudited)

Industry Allocation*

Banks — Commercial	5.6%
Investment Management/Advisor Services	4.2
Machinery — General Industrial	3.4
Insurance — Life/Health	3.0
Chemicals — Specialty	2.9
Finance — Investment Banker/Broker	2.5
Cosmetics & Toiletries	2.4
Repurchase Agreements	2.4
Diversified Operations	2.2
Chemicals — Diversified	2.2
Medical Products	2.2
Medical — Drugs	2.0
Finance — Other Services	2.0
Real Estate Management/Services	1.9
Cellular Telecom	1.9
Diversified Manufacturing Operations	1.9
Auto/Truck Parts & Equipment — Original	1.9
Web Portals/ISP	1.4
Oil & Gas Drilling	1.4
Oil Companies — Exploration & Production	1.4
Insurance — Reinsurance	1.3
Diversified Operations/Commercial Services	1.3
Metal — Copper	1.2
Diagnostic Kits	1.2
Telecom Services	1.2
Apparel Manufacturers	1.2
Retail — Pubs	1.1
Food — Misc.	1.1
Oil — Field Services	1.1
Metal — Diversified	1.1
Commercial Services	1.1
Electric — Integrated	1.1
Transport — Rail	1.1
Cable TV	1.1
Transport — Services	1.0
Silver Mining	0.9
Beverages — Wine/Spirits	0.9
Medical Instruments	0.9
Retail — Discount	0.9
Internet Content — Information/News	0.9
Batteries/Battery Systems	0.8
Electric Products — Misc.	0.8
Miscellaneous Manufacturing	0.8
Alternative Waste Technology	0.7
Television	0.7
Electronic Components — Semiconductors	0.7
Retail — Restaurants	0.7
Diversified Financial Services	0.7
Capacitors	0.7
Machinery — Material Handling	0.7
Transport — Truck	0.7
Auto/Truck Parts & Equipment — Replacement	0.7
Containers — Paper/Plastic	0.7
Metal Processors & Fabrication	0.7
Rubber/Plastic Products	0.7
Water	0.7
Telephone — Integrated	0.6
Food — Retail	0.6
Computers — Integrated Systems	0.6
Electronic Components — Misc.	0.6
Finance — Leasing Companies	0.6
Computers — Periphery Equipment	0.5
Gold Mining	0.5
Machinery — Electrical	0.5
Printing — Commercial	0.5
Building Products — Air & Heating	0.5
Real Estate Operations & Development	0.4
Direct Marketing	0.4
Coatings/Paint	0.4

Coal	0.4
E-Commerce/Services	0.4
Internet Infrastructure Software	0.4
Applications Software	0.4
Oil Refining & Marketing	0.4
Office Supplies & Forms	0.4
Medical — Wholesale Drug Distribution	0.4
Communications Software	0.3
Beverages — Non-alcoholic	0.3
Advanced Materials	0.3
Import/Export	0.3
Retail — Bookstores	0.3
Retail — Apparel/Shoe	0.3
Auto — Cars/Light Trucks	0.3
Machine Tools & Related Products	0.2
Electronic Connectors	0.2
Machinery — Construction & Mining	0.2
Transport — Marine	0.2
Travel Services	0.2
Engineering/R&D Services	0.2
Finance — Credit Card	0.2
Computers	0.2
Food — Dairy Products	0.2
Internet Connectivity Services	0.2
Retail — Sporting Goods	0.2
Power Converter/Supply Equipment	0.2
Athletic Footwear	0.2
Retail — Regional Department Stores	0.1
Building — Maintance & Services	0.1
Entertainment Software	0.1
Internet Content — Entertainment	0.1
Machinery — Thermal Process	0.1
Tools — Hand Held	0.1
Engines — Internal Combustion	0.1
Brewery	0.1
Agricultural Operations	0.1
Hotels/Motels	0.1
Semiconductor Components — Integrated Circuits	0.1
Pipelines	0.1
Transactional Software	0.1
Building — Heavy Construction	0.1
Building & Construction — Misc.	0.1

97.7%

*	Calculated as a percentage of net assets

VALIC Company II International Small Cap Equity

PORTFOLIO PROFILE — August 31, 2009 (Unaudited)

Country Allocation*

Japan	28.6%
United Kingdom	15.8
Italy	7.7
Germany	4.7
United States	4.6
Switzerland	4.1
Luxembourg	3.6
Ireland	3.5
France	3.0
Bermuda	2.3
South Korea	2.0
Spain	1.9
Sweden	1.9
Jersey	1.7
Greece	1.6
Taiwan	1.6
Cayman Islands	1.5
Hong Kong	1.4
Cyprus	1.2
Australia	1.1
Netherlands	1.0
China	0.7
Denmark	0.7
Portugal	0.6
Indonesia	0.3
Singapore	0.2
Malaysia	0.2
Mauritius	0.1
Thailand	0.1

97.7%

*	Calculated as a percentage of net assets

VALIC Company II International Small Cap Equity Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009

Security Description	Shares	Market Value (Note 2)

COMMON STOCK — 95.3%
Australia — 1.1%
Ansell, Ltd.(1)	122,251	$994,255
Bendigo & Adelaide Bank, Ltd.(1)	87,528	613,669
carsales.com.au, Ltd.(1)	5,626	16,643
Crane Group, Ltd.(1)	102,708	905,603
Felix Resources, Ltd.(1)	135,626	1,976,324
MacArthur Coal, Ltd.(1)	60,781	441,796
Nufarm, Ltd.(1)	77,110	697,073
The Reject Shop, Ltd.(1)	28,614	322,850

		5,968,213

Bermuda — 2.3%
China Gas Holdings, Ltd.(1)	1,418,000	384,884
China Yurun Food Group, Ltd.(1)	548,000	948,056
CNPC Hong Kong, Ltd.(1)	1,860,000	1,559,100
Huabao International Holdings, Ltd.(1)	1,070,000	1,113,537
Pacific Basin Shipping, Ltd.(1)	1,515,000	1,006,349
Peace Mark Holdings, Ltd.†(2)	686,000	0
Seadrill, Ltd.†(1)	427,329	7,648,880

		12,660,806

Cayman Islands — 1.5%
AAC Acoustic Technologies Holdings, Inc.(1)	1,036,000	858,915
Agile Property Holdings, Ltd.(1)	1,938,000	2,183,852
China Dongxiang Group Co.(1)	1,538,000	962,474
China High Speed Transmission Equipment Group Co., Ltd.(1)	435,000	940,189
China Mengniu Dairy Co., Ltd.†(1)	527,000	1,246,607
Li Ning Co., Ltd.(1)	327,500	913,740
Shui On Land, Ltd.(1)	215,000	119,209
Xinyi Glass Holding Co., Ltd.(1)	1,918,000	1,407,417

		8,632,403

China — 0.7%
Weichai Power Co., Ltd.(1)	551,800	2,465,952
Zhuzhou CSR Times Electric Co., Ltd.(1)	969,000	1,649,734

		4,115,686

Cyprus — 1.2%
Bank of Cyprus Public Co., Ltd.(1)	989,428	6,885,160

Denmark — 0.7%
DSV A/S†(1)	223,809	3,465,792
SimCorp A/S(1)	2,159	363,766

		3,829,558

France — 3.0%
Iliad SA(1)	2,527	259,309
Nexity(1)	175,289	6,624,556
SCOR SE(1)	256,760	6,759,863
Societe BIC SA(1)	35,141	2,160,997
SOITEC†(1)	124,177	1,139,976

		16,944,701

Germany — 4.7%
Freenet AG†(1)	264,277	3,541,961
Rheinmetall AG(1)	203,879	9,952,770
Sky Deutschland AG†(1)	1,247,706	5,965,054
United Internet AG†(1)	502,587	7,121,504

		26,581,289

Greece — 1.6%
Piraeus Bank SA†(1)	571,088	9,009,228

Hong Kong — 1.4%
Bank of East Asia, Ltd.(1)	66,140	213,915
China Everbright International, Ltd.(1)	10,410,000	3,812,465
Denway Motors, Ltd.(1)	3,122,000	1,409,054

Security Description	Shares	Market Value (Note 2)

Hong Kong (continued)
Shanghai Industrial Holdings, Ltd.(1)	234,000	$1,126,824
Techtronic Industries Co.(1)	1,422,000	1,393,604

		7,955,862

Indonesia — 0.3%
PT United Tractors Tbk(1)	1,018,666	1,373,621

Ireland — 3.5%
Allied Irish Banks PLC†(1)	739,837	2,962,543
DCC PLC(1)	426,448	10,429,226
Greencore Group PLC(1)	955,278	2,159,961
Irish Life & Permanent PLC(1)	610,372	3,995,544

		19,547,274

Italy — 7.7%
Ansaldo STS SpA(1)	297,115	6,011,295
Azimut Holding SpA(1)	863,978	9,974,946
Davide Campari—Milano SpA(1)	490,091	4,160,701
DiaSorin SpA(1)	214,371	6,745,956
Hera SpA(1)	2,473,570	6,116,781
Mediolanum SpA(1)	1,614,247	10,248,113

		43,257,792

Japan — 28.6%
Alpha Systems, Inc.(1)	88,300	1,937,473
Asahi Diamond Industrial Co., Ltd.(1)	91,000	679,588
Axell Corp.(1)	38,700	1,534,117
Chugoku Marine Paints, Ltd.(1)	387,000	2,437,045
Credit Saison Co., Ltd.(1)	95,400	1,277,911
Dai-ichi Seiko Co., Ltd.(1)	31,000	1,389,538
Daihatsu Diesel Manufacturing Co., Ltd.(1)	116,000	667,160
Daiseki Co., Ltd.(1)	129,000	2,780,810
Daito Trust Construction Co., Ltd.(1)	38,700	1,837,138
Dena Co., Ltd.(1)	290	915,437
Don Quijote Co., Ltd.(1)	189,600	4,546,870
en-japan, Inc.(1)	1,160	1,395,330
EPS Co., Ltd.(1)	645	2,647,467
Exedy Corp.(1)	140,600	2,973,217
Ferrotec Corp.(1)	122,500	1,494,797
FP Corp.(1)	79,300	3,767,139
Fujimi, Inc.(1)	168,700	2,619,875
Funai Electric Co., Ltd.(1)	51,600	2,049,904
GS Yuasa Corp.(1)	187,000	1,623,348
HIS Co., Ltd.(1)	64,500	1,370,336
Hisaka Works, Ltd.(1)	64,000	689,523
Internet Initiative Japan, Inc.(1)	468	1,114,054
Kakaku.com, Inc.(1)	1,290	4,822,250
Koito Manufacturing Co., Ltd.(1)	232,000	3,062,358
Kureha Corp.(1)	451,000	2,727,153
Kyoritsu Maintenance Co., Ltd.(1)	47,900	791,682
Lintec Corp.(1)	225,700	4,728,942
Mani, Inc.(1)	27,700	1,874,888
Mitsubishi Gas Chemical Co., Inc.(1)	193,000	1,128,658
Mitsubishi UFJ Lease & Finance Co., Ltd.(1)	100,650	3,167,884
Moshi Moshi Hotline, Inc.(1)	128,900	2,508,898
Nabtesco Corp.(1)	193,000	2,135,554
Nichicon Corp.(1)	290,200	3,993,971
Nichii Gakkan Co.(1)	77,400	895,418
Nippon Mining Holdings, Inc.(1)	449,000	2,223,372
Nippon Shokubai Co., Ltd.(1)	193,000	1,817,967
Nishimatsuya Chain Co., Ltd.(1)	141,900	1,416,209
Nissha Printing Co., Ltd.(1)	49,600	2,612,617
Nomura Real Estate Holdings, Inc.(1)	127,000	2,212,934
NPC, Inc(1)	51,600	1,413,319
Oenon Holdings, Inc.(1)	432,000	981,218
Okasan Securities Group, Inc.(1)	290,000	1,430,857

VALIC Company II International Small Cap Equity Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Shares	Market Value (Note 2)

COMMON STOCK (continued)
Japan (continued)
Osaka Securities Exchange Co., Ltd.(1)	929	$4,238,299
Otsuka Corp.(1)	58,000	3,497,915
Pigeon Corp.(1)	141,900	5,854,307
Rinnai Corp.(1)	51,600	2,551,847
Saint Marc Holdings Co., Ltd.(1)	51,600	1,657,708
Seven Bank, Ltd.(1)	1,096	2,779,676
Shima Seiki Manufacturing, Ltd.(1)	32,200	745,705
Shimadzu Corp.(1)	322,000	2,327,054
So-net M3, Inc.(1)	774	2,508,537
Sojitz Corp.(1)	710,600	1,507,078
Suruga Bank, Ltd.(1)	374,000	3,651,101
Sysmex Corp.(1)	61,900	2,796,943
Taiko Pharmaceutical Co., Ltd.(1)	65,800	3,102,899
Taiyo Ink Manufacturing Co., Ltd.(1)	104,400	2,651,624
Telepark Corp.(1)	1,934	3,399,056
The Japan Steel Works, Ltd.(1)	322,000	3,980,610
Toho Holdings Co., Ltd.(1)	141,900	2,105,837
Toridoll.corp.(1)	1,109	2,352,108
Toshiba Plant Systems & Services Corp.(1)	97,000	1,312,578
Towa Corp.†(1)	203,600	1,442,859
Toyo Tanso Co., Ltd.(1)	49,600	2,777,400
Tsumura & Co.(1)	116,000	4,107,257
Unicharm Petcare Corp.(1)	89,000	3,188,780
Union Tool Co.(1)	87,000	2,659,447
Village Vanguard Co., Ltd.(1)	400	1,452,340
Works Applications Co., Ltd.(1)	3,463	2,265,108
Yamaguchi Financial Group, Inc.(1)	148,000	1,699,296
Zappallas, Inc.(1)	387	733,174

		161,040,769

Jersey — 1.7%
Henderson Group PLC(1)	3,295,079	6,862,790
Randgold Resources, Ltd.(1)	47,166	2,778,831

		9,641,621

Luxembourg — 3.6%
Acergy SA(1)	622,188	6,292,143
Millicom International Cellular SA†	100,913	7,120,421
Oriflame Cosmetics SA SDR(1)	138,155	6,732,560

		20,145,124

Malaysia — 0.2%
IJM Corp. BHD(1)	574,400	971,331
Public Bank BHD(1)	117,200	330,224

		1,301,555

Mauritius — 0.1%
Golden Agri-Resources, Ltd.†(1)	1,790,474	589,339

Netherlands — 1.0%
Koninklijke Vopak NV†(1)	90,948	5,855,609

Portugal — 0.6%
Jeronimo Martins SGPS SA(1)	452,511	3,534,571

Singapore — 0.2%
City Developments, Ltd.(1)	83,000	571,696
Venture Corp., Ltd.(1)	128,000	762,899

		1,334,595

South Korea — 2.0%
Cheil Industries, Inc.(1)	18,150	743,672
Digitech Systems Co., Ltd.†(1)	34,317	739,713
Glovis Co., Ltd.(1)	5,828	485,007
Hite Brewery Co., Ltd.(1)	5,017	655,948
Hyundai Mobis(1)	9,032	957,523
Korean Reinsurance Co.(1)	91,640	832,247

Security Description	Shares	Market Value (Note 2)

South Korea (continued)
LG Dacom Corp.(1)	24,720	$364,045
LG Electronics, Inc.(1)	4,721	540,088
LG Household & Health Care, Ltd.(1)	6,347	1,100,733
SODIFF Advanced Materials Co., Ltd.(1)	25,709	1,752,885
Sungwoo Hitech Co., Ltd.(1)	11,712	106,810
Synopex, Inc.†(1)	235,868	1,126,670
Taewoong Co., Ltd.(1)	23,143	1,486,307
Taeyoung Engineering & Construction(1)	67,670	336,248

		11,227,896

Spain — 1.9%
Bolsas y Mercados Espanoles(1)	195,716	6,956,085
Sociedad General de Aguas de Barcelona SA, Class A(1)	161,583	3,681,539

		10,637,624

Sweden — 1.9%
Hexagon AB(1)	613,184	6,361,783
Modern Times Group AB, Class B(1)	100,462	4,109,125

		10,470,908

Switzerland — 4.1%
Actelion, Ltd.†(1)	28,090	1,622,629
Clariant AG†(1)	871,851	7,910,264
EFG International AG(1)	203,400	3,308,530
Sonova Holding AG(1)	107,697	10,317,982

		23,159,405

Taiwan — 1.6%
Chicony Electronics Co., Ltd.(1)	319,819	765,124
Everlight Electronics Co., Ltd.†(1)	509,499	1,403,164
Far Eastern Department Stores Co., Ltd.(1)	914,640	793,756
InnoLux Display Corp.(1)	493,370	550,520
International Games System Co., Ltd.(1)	91,693	740,327
L&K Engineering Co., Ltd.(1)	415,000	324,436
Shin Zu Shing Co., Ltd.(1)	246,620	1,339,842
Simplo Technology Co., Ltd.(1)	281,600	1,267,639
Transcend Information, Inc.(1)	158,000	525,258
Wistron Corp.(1)	647,985	1,250,596

		8,960,662

Thailand — 0.1%
Thoresen Thai Agencies PCL NVDR(1)	531,260	364,246
TMB Bank PCL†	17,899,200	231,569

		595,815

United Kingdom — 15.8%
ARM Holdings PLC(1)	489	1,040
Ashmore Group PLC(1)	1,772,879	6,892,743
Britvic PLC(1)	342,491	1,915,753
Burberry Group PLC(1)	830,614	6,501,264
Cookson Group PLC(1)	1,532,099	9,754,092
Croda International PLC(1)	613,038	6,237,024
Dana Petroleum PLC†(1)	264,867	6,044,553
Enterprise Inns PLC(1)	2,390,534	6,470,225
Fresnillo PLC(1)	523,446	5,274,909
ICAP PLC(1)	797,294	5,531,080
Kazakhmys PLC(1)	436,363	6,927,137
Legal & General Group PLC(1)	5,178,920	6,430,599
London Stock Exchange Group PLC(1)	542,773	7,074,502
Rentokil Initial PLC†(1)	4,187,573	7,437,588
Vedanta Resources PLC(1)	216,689	6,263,223

		88,755,732

VALIC Company II International Small Cap Equity Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Shares/ Principal Amount	Market Value (Note 2)

United States — 2.2%
AsiaInfo Holdings, Inc.†	132,300	$2,278,206
Autoliv, Inc.	104,564	3,353,367
Virgin Media, Inc.	586,243	6,700,758

		12,332,331

Total Common Stock
(cost $460,345,845)		536,345,149

WARRANTS — 0.0%
Republic of Mauritius — 0.0%
Golden Agri-Resources, Ltd. Expires 07/24/12 (Strike price 0.54 SGD)† (cost $0)	104,061	10,832

Total Long-Term Investment Securities
(cost $460,345,845)		536,355,981

REPURCHASE AGREEMENT — 2.4%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 08/31/09, to be repurchased 09/01/09 in the amount of $13,602,004 and collateralized by $13,220,000 of Federal Home Loan Bank Bonds, bearing interest at 4.38%, due 09/17/10 and having an approximate value of $14,011,878 (cost $13,602,000)	$13,602,000	13,602,000

TOTAL INVESTMENTS
(cost $473,947,845)(3)	97.7%	549,957,981
Other assets less liabilities	2.3	12,767,351

NET ASSETS —	100.0%	$562,725,332

†	Non-income producing security
(1)	Security was valued using fair value procedures at August 31, 2009. The aggregate value of these securities was $516,644,185 representing 91.8% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 2 regarding fair value pricing for foreign equity securities.
(2)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(3)	See Note 5 for cost of investments on a tax basis.

SDR—Swedish Depository Receipt

NVDR—Non Voting Depository Receipt

Currency Legend

SGD—Singapore Dollar

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2009 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Long-Term Investment Securities:
Common Stock:
Italy	$–	$43,257,792	#	$–	$43,257,792
Japan	–	161,040,769	#	–	161,040,769
United Kingdom	–	88,755,732	#	–	88,755,732
Other Countries*	19,684,321	223,589,892	#	16,643	243,290,856
Warrants	10,832	–		–	10,832
Repurchase Agreement	–	13,602,000		–	13,602,000

Total	$19,695,153	$530,246,185		$16,643	$549,957,981

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets.
#	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these investment securities were classified as Level 2 instead of Level 1. (See Note 2)

The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

Common Stock Other Countries
Balance as of 8/31/2008	$131,845
Accrued discounts/premiums	–
Realized gain(loss)	–
Change in unrealized appreciation(depreciation)	(131,587)
Net purchases(sales)	16,385
Transfers in and/or out of Level 3	–

Balance as of 8/31/2009	$16,643

See Notes to Financial Statements

VALIC Company II Large Cap Value Fund

PORTFOLIO PROFILE — August 31, 2009 (Unaudited)

Industry Allocation*

Diversified Banking Institutions	11.2%
Oil Companies — Integrated	9.6
Medical — Drugs	5.9
Diversified Manufacturing Operations	5.3
Banks — Super Regional	5.0
Telephone — Integrated	4.6
Oil Companies — Exploration & Production	3.7
Medical — HMO	2.8
Insurance — Life/Health	2.5
Computers — Memory Devices	2.5
Gas — Distribution	2.4
Computers	2.3
Multimedia	2.0
Agricultural Operations	1.5
Human Resources	1.4
Electric — Integrated	1.3
Real Estate Investment Trusts	1.3
Oil Field Machinery & Equipment	1.3
Finance — Investment Banker/Broker	1.3
Retail — Automobile	1.3
Insurance — Multi-line	1.2
Computer Services	1.2
Banks — Fiduciary	1.2
Medical — Wholesale Drug Distribution	1.2
Finance — Credit Card	1.1
Distribution/Wholesale	1.1
Cable/Satellite TV	1.1
Paper & Related Products	1.0
Chemicals — Specialty	1.0
Beverages — Non-alcoholic	1.0
Home Decoration Products	1.0
Transport — Rail	0.9
Retail — Regional Department Stores	0.9
Retail — Petroleum Products	0.9
Building — Residential/Commercial	0.9
Food — Meat Products	0.8
Oil & Gas Drilling	0.8
Retail — Major Department Stores	0.8
Retail — Consumer Electronics	0.8
Vitamins & Nutrition Products	0.8
Food — Dairy Products	0.8
Electric — Generation	0.8
Apparel Manufacturers	0.7
Containers — Paper/Plastic	0.7
Oil Refining & Marketing	0.7
Tobacco	0.7
Home Furnishings	0.6
Containers — Metal/Glass	0.6
Registered Investment Companies	0.6
Aerospace/Defense	0.6
Medical — Generic Drugs	0.6
Electronic Connectors	0.6
Auto — Heavy Duty Trucks	0.6
Independent Power Producers	0.5
Electronic Components — Misc.	0.4
Wire & Cable Products	0.4
Food — Canned	0.4
Steel — Producers	0.4
Cosmetics & Toiletries	0.4

100.0%

*	Calculated as a percentage of net assets

VALIC Company II Large Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009

Security Description	Shares	Market Value (Note 2)

COMMON STOCK — 99.4%
Aerospace/Defense — 0.6%
Raytheon Co.	19,900	$938,882

Agricultural Operations — 1.5%
Archer - Daniels - Midland Co.	80,592	2,323,467

Apparel Manufacturers — 0.7%
Polo Ralph Lauren Corp.	17,200	1,141,736

Auto - Heavy Duty Trucks — 0.6%
Oshkosh Corp.	26,200	880,320

Banks - Fiduciary — 1.2%
The Bank of New York Mellon Corp.	63,670	1,885,269

Banks - Super Regional — 5.0%
Fifth Third Bancorp	101,800	1,113,692
PNC Financial Services Group, Inc.	13,144	559,803
US Bancorp	82,504	1,866,240
Wells Fargo & Co.	158,594	4,364,507

		7,904,242

Beverages - Non - alcoholic — 1.0%
Coca - Cola Enterprises, Inc.	76,600	1,548,086

Building - Residential/Commercial — 0.9%
NVR, Inc.†	2,007	1,355,227

Cable/Satellite TV — 1.1%
Comcast Corp., Class A	109,200	1,672,944

Chemicals - Specialty — 1.0%
Ashland, Inc.	24,200	887,656
OM Group, Inc.†	24,800	674,808

		1,562,464

Computer Services — 1.2%
Computer Sciences Corp.†	38,600	1,885,610

Computers — 2.3%
Hewlett - Packard Co.	36,500	1,638,485
International Business Machines Corp.	17,200	2,030,460

		3,668,945

Computers - Memory Devices — 2.5%
EMC Corp.†	129,700	2,062,230
Western Digital Corp.†	55,100	1,888,828

		3,951,058

Containers - Metal/Glass — 0.6%
Owens - Illinois, Inc.†	29,600	1,004,624

Containers - Paper/Plastic — 0.7%
Pactiv Corp.†	45,600	1,133,160

Cosmetics & Toiletries — 0.4%
The Procter & Gamble Co.	11,231	607,709

Distribution/Wholesale — 1.1%
Ingram Micro, Inc., Class A†	52,500	879,900
Tech Data Corp.†	21,100	803,910

		1,683,810

Diversified Banking Institutions — 11.2%
Bank of America Corp.	305,146	5,367,518
Citigroup, Inc.	160,300	801,500
JPMorgan Chase & Co.	151,631	6,589,884
Morgan Stanley	36,223	1,049,018
The Goldman Sachs Group, Inc.	23,298	3,854,887

		17,662,807

Security Description	Shares	Market Value (Note 2)

Diversified Manufacturing Operations — 5.3%
Cooper Industries, Ltd., Class A	27,700	$893,325
General Electric Co.	333,086	4,629,895
Illinois Tool Works, Inc.	50,300	2,103,546
ITT Corp.	15,700	786,256

		8,413,022

Electric - Generation — 0.8%
The AES Corp.†	87,400	1,194,758

Electric - Integrated — 1.3%
Edison International	44,700	1,493,427
FPL Group, Inc.	11,000	617,980

		2,111,407

Electronic Components - Misc. — 0.4%
Garmin, Ltd.	20,900	686,983

Electronic Connectors — 0.6%
Thomas & Betts Corp.†	31,988	885,748

Finance - Credit Card — 1.1%
American Express Co.	50,600	1,711,292

Finance - Investment Banker/Broker — 1.3%
Knight Capital Group, Inc., Class A†	102,550	2,063,306

Food - Canned — 0.4%
Del Monte Foods Co.	60,600	635,694

Food - Dairy Products — 0.8%
Dean Foods Co.†	66,048	1,198,111

Food - Meat Products — 0.8%
Tyson Foods, Inc., Class A	110,900	1,329,691

Gas - Distribution — 2.4%
Sempra Energy	46,158	2,315,747
UGI Corp.	57,886	1,476,672

		3,792,419

Home Decoration Products — 1.0%
Newell Rubbermaid, Inc.	108,300	1,507,536

Home Furnishings — 0.6%
Tempur - Pedic International, Inc.†	68,200	1,009,360

Human Resources — 1.4%
Manpower, Inc.	41,882	2,165,299

Independent Power Producers — 0.5%
Mirant Corp.†	50,700	854,295

Insurance - Life/Health — 2.5%
Aflac, Inc.	24,800	1,007,376
Prudential Financial, Inc.	17,700	895,266
Unum Group	91,400	2,059,242

		3,961,884

Insurance - Multi - line — 1.2%
American Financial Group, Inc.	75,730	1,942,474

Medical - Drugs — 5.9%
Eli Lilly & Co.	33,112	1,107,927
Endo Pharmaceuticals Holdings, Inc.†	42,200	952,454
Forest Laboratories, Inc.†	82,062	2,401,955
Pfizer, Inc.	293,027	4,893,551

		9,355,887

Medical - Generic Drugs — 0.6%
Watson Pharmaceuticals, Inc.†	26,200	924,598

VALIC Company II Large Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Shares	Market Value (Note 2)

COMMON STOCK (continued)
Medical - HMO — 2.8%
Coventry Health Care, Inc.†	100,800	$2,200,464
UnitedHealth Group, Inc.	81,280	2,275,840

		4,476,304

Medical - Wholesale Drug Distribution — 1.2%
McKesson Corp.	33,000	1,876,380

Multimedia — 2.0%
Time Warner, Inc.	58,504	1,632,847
Viacom, Inc., Class B†	61,200	1,532,448

		3,165,295

Oil & Gas Drilling — 0.8%
Transocean, Ltd.†	17,081	1,295,423

Oil Companies - Exploration & Production — 3.7%
Anadarko Petroleum Corp.	15,100	798,337
Encore Acquisition Co.†	33,700	1,270,153
Occidental Petroleum Corp.	50,307	3,677,442

		5,745,932

Oil Companies - Integrated — 9.6%
Chevron Corp.	50,152	3,507,631
ConocoPhillips	17,819	802,390
Exxon Mobil Corp.	119,883	8,289,909
Marathon Oil Corp.	20,400	629,748
Murphy Oil Corp.	32,900	1,875,300

		15,104,978

Oil Field Machinery & Equipment — 1.3%
National - Oilwell Varco, Inc.†	57,300	2,082,855

Oil Refining & Marketing — 0.7%
Tesoro Corp.	77,800	1,095,424

Paper & Related Products — 1.0%
International Paper Co.	69,600	1,597,320

Real Estate Investment Trusts — 1.3%
Annaly Capital Management, Inc.	121,627	2,109,012

Retail - Automobile — 1.3%
AutoNation, Inc.†	104,845	1,989,958

Retail - Consumer Electronics — 0.8%
RadioShack Corp.	84,200	1,273,946

Retail - Major Department Stores — 0.8%
Sears Holdings Corp.†	20,300	1,288,035

Retail - Petroleum Products — 0.9%
World Fuel Services Corp.	30,700	1,379,658

Retail - Regional Department Stores — 0.9%
Macy’s, Inc.	90,400	1,403,008

Steel - Producers — 0.4%
Reliance Steel & Aluminum Co.	16,800	620,592

Telephone - Integrated — 4.6%
AT&T, Inc.	150,310	3,915,575
CenturyTel, Inc.	31,524	1,016,019
Qwest Communications International, Inc.	167,800	602,402
Verizon Communications, Inc.	53,954	1,674,732

		7,208,728

Tobacco — 0.7%
Reynolds American, Inc.	22,600	1,033,046

Security Description	Shares	Market Value (Note 2)

Transport - Rail — 0.9%
CSX Corp.	35,000	$1,487,500

Vitamins & Nutrition Products — 0.8%
Herbalife, Ltd.	41,600	1,259,648

Wire & Cable Products — 0.4%
General Cable Corp.†	19,200	677,376

Total Long - Term Investment Securities
(cost $147,546,849)		156,724,542

SHORT-TERM INVESTMENT SECURITIES — 0.6%
Registered Investment Companies — 0.6%
VALIC Co. I Money Market I Fund (cost $958,928)	958,928	958,928

TOTAL INVESTMENTS
(cost $148,505,777)(1)	100.0%	157,683,470
Other assets less liabilities	0.0	27,339

NET ASSETS —	100.0%	$157,710,809

†	Non-income producing security
(1)	See Note 5 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2009 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Long-Term Investment Securities:
Common Stock:
Banks — Super Regional	$7,904,242	$–	$–	$7,904,242
Diversified Banking Institutions	17,662,807	–	–	17,662,807
Diversified Manufacturing Operations	8,413,022	–	–	8,413,022
Medical — Drugs	9,355,887	–	–	9,355,887
Oil Companies — Integrated	15,104,978	–	–	15,104,978
Other Industries*	98,283,606	–	–	98,283,606
Short-Term Investment Securities:
Registered Investment Companies	–	958,928	–	958,928

Total	$156,724,542	$958,928	$–	$157,683,470

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets.

See Notes to Financial Statements

VALIC Company II Mid Cap Growth Fund

PORTFOLIO PROFILE — August 31, 2009 (Unaudited)

Industry Allocation*

Electronic Components — Semiconductors	5.8%
Oil Companies — Exploration & Production	3.8
Transport — Truck	3.7
Semiconductor Equipment	3.5
Apparel Manufacturers	3.4
Schools	3.2
Repurchase Agreements	3.1
Retail — Apparel/Shoe	2.9
Computer Services	2.8
Computers — Memory Devices	2.4
Finance — Investment Banker/Broker	2.4
Oil — Field Services	2.2
Oil & Gas Drilling	2.2
Commercial Services	2.0
Metal — Copper	1.8
Distribution/Wholesale	1.8
Pharmacy Services	1.8
Private Corrections	1.7
Insurance — Life/Health	1.6
Investment Management/Advisor Services	1.5
Cosmetics & Toiletries	1.5
Banks — Super Regional	1.4
Applications Software	1.4
Coal	1.4
Banks — Fiduciary	1.3
Consumer Products — Misc.	1.3
Transactional Software	1.3
Real Estate Management/Services	1.3
Rubber — Tires	1.2
Medical — Biomedical/Gene	1.2
Semiconductor Components — Integrated Circuits	1.1
Tools — Hand Held	1.1
Aerospace/Defense — Equipment	1.1
Casino Services	1.1
Batteries/Battery Systems	1.1
Electronic Connectors	1.0
Hotels/Motels	1.0
Human Resources	1.0
Computer Aided Design	1.0
Retail — Automobile	1.0
Instruments — Scientific	1.0
Medical Products	1.0
Wireless Equipment	1.0
Non — Hazardous Waste Disposal	1.0
Electronic Forms	1.0
Steel — Producers	1.0
Physical Therapy/Rehabilitation Centers	1.0
Containers — Paper/Plastic	1.0
Independent Power Producers	1.0
Dialysis Centers	0.9
Retail — Consumer Electronics	0.9
Engineering/R&D Services	0.9
Containers — Metal/Glass	0.9
Veterinary Diagnostics	0.9
Internet Security	0.9
Transport — Services	0.9
Entertainment Software	0.8
Retail — Perfume & Cosmetics	0.7
Medical — Wholesale Drug Distribution	0.6
Medical — HMO	0.6
Research & Development	0.6
Agricultural Chemicals	0.6
Chemicals — Specialty	0.6
Machinery — Electrical	0.5
Medical — Drugs	0.5
Respiratory Products	0.5
Retail — Auto Parts	0.5
Transport — Marine	0.4
Networking Products	0.2

99.8%

*	Calculated as a percentage of net assets

VALIC Company II Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009

Security Description	Shares	Market Value (Note 2)

COMMON STOCK — 96.7%
Aerospace/Defense - Equipment — 1.1%
BE Aerospace, Inc.†	99,974	$1,712,555

Agricultural Chemicals — 0.6%
Intrepid Potash, Inc.†	39,243	921,818

Apparel Manufacturers — 3.4%
Carter’s, Inc.†	64,398	1,620,254
Coach, Inc.	53,981	1,527,122
Hanesbrands, Inc.†	110,750	2,332,395

		5,479,771

Applications Software — 1.4%
Check Point Software Technologies, Ltd.†	79,985	2,229,182

Banks - Fiduciary — 1.3%
State Street Corp.	39,893	2,093,585

Banks - Super Regional — 1.4%
Capital One Financial Corp.	60,096	2,240,980

Batteries/Battery Systems — 1.1%
Energizer Holdings, Inc.†	25,876	1,693,067

Casino Services — 1.1%
International Game Technology	81,728	1,709,750

Chemicals - Specialty — 0.6%
Albemarle Corp.	28,425	916,138

Coal — 1.4%
CONSOL Energy, Inc.	18,159	679,328
Walter Energy, Inc.	28,325	1,470,351

		2,149,679

Commercial Services — 2.0%
Alliance Data Systems Corp.†	33,780	1,876,817
Quanta Services, Inc.†	56,245	1,244,139

		3,120,956

Computer Aided Design — 1.0%
Autodesk, Inc.†	69,449	1,627,190

Computer Services — 2.8%
Cognizant Technology Solutions Corp., Class A†	65,593	2,287,884
IHS, Inc., Class A†	44,087	2,133,811

		4,421,695

Computers - Memory Devices — 2.4%
NetApp, Inc.†	90,436	2,057,419
Western Digital Corp.†	50,657	1,736,522

		3,793,941

Consumer Products - Misc. — 1.3%
Jarden Corp.†	85,620	2,084,847

Containers - Metal/Glass — 0.9%
Crown Holdings, Inc.†	57,340	1,423,752

Containers - Paper/Plastic — 1.0%
Pactiv Corp.†	62,174	1,545,024

Cosmetics & Toiletries — 1.5%
Chattem, Inc.†	12,489	764,826
The Estee Lauder Cos., Inc., Class A	44,536	1,596,616

		2,361,442

Dialysis Centers — 0.9%
Fresenius Medical Care AG(1)	33,428	1,503,255

Security Description	Shares	Market Value (Note 2)

Distribution/Wholesale — 1.8%
Fastenal Co.	37,328	$1,351,274
LKQ Corp.†	87,920	1,526,291

		2,877,565

Electronic Components - Semiconductors — 5.8%
Altera Corp.	100,821	1,936,771
Avago Technologies, Ltd.†	155,273	2,825,969
Broadcom Corp., Class A†	53,768	1,529,700
ON Semiconductor Corp.†	202,729	1,636,023
QLogic Corp.†	54,004	853,803
Xilinx, Inc.	21,650	481,496

		9,263,762

Electronic Connectors — 1.0%
Amphenol Corp., Class A	47,468	1,659,481

Electronic Forms — 1.0%
Adobe Systems, Inc.†	49,555	1,557,018

Engineering/R&D Services — 0.9%
The Shaw Group, Inc.†	48,599	1,425,409

Entertainment Software — 0.8%
Activision Blizzard, Inc.†	111,611	1,295,804

Finance - Investment Banker/Broker — 2.4%
Lazard, Ltd., Class A	42,991	1,671,060
TD Ameritrade Holding Corp.†	109,382	2,104,510

		3,775,570

Hotel/Motels — 1.0%
Starwood Hotels & Resorts Worldwide, Inc.	55,095	1,640,729

Human Resources — 1.0%
Robert Half International, Inc.	62,369	1,639,681

Independent Power Producers — 1.0%
NRG Energy, Inc.†	57,065	1,532,195

Instruments - Scientific — 1.0%
Thermo Fisher Scientific, Inc.†	35,822	1,619,513

Insurance - Life/Health — 1.6%
Aflac, Inc.	41,750	1,695,885
Lincoln National Corp.	36,638	924,743

		2,620,628

Internet Security — 0.9%
McAfee, Inc.†	35,282	1,403,518

Investment Management/Advisor Services — 1.5%
Affiliated Managers Group, Inc.†	37,340	2,439,422

Machinery - Electrical — 0.5%
Baldor Electric Co.	31,106	873,145

Medical Products — 1.0%
American Medical Systems Holdings, Inc.†	80,472	1,226,393
Covidien PLC	9,808	388,103

		1,614,496

Medical - Biomedical/Gene — 1.2%
Illumina, Inc.†	18,645	657,609
United Therapeutics Corp.†	12,999	1,189,539

		1,847,148

Medical - Drugs — 0.5%
Shire PLC(1)	52,212	865,533

VALIC Company II Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Shares	Market Value (Note 2)

COMMON STOCK (continued)
Medical - HMO — 0.6%
CIGNA Corp.	32,036	$942,819

Medical - Wholesale Drug Distribution — 0.6%
McKesson Corp.	17,534	996,983

Metal - Copper — 1.8%
Freeport - McMoRan Copper & Gold, Inc.	30,249	1,905,082
Southern Copper Corp.	34,953	987,772

		2,892,854

Networking Products — 0.2%
3Com Corp.†	80,984	352,280

Non - Hazardous Waste Disposal — 1.0%
Republic Services, Inc.	61,923	1,585,848

Oil & Gas Drilling — 2.2%
Atlas America, Inc.	33,113	734,446
Noble Corp.	58,815	2,060,290
Patterson - UTI Energy, Inc.	55,014	731,136

		3,525,872

Oil Companies - Exploration & Production — 3.8%
Continental Resources, Inc.†	79,351	2,801,090
EXCO Resources, Inc.†	112,746	1,652,856
Southwestern Energy Co.†	43,458	1,601,862

		6,055,808

Oil - Field Services — 2.2%
Key Energy Services, Inc.†	222,684	1,592,190
Weatherford International, Ltd.†	97,321	1,941,554

		3,533,744

Pharmacy Services — 1.8%
Express Scripts, Inc.†	28,491	2,057,620
Omnicare, Inc.	34,174	782,243

		2,839,863

Physical Therapy/Rehabilitation Centers — 1.0%
Psychiatric Solutions, Inc.†	57,734	1,546,694

Private Corrections — 1.7%
Corrections Corp. of America†	132,692	2,632,609

Real Estate Management/Services — 1.3%
Jones Lang LaSalle, Inc.	43,152	2,022,966

Research & Development — 0.6%
Pharmaceutical Product Development, Inc.	46,097	927,011

Respiratory Products — 0.5%
ResMed, Inc.†	17,200	789,652

Retail - Apparel/Shoe — 2.9%
Aeropostale, Inc.†	42,870	1,678,360
American Eagle Outfitters, Inc.	90,917	1,227,380
Nordstrom, Inc.	61,744	1,731,302

		4,637,042

Retail - Auto Parts — 0.5%
O’Reilly Automotive, Inc.†	18,691	715,491

Retail - Automobile — 1.0%
Copart, Inc.†	45,969	1,624,544

Retail - Consumer Electronics — 0.9%
Best Buy Co., Inc.	40,505	1,469,521

Retail - Perfume & Cosmetics — 0.7%
Ulta Salon Cosmetics & Fragrance, Inc.†	91,075	1,049,184

Security Description	Shares/ Principal Amount	Market Value (Note 2)

Rubber - Tires — 1.2%
The Goodyear Tire & Rubber Co.†	115,673	$1,907,448

Schools — 3.2%
Apollo Group, Inc., Class A†	11,386	738,040
Capella Education Co.†	36,353	2,302,963
ITT Educational Services, Inc.†	18,845	1,978,537

		5,019,540

Semiconductor Components - Integrated Circuits — 1.1%
Marvell Technology Group, Ltd.†	113,559	1,731,775

Semiconductor Equipment — 3.5%
ASML Holding NV(1)	70,304	1,932,940
KLA - Tencor Corp.	51,600	1,609,920
Lam Research Corp.†	67,335	2,067,184

		5,610,044

Steel - Producers — 1.0%
Steel Dynamics, Inc.	93,662	1,550,106

Tools - Hand Held — 1.1%
The Stanley Works	41,896	1,714,803

Transactional Software — 1.3%
Solera Holdings, Inc.†	77,802	2,049,305

Transport - Marine — 0.4%
Diana Shipping, Inc.	43,836	569,430

Transport - Services — 0.9%
UTi Worldwide, Inc.†	109,194	1,403,143

Transport - Truck — 3.7%
Con - way, Inc.	38,652	1,614,107
J.B. Hunt Transport Services, Inc.	53,869	1,509,948
Knight Transportation, Inc.	82,036	1,352,774
Landstar System, Inc.	41,309	1,440,445

		5,917,274

Veterinary Diagnostics — 0.9%
VCA Antech, Inc.†	57,008	1,410,948

Wireless Equipment — 1.0%
Crown Castle International Corp.†	59,225	1,590,783

Total Long-Term Investment Securities
(cost $138,504,926)		153,594,628

REPURCHASE AGREEMENT — 3.1%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 08/31/09, to be repurchased 09/01/09 in the amount of $4,984,001 and collateralized by $5,140,000 of United States Treasury Bills, bearing interest at 0.15% due 12/31/09 and having approximate value of $5,135,916 (cost $4,984,000)	$4,984,000	4,984,000

TOTAL INVESTMENTS
(cost $143,488,926)(2)	99.8%	158,578,628
Other assets less liabilities	0.2	262,410

NET ASSETS —	100.0%	$158,841,038

†	Non-income producing security
(1)	Security was valued using fair value procedures at August 31, 2009. The aggregate value of these securities was $4,301,728 representing 2.7% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 2 regarding fair value pricing for foreign equity securities.
(2)	See Note 5 for cost of investments on a tax basis.

VALIC Company II Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2009 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Long-Term Investment Securities:
Common Stock:
Electronic Components —Semiconductors	$9,263,762	$–		$–	$9,263,762
Other Industries*	140,029,138	4,301,728	#	–	144,330,866
Repurchase Agreement	–	4,984,000		–	4,984,000

Total	$149,292,900	$9,285,728		$–	$158,578,628

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets.
#	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these investment securities were classified as Level 2 instead of Level 1. (See Note 2)

See Notes to Financial Statements

VALIC Company II Mid Cap Value Fund

PORTFOLIO PROFILE — August 31, 2009 (Unaudited)

Industry Allocation*

Electric — Integrated	7.4%
Insurance — Reinsurance	4.8
Real Estate Investment Trusts	3.9
Oil Companies — Exploration & Production	3.8
Investment Management/Advisor Services	3.7
Insurance — Life/Health	3.2
Diversified Manufacturing Operations	3.2
Building — Residential/Commercial	3.1
Banks — Super Regional	2.5
Containers — Metal/Glass	2.3
Electronic Parts Distribution	2.3
Semiconductor Equipment	2.2
Commercial Services	1.9
Electronic Components — Misc.	1.7
Medical — HMO	1.6
Banks — Commercial	1.6
Gas — Distribution	1.5
Telecom Services	1.4
Chemicals — Diversified	1.4
Finance — Investment Banker/Broker	1.3
Medical — Wholesale Drug Distribution	1.3
Oil — Field Services	1.3
Retail — Major Department Stores	1.3
Apparel Manufacturers	1.2
Food — Misc.	1.2
Retail — Apparel/Shoe	1.2
Medical — Drugs	1.1
Airlines	1.1
Coal	1.0
Medical Labs & Testing Services	1.0
Food — Meat Products	1.0
Computer Services	1.0
Engineering/R&D Services	1.0
Auto/Truck Parts & Equipment — Original	1.0
Semiconductor Components — Integrated Circuits	0.9
Containers — Paper/Plastic	0.9
Medical — Generic Drugs	0.9
Agricultural Operations	0.8
Internet Security	0.8
Repurchase Agreements	0.8
Electronic Connectors	0.7
Insurance Brokers	0.7
Enterprise Software/Service	0.7
Industrial Gases	0.7
Metal — Iron	0.7
Electric Products — Misc.	0.7
Transport — Truck	0.7
Insurance — Property/Casualty	0.6
Finance — Credit Card	0.6
Agricultural Chemicals	0.6
E-Commerce/Services	0.6
Cable TV	0.6
Toys	0.6
Computer Graphics	0.6
Steel — Producers	0.6
Computers — Memory Devices	0.6
Printing — Commercial	0.6
Machine Tools & Related Products	0.6
Distribution/Wholesale	0.5
Aerospace/Defense — Equipment	0.5
Aerospace/Defense	0.5
Food — Retail	0.5
Chemicals — Specialty	0.5
Tools — Hand Held	0.5
Consumer Products — Misc.	0.5
Time Deposits	0.4
Oil Companies — Integrated	0.4
Diversified Operations	0.4
Oil & Gas Drilling	0.4

Medical — Hospitals	0.4
Advertising Agencies	0.4
Transport — Services	0.4
Fisheries	0.4
Food — Confectionery	0.4
Tobacco	0.4
Electronic Components — Semiconductors	0.4
Computers — Integrated Systems	0.4
Commercial Services — Finance	0.4
Retail — Regional Department Stores	0.4
Telephone — Integrated	0.4
Telecom Equipment — Fiber Optics	0.4
Real Estate Management/Services	0.4
Banks — Fiduciary	0.4
Retail — Auto Parts	0.3
Leisure Products	0.3
Therapeutics	0.3
Non — Hazardous Waste Disposal	0.3
Cosmetics & Toiletries	0.3
Coatings/Paint	0.3
Pipelines	0.2
Finance — Other Services	0.2
Savings & Loans/Thrifts	0.1

100.1%

*	Calculated as a percentage of net assets

VALIC Company II Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009

Security Description	Shares	Market Value (Note 2)

COMMON STOCK — 98.9%
Advertising Agencies — 0.4%
Omnicom Group, Inc.	57,695	$2,095,482

Aerospace/Defense — 0.5%
Teledyne Technologies, Inc.†	74,300	2,508,368

Aerospace/Defense - Equipment — 0.5%
Alliant Techsystems, Inc.†	19,700	1,522,416
Goodrich Corp.	18,588	1,025,314

		2,547,730

Agricultural Chemicals — 0.6%
Agrium, Inc.	62,200	2,967,562

Agricultural Operations — 0.8%
Bunge, Ltd.	44,700	2,995,347
Chaoda Modern Agriculture Holdings, Ltd.(1)	1,339,040	798,870

		3,794,217

Airlines — 1.1%
Delta Air Lines, Inc.†	726,575	5,245,871

Apparel Manufacturers — 1.2%
VF Corp.	84,482	5,876,568

Auto/Truck Parts & Equipment - Original — 1.0%
Magna International, Inc., Class A	31,859	1,456,275
TRW Automotive Holdings Corp.†	174,900	3,086,985

		4,543,260

Banks - Commercial — 1.6%
BOK Financial Corp.	37,628	1,702,291
M&T Bank Corp.	20,700	1,278,432
Popular, Inc.	562,309	1,208,964
Regions Financial Corp.	161,659	947,322
TCF Financial Corp.	167,673	2,307,180

		7,444,189

Banks - Fiduciary — 0.4%
Northern Trust Corp.	30,411	1,777,827

Banks - Super Regional — 2.5%
Comerica, Inc.	190,526	5,081,328
Fifth Third Bancorp	193,672	2,118,772
Huntington Bancshares, Inc.	342,700	1,562,712
SunTrust Banks, Inc.	142,300	3,325,551

		12,088,363

Building - Residential/Commercial — 3.1%
D.R. Horton, Inc.	136,872	1,835,454
M.D.C Holdings, Inc.	187,900	7,038,734
Toll Brothers, Inc.†	268,546	6,106,736

		14,980,924

Cable TV — 0.6%
Cablevision Systems Corp., Class A	130,549	2,916,465

Chemicals - Diversified — 1.4%
Celanese Corp., Class A	93,352	2,377,675
FMC Corp.	90,200	4,302,540

		6,680,215

Chemicals - Specialty — 0.5%
Cytec Industries, Inc.	82,000	2,368,980

Coal — 1.0%
Alpha Natural Resources, Inc.†	67,834	2,191,717
CONSOL Energy, Inc.	74,200	2,775,822

		4,967,539

Security Description	Shares	Market Value (Note 2)

Coatings/Paint — 0.3%
The Sherwin - Williams Co.	21,727	$1,307,965

Commercial Services — 1.9%
PHH Corp.†	429,900	9,139,674

Commercial Services - Finance — 0.4%
The Western Union Co.	104,000	1,876,160

Computer Graphics — 0.6%
Compagnie Generale de Geophysique - Veritas ADR†	128,100	2,750,307

Computer Services — 1.0%
CACI International, Inc., Class A†	32,800	1,507,488
Computer Sciences Corp.†	65,719	3,210,373

		4,717,861

Computers - Integrated Systems — 0.4%
Teradata Corp.†	70,000	1,885,100

Computers - Memory Devices — 0.6%
NetApp, Inc.†	118,000	2,684,500

Consumer Products - Misc. — 0.5%
Jarden Corp.†	88,513	2,155,292

Containers - Metal/Glass — 2.3%
Greif, Inc., Class A	66,400	3,289,456
Owens - Illinois, Inc.†	146,500	4,972,210
Rexam PLC(1)	672,326	2,921,638

		11,183,304

Containers - Paper/Plastic — 0.9%
Packaging Corp. of America	109,619	2,231,843
Sonoco Products Co.	79,132	2,052,684

		4,284,527

Cosmetics & Toiletries — 0.3%
Alberto - Culver Co.	52,801	1,393,418

Distribution/Wholesale — 0.5%
Genuine Parts Co.	18,200	674,128
WW Grainger, Inc.	21,826	1,909,120

		2,583,248

Diversified Manufacturing Operations — 3.2%
Dover Corp.	64,200	2,220,678
Ingersoll - Rand PLC	47,821	1,477,191
ITT Corp.	37,873	1,896,680
Parker Hannifin Corp.	74,048	3,603,175
Pentair, Inc.	161,800	4,583,794
SPX Corp.	24,963	1,389,940

		15,171,458

Diversified Operations — 0.4%
First Pacific Co.(1)	3,336,000	2,130,258

E - Commerce/Services — 0.6%
Expedia, Inc.†	127,032	2,928,088

Electric Products - Misc. — 0.7%
AMETEK, Inc.	100,200	3,154,296

Electric - Integrated — 7.4%
Allegheny Energy, Inc.	116,000	3,063,560
American Electric Power Co., Inc.	50,736	1,594,632
CMS Energy Corp.	245,306	3,289,553
Edison International	137,785	4,603,397
Entergy Corp.	21,193	1,674,247
Northeast Utilities	262,400	6,242,496
NV Energy, Inc.	460,800	5,557,248

VALIC Company II Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Shares	Market Value (Note 2)

COMMON STOCK (continued)
Electric - Integrated (continued)
Wisconsin Energy Corp.	155,650	$7,077,406
Xcel Energy, Inc.	118,430	2,338,993

		35,441,532

Electronic Components - Misc. — 1.7%
Flextronics International, Ltd.†	676,462	4,011,420
Kingboard Laminates Holdings, Ltd.(1)	6,213,000	3,891,251

		7,902,671

Electronic Components - Semiconductors — 0.4%
Altera Corp.	100,576	1,932,065

Electronic Connectors — 0.7%
Amphenol Corp., Class A	49,771	1,739,994
Thomas & Betts Corp.†	65,600	1,816,464

		3,556,458

Electronic Parts Distribution — 2.3%
Arrow Electronics, Inc.†	303,292	8,382,991
Avnet, Inc.†	94,787	2,526,073

		10,909,064

Engineering/R&D Services — 1.0%
URS Corp.†	105,213	4,548,358

Enterprise Software/Service — 0.7%
BMC Software, Inc.†	69,602	2,481,312
Sybase, Inc.†	23,252	810,332

		3,291,644

Finance - Credit Card — 0.6%
Discover Financial Services	216,347	2,974,771

Finance - Investment Banker/Broker — 1.3%
TD Ameritrade Holding Corp.†	326,336	6,278,705

Finance - Other Services — 0.2%
Solar Cayman Ltd.†*(2)(3)(4)(5)	120,200	1,121,466

Fisheries — 0.4%
Marine Harvest†(1)	2,846,000	2,025,748

Food - Confectionery — 0.4%
The J.M. Smucker Co.	38,397	2,007,011

Food - Meat Products — 1.0%
BRF - Brazil Foods SA ADR	14,000	618,520
Marfrig Frigorificos e Comercio de Alimentos SA†	170,600	1,430,190
Perdigao SA	124,000	2,763,305

		4,812,015

Food - Misc. — 1.2%
ConAgra Foods, Inc.	187,943	3,858,470
Corn Products International, Inc.	67,670	2,007,092

		5,865,562

Food - Retail — 0.5%
The Kroger Co.	111,368	2,404,435

Gas - Distribution — 1.5%
Sempra Energy	66,265	3,324,515
UGI Corp.	158,216	4,036,090

		7,360,605

Industrial Gases — 0.7%
Air Products & Chemicals, Inc.	43,611	3,272,133

Insurance Brokers — 0.7%
AON Corp.	78,879	3,293,987

Security Description	Shares	Market Value (Note 2)

Insurance - Life/Health — 3.2%
Lincoln National Corp.	38,545	$972,876
Principal Financial Group, Inc.	109,100	3,098,440
Unum Group	495,932	11,173,348

		15,244,664

Insurance - Property/Casualty — 0.6%
Fidelity National Financial, Inc., Class A	96,400	1,447,928
First American Corp.	48,600	1,531,872

		2,979,800

Insurance - Reinsurance — 4.8%
Everest Re Group, Ltd.	82,758	6,977,327
PartnerRe, Ltd.	67,729	5,005,850
Platinum Underwriters Holdings, Ltd.	123,855	4,489,744
Reinsurance Group of America, Inc.	145,259	6,253,400

		22,726,321

Internet Security — 0.8%
McAfee, Inc.†	92,500	3,679,650

Investment Management/Advisor Services — 3.7%
Affiliated Managers Group, Inc.†	48,476	3,166,937
Ameriprise Financial, Inc.	265,751	7,980,503
Invesco, Ltd.	316,264	6,562,478

		17,709,918

Leisure Products — 0.3%
WMS Industries, Inc.†	37,368	1,581,787

Machine Tools & Related Products — 0.6%
Kennametal, Inc.	120,100	2,648,205

Medical Labs & Testing Services — 1.0%
Laboratory Corp. of America Holdings†	41,400	2,889,306
Quest Diagnostics, Inc.	37,051	1,999,272

		4,888,578

Medical - Drugs — 1.1%
Endo Pharmaceuticals Holdings, Inc.†	105,812	2,388,177
King Pharmaceuticals, Inc.†	298,000	3,093,240

		5,481,417

Medical - Generic Drugs — 0.9%
Impax Laboratories, Inc.†	557,515	4,231,539

Medical - HMO — 1.6%
CIGNA Corp.	264,150	7,773,934

Medical - Hospitals — 0.4%
Universal Health Services, Inc., Class B	35,672	2,096,087

Medical - Wholesale Drug Distribution — 1.3%
AmerisourceBergen Corp.	294,466	6,275,070

Metal - Iron — 0.7%
Cliffs Natural Resources, Inc.	128,221	3,245,274

Non - Hazardous Waste Disposal — 0.3%
Republic Services, Inc.	56,412	1,444,711

Oil & Gas Drilling — 0.4%
Nabors Industries, Ltd.†	44,624	788,952
Noble Corp.	38,229	1,339,162

		2,128,114

Oil Companies - Exploration & Production — 3.8%
EOG Resources, Inc.	27,569	1,984,968
Newfield Exploration Co.†	231,537	8,958,167

VALIC Company II Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Shares	Market Value (Note 2)

COMMON STOCK (continued)
Oil Companies - Exploration & Production (continued)
Noble Energy, Inc.	98,419	$5,950,413
Pioneer Natural Resources Co.	46,390	1,343,454

		18,237,002

Oil Companies - Integrated — 0.4%
Murphy Oil Corp.	37,453	2,134,821

Oil - Field Services — 1.3%
SBM Offshore NV(1)	79,312	1,649,572
Smith International, Inc.	45,500	1,254,435
Weatherford International, Ltd.†	159,300	3,178,035

		6,082,042

Pipelines — 0.2%
El Paso Corp.	126,384	1,166,524

Printing - Commercial — 0.6%
R.R. Donnelley & Sons Co.	149,337	2,664,172

Real Estate Investment Trusts — 3.9%
Boston Properties, Inc.	26,027	1,576,716
Chimera Investment Corp.	1,747,516	6,640,561
Essex Property Trust, Inc.	25,990	1,939,114
Federal Realty Investment Trust	40,184	2,506,276
Liberty Property Trust	64,362	2,109,143
Ventas, Inc.	69,050	2,707,450
Vornado Realty Trust	19,968	1,148,559

		18,627,819

Real Estate Management/Services — 0.4%
BR Malls Participacoes SA†	176,700	1,800,096

Retail - Apparel/Shoe — 1.2%
American Eagle Outfitters, Inc.	265,200	3,580,200
The Gap, Inc.	103,510	2,033,971

		5,614,171

Retail - Auto Parts — 0.3%
Advance Auto Parts, Inc.	38,099	1,611,588

Retail - Major Department Stores — 1.3%
J.C. Penney Co., Inc.	62,856	1,888,194
TJX Cos., Inc.	114,900	4,130,655

		6,018,849

Retail - Regional Department Stores — 0.4%
Kohl’s Corp.†	35,059	1,808,694

Savings & Loans/Thrifts — 0.1%
Beneficial Mutual Bancorp, Inc.†	53,004	471,206

Semiconductor Components - Integrated Circuits — 0.9%
Analog Devices, Inc.	70,225	1,983,856
Linear Technology Corp.	87,100	2,314,247

		4,298,103

Security Description	Shares/ Principal Amount	Market Value (Note 2)

Semiconductor Equipment — 2.2%
Teradyne, Inc.†	363,500	$2,998,875
Varian Semiconductor Equipment Associates, Inc.†	244,850	7,485,064

		10,483,939

Steel - Producers — 0.6%
Schnitzer Steel Industries, Inc., Class A	50,261	2,714,597

Telecom Equipment - Fiber Optics — 0.4%
JDS Uniphase Corp.†	262,700	1,804,749

Telecom Services — 1.4%
Virgin Media, Inc.	585,900	6,696,837

Telephone - Integrated — 0.4%
Windstream Corp.	210,982	1,808,116

Therapeutics — 0.3%
Theravance, Inc.†	92,971	1,447,558

Tobacco — 0.4%
Lorillard, Inc.	27,415	1,994,990

Tools - Hand Held — 0.5%
The Stanley Works	54,047	2,212,144

Toys — 0.6%
Mattel, Inc.	158,000	2,842,420

Transport - Services — 0.4%
Ryder System, Inc.	55,076	2,092,888

Transport - Truck — 0.7%
Con - way, Inc.	33,000	1,378,080
Werner Enterprises, Inc.	101,365	1,771,861

		3,149,941

Total Long-Term Investment Securities
(cost $458,736,996)		473,065,581

SHORT-TERM INVESTMENT SECURITIES — 0.4%
Time Deposits — 0.4%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 09/01/09 (cost $2,136,000)	$2,136,000	2,136,000

REPURCHASE AGREEMENT — 0.8%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 08/31/09, to be repurchased 09/01/09 in the amount of $3,654,001 and collateralized by $3,770,000 of United States Treasury Bills, bearing interest at 0.15% due 12/31/09 and having approximate value of $3,767,738 (cost $3,654,000)	3,654,000	3,654,000

TOTAL INVESTMENTS
(cost $464,526,996)(6)	100.1%	478,855,581
Liabilities in excess of other assets	(0.1)	(398,342)

NET ASSETS —	100.0%	$478,457,239

VALIC Company II Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At August 31, 2009, the aggregate value of these securities was $1,121,466 representing 0.2% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
(1)	Security was valued using fair value procedures at August 31, 2009. The aggregate value of these securities was $13,417,337 representing 2.8% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 2 regarding fair value pricing for foreign equity securities.
(2)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(3)	Consists of more than one type of securities traded together as a unit.
(4)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contactual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of August 31, 2009, the Mid Cap Value Fund held the following restricted securities:

Name	Acquisition Date	Shares	Acquisition Cost	Market Value	Market Value Per Share	Value as a % of Net Assets
Solar Cayman Ltd. Common Stock	03/09/07	120,200	1,803,000	$1,121,466	$9.33	0.23%

(5)	Illiquid security. At August 31, 2009, the aggregate value of these securities was $1,121,466 representing 0.2% of net assets.
(6)	See Note 5 for cost of investments on a tax basis.

ADR—American Depository Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2009 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Long-Term Investment Securities:
Common Stock:
Electric — Integrated	$35,441,532	$–		$–	$35,441,532
Other Industries*	423,085,246	13,417,337	#	1,121,466	437,624,049
Short-Term Investment Securities:
Time Deposit	–	2,136,000		–	2,136,000
Repurchase Agreement	–	3,654,000		–	3,654,000

Total	$458,526,778	$19,207,337		$1,121,466	$478,855,581

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets.
#	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these investment securities were classified as Level 2 instead of Level 1. (See Note 2)

The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

Common Stock Other Industries
Balance as of 8/31/2008	$8,253,189
Accrued discounts/premiums	–
Realized gain (loss)	–
Change in unrealized appreciation (depreciation)	(868,087)
Net purchases (sales)	(2,032,097)
Transfers in and/or out of Level 3	(4,231,539)

Balance as of 8/31/2009	$1,121,466

See Notes to Financial Statements

VALIC Company II Moderate Growth Lifestyle Fund

PORTFOLIO PROFILE — August 31, 2009 (Unaudited)

Industry Allocation*

Domestic Equity Investment Companies	44.9%
Fixed Income Investment Companies	36.4
International Equity Investment Companies	18.8

100.1%

*	Calculated as a percentage of net assets

VALIC Company II Moderate Growth Lifestyle Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009

Security Description	Shares	Market Value (Note 2)

AFFILIATED REGISTERED INVESTMENT COMPANIES#(1) — 100.1%
Domestic Equity Investment Companies — 44.9%
VALIC Co. I Blue Chip Growth Fund	1,033,354	$8,225,501
VALIC Co. I Small Cap Special Values Fund	1,240,010	8,717,270
VALIC Co. I Stock Index Fund	418,954	8,936,280
VALIC Co. I Value Fund	881,232	7,146,795
VALIC Co. II Capital Appreciation Fund	1,365,983	10,258,532
VALIC Co. II Large Cap Value Fund	305,048	2,858,297
VALIC Co. II Mid Cap Value Fund	689,961	8,769,398
VALIC Co. II Small Cap Growth Fund†	152,951	1,423,970
VALIC Co. II Small Cap Value Fund	740,911	7,320,200

Total Domestic Equity Investment Companies
(cost $51,183,174)		63,656,243

Fixed Income Investment Companies — 36.4%
VALIC Co. I Government Securities Fund	90,034	968,770
VALIC Co. II Core Bond Fund	2,150,432	21,418,304
VALIC Co. II High Yield Bond Fund	1,625,847	11,039,499
VALIC Co. II Strategic Bond Fund	1,770,719	18,238,406

Total Fixed Income Investment Companies
(cost $46,651,784)		51,664,979

International Equity Investment Companies — 18.8%
VALIC Co. I Foreign Value Fund	802,638	6,693,997
VALIC Co. I Global Real Estate Fund	1,228,500	9,262,890
VALIC Co. I International Equities Fund	1,757,598	10,299,525
VALIC Co. I International Growth I Fund	38,484	354,058

Total International Equity Investment Companies
(cost $21,068,162)		26,610,470

TOTAL INVESTMENTS
(cost $118,903,120)(2)	100.1%	141,931,692
Liabilities in excess of other assets	(0.1)	(145,365)

NET ASSETS —	100.0%	$141,786,327

†	Non-income producing security
#	The Moderate Growth Lifestyle Fund invests in various VALIC Company I or VALIC Company II Funds, some of which are not presented in this report. Additional information on the underlying funds including such fund’s prospectuses and shareholder reports, is available at our website, www.valic.com.
(1)	See Note 3
(2)	See Note 5 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of August 31, 2009 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Affiliated Registered Investment Companies:
Domestic Equity Investment Companies	$63,656,243	$–	$–	$63,656,243
Fixed Income Investment Companies	51,664,979	–	–	51,664,979
International Equity Investment Companies	26,610,470	–	–	26,610,470

Total	$141,931,692	$–	$–	$141,931,692

See Notes to Financial Statements

VALIC Company II Money Market II Fund

PORTFOLIO PROFILE — August 31, 2009 (Unaudited)

Industry Allocation*

U.S. Government Agencies	67.4%
Repurchase Agreements	14.5
Super — Regional Banks-US	5.7
Foreign Bank	4.6
Diversified Financial Services	4.0
Money Center Banks	3.5
Finance	2.0

101.7%

Weighted Average Days to Maturity	48.1

Credit Quality@#

A-1	100.0%

*	Calculated as a percentage of net assets.
@	Source: Standard & Poors.
#	Calculated as a percentage of total debt issues.

VALIC Company II Money Market II Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009

Security Description	Principal Amount	Market Value (Note 2)

SHORT - TERM INVESTMENT SECURITIES — 87.2%
Certificates of Deposit — 6.1%
Barclays Bank PLC 1.40% due 11/04/09(1)	$3,700,000	$3,700,000
Calyon 1.56% due 10/19/09(1)	4,000,000	4,000,597
Deutsche Bank AG 0.64% due 09/01/09(1)	4,000,000	4,000,297
Rabobank Nederland NV 1.01% due 09/04/09(1)	3,800,000	3,800,003

Total Certificates of Deposit
(amortized cost $15,500,897)		15,500,897

Commercial Paper — 3.2%
Bank of America Corp. 0.17% due 09/01/09	4,000,000	4,000,000
Lloyds TSB Bank PLC 0.17% due 09/01/09	4,000,000	4,000,000

Total Commercial Paper
(amortized cost $8,000,000)		8,000,000

U.S. Corporate Bonds & Notes — 7.8%
Bank of America NA FDIC Guar. Notes 0.66% due 09/14/09(1)	7,500,000	7,500,000
Bank of America Corp. Senior Notes 0.72% due 09/25/09(1)	3,000,000	3,001,022
Citigroup Funding, Inc. FDIC Guar. Notes 0.59% due 10/30/09(1)	3,300,000	3,304,254
General Electric Capital Corp. Senior Notes 0.61% due 10/04/09(1)	1,500,000	1,499,814
General Electric Capital Corp. FDIC Guar. Notes 1.26% due 09/09/09(1)	3,500,000	3,537,543
JPMorgan Chase & Co. FDIC Guar. Notes 0.49% due 11/23/09(1)	1,000,000	1,000,000

Total Corporate Bonds & Notes
(amortized cost $19,842,633)		19,842,633

Medium Term Notes — 2.7%
Bear Stearns Co., Inc. 0.90% due 09/09/09(1)	3,000,000	2,999,800
Citigroup Funding, Inc. 1.52% due 11/09/09(1)	3,800,000	3,770,108

Total Medium Term Notes
(amortized cost $6,769,908)		6,769,908

U.S. Government Agencies — 67.4%
Federal Farm Credit Bank
0.26% due 09/27/09(1)	4,000,000	3,999,448
0.68% due 09/10/09(1)	3,800,000	3,800,000
Federal Home Loan Bank
0.19% due 09/23/09	5,000,000	4,999,435
0.25% due 09/21/09(1)	8,000,000	8,000,000
0.41% due 10/13/09(1)	15,500,000	15,498,198
0.45% due 09/16/09	3,800,000	3,799,288
0.50% due 10/08/09(1)	5,000,000	5,000,271
0.59% due 09/02/09	10,000,000	9,999,836
0.80% due 11/20/09	8,000,000	7,985,778
0.90% due 04/07/10	1,500,000	1,499,548
1.00% due 02/12/10	8,000,000	7,963,556
1.02% due 02/26/10	6,500,000	6,497,331
1.05% due 02/23/10	3,800,000	3,798,149
1.05% due 03/05/10	3,800,000	3,798,810

Security Description	Principal Amount	Market Value (Note 2)

U.S. Government Agencies (continued)
Federal Home Loan Mtg. Corp.
0.24% due 12/22/09	$4,000,000	$3,997,013
0.25% due 10/20/09	7,000,000	6,997,618
0.28% due 12/14/09	4,000,000	3,996,764
0.34% due 11/04/09(1)	6,000,000	6,000,000
0.41% due 10/12/09(1)	3,000,000	2,999,955
0.61% due 10/07/09(1)	3,500,000	3,499,441
0.62% due 09/10/09(1)	7,000,000	6,999,070
0.68% due 09/30/09	11,000,000	10,993,974
Federal National Mtg. Assoc.
0.31% due 01/11/10	4,000,000	3,995,453
0.33% due 02/01/10	4,000,000	3,994,390
0.40% due 10/13/09(1)	15,000,000	14,999,352
0.40% due 11/12/09(1)	7,885,000	7,885,282
0.42% due 11/05/09(1)	3,800,000	3,799,583
1.55% due 09/02/09	4,000,000	3,999,828

Total U.S. Government Agencies
(amortized cost $170,797,371)		170,797,371

Total Short - Term Investment Securities — 87.2%
(amortized cost $220,910,809)		220,910,809

REPURCHASE AGREEMENT — 14.5%
UBS Securities LLC Joint Repurchase Agreement(2) (amortized cost $36,736,000)	36,736,000	36,736,000

TOTAL INVESTMENTS
(amortized cost $257,646,809)(3)	101.7%	257,646,809
Liabilities in excess of other assets	(1.7)	(4,404,967)

NET ASSETS —	100.0%	$253,241,842

(1)	Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of August 31, 2009; maturity date reflects the next reset date.
(2)	See Note 2 for details of Joint Repurchase Agreements.
(3)	See Note 5 for cost of investments on a tax basis.
FDIC—Federal	Deposit Insurance Corp.

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2009 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Short-Term Investment Securities:
Certificates of Deposit	$–	$15,500,897	$–	$15,500,897
Commercial Paper	–	8,000,000	–	8,000,000
U.S. Corporate Bonds & Notes	–	19,842,633	–	19,842,633
Medium Term Notes	–	6,769,908	–	6,769,908
U.S. Government Agencies	–	170,797,371	–	170,797,371
Repurchase Agreement	–	36,736,000	–	36,736,000

Total	$–	$257,646,809	$–	$257,646,809

See Notes to Financial Statements

VALIC Company II Small Cap Growth Fund

PORTFOLIO PROFILE — August 31, 2009 (Unaudited)

Industry Allocation*

Enterprise Software/Service	4.8%
Medical — Biomedical/Gene	4.7
Oil Companies — Exploration & Production	3.6
Time Deposits	3.3
Applications Software	3.1
Schools	2.8
Medical — Drugs	2.6
Medical Labs & Testing Services	2.6
Insurance — Property/Casualty	2.4
Footwear & Related Apparel	2.4
Retail — Apparel/Shoe	2.3
Transport — Truck	2.3
Medical Instruments	2.3
Recreational Centers	2.1
Internet Application Software	2.1
Telecom Services	1.8
Patient Monitoring Equipment	1.8
Commercial Services — Finance	1.7
Medical — HMO	1.6
Semiconductor Equipment	1.6
Retirement/Aged Care	1.6
Physical Therapy/Rehabilitation Centers	1.5
Therapeutics	1.5
Educational Software	1.5
Retail — Perfume & Cosmetics	1.4
Networking Products	1.4
Computers — Integrated Systems	1.4
Wireless Equipment	1.4
Computers — Periphery Equipment	1.4
Computer Services	1.3
Machinery — General Industrial	1.3
Diversified Manufacturing Operations	1.3
Consulting Services	1.2
Investment Management/Advisor Services	1.2
Building Products — Air & Heating	1.2
Building & Construction Products — Misc.	1.2
Electronic Components — Semiconductors	1.1
Decision Support Software	1.1
Finance — Investment Banker/Broker	1.0
Vitamins & Nutrition Products	1.0
Private Corrections	1.0
Medical Imaging Systems	1.0
Metal Processors & Fabrication	1.0
Machinery — Pumps	0.9
Aerospace/Defense — Equipment	0.9
Semiconductor Components — Integrated Circuits	0.9
Internet Security	0.9
Drug Delivery Systems	0.9
Entertainment Software	0.9
Consumer Products — Misc.	0.9
Chemicals — Diversified	0.8
Computer Aided Design	0.8
Machinery — Electrical	0.7
Distribution/Wholesale	0.7
Non — Hazardous Waste Disposal	0.7
Batteries/Battery Systems	0.7
Building Products — Cement	0.7
Satellite Telecom	0.7
Theaters	0.7
E-Marketing/Info	0.6
Internet Infrastructure Software	0.6
Retail — Appliances	0.6
Communications Software	0.6
Oil — Field Services	0.5
Medical — Outpatient/Home Medical	0.5
Power Converter/Supply Equipment	0.5
Medical Information Systems	0.5
Savings & Loans/Thrifts	0.5
Retail — Restaurants	0.5

Diagnostic Kits	0.5
Casino Hotels	0.4
Diagnostic Equipment	0.3
Pharmacy Services	0.2

100.5%

*	Calculated as a percentage of net assets

VALIC Company II Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009

Security Description	Shares	Market Value (Note 2)

COMMON STOCK — 97.2%
Aerospace/Defense - Equipment — 0.9%
HEICO Corp.	10,480	$388,389

Applications Software — 3.1%
NetSuite, Inc.†	40,250	551,827
Nuance Communications, Inc.†	62,690	772,968

		1,324,795

Batteries/Battery Systems — 0.7%
EnerSys†	14,900	296,361

Building & Construction Products - Misc. — 1.2%
Simpson Manufacturing Co., Inc.	8,670	222,819
Trex Co., Inc.†	14,000	266,140

		488,959

Building Products - Air & Heating — 1.2%
Lennox International, Inc.	13,650	489,762

Building Products - Cement — 0.7%
Eagle Materials, Inc.	11,200	294,896

Casino Hotels — 0.4%
Boyd Gaming Corp.†	16,500	169,620

Chemicals - Diversified — 0.8%
Innospec, Inc.	25,690	351,439

Commercial Services - Finance — 1.7%
Bankrate, Inc.†	10,300	293,447
Coinstar, Inc.†	5,300	174,953
Morningstar, Inc.†	6,090	269,787

		738,187

Communications Software — 0.6%
SolarWinds, Inc.†	12,520	233,623

Computer Aided Design — 0.8%
ANSYS, Inc.†	9,410	330,667

Computer Services — 1.3%
Syntel, Inc.	13,810	553,367

Computers - Integrated Systems — 1.4%
NCI, Inc.†	11,730	344,275
Riverbed Technology, Inc.†	12,500	241,000

		585,275

Computers - Periphery Equipment — 1.4%
Compellent Technologies Inc†	25,500	380,460
Synaptics, Inc.†	7,880	203,146

		583,606

Consulting Services — 1.2%
FTI Consulting, Inc.†	6,090	265,159
Watson Wyatt Worldwide, Inc., Class A	5,460	238,602

		503,761

Consumer Products - Misc. — 0.9%
Central Garden & Pet Co.†	31,000	376,340

Decision Support Software — 1.1%
MSCI, Inc., Class A†	15,450	454,539

Diagnostic Equipment — 0.3%
Hansen Medical, Inc.†	32,600	111,166

Diagnostic Kits — 0.5%
Meridian Bioscience, Inc.	8,020	193,282

Distribution/Wholesale — 0.7%
Beacon Roofing Supply, Inc.†	17,940	301,751

Security Description	Shares	Market Value (Note 2)

Diversified Manufacturing Operations — 1.3%
Carlisle Cos., Inc.	16,240	$535,758

Drug Delivery Systems — 0.9%
Nektar Therapeutics†	46,300	383,827

E - Marketing/Info — 0.6%
Digital River, Inc.†	7,790	275,143

Educational Software — 1.5%
Blackboard, Inc.†	17,940	617,315

Electronic Components - Semiconductors — 1.1%
Microsemi Corp.†	34,490	486,654

Enterprise Software/Service — 4.8%
Concur Technologies, Inc.†	5,800	205,088
MedAssets, Inc.†	35,650	796,064
Omnicell, Inc.†	46,560	511,229
Taleo Corp., Class A†	28,240	510,862

		2,023,243

Entertainment Software — 0.9%
Take - Two Interactive Software, Inc.	36,000	378,000

Finance - Investment Banker/Broker — 1.0%
Broadpoint Gleacher Securities, Inc.†	56,500	426,575

Footwear & Related Apparel — 2.4%
Iconix Brand Group, Inc.†	27,510	472,622
Skechers USA, Inc., Class A†	29,680	528,601

		1,001,223

Insurance - Property/Casualty — 2.4%
HCC Insurance Holdings, Inc.	11,740	310,406
ProAssurance Corp.†	7,000	367,500
Tower Group, Inc.	13,592	326,072

		1,003,978

Internet Application Software — 2.1%
Art Technology Group, Inc.†	130,600	527,624
DealerTrack Holdings, Inc.†	17,440	351,939

		879,563

Internet Infrastructure Software — 0.6%
F5 Networks, Inc.†	7,470	257,640

Internet Security — 0.9%
Sourcefire, Inc.†	20,220	384,180

Investment Management/Advisor Services — 1.2%
Affiliated Managers Group, Inc.†	4,530	295,945
Calamos Asset Management, Inc., Class A	18,370	207,214

		503,159

Machinery - Electrical — 0.7%
Baldor Electric Co.	11,160	313,261

Machinery - General Industrial — 1.3%
Wabtec Corp.	14,500	543,025

Machinery - Pumps — 0.9%
Graco, Inc.	15,900	399,249

Medical Imaging Systems — 1.0%
Vital Images, Inc.†	32,070	407,610

Medical Information Systems — 0.5%
athenahealth, Inc.†	5,180	208,391

Medical Instruments — 2.3%
Bruker BioSciences Corp.†	56,350	571,952
Thoratec Corp.†	15,520	407,245

		979,197

VALIC Company II Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Shares	Market Value (Note 2)

COMMON STOCK (continued)
Medical Labs & Testing Services — 2.6%
Genoptix, Inc.†	17,880	$512,977
ICON PLC ADR†	26,230	567,093

		1,080,070

Medical - Biomedical/Gene — 4.7%
Acorda Therapeutics, Inc.†	4,300	97,266
Alexion Pharmaceuticals, Inc.†	4,690	211,706
ARIAD Pharmaceuticals, Inc.†	69,800	152,862
Enzo Biochem, Inc.†	73,110	372,130
Exelixis, Inc.†	46,630	265,325
Halozyme Therapeutics, Inc.†	56,530	420,583
Human Genome Sciences, Inc.†	13,800	272,964
Incyte Corp.†	29,600	195,064

		1,987,900

Medical - Drugs — 2.6%
Cumberland Pharmaceuticals, Inc.†	25,200	421,848
Medivation, Inc.†	9,790	247,883
Myriad Pharmaceuticals, Inc.†	2,065	9,292
Sucampo Pharmaceuticals, Inc. Class A†	36,720	205,999
ViroPharma, Inc.†	29,600	236,800

		1,121,822

Medical - HMO — 1.6%
Health Net, Inc.†	23,200	355,424
Healthspring, Inc.†	25,730	340,408

		695,832

Medical - Outpatient/Home Medical — 0.5%
Gentiva Health Services, Inc.†	10,117	223,080

Metal Processors & Fabrication — 1.0%
Commercial Metals Co.	23,880	404,288

Networking Products — 1.4%
Infinera Corp.†	20	140
Switch & Data Facilities Co., Inc.†	43,080	585,457

		585,597

Non - Hazardous Waste Disposal — 0.7%
Waste Connections, Inc.†	10,900	298,115

Oil Companies - Exploration & Production — 3.6%
Comstock Resources, Inc.†	12,150	429,259
Concho Resources, Inc.†	12,440	405,420
Forest Oil Corp.†	23,090	362,975
Swift Energy Co.†	16,400	334,068

		1,531,722

Oil - Field Services — 0.5%
Oceaneering International, Inc.†	4,360	227,461

Patient Monitoring Equipment — 1.8%
Insulet Corp.†	37,590	346,204
Masimo Corp.†	16,345	410,586

		756,790

Pharmacy Services — 0.2%
Clarient, Inc.†	21,100	82,923

Physical Therapy/Rehabilitation Centers — 1.5%
Psychiatric Solutions, Inc.†	24,230	649,122

Power Converter/Supply Equipment — 0.5%
Energy Conversion Devices, Inc.†	5,630	63,000
Powell Industries, Inc.†	3,970	150,145

		213,145

Security Description	Shares	Market Value (Note 2)

Private Corrections — 1.0%
The Geo Group, Inc.†	22,320	$408,902

Recreational Centers — 2.1%
Life Time Fitness, Inc.†	29,080	904,970

Retail - Apparel/Shoe — 2.3%
J Crew Group, Inc.†	18,630	635,097
Lululemon Athletica, Inc.†	17,900	359,074

		994,171

Retail - Appliances — 0.6%
Hhgregg, Inc.†	14,300	247,104

Retail - Perfume & Cosmetics — 1.4%
Ulta Salon Cosmetics & Fragrance, Inc.†	52,390	603,533

Retail - Restaurants — 0.5%
The Cheesecake Factory, Inc.†	10,780	198,029

Retirement/Aged Care — 1.6%
Emeritus Corp.†	37,530	676,666

Satellite Telecom — 0.7%
DigitalGlobe, Inc.†	14,580	292,475

Savings & Loans/Thrifts — 0.5%
WSFS Financial Corp.	7,440	206,237

Schools — 2.8%
American Public Education, Inc.†	6,970	241,510
K12 ,Inc.†	9,500	195,605
Lincoln Educational Services Corp.†	34,010	754,342

		1,191,457

Semiconductor Components - Integrated Circuits — 0.9%
Hittite Microwave Corp.†	11,240	386,881

Semiconductor Equipment — 1.6%
Varian Semiconductor Equipment Associates, Inc.†	12,970	396,493
Verigy, Ltd.†	26,600	284,354

		680,847

Telecom Services — 1.8%
Cbeyond, Inc.†	19,540	280,594
Neutral Tandem, Inc.†	19,600	490,196

		770,790

Theaters — 0.7%
National CineMedia, Inc.	19,490	292,350

Therapeutics — 1.5%
BioMarin Pharmaceutical, Inc.†	18,290	301,236
Onyx Pharmaceuticals, Inc.†	5,100	163,557
Theravance, Inc.†	11,710	182,325

		647,118

Transport - Truck — 2.3%
Landstar System, Inc.	13,060	455,402
Marten Transport, Ltd.†	7,100	120,416
Old Dominion Freight Lines, Inc.†	11,370	406,819

		982,637

Vitamins & Nutrition Products — 1.0%
NBTY, Inc.†	11,180	414,331

Wireless Equipment — 1.4%
Viasat, Inc.†	24,140	584,912

Total Long-Term Investment Securities
(cost $40,440,366)		41,118,053

VALIC Company II Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount	Market Value (Note 2)

SHORT-TERM INVESTMENT SECURITIES — 3.3%
Time Deposits — 3.3%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 09/01/09 (cost $1,390,000)	$1,390,000	$1,390,000

TOTAL INVESTMENTS
(cost $41,830,366)(1)	100.5%	42,508,053
Liabilities in excess of other assets	(0.5)	(198,149)

NET ASSETS —	100.0%	$42,309,904

†	Non-income producing security
(1)	See Note 5 for cost of investments on a tax basis.

ADR—American Depository Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2009 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Long-Term Investment Securities:
Common Stock*	$41,118,053	$–	$–	$41,118,053
Short-Term Investment Securities:
Time Deposit	–	1,390,000	–	1,390,000

Total	$41,118,053	$1,390,000	$–	$42,508,053

*	All industries individually have an aggregate market value of less than 5% of net assets.

See Notes to Financial Statements

VALIC Company II Small Cap Value Fund

PORTFOLIO PROFILE — August 31, 2009 (Unaudited)

Industry Allocation*

Banks — Commercial	9.9%
Real Estate Investment Trusts	9.6
Electric — Integrated	3.5
Consumer Products — Misc.	3.1
Diversified Manufacturing Operations	2.8
Repurchase Agreements	2.8
Gas — Distribution	2.3
Insurance — Life/Health	2.3
Insurance — Property/Casualty	2.1
Retail — Apparel/Shoe	1.9
Oil — Field Services	1.6
Distribution/Wholesale	1.5
Commercial Services — Finance	1.4
Oil Companies — Exploration & Production	1.4
Insurance — Reinsurance	1.3
Data Processing/Management	1.3
Finance — Consumer Loans	1.2
Finance — Investment Banker/Broker	1.2
Metal Processors & Fabrication	1.2
Engineering/R&D Services	1.1
Chemicals — Specialty	1.1
Chemicals — Plastics	1.0
Airlines	1.0
Batteries/Battery Systems	1.0
Transport — Marine	1.0
Machinery — General Industrial	0.9
Containers — Paper/Plastic	0.9
Electronic Components — Misc.	0.9
Oil & Gas Drilling	0.9
Transport — Truck	0.9
Networking Products	0.8
Semiconductor Components — Integrated Circuits	0.8
Computer Aided Design	0.8
Commercial Services	0.8
Telecommunication Equipment	0.8
Enterprise Software/Service	0.8
Retail — Restaurants	0.7
Medical — HMO	0.7
Office Furnishings — Original	0.7
Toys	0.7
Auto/Truck Parts & Equipment — Original	0.7
Telephone — Integrated	0.7
Paper & Related Products	0.7
Investment Management/Advisor Services	0.7
Building & Construction Products — Misc.	0.7
Lasers — System/Components	0.7
Medical Products	0.6
Apparel Manufacturers	0.6
Medical — Drugs	0.6
Savings & Loans/Thrifts	0.6
Human Resources	0.6
Semiconductor Equipment	0.6
Insurance — Multi-line	0.6
Aerospace/Defense — Equipment	0.6
Machinery — Farming	0.6
Applications Software	0.6
Computers — Periphery Equipment	0.5
Pharmacy Services	0.5
Medical — Biomedical/Gene	0.5
Electronic Components — Semiconductors	0.5
Medical — Outpatient/Home Medical	0.5
Retail — Bookstores	0.5
United States Treasury Notes	0.4
Computer Services	0.4
Retail — Automobile	0.4
Food — Wholesale/Distribution	0.4
Industrial Automated/Robotic	0.4
Internet Infrastructure Software	0.4
Finance — Auto Loans	0.4

Financial Guarantee Insurance	0.4
Retail — Discount	0.4
Circuit Boards	0.3
Containers — Metal/Glass	0.3
Aerospace/Defense	0.3
Television	0.3
Food — Canned	0.3
Building Products — Air & Heating	0.3
Machinery — Material Handling	0.3
Footwear & Related Apparel	0.3
Retail — Hair Salons	0.3
Funeral Services & Related Items	0.3
Office Supplies & Forms	0.3
Chemicals — Diversified	0.3
Finance — Leasing Companies	0.3
Medical — Generic Drugs	0.3
Water	0.2
Telecom Services	0.2
Retail — Regional Department Stores	0.2
Home Furnishings	0.2
Satellite Telecom	0.2
Printing — Commercial	0.2
Retail — Leisure Products	0.2
Auto/Truck Parts & Equipment — Replacement	0.2
Rental Auto/Equipment	0.2
Rubber/Plastic Products	0.2
Internet Infrastructure Equipment	0.2
Medical Imaging Systems	0.2
Auto Repair Centers	0.2
Building Products — Light Fixtures	0.2
Steel Pipe & Tube	0.2
Finance — Credit Card	0.2
Recycling	0.2
Entertainment Software	0.2
Hotels/Motels	0.2
Retail — Home Furnishings	0.2
Retail — Perfume & Cosmetics	0.2
Computers — Memory Devices	0.2
Transport — Services	0.2
Therapeutics	0.2
Beverages — Non-alcoholic	0.2
Building Products — Doors & Windows	0.2
Web Hosting/Design	0.2
Publishing — Books	0.1
Web Portals/ISP	0.1
Multilevel Direct Selling	0.1
Multimedia	0.1
Research & Development	0.1
Linen Supply & Related Items	0.1
Radio	0.1
Retirement/Aged Care	0.1
Schools	0.1
Transport — Air Freight	0.1
Building & Construction — Misc.	0.1
Retail — Jewelry	0.1
Retail — Convenience Store	0.1
Platinum	0.1
E-Services/Consulting	0.1
Insurance Brokers	0.1
Retail — Toy Stores	0.1
Investment Companies	0.1
Gambling (Non-Hotel)	0.1
Pipelines	0.1
Non-Ferrous Metals	0.1
Leisure Products	0.1
Real Estate Operations & Development	0.1
Food — Misc.	0.1
Educational Software	0.1
Communications Software	0.1

VALIC Company II Small Cap Value Fund

PORTFOLIO PROFILE — August 31, 2009 (Unaudited) — (continued)

Industry Allocation* (continued)

Wire & Cable Products	0.1%
Oil Field Machinery & Equipment	0.1
Wireless Equipment	0.1

100.0%

*	Calculated as a percentage of net assets

VALIC Company II Small Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009

Security Description	Shares	Market Value (Note 2)

COMMON STOCK — 96.7%
Aerospace/Defense — 0.3%
Cubic Corp.	31,200	$1,108,224

Aerospace/Defense - Equipment — 0.6%
Orbital Sciences Corp.†	141,100	2,086,869

Airlines — 1.0%
Hawaiian Holdings, Inc.†	42,300	309,636
Republic Airways Holdings, Inc.†	79,000	727,590
Skywest, Inc.	158,700	2,451,915

		3,489,141

Apparel Manufacturers — 0.6%
Jones Apparel Group, Inc.	107,800	1,680,602
Maidenform Brands, Inc.†	33,300	537,462

		2,218,064

Applications Software — 0.5%
EPIQ Systems, Inc.†	116,600	1,747,834

Audio/Video Products — 0.0%
Audiovox Corp., Class A†	19,400	136,964

Auto Repair Centers — 0.2%
Midas, Inc.†	79,261	716,519

Auto/Truck Parts & Equipment - Original — 0.7%
ArvinMeritor, Inc.	146,900	1,073,839
Autoliv, Inc.	14,100	452,187
Modine Manufacturing Co.	59,100	500,577
Superior Industries International, Inc.	25,700	365,454

		2,392,057

Auto/Truck Parts & Equipment - Replacement — 0.2%
ATC Technology Corp.†	36,300	759,396

Banks - Commercial — 9.9%
1st Source Corp.	41,930	679,266
Alliance Financial Corp.	2,000	54,800
Bancfirst Corp.	34,200	1,251,036
Bank of Hawaii Corp.	70,700	2,789,115
Cardinal Financial Corp.	13,400	105,860
Cathay General Bancorp	65,200	602,448
Centerstate Banks of Florida, Inc.	24,600	205,656
Central Pacific Financial Corp.	113,000	314,140
Century Bancorp, Inc., Class A	1,500	35,475
Chemical Financial Corp.	31,300	655,109
Citizens Republic Bancorp†	135,200	101,400
City Holding Co.	75,200	2,394,368
Community Bank Systems, Inc.	59,000	1,051,970
Community Trust Bancorp, Inc.	49,600	1,327,296
Cullen/Frost Bankers, Inc.	19,800	975,744
F.N.B. Corp.	201,800	1,428,744
Financial Institutions, Inc.	26,000	314,600
First BanCorp Puerto Rico	75,700	241,483
First Citizens BancShares, Inc., Class A	3,800	525,996
First Community Bancshares, Inc.	18,900	236,628
First Financial Bancorp	96,000	810,240
First Financial Bankshares, Inc.	9,000	448,560
First Merchants Corp.	9,700	68,870
First South Bancorp, Inc.	9,300	113,925
FirstMerit Corp.	172,717	3,103,724
Fulton Financial Corp.	1,099	8,067
Guaranty Bancorp†	37,400	63,580
Heartland Financial USA, Inc.	23,700	354,789
Lakeland Bancorp, Inc.	45,762	405,451
Lakeland Financial Corp.	12,100	240,669
MB Financial, Inc.	16,700	231,295
Northrim BanCorp, Inc.	1,900	28,690

Security Description	Shares	Market Value (Note 2)

Banks - Commercial (continued)
Old National Bancorp	13,800	$146,832
Old Second Bancorp, Inc.	9,200	50,784
Pacific Capital Bancorp	42,400	103,032
Santander Bancorp†	28,000	256,200
SCBT Financial Corp.	7,760	199,044
Sierra Bancorp	7,300	93,294
Simmons First National Corp., Class A	41,900	1,180,323
Southwest Bancorp, Inc.	23,400	302,562
Suffolk Bancorp	7,000	202,650
Sun Bancorp, Inc.†	29,300	162,908
TCF Financial Corp.	171,600	2,361,216
The South Financial Group, Inc.	673,400	1,185,184
Tompkins Trustco, Inc.	15,280	667,736
UMB Financial Corp.	81,300	3,254,439
Umpqua Holdings Corp.	44,200	455,702
Washington Trust Bancorp, Inc.	28,400	495,580
Westamerica Bancorp	24,000	1,234,320
Whitney Holding Corp.	87,250	786,123

		34,306,923

Batteries/Battery Systems — 1.0%
EnerSys†	169,900	3,379,311

Beverages - Non - alcoholic — 0.2%
National Beverage Corp.†	52,100	528,294

Building & Construction Products - Misc. — 0.7%
Gibraltar Industries, Inc.	138,400	1,666,336
Interline Brands, Inc.†	14,500	242,295
NCI Building Systems, Inc.†	26,600	71,554
Trex Co., Inc.†	18,700	355,487

		2,335,672

Building & Construction - Misc. — 0.1%
Dycom Industries, Inc.†	32,800	368,016

Building Products - Air & Heating — 0.3%
Lennox International, Inc.	30,500	1,094,340

Building Products - Cement — 0.0%
US Concrete, Inc.†	69,300	107,415

Building Products - Doors & Windows — 0.2%
Quanex Building Products Corp.	39,150	527,351

Building Products - Light Fixtures — 0.2%
LSI Industries, Inc.	96,200	711,880

Building - Maintenance & Services — 0.0%
Integrated Electrical Services, Inc.†	15,200	126,768

Building - Residential/Commercial — 0.0%
Amrep Corp.†	6,500	76,505

Chemicals - Diversified — 0.3%
Innophos Holdings, Inc.	45,900	876,231

Chemicals - Plastics — 1.0%
A. Schulman, Inc.	14,600	293,314
PolyOne Corp.†	172,100	877,710
Spartech Corp.	206,700	2,385,318

		3,556,342

Chemicals - Specialty — 1.1%
H.B. Fuller Co.	141,400	2,791,236
ICO, Inc.†	28,300	116,030
Minerals Technologies, Inc.	6,500	291,460
Zep, Inc.	29,450	470,611

		3,669,337

VALIC Company II Small Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Shares	Market Value (Note 2)

COMMON STOCK (continued)
Circuit Boards — 0.3%
DDi Corp.†	400	$1,624
Park Electrochemical Corp.	54,100	1,165,314

		1,166,938

Coal — 0.0%
Westmoreland Coal Co.†	6,500	55,250

Commerce — 0.0%
i2 Technologies, Inc.†	4,500	67,500

Commercial Services — 0.8%
Alliance Data Systems Corp.†	2,500	138,900
ICT Group, Inc.†	6,700	73,700
PHH Corp.†	115,500	2,455,530

		2,668,130

Commercial Services - Finance — 1.4%
Advance America Cash Advance Centers, Inc.	23,900	137,186
Coinstar, Inc.†	11,400	376,314
Deluxe Corp.	140,800	2,352,768
Dollar Financial Corp.†	95,648	1,667,145
Global Cash Access Holdings, Inc.†	15,000	108,750
Jackson Hewitt Tax Service, Inc.	53,200	297,388

		4,939,551

Communications Software — 0.1%
SolarWinds, Inc.†	11,900	222,054

Computer Aided Design — 0.8%
Aspen Technology, Inc.†	277,700	2,777,000

Computer Services — 0.4%
CIBER, Inc.†	114,600	446,940
COMSYS IT Partners, Inc.†	20,200	151,096
Unisys Corp.†	294,500	718,580

		1,316,616

Computers - Integrated Systems — 0.0%
Agilysys, Inc.	3,900	24,726

Computers - Memory Devices — 0.2%
Imation Corp.	35,900	308,740
Quantum Corp.†	1,400	1,722
Silicon Storage Technology, Inc.†	155,500	284,565

		595,027

Computers - Periphery Equipment — 0.5%
Electronics for Imaging, Inc.†	168,200	1,789,648

Consumer Products - Misc. — 3.1%
American Greetings Corp., Class A	203,300	2,823,837
Blyth, Inc.	46,600	2,120,300
Central Garden and Pet Co., Class A†	81,100	892,100
Helen of Troy, Ltd.†	83,600	1,807,432
Jarden Corp.†	30,700	747,545
Prestige Brands Holdings, Inc.†	177,600	1,316,016
Tupperware Brands Corp.	28,300	1,046,817

		10,754,047

Containers - Metal/Glass — 0.3%
Silgan Holdings, Inc.	23,300	1,132,846

Containers - Paper/Plastic — 0.9%
Rock - Tenn Co., Class A	61,900	3,174,851

Data Processing/Management — 1.3%
Acxiom Corp.†	140,700	1,283,184
CSG Systems International, Inc.†	165,500	2,494,085
Fair Isaac Corp.	28,600	637,780

		4,415,049

Security Description	Shares	Market Value (Note 2)

Distribution/Wholesale — 1.5%
BlueLinx Holdings, Inc.†	18,600	$100,998
Houston Wire & Cable Co.	4,800	55,248
Tech Data Corp.†	40,900	1,558,290
United Stationers, Inc.†	27,900	1,274,751
WESCO International, Inc.†	94,000	2,258,820

		5,248,107

Diversified Manufacturing Operations — 2.8%
Acuity Brands, Inc.	59,000	1,894,490
GenTek, Inc.†	9,400	257,842
GP Strategies Corp.†	125	919
Koppers Holdings, Inc.	33,000	900,900
Leggett & Platt, Inc.	145,000	2,646,250
Standex International Corp.	43,100	737,441
Teleflex, Inc.	33,700	1,526,610
Tredegar Corp.	121,200	1,815,576

		9,780,028

E - Services/Consulting — 0.1%
Perficient, Inc.†	42,100	326,696

Educational Software — 0.1%
Rosetta Stone, Inc.†	10,200	224,910

Electric - Distribution — 0.0%
Florida Public Utilities Co.	2,100	26,460

Electric - Integrated — 3.5%
Avista Corp.	178,800	3,490,176
Black Hills Corp.	34,600	885,068
El Paso Electric Co.†	154,000	2,608,760
NorthWestern Corp.	146,600	3,516,934
Unisource Energy Corp.	52,600	1,538,024

		12,038,962

Electronic Components - Misc. — 0.9%
Benchmark Electronics, Inc.†	55,100	903,640
CTS Corp.	43,500	385,410
Methode Electronics, Inc.	115,400	995,902
OSI Systems, Inc.†	13,200	222,684
Stoneridge, Inc.†	24,200	128,744
Technitrol, Inc.	61,000	502,640

		3,139,020

Electronic Components - Semiconductors — 0.5%
DSP Group, Inc.†	57,200	451,880
Lattice Semiconductor Corp.†	160,000	393,600
MIPS Technologies, Inc.†	52,700	184,977
Semtech Corp.†	28,100	513,387
Zoran Corp.†	6,800	75,140

		1,618,984

Energy - Alternate Sources — 0.0%
Headwaters, Inc.†	28,500	109,440

Engineering/R&D Services — 1.1%
EMCOR Group, Inc.†	158,500	3,672,445

Enterprise Software/Service — 0.8%
MedAssets, Inc.†	18,200	406,406
MicroStrategy, Inc., Class A†	19,100	1,179,425
Open Text Corp.†	4,022	141,454
Sybase, Inc.†	25,500	888,675

		2,615,960

Entertainment Software — 0.2%
Take - Two Interactive Software, Inc.	64,200	674,100

VALIC Company II Small Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Shares	Market Value (Note 2)

COMMON STOCK (continued)
Finance - Auto Loans — 0.4%
AmeriCredit Corp.†	54,900	$947,574
Credit Acceptance Corp.†	10,026	305,893

		1,253,467

Finance - Consumer Loans — 1.2%
Ocwen Financial Corp.†	71,400	738,990
World Acceptance Corp.†	132,000	3,435,960

		4,174,950

Finance - Credit Card — 0.2%
Compucredit Holdings Corp.†	156,900	685,653

Finance - Investment Banker/Broker — 1.2%
Investment Technology Group, Inc.†	44,200	1,089,088
Oppenheimer Holdings, Inc.	28,900	746,198
Piper Jaffray Cos., Inc.†	44,800	2,270,464

		4,105,750

Finance - Leasing Companies — 0.3%
Financial Federal Corp.	36,800	861,856

Financial Guarantee Insurance — 0.4%
Ambac Financial Group, Inc.	86,700	152,592
MGIC Investment Corp.†	97,900	795,927
PMI Group, Inc.	90,200	301,268

		1,249,787

Food - Canned — 0.3%
Del Monte Foods Co.	104,900	1,100,401

Food - Misc. — 0.1%
M&F Worldwide Corp.†	11,600	227,592

Food - Wholesale/Distribution — 0.4%
Nash Finch Co.	47,600	1,291,864

Footwear & Related Apparel — 0.3%
Timberland Co., Class A†	47,200	611,712
Wolverine World Wide, Inc.	15,700	391,087

		1,002,799

Funeral Services & Related Items — 0.3%
Stewart Enterprises, Inc., Class A	171,700	911,727

Gambling (Non - Hotel) — 0.1%
Isle of Capri Casinos, Inc.†	26,200	268,026

Gas - Distribution — 2.3%
National Fuel Gas Co.	4,500	201,105
New Jersey Resources Corp.	36,500	1,341,375
Nicor, Inc.	105,900	3,835,698
Piedmont Natural Gas, Inc.	22,000	528,440
Southwest Gas Corp.	77,800	1,894,430
UGI Corp.	5,900	150,509

		7,951,557

Home Furnishings — 0.2%
Furniture Brands International, Inc.†	73,800	412,542
Tempur - Pedic International, Inc.†	26,600	393,680

		806,222

Hotel/Motels — 0.2%
Wyndham Worldwide Corp.	44,300	671,145

Human Resources — 0.6%
Emergency Medical Services Corp., Class A†	9,800	444,430
Kforce, Inc.†	42,200	472,640
MPS Group, Inc.†	31,400	309,604
Spherion Corp.††	167,000	905,140

		2,131,814

Security Description	Shares	Market Value (Note 2)

Identification Systems — 0.0%
Checkpoint Systems, Inc.†	1,900	$31,673

Industrial Automated/Robotic — 0.4%
Cognex Corp.	80,400	1,288,008

Insurance Brokers — 0.1%
Crawford & Co., Class B†	69,200	320,396

Insurance - Life/Health — 2.3%
American Equity Investment Life Holding Co.	344,900	2,783,343
Conseco, Inc.†	213,200	914,628
Delphi Financial Group, Inc., Class A	112,750	2,634,967
FBL Financial Group, Inc., Class A	12,000	204,000
StanCorp Financial Group, Inc.	33,300	1,260,405

		7,797,343

Insurance - Multi - line — 0.6%
Horace Mann Educators Corp.	171,100	2,095,975

Insurance - Property/Casualty — 2.1%
Arch Capital Group, Ltd.†	17,400	1,130,478
First Mercury Financial Corp.	18,300	265,167
Harleysville Group, Inc.	87,300	2,829,393
Meadowbrook Insurance Group, Inc.	52,600	419,222
PMA Capital Corp., Class A†	42,000	231,420
ProAssurance Corp.†	30,000	1,575,000
Selective Insurance Group, Inc.	49,700	845,894

		7,296,574

Insurance - Reinsurance — 1.3%
Aspen Insurance Holdings, Ltd.	14,000	355,600
Axis Capital Holdings, Ltd.	33,500	1,021,080
Platinum Underwriters Holdings, Ltd.	86,500	3,135,625

		4,512,305

Internet Application Software — 0.0%
S1 Corp.†	24,200	152,218

Internet Infrastructure Equipment — 0.2%
Avocent Corp.†	45,200	737,664

Internet Infrastructure Software — 0.4%
TIBCO Software, Inc.†	145,200	1,287,924

Investment Companies — 0.1%
PennyMac Mortgage Investment Trust†	15,700	310,075

Investment Management/Advisor Services — 0.7%
Affiliated Managers Group, Inc.†	20,500	1,339,265
Federated Investors, Inc., Class B	16,200	425,250
Janus Capital Group, Inc.	34,900	443,928
Pzena Investment Management, Inc., Class A	19,900	136,514

		2,344,957

Lasers - System/Components — 0.7%
Coherent, Inc.†	101,500	2,269,540
Newport Corp.†	3,500	24,815

		2,294,355

Leisure Products — 0.1%
Brunswick Corp.	27,500	255,475

Linen Supply & Related Items — 0.1%
G&K Services, Inc., Class A	18,600	437,100

Machinery - Farming — 0.6%
AGCO Corp.†	66,300	2,071,212

VALIC Company II Small Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Shares	Market Value (Note 2)

COMMON STOCK (continued)
Machinery - General Industrial — 0.9%
Applied Industrial Technologies, Inc.	81,400	$1,679,282
Wabtec Corp.	41,500	1,554,175

		3,233,457

Machinery - Material Handling — 0.3%
NACCO Industries, Inc., Class A	17,700	1,035,450

Machinery - Pumps — 0.0%
Tecumseh Products Co., Class A†	12,400	112,220

Medical Imaging Systems — 0.2%
Vital Images, Inc.†	57,200	727,012

Medical Information Systems — 0.0%
Medidata Solutions, Inc.†	8,700	137,982

Medical Products — 0.6%
Cantel Medical Corp.†	9,100	122,304
Invacare Corp.	97,000	2,101,020

		2,223,324

Medical - Biomedical/Gene — 0.5%
Arena Pharmaceuticals, Inc.†	39,300	182,745
ARIAD Pharmaceuticals, Inc.†	82,900	181,551
Arqule, Inc.†	38,100	206,502
Halozyme Therapeutics, Inc.†	18,700	139,128
Harvard Bioscience, Inc.†	37,600	127,088
Incyte Corp.†	42,500	280,075
InterMune, Inc.†	7,200	109,296
Protalix BioTherapeutics, Inc.†	37,200	238,080
Seattle Genetics, Inc.†	21,300	260,925

		1,725,390

Medical - Drugs — 0.6%
Auxilium Pharmaceuticals, Inc.†	7,050	202,969
Cumberland Pharmaceuticals, Inc.†	31,000	518,940
Pharmasset, Inc.†	24,500	452,270
PharMerica Corp.†	25,600	513,280
Rigel Pharmaceuticals, Inc.†	36,200	255,210
Valeant Pharmaceuticals International†	5,700	147,573
XenoPort, Inc.†	7,000	127,610

		2,217,852

Medical - Generic Drugs — 0.3%
Perrigo Co.	29,100	859,032

Medical - HMO — 0.7%
Magellan Health Services, Inc.†	78,700	2,525,483

Medical - Outpatient/Home Medical — 0.5%
Gentiva Health Services, Inc.†	73,300	1,616,265

Metal Processors & Fabrication — 1.2%
Ampco - Pittsburgh Corp.	28,900	690,132
CIRCOR International, Inc.	9,600	247,776
Mueller Industries, Inc.	13,600	328,984
Worthington Industries, Inc.	205,600	2,707,752

		3,974,644

Metal - Iron — 0.1%
Globe Specialty Metals, Inc.†	32,100	262,899

Multilevel Direct Selling — 0.1%
Nu Skin Enterprises, Inc., Class A	27,400	472,650

Multimedia — 0.1%
Journal Communications, Inc., Class A	125,300	463,610

Security Description	Shares	Market Value (Note 2)

Networking Products — 0.8%
3Com Corp.†	318,200	$1,384,170
Black Box Corp.	55,800	1,397,232
LogMeIn, Inc.†	7,600	123,880

		2,905,282

Office Furnishings - Original — 0.7%
HNI Corp.	61,000	1,310,280
Knoll, Inc.	28,300	272,529
Steelcase, Inc., Class A	131,000	818,750

		2,401,559

Office Supplies & Forms — 0.3%
ACCO Brands Corp.†	99,800	558,880
The Standard Register Co.	78,800	340,416

		899,296

Oil & Gas Drilling — 0.9%
Hercules Offshore, Inc.†	678,100	3,119,260

Oil Companies - Exploration & Production — 1.4%
Brigham Exploration Co.†	6,400	41,920
Delta Petroleum Corp.†	14,700	26,460
Endeavour International Corp.†	188,600	209,346
Gulfport Energy Corp.†	2,800	21,000
Mariner Energy, Inc.†	37,591	455,979
PrimeEnergy Corp.†	600	16,428
Stone Energy Corp.†	85,900	1,096,084
Swift Energy Co.†	25,900	527,583
Vaalco Energy, Inc.	238,200	1,124,304
W&T Offshore, Inc.	143,100	1,413,828

		4,932,932

Oil Field Machinery & Equipment — 0.1%
Complete Production Services, Inc.†	19,600	176,400

Oil - Field Services — 1.6%
Cal Dive International, Inc.†	103,200	1,076,376
Helix Energy Solutions Group, Inc.†	71,600	837,720
Key Energy Services, Inc.†	517,800	3,702,270

		5,616,366

Paper & Related Products — 0.7%
Buckeye Technologies, Inc.†	167,600	1,689,408
Neenah Paper, Inc.	58,900	668,515

		2,357,923

Pharmacy Services — 0.5%
Omnicare, Inc.	76,600	1,753,374

Pipelines — 0.1%
ONEOK, Inc.	7,900	267,652

Platinum — 0.1%
Stillwater Mining Co.†	53,600	343,576

Printing - Commercial — 0.2%
Valassis Communications, Inc.†	51,000	800,700

Publishing - Books — 0.1%
John Wiley & Sons, Inc., Class A	15,500	497,085

Radio — 0.1%
Cumulus Media, Inc., Class A†	111,500	154,985
Entercom Communications Corp., Class A†	56,200	274,818

		429,803

VALIC Company II Small Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Shares	Market Value (Note 2)

COMMON STOCK (continued)
Real Estate Investment Trusts — 9.6%
Anworth Mortgage Asset Corp.	255,800	$1,915,942
Apartment Investment & Management Co., Class A	101,603	1,236,508
Ashford Hospitality Trust, Inc.	122,100	376,068
Brandywine Realty Trust	19,146	203,139
CBL & Associates Properties, Inc.	90,100	844,237
Cypress Sharpridge Investments, Inc.†	25,400	355,600
DCT Industrial Trust, Inc.	265,300	1,400,784
Developers Diversified Realty Corp.	165,900	1,300,656
DiamondRock Hospitality Co.†	125,100	856,935
Dupont Fabros Technology, Inc.	22,300	291,684
Education Realty Trust, Inc.	110,200	644,670
Home Properties, Inc.	45,800	1,739,026
Hospitality Properties Trust	81,000	1,475,820
Invesco Mortgage Capital, Inc.†	8,100	162,891
LaSalle Hotel Properties	41,400	685,170
Lexington Realty Trust	356,157	1,659,692
LTC Properties, Inc.	104,000	2,648,880
MFA Mtg. Investments, Inc.	380,200	3,011,184
Mission West Properties, Inc.	95,500	658,950
Pennsylvania Real Estate Investment Trust	6,000	39,780
PS Business Parks, Inc.	68,400	3,620,412
Ramco - Gershenson Properties Trust	104,200	1,096,184
Senior Housing Properties Trust	109,800	2,202,588
Strategic Hotels & Resorts, Inc.	44,100	60,417
Sunstone Hotel Investors, Inc.	224,072	1,402,691
Taubman Centers, Inc.	52,000	1,646,840
Universal Health Realty Income Trust	44,200	1,484,678

		33,021,426

Real Estate Operations & Development — 0.1%
Government Properties Income Trust†	11,100	236,763

Recycling — 0.2%
Metalico, Inc.†	166,900	677,614

Rental Auto/Equipment — 0.2%
Electro Rent Corp.	17,800	181,382
Rent - A - Center, Inc.†	28,900	570,197

		751,579

Research & Development — 0.1%
Kendle International, Inc.†	33,900	445,446

Retail - Apparel/Shoe — 1.9%
Cache, Inc.†	66,900	349,887
Cato Corp., Class A	29,600	505,568
Charlotte Russe Holding, Inc.†	99,900	1,737,261
Charming Shoppes, Inc.†	297,200	1,557,328
Pacific Sunwear of California, Inc.†	191,800	847,756
The Children’s Place Retail Stores, Inc.†	26,800	812,844
The Finish Line, Inc., Class A	106,100	875,325

		6,685,969

Retail - Automobile — 0.4%
Sonic Automotive, Inc.	102,000	1,307,640

Retail - Bookstores — 0.5%
Barnes & Noble, Inc.	49,800	1,030,362
Borders Group, Inc.†	166,000	526,220

		1,556,582

Retail - Convenience Store — 0.1%
The Pantry, Inc.†	23,100	349,965

Security Description	Shares	Market Value (Note 2)

Retail - Discount — 0.4%
Big Lots, Inc.†	23,700	$602,454
Fred’s, Inc.	48,000	627,840

		1,230,294

Retail - Hair Salons — 0.3%
Regis Corp.	59,300	959,474

Retail - Home Furnishings — 0.2%
Haverty Furniture Cos., Inc.†	57,500	671,025

Retail - Jewelry — 0.1%
Signet Jewelers, Ltd.	14,500	351,335

Retail - Leisure Products — 0.2%
MarineMax, Inc.†	111,800	788,190

Retail - Perfume & Cosmetics — 0.2%
Sally Beauty Holdings, Inc.†	93,700	666,207

Retail - Regional Department Stores — 0.2%
Dillard’s, Inc., Class A	72,300	824,943

Retail - Restaurants — 0.7%
Denny’s Corp.†	270,700	690,285
O’Charley’s, Inc.	117,300	897,345
Ruby Tuesday, Inc.†	84,000	613,200
Ruth’s Chris Steak House, Inc.†	90,100	356,796

		2,557,626

Retail - Toy Stores — 0.1%
Build - A - Bear Workshop, Inc.†	67,700	316,159

Retirement/Aged Care — 0.1%
Brookdale Senior Living, Inc.	25,300	402,017

Rubber/Plastic Products — 0.2%
Myers Industries, Inc.	72,900	747,225

Satellite Telecom — 0.2%
DigitalGlobe, Inc.†	40,000	802,400

Savings & Loans/Thrifts — 0.6%
Astoria Financial Corp.	81,500	839,450
First Financial Holdings, Inc.	10,600	190,164
First Niagara Financial Group, Inc.	61,400	803,112
Waterstone Financial, Inc.†	11,300	54,240
WSFS Financial Corp.	9,900	274,428

		2,161,394

Schools — 0.1%
Bridgepoint Education, Inc.†	21,800	400,466

Seismic Data Collection — 0.0%
T.G.C. Industries, Inc.†	28,700	110,782

Semiconductor Components - Integrated Circuits — 0.8%
Cirrus Logic, Inc.†	354,500	1,758,320
Emulex Corp.†	60,500	586,245
Integrated Device Technology, Inc.†	75,500	515,665

		2,860,230

Semiconductor Equipment — 0.6%
Brooks Automation, Inc.†	71,800	466,700
Cohu, Inc.	29,900	354,913
Novellus Systems, Inc.†	60,600	1,161,096
Rudolph Technologies, Inc.†	20,200	129,684

		2,112,393

VALIC Company II Small Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Shares	Market Value (Note 2)

COMMON STOCK (continued)
Software Tools — 0.0%
Emdeon, Inc. Class A†	9,100	$158,704

Steel Pipe & Tube — 0.2%
Mueller Water Products, Inc., Class A	152,400	701,040

Telecom Services — 0.2%
Consolidated Communications Holdings, Inc.	17,485	246,538
RCN Corp.†	62,800	588,436

		834,974

Telecommunication Equipment — 0.8%
Arris Group, Inc.†	100,800	1,336,608
CommScope, Inc.†	48,900	1,318,344

		2,654,952

Telephone - Integrated — 0.7%
CenturyTel, Inc.	36,000	1,160,280
Frontier Communications Corp.	171,756	1,221,185

		2,381,465

Television — 0.3%
Belo Corp., Class A	102,000	340,680
Sinclair Broadcast Group, Inc., Class A	270,900	766,647

		1,107,327

Theaters — 0.0%
Carmike Cinemas, Inc.†	7,000	70,980

Therapeutics — 0.2%
Cypress Bioscience, Inc.†	20,800	144,768
Nabi Biopharmaceuticals†	28,700	87,535
Onyx Pharmaceuticals, Inc.†	10,300	330,321

		562,624

Toys — 0.7%
Hasbro, Inc.	60,800	1,726,112
Jakks Pacific, Inc.†	50,400	675,360

		2,401,472

Transport - Air Freight — 0.1%
Atlas Air Worldwide Holdings, Inc.†	15,400	384,076

Transport - Marine — 1.0%
Frontline, Ltd.	12,700	282,829
General Maritime Corp.	42,626	338,877
Horizon Lines, Inc., Class A	257,800	1,397,276
International Shipholding Corp.	30,000	899,400
Overseas Shipholding Group, Inc.	12,900	456,273

		3,374,655

Transport - Services — 0.2%
Pacer International, Inc.	136,300	564,282

Security Description	Shares/ Principal Amount	Market Value (Note 2)

Transport - Truck — 0.9%
Arkansas Best Corp.	29,700	$947,430
Celadon Group, Inc.†	25,900	253,561
Heartland Express, Inc.	20,700	293,112
Saia, Inc.†	43,100	762,870
Werner Enterprises, Inc.	39,200	685,216

		2,942,189

Water — 0.2%
American Water Works Co.	11,200	225,120
California Water Service Group	16,600	617,852

		842,972

Web Hosting/Design — 0.2%
Web.Com Group, Inc.†	93,900	512,694

Web Portals/ISP — 0.1%
United Online, Inc.	68,800	481,600

Wire & Cable Products — 0.1%
Insteel Industries, Inc.	18,000	205,560

Wireless Equipment — 0.1%
InterDigital, Inc.†	8,400	176,064

Total Common Stock
(cost $364,514,823)		334,262,914

U.S. GOVERNMENT TREASURIES — 0.5%
United States Treasury Notes — 0.5%
3.13% due 11/30/09(1) (cost $1,539,201)	$1,505,000	1,515,758

Total Long-Term Investment Securities
(cost $366,054,024)		335,778,672

REPURCHASE AGREEMENT — 2.8%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 08/31/09, to be repurchased 09/01/09 in the amount of $9,715,000 and collateralized by $10,015,000 of United States Treasury Bills, bearing interest at 0.15% due 12/31/09 and having approximate value of $10,008,991 (cost $9,715,000)	9,715,000	9,715,000

TOTAL INVESTMENTS
(cost $375,769,024)(2)	100.0%	345,493,672
Other assets less liabilities	0.0	57,732

NET ASSETS —	100.0%	$345,551,404

†	Non-income producing security
(1)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)	See Note 5 for cost of investments on a tax basis.

Open Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Market Value at Trade Date	Market Value as of August 31, 2009	Unrealized Appreciation (Depreciation)
186	Long	Russell 2000 Mini Index	September 2009	$9,843,631	$10,633,620	$789,989

VALIC Company II Small Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2009 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Long-Term Investment Securities:
Common Stock:
Banks — Commercial	$34,306,923	$–	$–	$34,306,923
Real Estate Investment Trust	33,021,426	–	–	33,021,426
Other Industries*	266,934,565	–	–	266,934,565
U.S. Government Treasuries	1,515,758	–	–	1,515,758
Repurchase Agreement	–	9,715,000	–	9,715,000
Other Financial Instruments:†
Futures Contracts — Appreciation	789,989	–	–	789,989

Total	$336,568,661	$9,715,000	$–	$346,283,661

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets.
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements

VALIC Company II Socially Responsible Fund

PORTFOLIO PROFILE — August 31, 2009 (Unaudited)

Industry Allocation*

Medical — Drugs	7.0%
Diversified Banking Institutions	5.9
Computers	4.9
Oil Companies — Exploration & Production	4.6
Commercial Paper	3.7
Applications Software	3.2
Multimedia	2.9
Wireless Equipment	2.4
Medical — Biomedical/Gene	2.4
Retail — Drug Store	2.3
Networking Products	2.3
Industrial Gases	2.2
Medical Instruments	2.2
Beverages — Non-alcoholic	2.2
Oil — Field Services	2.0
Enterprise Software/Service	2.0
Food — Misc.	1.9
Web Portals/ISP	1.9
Telephone — Integrated	1.8
Retail — Discount	1.8
Retail — Restaurants	1.8
Pipelines	1.8
Banks — Super Regional	1.8
Electric — Integrated	1.7
Commercial Services — Finance	1.7
Consumer Products — Misc.	1.6
Cosmetics & Toiletries	1.5
Diversified Manufacturing Operations	1.4
Insurance — Property/Casualty	1.4
Oil Companies — Integrated	1.4
Banks — Fiduciary	1.4
Transport — Rail	1.2
Medical — HMO	1.2
Insurance — Multi-line	1.1
Machinery — Construction & Mining	0.9
Metal Processors & Fabrication	0.9
Real Estate Investment Trusts	0.9
Retail — Building Products	0.8
Semiconductor Equipment	0.8
Finance — Credit Card	0.8
Athletic Footwear	0.7
Insurance — Life/Health	0.7
Machinery — Farming	0.6
Repurchase Agreements	0.6
Food — Wholesale/Distribution	0.6
Medical Products	0.6
U.S. Government Treasuries	0.5
Auto — Heavy Duty Trucks	0.5
Computers — Memory Devices	0.5
Telecom Equipment — Fiber Optics	0.5
Pharmacy Services	0.5
Metal — Copper	0.4
Investment Management/Advisor Services	0.4
Finance — Other Services	0.4
Gas — Distribution	0.4
Food — Retail	0.4
Finance — Investment Banker/Broker	0.3
Agricultural Operations	0.3
Insurance Brokers	0.3
Cable/Satellite TV	0.3
Transport — Services	0.3
Computer Services	0.3
Chemicals — Specialty	0.3
E-Commerce/Services	0.3
Electric — Generation	0.3
Electronic Components — Semiconductors	0.3
E-Commerce/Products	0.2
Engineering/R&D Services	0.2
Banks — Commercial	0.2

Engines — Internal Combustion	0.2
Containers — Metal/Glass	0.2
Retail — Regional Department Stores	0.2
Oil Field Machinery & Equipment	0.2
Agricultural Chemicals	0.2
Oil & Gas Drilling	0.2
Independent Power Producers	0.1
Medical — Wholesale Drug Distribution	0.1
Airlines	0.1
Distribution/Wholesale	0.1
Medical — Generic Drugs	0.1
Retail — Consumer Electronics	0.1
Retail — Office Supplies	0.1
Coatings/Paint	0.1
Advertising Agencies	0.1
Retail — Major Department Stores	0.1
Quarrying	0.1
Retail — Apparel/Shoe	0.1

100.0%

*	Calculated as a percentage of net assets

VALIC Company II Socially Responsible Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009

Security Description	Shares	Market Value (Note 2)

COMMON STOCK — 95.2%
Advertising Agencies — 0.1%
Omnicom Group, Inc.	15,623	$567,427

Agricultural Chemicals — 0.2%
The Mosaic Co.	21,187	1,026,934

Agricultural Operations — 0.3%
Archer - Daniels - Midland Co.	80,182	2,311,647

Airlines — 0.1%
Southwest Airlines Co.	109,097	892,413

Applications Software — 3.2%
Microsoft Corp.	846,055	20,855,256

Athletic Footwear — 0.7%
NIKE, Inc., Class B	85,950	4,760,770

Auto - Heavy Duty Trucks — 0.5%
PACCAR, Inc.	93,178	3,370,248

Banks - Commercial — 0.2%
BB&T Corp.	41,107	1,148,530
Regions Financial Corp.	61,886	362,652

		1,511,182

Banks - Fiduciary — 1.4%
State Street Corp.	60,350	3,167,168
The Bank of New York Mellon Corp.	193,211	5,720,978

		8,888,146

Banks - Super Regional — 1.8%
Capital One Financial Corp.	50,968	1,900,597
PNC Financial Services Group, Inc.	47,682	2,030,776
SunTrust Banks, Inc.	49,269	1,151,417
US Bancorp	293,950	6,649,149

		11,731,939

Beverages - Non - alcoholic — 2.2%
The Coca - Cola Co.	291,455	14,214,260

Cable/Satellite TV — 0.3%
The DIRECTV Group, Inc.†	85,796	2,124,309

Chemicals - Specialty — 0.3%
Ecolab, Inc.	46,285	1,957,393

Coatings/Paint — 0.1%
The Sherwin — Williams Co.	9,810	590,562

Commercial Services - Finance — 1.7%
Automatic Data Processing, Inc.	148,160	5,681,936
Mastercard, Inc., Class A	8,640	1,750,723
Paychex, Inc.	25,968	734,635
The Western Union Co.	67,173	1,211,801
Visa, Inc., Class A	23,219	1,650,871

		11,029,966

Computer Services — 0.3%
Accenture, Ltd., Class A	60,562	1,998,546

Computers — 4.9%
Apple, Inc.†	83,477	14,041,666
Dell, Inc.†	188,070	2,977,148
Hewlett - Packard Co.	340,433	15,282,038

		32,300,852

Computers - Memory Devices — 0.5%
EMC Corp.†	196,488	3,124,159
Seagate Technology(1)(2)(3)	510	0

		3,124,159

Security Description	Shares	Market Value (Note 2)

Consumer Products - Misc. — 1.6%
Clorox Co.	16,554	$978,176
Kimberly - Clark Corp.	153,402	9,274,685

		10,252,861

Containers - Metal/Glass — 0.2%
Ball Corp.	15,133	733,345
Owens - Illinois, Inc.†	14,999	509,066

		1,242,411

Cosmetics & Toiletries — 1.5%
Colgate - Palmolive Co.	137,897	10,025,112

Distribution/Wholesale — 0.1%
Genuine Parts Co.	9,600	355,584
WW Grainger, Inc.	5,952	520,621

		876,205

Diversified Banking Institutions — 5.9%
Bank of America Corp.(4)	756,088	13,299,588
Citigroup, Inc.(4)	1,193,929	5,969,645
JPMorgan Chase & Co.	446,396	19,400,370

		38,669,603

Diversified Manufacturing Operations — 1.4%
Cooper Industries, Ltd., Class A	63,329	2,042,360
Danaher Corp.	123,481	7,496,532

		9,538,892

E - Commerce/Products — 0.2%
Amazon.com, Inc.†	20,397	1,656,032

E - Commerce/Services — 0.3%
eBay, Inc.†	85,055	1,883,118

Electric - Generation — 0.3%
The AES Corp.†	131,997	1,804,399

Electric - Integrated — 1.7%
Allegheny Energy, Inc.	95,467	2,521,283
Northeast Utilities	118,838	2,827,156
NSTAR	50,039	1,583,234
Pepco Holdings, Inc.	241,059	3,454,376
TECO Energy, Inc.	52,375	697,635

		11,083,684

Electronic Components - Semiconductors — 0.3%
Broadcom Corp., Class A†	62,501	1,778,153

Engineering/R&D Services — 0.2%
Fluor Corp.	22,195	1,174,115
Jacobs Engineering Group, Inc.†	9,213	405,188

		1,579,303

Engines - Internal Combustion — 0.2%
Cummins, Inc.	28,112	1,274,036

Enterprise Software/Service — 2.0%
Oracle Corp.	600,945	13,142,667

Finance - Credit Card — 0.8%
American Express Co.	149,746	5,064,410

Finance - Investment Banker/Broker — 0.3%
The Charles Schwab Corp.	128,184	2,315,003

Finance - Other Services — 0.4%
CME Group, Inc.	6,527	1,899,618
NYSE Euronext	22,496	637,537

		2,537,155

VALIC Company II Socially Responsible Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Shares	Market Value (Note 2)

COMMON STOCK (continued)
Food - Misc. — 1.9%
General Mills, Inc.	94,281	$5,631,404
H.J. Heinz Co.	65,224	2,511,124
Kellogg Co.	84,163	3,963,236
Sara Lee Corp.	57,519	557,359

		12,663,123

Food - Retail — 0.4%
Safeway, Inc.	124,828	2,377,973

Food - Wholesale/Distribution — 0.6%
Sysco Corp.	144,176	3,675,046

Gas - Distribution — 0.4%
CenterPoint Energy, Inc.	200,970	2,492,028

Independent Power Producers — 0.1%
Dynegy, Inc., Class A†	184,193	349,966
Mirant Corp.†	38,095	641,901

		991,867

Industrial Gases — 2.2%
Air Products & Chemicals, Inc.	76,145	5,713,159
Praxair, Inc.	114,876	8,801,799

		14,514,958

Insurance Brokers — 0.3%
Marsh & McLennan Cos., Inc.	96,903	2,281,097

Insurance - Life/Health — 0.7%
Aflac, Inc.	50,772	2,062,359
Prudential Financial, Inc.	52,395	2,650,139

		4,712,498

Insurance - Multi - line — 1.1%
Loews Corp.	50,413	1,721,604
MetLife, Inc.	103,635	3,913,258
The Allstate Corp.	65,583	1,927,484

		7,562,346

Insurance - Property/Casualty — 1.4%
Chubb Corp.	51,099	2,523,779
The Travelers Cos., Inc.	138,033	6,959,624

		9,483,403

Investment Management/Advisor Services — 0.4%
Franklin Resources, Inc.	23,480	2,191,388
T. Rowe Price Group, Inc.	8,271	374,842

		2,566,230

Machinery - Construction & Mining — 0.9%
Caterpillar, Inc.	134,930	6,113,678

Machinery - Farming — 0.6%
Deere & Co.	87,438	3,812,297

Medical Instruments — 2.2%
Boston Scientific Corp.†	197,709	2,323,081
Medtronic, Inc.	282,571	10,822,469
St. Jude Medical, Inc.†	31,422	1,211,004

		14,356,554

Medical Products — 0.6%
Stryker Corp.	74,686	3,096,481
Zimmer Holdings, Inc.†	12,068	571,420

		3,667,901

Medical - Biomedical/Gene — 2.4%
Amgen, Inc.†	154,645	9,238,492
Celgene Corp.†	21,422	1,117,586

Security Description	Shares	Market Value (Note 2)

Medical - Biomedical/Gene (continued)
Gilead Sciences, Inc.†	114,934	$5,178,926

		15,535,004

Medical - Drugs — 7.0%
Abbott Laboratories	274,504	12,415,816
Allergan, Inc.	20,429	1,142,390
Bristol - Myers Squibb Co.	389,596	8,621,759
Eli Lilly & Co.	246,574	8,250,366
Merck & Co., Inc.	327,040	10,605,907
Schering - Plough Corp.	170,103	4,793,503

		45,829,741

Medical - Generic Drugs — 0.1%
Teva Pharmaceutical Industries, Ltd. ADR	14,219	732,279

Medical - HMO — 1.2%
Aetna, Inc.	22,075	629,137
UnitedHealth Group, Inc.	149,296	4,180,288
WellPoint, Inc.†	61,601	3,255,613

		8,065,038

Medical - Wholesale Drug Distribution — 0.1%
Cardinal Health, Inc.	28,425	982,937

Metal Processors & Fabrication — 0.9%
Precision Castparts Corp.	65,752	6,001,843

Metal - Copper — 0.4%
Southern Copper Corp.	100,246	2,832,952

Multimedia — 2.9%
News Corp., Class A	300,821	3,224,801
The Walt Disney Co.	302,101	7,866,710
Time Warner, Inc.	229,663	6,409,894
Viacom, Inc., Class B†	66,587	1,667,339

		19,168,744

Networking Products — 2.3%
Cisco Systems, Inc.†	704,983	15,227,633

Oil & Gas Drilling — 0.2%
Transocean, Ltd.†	13,388	1,015,346

Oil Companies - Exploration & Production — 4.6%
Apache Corp.	108,449	9,212,743
Chesapeake Energy Corp.	127,704	2,916,759
Devon Energy Corp.	148,826	9,134,940
EOG Resources, Inc.	69,657	5,015,304
Noble Energy, Inc.	28,893	1,746,871
Questar Corp.	15,595	526,487
Southwestern Energy Co.†	36,080	1,329,909

		29,883,013

Oil Companies - Integrated — 1.4%
Hess Corp.	101,414	5,130,534
Murphy Oil Corp.	67,751	3,861,807

		8,992,341

Oil Field Machinery & Equipment — 0.2%
National - Oilwell Varco, Inc.†	30,190	1,097,407

Oil - Field Services — 2.0%
Halliburton Co.	114,976	2,726,081
Schlumberger, Ltd.	187,727	10,550,257

		13,276,338

Pharmacy Services — 0.5%
Express Scripts, Inc.†	6,001	433,392
Medco Health Solutions, Inc.†	46,073	2,544,151

		2,977,543

VALIC Company II Socially Responsible Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Shares	Market Value (Note 2)

COMMON STOCK (continued)
Pipelines — 1.8%
El Paso Corp.	140,825	$1,299,815
Spectra Energy Corp.	362,008	6,812,991
The Williams Cos., Inc.	225,887	3,713,582

		11,826,388

Quarrying — 0.1%
Vulcan Materials Co.	8,669	433,797

Real Estate Investment Trusts — 0.9%
Annaly Capital Management, Inc.	53,734	931,748
Equity Residential	29,459	804,525
Public Storage	6,920	488,206
Simon Property Group, Inc.	35,732	2,273,270
Vornado Realty Trust	22,576	1,298,571

		5,796,320

Retail - Apparel/Shoe — 0.1%
The Gap, Inc.	18,138	356,412

Retail - Building Products — 0.8%
Lowe’s Cos., Inc.	238,690	5,131,835

Retail - Consumer Electronics — 0.1%
Best Buy Co., Inc.	20,014	726,108

Retail - Discount — 1.8%
Costco Wholesale Corp.	80,745	4,116,380
Target Corp.	164,781	7,744,707

		11,861,087

Retail - Drug Store — 2.3%
CVS Caremark Corp.	253,093	9,496,049
Walgreen Co.	175,309	5,939,469

		15,435,518

Retail - Major Department Stores — 0.1%
TJX Cos., Inc.	14,517	521,886

Retail - Office Supplies — 0.1%
Staples, Inc.	30,156	651,671

Retail - Regional Department Stores — 0.2%
Kohl’s Corp.†	23,415	1,207,980

Retail - Restaurants — 1.8%
McDonald’s Corp.	210,745	11,852,299

Semiconductor Equipment — 0.8%
Applied Materials, Inc.	386,432	5,093,174

Telecom Equipment - Fiber Optics — 0.5%
Corning, Inc.	201,978	3,045,828

Telephone - Integrated — 1.8%
CenturyTel, Inc.	244,108	7,867,601
Qwest Communications International, Inc.	313,495	1,125,447
Sprint Nextel Corp.†	509,687	1,865,454
Windstream Corp.	135,277	1,159,324

		12,017,826

Transport - Rail — 1.2%
CSX Corp.	66,351	2,819,917
Norfolk Southern Corp.	117,657	5,396,927

		8,216,844

Security Description	Shares/ Principal Amount	Market Value (Note 2)

Transport - Services — 0.3%
C.H. Robinson Worldwide, Inc.	25,996	$1,462,535
Expeditors International of Washington, Inc.	17,190	561,425

		2,023,960

Web Portals/ISP — 1.9%
Google, Inc., Class A†	24,164	11,155,794
Yahoo!, Inc.†	73,368	1,071,906

		12,227,700

Wireless Equipment — 2.4%
American Tower Corp., Class A†	91,176	2,885,721
QUALCOMM, Inc.	275,686	12,797,344

		15,683,065

Total Long-Term Investment Securities
(cost $619,388,652)		624,977,909

SHORT-TERM INVESTMENT SECURITIES — 4.2%
Commercial Paper — 3.7%
Erste Finance LLC
0.18% due 09/01/09	$24,000,000	24,000,000

U.S. Government Treasuries — 0.5%
United States Treasury Bills
0.12% due 09/03/09(4)	1,300,000	1,299,992
0.16% due 10/08/09(4)	2,200,000	2,199,638

		3,499,630

Total Short-Term Investment Securities
(cost $27,499,630)		27,499,630

REPURCHASE AGREEMENT — 0.6%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 08/31/09, to be repurchased 09/01/09 in the amount of $3,730,001 and collateralized by $3,845,000 of United States Treasury Bills, bearing interest at 0.15% due 12/31/09 and having approximate value of $3,842,693 (cost $3,730,000)	3,730,000	3,730,000

TOTAL INVESTMENTS
(cost $650,618,282)(5)	100.0%	656,207,539
Liabilities in excess of other assets	0.0	(75,355)

NET ASSETS —	100.0%	$656,132,184

VALIC Company II Socially Responsible Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

†	Non-income producing security
(1)	Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; see Note 2.
(2)	Illiquid security. At August 31, 2009, the aggregate value of these securities was $0 representing 0.0% of net assets.
(3)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contactual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security.

In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of August 31, 2009, the Socially Responsible Fund held the following restricted securities:

Name	Acquisition Date	Shares	Acquisition Cost	Market Value	Market Value Per Share	% of Net Assets
Seagate Technology Common Stock	11/22/2000	510	$0.00	$0.00	$0.00	0.00%

(4)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(5)	See Note 5 for cost of investments on a tax basis.

ADR—American Depository Receipt

Open Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Market Value at Trade Date	Market Value as of August 31, 2009	Unrealized Appreciation (Depreciation)
123	Long	S&P 500 Index	Sept 2009	$28,259,012	$31,355,775	$3,096,763

The following is a summary of the inputs used to value the Portfolio’s net assets as of August 31, 2009 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Long-Term Investment Securities:
Common Stock:
Diversified Banking Institutions	$38,669,603	$–	$–	$38,669,603
Medical — Drugs	45,829,741	–	–	45,829,741
Other Industries*	540,478,565	–	0	540,478,565
Short-Term Investment Securities:
Commercial Paper	–	24,000,000	–	24,000,000
U.S. Government Treasuries	–	3,499,630	–	3,499,630
Repurchase Agreement	–	3,730,000	–	3,730,000
Other Financial Instruments:#
Futures Contracts — Appreciation	3,096,763	–	–	3,096,763

Total	$628,074,672	$31,229,630	$0	$659,304,302

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets.
#	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

Common Stock - Other Industries
Balance as of 8/31/2008	$0
Accrued discounts/premiums	–
Realized gain (loss)	–
Change in unrealized appreciation (depreciation)	–
Net purchases (sales)	–
Transfers in and/or out of Level 3	–

Balance as of 8/31/2009	$0

See Notes to Financial Statements

VALIC Company II Strategic Bond Fund

PORTFOLIO PROFILE — August 31, 2009 (Unaudited)

Industry Allocation*

Sovereign	24.2%
Repurchase Agreements	9.1
Federal Home Loan Mtg. Corp.	6.4
Federal National Mtg. Assoc.	4.8
United States Treasury Notes	4.3
Oil Companies — Exploration & Production	3.1
Diversified Banking Institutions	2.5
Cable/Satellite TV	2.3
Telephone — Integrated	2.2
Diversified Financial Services	2.0
Electric — Integrated	1.9
Medical — Hospitals	1.7
Telecom Services	1.5
Pipelines	1.5
Finance — Auto Loans	1.2
Banks — Commercial	1.1
Special Purpose Entities	1.1
Cellular Telecom	1.0
Electric — Generation	0.9
Airlines	0.9
United States Treasury Bonds	0.9
Paper & Related Products	0.7
Satellite Telecom	0.7
Casino Hotels	0.7
Medical — Drugs	0.6
Chemicals — Diversified	0.6
Oil Companies — Integrated	0.6
Chemicals — Specialty	0.5
Government National Mtg. Assoc.	0.5
Independent Power Producers	0.5
Steel — Producers	0.5
Medical Products	0.5
Medical — HMO	0.5
Oil — Field Services	0.5
Auto/Truck Parts & Equipment — Original	0.4
Food — Meat Products	0.4
Transport — Rail	0.4
Finance — Investment Banker/Broker	0.4
Computer Services	0.4
Transport — Air Freight	0.4
Containers — Metal/Glass	0.4
Diversified Minerals	0.3
Electronic Components — Semiconductors	0.3
Diversified Manufacturing Operations	0.3
Banks — Super Regional	0.3
Insurance — Multi-line	0.3
Retail — Regional Department Stores	0.3
Casino Services	0.3
Metal — Copper	0.3
Insurance Brokers	0.3
Decision Support Software	0.3
Rubber — Tires	0.3
Advertising Services	0.3
Theaters	0.3
Gambling (Non — Hotel)	0.3
Metal — Aluminum	0.3
Agricultural Chemicals	0.3
Retail — Apparel/Shoe	0.2
Television	0.2
Hotels/Motels	0.2
Auto — Cars/Light Trucks	0.2
Non-Hazardous Waste Disposal	0.2
Printing — Commercial	0.2
Music	0.2
Transactional Software	0.2
Funeral Services & Related Items	0.2
Finance — Commercial	0.2
Broadcast Services/Program	0.2
Consumer Products — Misc.	0.2

Food — Retail	0.2
Rental Auto/Equipment	0.2
Distribution/Wholesale	0.2
Auto/Truck Parts & Equipment — Replacement	0.2
Building & Construction Products — Misc.	0.2
Physicians Practice Management	0.2
Retail — Petroleum Products	0.2
Gas — Distribution	0.2
Banks — Money Center	0.2
Multimedia	0.1
Transport — Services	0.1
Beverages — Non-alcoholic	0.1
Beverages — Wine/Spirits	0.1
Real Estate Investment Trusts	0.1
Storage/Warehousing	0.1
Building Products — Cement	0.1
Medical — Biomedical/Gene	0.1
Food — Misc.	0.1
Research & Development	0.1
Containers — Paper/Plastic	0.1
Insurance — Mutual	0.1
Applications Software	0.1
Publishing — Periodicals	0.1
Brewery	0.1
Direct Marketing	0.1
Electronics — Military	0.1
Medical Information Systems	0.1
Hazardous Waste Disposal	0.1
Finance — Other Services	0.1
Retail — Drug Store	0.1
Real Estate Management/Services	0.1
Seismic Data Collection	0.1
Office Automation & Equipment	0.1
Oil Refining & Marketing	0.1
Insurance — Life/Health	0.1
Retail — Restaurants	0.1
Human Resources	0.1
Property Trust	0.1
Coal	0.1
Steel — Specialty	0.1
Finance — Mortgage Loan/Banker	0.1
Private Corrections	0.1
Machinery — Farming	0.1
Insurance — Property/Casualty	0.1
Retail — Sporting Goods	0.1
Pharmacy Services	0.1
Warehousing & Harbor Transportation Services	0.1
Consulting Services	0.1
Investment Management/Advisor Services	0.1
Wireless Equipment	0.1
Schools	0.1

98.0%

*	Calculated as a percentage of net assets

VALIC Company II Strategic Bond Fund

PORTFOLIO PROFILE — August 31, 2009 (Unaudited)

Credit Quality†#

Government — Agency	12.9%
Government — Treasury	5.8
AAA	10.9
AA	4.2
A	7.1
BBB	16.0
BB	15.8
B	15.3
CCC	7.6
CC	0.7
C	0.3
Below C	1.8
Not Rated@	1.6

100.0%

*	Calculated as a percentage of net assets.
@	Represents debt issues that either have no rating, or the rating is unavailable from the data source.
†	Source: Standard and Poors
#	Calculated as percentage of total debt issues, excluding short-term securities.

Country Allocation*

United States	68.3%
Canada	2.7
Brazil	2.5
Japan	2.4
United Kingdom	2.5
Australia	2.0
Russia	2.0
Mexico	1.8
Sweden	1.5
Norway	1.5
Turkey	1.2
Philippines	1.0
Venezuela	0.9
Luxembourg	0.7
Germany	0.7
Bermuda	0.7
Colombia	0.7
Spain	0.6
Netherlands	0.5
Indonesia	0.4
South Korea	0.5
Italy	0.4
Greece	0.3
Argentina	0.3
Uruguay	0.3
Peru	0.2
France	0.2
Cayman Islands	0.2
Poland	0.2
Panama	0.1
South Africa	0.1
Trinidad and Tobago	0.1
Malaysia	0.1
Austria	0.1
Qatar	0.1
Ireland	0.1
United Arab Emirates	0.1

98.0%

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009

Security Description	Principal Amount(12)	Market Value (Note 2)

ASSET BACKED SECURITIES — 1.7%
Diversified Financial Services — 1.7%
Banc of America Commercial Mtg., Inc. Series 2006-6, Class AM 5.39% due 10/10/45(1)	$108,000	$69,128
Chase Mtg. Finance Corp. Series 2007-A2, Class 1A1 4.05% due 07/25/37(2)(3)	542,005	459,830
Citigroup Commercial Mtg. Trust Series 2008-C7, Class AM 6.30% due 12/10/49(1)(3)	180,000	122,266
Commercial Mtg. Asset Trust Series 1999-C1, Class D 7.35% due 01/17/32(1)	270,000	287,073
Commercial Mtg. Pass Through Certs. Series 2006-CN2A, Class A2FL 0.50% due 02/05/19*(1)(4)	550,000	407,761
CS First Boston Mtg. Securities Corp. Series 2002-CKN2, Class A3 6.13% due 04/15/37(1)	800,000	838,723
Goldman Sachs Mtg. Securities Trust Series 2007-GG10, Class A4 6.00% due 08/10/45(1)(3)	2,900,000	2,267,091
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2006-LDP9, Class AM 5.37% due 05/15/47(1)	310,000	202,890
LB Commercial Conduit Mtg. Trust Series 1998-C1, Class E 7.00% due 02/18/30(1)	155,000	168,258
Swift Master Auto Receivables Trust Series 2007-2, Class A 0.92% due 10/15/12(4)	975,707	925,790
Wells Fargo Mtg. Backed Securities Trust Series 2006-AR12, Class 2A1 6.10% due 09/25/36(2)	161,136	122,365

Total Asset Backed Securities (cost $6,938,231)		5,871,175

CONVERTIBLE BONDS & NOTES — 0.0%
Drug Delivery Systems — 0.0%
Nektar Therapeutics Sub. Notes 3.25% due 09/28/12	50,000	41,750

Telecom Services — 0.0%
ICO North America, Inc. Notes 7.50% due 08/15/09†(5)(6)(7)(11)(19)(20)	140,000	49,000

Total Convertible Bonds & Notes (cost $189,529)		90,750

U.S. CORPORATE BONDS & NOTES — 39.3%
Advertising Services — 0.3%
Visant Holding Corp. Company Guar. Notes 7.63% due 10/01/12	495,000	497,475
Visant Holding Corp. Senior Notes 10.25% due 12/01/13(8)	453,000	457,530

		955,005

Aerospace/Defense — 0.0%
Meccanica Holdings USA Company Guar. Notes 7.38% due 07/15/39*	116,000	132,091

Security Description	Principal Amount(12)	Market Value (Note 2)

Agricultural Chemicals — 0.3%
Terra Capital, Inc. Company Guar. Notes 7.00% due 02/01/17	$935,000	$881,237

Airlines — 0.9%
American Airlines, Inc. Pass Through Certs. Series 2001-1, Class A-2 6.82% due 05/23/11	645,000	554,700
American Airlines, Inc. Pass Through Certs. Series 1999-1, Class B 7.32% due 10/15/09	25,000	24,625
American Airlines, Inc. Pass Through Certs. Series 2001-2, Class A-2 7.86% due 04/01/13	455,000	434,525
Continental Airlines, Inc. Pass Through Certs. Series 2001-1, Class A-2 6.50% due 06/15/11	300,000	285,000
Continental Airlines, Inc. Pass Through Certs. Series 1991, Class A 6.55% due 02/02/19	209,397	198,927
Continental Airlines, Inc. Pass Through Certs. Series 2000-2, Class C 8.31% due 04/02/11	29,820	24,751
Delta Air Lines, Inc. Pass Through Certs. Series 2001-1, Class A2 7.11% due 09/18/11	500,000	482,500
Delta Air Lines, Inc. Pass Through Certs. Series 2000-1, Class A-2 7.57% due 11/18/10	85,000	82,875
Northwest Airlines, Inc. Pass Through Certs. Series 2002-1, Class G2 6.26% due 11/20/21	75,306	53,279
United AirLines, Inc. Pass Through Certs. Series 2001-1, Class A-2 6.20% due 03/29/49	2,117	2,085
United AirLines, Inc. Pass Through Certs. Series 2001-1 Class B 6.93% due 09/01/11	595,000	788,375
United AirLines, Inc. Pass Through Certs. Series 2000-2, Class A-2 7.19% due 04/01/11	212,709	210,050

		3,141,692

Applications Software — 0.1%
SS&C Technologies, Inc. Company Guar. Notes 11.75% due 12/01/13	385,000	397,031

Auto - Cars/Light Trucks — 0.2%
Ford Motor Co. Notes 7.45% due 07/16/31	1,075,000	822,375

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount(12)	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Auto/Truck Parts & Equipment - Original — 0.2%
ArvinMeritor, Inc. Senior Notes 8.13% due 09/15/15	$915,000	$686,250
Cooper - Standard Automotive, Inc. Company Guar. Notes 8.38% due 12/15/14†(18)(20)	455,000	25,025

		711,275

Auto/Truck Parts & Equipment - Replacement — 0.2%
Allison Transmission Senior Notes 11.00% due 11/01/15*	650,000	585,000
Exide Corp. Notes 10.00% due 04/15/05†(6)(7)	150,000	0

		585,000

Banks - Commercial — 0.4%
BB&T Corp. Senior Notes 3.10% due 07/28/11	240,000	242,369
CoBank ACB Sub. Notes 7.88% due 04/16/18*	45,000	43,522
Credit Suisse/New York Sub. Notes 6.00% due 02/15/18	362,000	372,311
KeyBank NA Sub. Notes 5.45% due 03/03/16	132,000	115,723
KeyBank NA Sub. Notes 7.41% due 10/15/27	52,000	51,931
PNC Bank NA Sub. Notes 6.88% due 04/01/18	120,000	127,365
Sovereign Bank Sub. Notes 8.75% due 05/30/18	77,000	83,843
Union Bank of California NA Sub. Notes 5.95% due 05/11/16	100,000	97,538
Wachovia Bank NA Sub. Notes 5.00% due 08/15/15	306,000	294,818
Wachovia Bank NA Sub. Notes 5.60% due 03/15/16	51,000	51,621

		1,481,041

Banks - Fiduciary — 0.0%
State Street Capital Trust IV Company Guar. Notes 1.63% due 06/15/37(4)	230,000	143,629

Banks - Super Regional — 0.3%
BAC Capital Trust XI Bank Guar. 6.63% due 05/23/36	196,000	153,789
BAC Capital Trust XIII Bank Guar. Notes 1.03% due 03/15/12(4)(9)	575,000	278,208
National City Corp. Senior Notes 4.90% due 01/15/15	78,000	78,092
USB Capital IX Company Guar. Notes 6.19% due 04/15/11(4)(9)	373,000	268,560

Security Description	Principal Amount(12)	Market Value (Note 2)

Banks - Super Regional (continued)
Wachovia Corp. Sub. Notes 5.63% due 10/15/16	$120,000	$119,680
Wells Fargo Bank NA Sub. Notes 5.75% due 05/16/16	146,000	149,593

		1,047,922

Beverages - Non - alcoholic — 0.1%
Bottling Group LLC Company Guar. Notes 6.95% due 03/15/14	227,000	265,893
The Coca - Cola Co. Senior Notes 4.88% due 03/15/19	240,000	251,653

		517,546

Beverages - Wine/Spirits — 0.1%
Constellation Brands, Inc. Company Guar. Notes 7.25% due 05/15/17	525,000	507,938

Brewery — 0.1%
Anheuser - Busch InBev Worldwide, Inc. Company Guar. Notes 7.75% due 01/15/19*	336,000	393,420

Broadcast Services/Program — 0.2%
Fisher Communications, Inc. Senior Notes 8.63% due 09/15/14	562,000	511,420
Nexstar Broadcasting, Inc. Company Guar. Notes 0.50% due 01/15/14*(10)	190,566	74,321
Nexstar Broadcasting, Inc. Company Guar. Notes 7.00% due 01/15/14	63,000	24,885

		610,626

Building & Construction Products - Misc. — 0.2%
Interline Brands, Inc. Senior Sub. Notes 8.13% due 06/15/14	400,000	395,000
USG Corp. Company Guar. Notes 9.75% due 08/01/14*	150,000	154,125

		549,125

Building Products - Cement — 0.1%
Texas Industries, Inc. Company Guar. Notes 7.25% due 07/15/13	525,000	490,875

Cable/Satellite TV — 2.3%
CCH II LLC/CCH II Capital Corp. Senior Notes 10.25% due 09/15/10†(18)(20)	661,000	734,536
CCH II LLC/CCH II Capital Corp. Senior Notes, Series B 10.25% due 09/15/10†(18)(20)	344,000	382,270
CCH II LLC/CCH II Capital Corp. Company Guar. Notes 10.25% due 10/01/13†*(18)(20)	35,000	36,619
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 8.75% due 11/15/13†(18)(20)	1,005,000	1,015,050
Charter Communications Operating LLC Senior Notes 12.88% due 09/15/14†*(18)(20)	730,000	792,050

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount(12)	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Cable/Satellite TV (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Notes 10.38% due 04/30/14†*(18)(20)	$1,035,000	$1,047,938
Comcast Corp. Company Guar. Notes 5.85% due 11/15/15	334,000	362,078
Comcast Corp. Company Guar. Notes 5.90% due 03/15/16	800,000	853,406
COX Communications, Inc. Senior Notes 6.95% due 06/01/38*	83,000	90,700
COX Communications, Inc. Notes 7.13% due 10/01/12	125,000	138,579
COX Communications, Inc. Senior Notes 9.38% due 01/15/19*	276,000	351,807
CSC Holdings, Inc. Senior Notes 7.63% due 04/01/11	390,000	394,875
CSC Holdings, Inc. Senior Notes 8.50% due 06/15/15*	600,000	606,000
DirecTV Holdings LLC/DirecTV Financing Co. Company Guar. Notes 7.63% due 05/15/16	620,000	652,550
DISH DBS Corp. Company Guar. Notes 7.75% due 05/31/15	375,000	367,500
Time Warner Cable, Inc. Company Guar. Notes 6.75% due 06/15/39	155,000	165,749

		7,991,707

Casino Hotels — 0.7%
Eldorado Casino Corp.(Shreveport) Sec. Bonds 10.00% due 08/01/12(6)(10)	362,426	308,062
Eldorado Resorts LLC Senior Notes 9.00% due 04/15/14(6)(7)	250,000	230,638
Harrahs Entertainment, Inc. Senior Sec. Notes 11.25% due 06/01/17*	800,000	814,000
MGM Mirage, Inc. Senior Sec. Notes 11.13% due 11/15/17*	625,000	672,656
Turning Stone Resort Casino Enterprise Senior Notes 9.13% due 09/15/14*	345,000	316,537

		2,341,893

Casino Services — 0.3%
Indianapolis Downs LLC & Capital Corp. Senior Sec. Notes 11.00% due 11/01/12*	805,000	571,550
Snoqualmie Entertainment Authority Senior Sec. Notes 4.68% due 02/01/14*(4)	185,000	90,650
Snoqualmie Entertainment Authority Senior Sec. Notes 9.13% due 02/01/15*	620,000	341,000

		1,003,200

Security Description	Principal Amount(12)	Market Value (Note 2)

Cellular Telecom — 1.0%
Centennial Communications Corp. Senior Notes 10.13% due 06/15/13	$1,325,000	$1,351,500
Cingular Wireless Services, Inc. Senior Notes 7.88% due 03/01/11	457,000	495,770
Cricket Communications, Inc. Company Guar. Notes 9.38% due 11/01/14	285,000	268,613
Cricket Communications, Inc. Company Guar. Notes 10.00% due 07/15/15	815,000	788,512
MetroPCS Wireless, Inc. Company Guar. Notes 9.25% due 11/01/14	556,000	545,575
Nextel Communications, Inc. Company Guar. Notes 5.95% due 03/15/14	112,000	94,080

		3,544,050

Chemicals - Diversified — 0.6%
E.I. du Pont de Nemours & Co. Senior Notes 4.75% due 03/15/15	120,000	128,035
Olin Corp. Senior Notes 8.88% due 08/15/19	535,000	540,350
The Dow Chemical Co. Senior Notes 5.90% due 02/15/15	120,000	119,787
The Dow Chemical Co. Senior Notes 8.55% due 05/15/19	1,104,000	1,202,538

		1,990,710

Chemicals - Specialty — 0.5%
Huntsman International LLC Senior Sub. Notes 7.38% due 01/01/15	440,000	378,400
Huntsman International LLC Company Guar. Notes 7.88% due 11/15/14	285,000	253,650
Johnsondiversey Holdings, Inc. Company Guar. Notes 9.63% due 05/15/12	485,000	492,275
Momentive Performance Materials, Inc. Company Guar. Notes 9.75% due 12/01/14	550,000	357,500
Momentive Performance Materials, Inc. Company Guar. Notes 12.50% due 06/15/14*	269,000	254,205
Tronox Worldwide LLC Company Guar. Notes 9.50% due 12/01/12†(18)(20)	430,000	124,700

		1,860,730

Coal — 0.1%
Arch Coal, Inc. Senior Notes 8.75% due 08/01/16*	275,000	275,000

Computer Services — 0.4%
Compucom Systems, Inc. Senior Sub. Notes 12.50% due 10/01/15*	670,000	603,000
Sungard Data Systems, Inc. Company Guar. Notes 9.13% due 08/15/13	681,000	674,190

		1,277,190

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount(12)	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Consulting Services — 0.1%
FTI Consulting, Inc. Company Guar.Notes 7.75% due 10/01/16	$225,000	$219,375

Consumer Products - Misc. — 0.2%
American Achievement Corp. Company Guar. Notes 8.25% due 04/01/12*	543,000	532,140
Prestige Brands, Inc. Senior Sub. Notes 9.25% due 04/15/12	75,000	75,750

		607,890

Containers - Metal/Glass — 0.3%
Ball Corp. Company Guar. Notes 7.38% due 09/01/19	400,000	399,000
Crown Cork & Seal Co., Inc. Debentures 7.38% due 12/15/26	140,000	121,100
Crown Cork & Seal Co., Inc. Debentures 8.00% due 04/15/23	230,000	213,900
Owens - Brockway Glass Container, Inc. Company Guar. Notes 8.25% due 05/15/13	245,000	247,450

		981,450

Containers - Paper/Plastic — 0.1%
Graphic Packaging International, Inc. Company Guar. Notes 9.50% due 06/15/17*	400,000	410,000

Decision Support Software — 0.3%
Vangent, Inc. Company Guar. Notes 9.63% due 02/15/15	1,045,000	971,850

Direct Marketing — 0.1%
Affinity Group, Inc. Company Guar. Notes 9.00% due 02/15/12	601,000	384,640

Distribution/Wholesale — 0.2%
KAR Holdings, Inc. Company Guar. Notes 4.48% due 05/01/14(4)	275,000	226,875
KAR Holdings, Inc. Company Guar. Notes 8.75% due 05/01/14	385,000	362,863

		589,738

Diversified Banking Institutions — 2.5%
Bank of America Corp. Senior Notes 4.90% due 05/01/13	321,000	324,057
Bank of America Corp. Sub. Notes 5.75% due 08/15/16	278,000	265,786
Bank of America Corp. Senior Notes 5.75% due 12/01/17	202,000	196,493
Bank of America Corp. Notes 6.50% due 08/01/16	161,000	165,909
Bank of America Corp. Sub. Notes 7.25% due 10/15/25	49,000	47,460

Security Description	Principal Amount(12)	Market Value (Note 2)

Diversified Banking Institutions (continued)
Citigroup, Inc. Sub. Notes 5.00% due 09/15/14	$531,000	$486,508
Citigroup, Inc. Senior Notes 5.50% due 04/11/13	184,000	183,144
Citigroup, Inc. Senior Notes 5.85% due 07/02/13	500,000	503,012
Citigroup, Inc. Senior Notes 6.13% due 05/15/18	257,000	241,643
Citigroup, Inc. Sub. Notes 6.13% due 08/25/36	132,000	103,354
Citigroup, Inc. Senior Notes 6.88% due 03/05/38	158,000	142,701
GMAC LLC Company Guar. Notes 6.00% due 04/01/11*	1,615,000	1,477,725
GMAC LLC Company Guar. Notes 6.88% due 09/15/11*	1,404,000	1,295,190
GMAC LLC Sub. Notes 8.00% due 12/31/18*	1,725,000	1,254,938
JP Morgan Chase & Co. Sub. Notes 4.89% due 09/01/15(4)	162,000	146,247
Morgan Stanley Sub. Notes 4.75% due 04/01/14	129,000	128,067
Morgan Stanley Senior Notes 6.00% due 04/28/15	878,000	927,454
The Goldman Sachs Group, Inc. Senior Notes 5.13% due 01/15/15	288,000	298,465
The Goldman Sachs Group, Inc. Senior Notes 5.95% due 01/18/18	210,000	218,612
The Goldman Sachs Group, Inc. Sub. Notes 6.75% due 10/01/37	303,000	303,357

		8,710,122

Diversified Financial Services — 0.3%
General Electric Capital Corp. Senior Notes 5.88% due 01/14/38	162,000	143,808
General Electric Capital Corp. Senior Notes 6.88% due 01/10/39	768,000	761,685
USAA Capital Corp. Notes 3.50% due 07/17/14*	100,000	99,547

		1,005,040

Diversified Manufacturing Operations — 0.2%
General Electric Co. Senior Notes 5.25% due 12/06/17	85,000	86,783
Harland Clarke Holdings Corp. Notes 6.00% due 05/15/15(4)	125,000	89,688

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount(12)	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Diversified Manufacturing Operations (continued)
Harland Clarke Holdings Corp. Notes 9.50% due 05/15/15	$445,000	$379,362
SPX Corp. Senior Notes 7.63% due 12/15/14	300,000	301,125

		856,958

Electric - Generation — 0.9%
Edison Mission Energy Senior Notes 7.63% due 05/15/27	370,000	247,900
Homer City Funding LLC Senior Notes 8.14% due 10/01/19	247,000	232,180
Midwest Generation LLC Pass Thru Certs., Series B 8.56% due 01/02/16	271,310	268,597
Reliant Energy Mid-Atlantic Power Holdings LLC Pass Through Certs., Series B 9.24% due 07/02/17	421,746	417,528
Reliant Energy Mid-Atlantic Power Holdings LLC Pass Through Certs., Series C 9.68% due 07/02/26	300,000	297,000
Sithe/Independence Funding Corp. Senior Notes 9.00% due 12/30/13	406,625	403,449
The AES Corp. Senior Notes 8.00% due 10/15/17	715,000	684,613
The AES Corp. Senior Notes 8.00% due 06/01/20	225,000	210,375
The AES Corp. Senior Sec. Notes 8.75% due 05/15/13*	532,000	539,980

		3,301,622

Electric - Integrated — 1.5%
CenterPoint Energy Houston Electric LLC General and Refunding Mtg. Notes 7.00% due 03/01/14	208,000	231,268
Commonwealth Edison Co. 1st Mtg. Notes 6.15% due 09/15/17	141,000	155,031
Dominion Resources, Inc. Jr. Sub Notes 6.30% due 09/30/66(4)	115,000	83,950
Energy East Corp. Notes 6.75% due 07/15/36	253,000	278,718
Entergy Gulf States Louisiana LLC 1st Mtg. Bonds 6.00% due 05/01/18	396,000	410,759
Entergy Texas, Inc. 1st Mtg. Notes 7.13% due 02/01/19	22,000	24,262
FirstEnergy Corp. Senior Notes 7.38% due 11/15/31	183,000	202,022
FirstEnergy Solutions Corp. Company Guar. Notes 6.05% due 08/15/21*	156,000	157,700
FirstEnergy Solutions Corp. Company Guar. Notes 6.80% due 08/15/39*	291,000	297,236

Security Description	Principal Amount(12)	Market Value (Note 2)

Electric - Integrated (continued)
Mirant Americas Generation LLC Senior Notes 8.50% due 10/01/21	$680,000	$561,000
Mirant Mid - Atlantic LLC Pass Through Certs., Series B 9.13% due 06/30/17	237,050	236,161
Nevada Power Co. General and Refunding Mtg. Notes 7.13% due 03/15/19	337,000	383,884
Pepco Holdings, Inc. Senior Notes 6.13% due 06/01/17	72,000	73,431
Pepco Holdings, Inc. Senior Notes 6.45% due 08/15/12	345,000	367,046
PPL Electric Utilities Corp. 1st Mtg. Bonds 6.25% due 05/15/39	138,000	155,602
PSEG Power LLC Company Guar. Notes 7.75% due 04/15/11	40,000	43,120
Sierra Pacific Power Co. General and Refunding Mtg. Notes 6.75% due 07/01/37	226,000	246,047
Texas Competitive Electric Holdings Co., LLC Company Guar. Notes, Series A 10.25% due 11/01/15	1,480,000	980,500
Texas Competitive Electric Holdings Co., LLC Company Guar. Notes 10.50% due 11/01/16(11)	570,375	333,669
Toledo Edison Co. 1st Mtg. Notes 7.25% due 05/01/20	110,000	128,257

		5,349,663

Electronic Components - Misc. — 0.0%
Sanmina-SCI Corp. Company Guar. Notes 6.75% due 03/01/13	75,000	68,625

Electronic Components - Semiconductors — 0.3%
Amkor Technology, Inc. Senior Notes 7.75% due 05/15/13	510,000	504,900
National Semiconductor Corp. Senior Notes 6.60% due 06/15/17	102,000	94,023
Spansion LLC Senior Sec. Notes 5.33% due 06/01/13†*(4)(18)(20)	690,000	612,375

		1,211,298

Electronics - Military — 0.1%
L-3 Communications Corp. Company Guar. Notes 6.13% due 07/15/13	395,000	383,150

Enterprise Software/Service — 0.0%
Oracle Corp. Senior Notes 3.75% due 07/08/14	125,000	129,139

Finance - Auto Loans — 1.2%
Ford Motor Credit Co. LLC Senior Notes 7.38% due 02/01/11	2,775,000	2,682,623

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount(12)	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Finance - Auto Loans (continued)
Ford Motor Credit Co. LLC Senior Notes 7.50% due 08/01/12	$725,000	$667,304
Ford Motor Credit Co., LLC Senior Notes 9.75% due 09/15/10	725,000	732,014

		4,081,941

Finance - Commercial — 0.2%
CIT Group, Inc. Senior Notes 5.80% due 07/28/11	685,000	407,986
Textron Financial Corp. Senior Notes 5.40% due 04/28/13	260,000	229,233

		637,219

Finance - Credit Card — 0.0%
FIA Card Services NA Sub. Notes 7.13% due 11/15/12	114,000	118,261

Finance - Investment Banker/Broker — 0.3%
Lehman Brothers Holdings Capital Trust VII Company Guar. Notes 5.86% due 05/31/12†(4)(9)(18)(20)	101,000	10
Lehman Brothers Holdings, Inc. Senior Notes 5.50% due 04/04/16†(18)(20)	97,000	16,975
Lehman Brothers Holdings, Inc. Sub. Notes 6.75% due 12/28/17†(18)(20)	111,000	11
Lehman Brothers Holdings, Inc. Sub. Notes 7.50% due 05/11/38†(18)(20)	143,000	14
Merrill Lynch & Co., Inc. Sub. Notes 5.70% due 05/02/17	143,000	133,837
Merrill Lynch & Co., Inc. Sub. Notes 6.22% due 09/15/26	160,000	144,310
Merrill Lynch & Co., Inc. Senior Notes 6.40% due 08/28/17	139,000	136,984
The Bear Stearns Cos., Inc. Senior Notes 5.30% due 10/30/15	240,000	243,251
The Bear Stearns Cos., Inc. Senior Notes 5.70% due 11/15/14	192,000	206,055
The Bear Stearns Cos., Inc. Senior Notes 6.40% due 10/02/17	232,000	251,758

		1,133,205

Finance - Mortgage Loan/Banker — 0.1%
Countrywide Financial Corp. Sub. Notes 6.25% due 05/15/16	120,000	116,409
Countrywide Home Loans, Inc. Company Guar. Notes 4.00% due 03/22/11	145,000	146,406

		262,815

Security Description	Principal Amount(12)	Market Value (Note 2)

Food - Meat Products — 0.2%
Smithfield Foods, Inc. Senior Sec. Notes 10.00% due 07/15/14*	$700,000	$714,000
Tyson Foods, Inc. Senior Notes 10.50% due 03/01/14	125,000	139,375

		853,375

Food - Misc. — 0.1%
HJ Heinz Finance Co. Company Guar. Notes 7.13% due 08/01/39*	116,000	136,212
Kraft Foods, Inc. Senior Notes 6.75% due 02/19/14	208,000	236,061

		372,273

Food - Retail — 0.2%
Ingles Markets, Inc. Senior Notes 8.88% due 05/15/17	400,000	402,000
SUPERVALU, Inc. Senior Notes 8.00% due 05/01/16	200,000	197,500

		599,500

Funeral Services & Related Items — 0.2%
Carriage Services, Inc. Senior Notes 7.88% due 01/15/15	750,000	675,000

Gambling (Non - Hotel) — 0.3%
Downstream Development Authority Senior Sec. Notes 12.00% due 10/15/15*	700,000	442,750
Greektown Holdings LLC Senior Notes 10.75% due 12/01/13†*(18)(20)	50,000	10,750
Waterford Gaming LLC Senior Notes 8.63% due 09/15/14*	654,000	444,720

		898,220

Gas - Distribution — 0.1%
Sempra Energy Senior Notes 6.50% due 06/01/16	230,000	252,961

Hazardous Waste Disposal — 0.1%
Clean Harbors, Inc. Senior Sec. Notes 7.63% due 08/15/16*	375,000	375,938

Home Furnishings — 0.0%
Simmons Co. Senior Disc. Notes 10.00% due 12/15/14(8)	45,000	13,950

Hotels/Motels — 0.2%
Gaylord Entertainment Co. Company Guar. Notes 6.75% due 11/15/14	695,000	585,537
Gaylord Entertainment Co. Company Guar. Notes 8.00% due 11/15/13	265,000	241,813

		827,350

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount(12)	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Human Resources — 0.1%
Team Health, Inc. Company Guar. Notes 11.25% due 12/01/13	$300,000	$307,500

Independent Power Producers — 0.5%
NRG Energy, Inc. Company Guar. Notes 7.38% due 02/01/16	1,165,000	1,114,031
Orion Power Holdings, Inc. Senior Notes 12.00% due 05/01/10	405,000	418,163
RRI Energy, Inc. Senior Notes 7.88% due 12/31/17	310,000	275,125

		1,807,319

Insurance Brokers — 0.3%
Marsh & McLennan Cos., Inc. Senior Notes 5.15% due 09/15/10	65,000	65,099
USI Holdings Corp. Senior Sub. Notes 9.75% due 05/15/15*	1,115,000	910,119

		975,218

Insurance - Life/Health — 0.1%
Americo Life, Inc. Notes 7.88% due 05/01/13*	28,000	19,880
Monumental Global Funding II Senior Sec. Notes 5.65% due 07/14/11*	60,000	61,323
Prudential Financial, Inc. Senior Notes 6.20% due 01/15/15	234,000	245,127

		326,330

Insurance - Multi-line — 0.2%
Hartford Financial Services Group, Inc. Senior Notes 5.95% due 10/15/36	274,000	200,820
Metlife, Inc. Senior Notes 6.13% due 12/01/11	143,000	152,830
MetLife, Inc. Senior Notes 6.75% due 06/01/16	125,000	136,737
Metropolitan Life Global Funding I Notes 5.13% due 06/10/14*	266,000	277,195

		767,582

Insurance - Mutual — 0.1%
Liberty Mutual Group, Inc. Company Guar. Bonds 10.75% due 06/15/58*(4)	256,000	225,280
Massachusetts Mutual Life Insurance Co. Notes 8.88% due 06/01/39*	159,000	178,428

		403,708

Insurance - Property/Casualty — 0.1%
ACE INA Holdings, Inc. Company Guar. Notes 5.60% due 05/15/15	177,000	189,553

Security Description	Principal Amount(12)	Market Value (Note 2)

Insurance - Property/Casualty (continued)
W.R. Berkley Corp. Senior Notes 6.25% due 02/15/37	$65,000	$51,192

		240,745

Investment Management/Advisor Services — 0.1%
Ameriprise Financial, Inc. Senior Notes 5.35% due 11/15/10	5,000	5,009
Janus Capital Group, Inc. Notes 6.70% due 06/15/17	220,000	203,893

		208,902

Machinery - Farming — 0.1%
Case New Holland, Inc. Company Guar. Notes 7.75% due 09/01/13*	250,000	246,250

Medical Information Systems — 0.1%
Spheris, Inc. Senior Sub. Notes 11.00% due 12/15/12	890,000	378,250

Medical Labs & Testing Services — 0.0%
Howard Hughes Medical Institute Senior Notes 3.45% due 09/01/14	120,000	121,701

Medical Products — 0.4%
Baxter International, Inc. Senior Notes 5.90% due 09/01/16	400,000	446,714
CareFusion Corp. Senior Notes 4.13% due 08/01/12*	145,000	147,760
DJO Finance LLC/DJO Finance Corp. Company Guar. Notes 10.88% due 11/15/14	250,000	240,000
LVB Acquisition Holding LLC Company Guar. Notes 10.38% due 10/15/17(11)	465,000	484,762

		1,319,236

Medical - Biomedical/Gene — 0.1%
Amgen, Inc. Senior Notes 5.85% due 06/01/17	240,000	265,051
Bio-Rad Laboratories, Inc. Senior Sub. Notes 8.00% due 09/15/16*	200,000	204,000

		469,051

Medical - Drugs — 0.5%
Axcan Intermediate Holdings, Inc. Senior Notes 9.25% due 03/01/15	550,000	565,125
Merck & Co., Inc. Senior Notes 4.00% due 06/30/15	104,000	108,394
Valeant Pharmaceuticals International Senior Notes 8.38% due 06/15/16*	650,000	659,750
Wyeth Bonds 5.50% due 02/01/14	478,000	522,674

		1,855,943

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount(12)	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Medical - HMO — 0.5%
CIGNA Corp. Senior Notes 8.50% due 05/01/19	$500,000	$548,766
Multiplan, Inc. Senior Sub. Notes 10.38% due 04/15/16*	970,000	940,900
UnitedHealth Group, Inc. Senior Notes 5.25% due 03/15/11	145,000	150,041
WellPoint, Inc. Senior Notes 5.00% due 01/15/11	87,000	89,922

		1,729,629

Medical - Hospitals — 1.7%
Community Health Systems, Inc. Company Guar. Notes 8.88% due 07/15/15	845,000	848,169
HCA, Inc. Senior Notes 7.50% due 11/15/95	1,075,000	704,889
HCA, Inc. Senior Notes 7.88% due 02/01/11	525,000	527,625
HCA, Inc. Senior Notes 8.50% due 04/15/19*	1,250,000	1,265,625
HCA, Inc. Senior Notes 8.75% due 09/01/10	280,000	282,100
HCA, Inc. Senior Sec. Notes 9.25% due 11/15/16	1,675,000	1,695,938
IASIS Healthcare LLC/IASIS Capital Corp. Company Guar. Notes 8.75% due 06/15/14	490,000	478,975

		5,803,321

Metal - Aluminum — 0.3%
Alcoa, Inc. Senior Notes 6.50% due 06/15/18	386,000	367,377
Noranda Aluminum Acquisition Corp. Company Guar. Notes 5.41% due 11/15/14(4)(11)	782,727	477,463
Noranda Aluminum Holding Corp. Senior Notes 7.16% due 11/15/14(4)(11)	156,821	67,433

		912,273

Metal - Copper — 0.3%
Freeport - McMoRan Copper & Gold, Inc. Senior Notes 8.25% due 04/01/15	190,000	198,075
Freeport - McMoRan Copper & Gold, Inc. Senior Notes 8.38% due 04/01/17	525,000	547,313
Freeport - McMoRan Corp. Company Guar. Notes 8.75% due 06/01/11	233,000	248,882

		994,270

Multimedia — 0.1%
Haights Cross Operating Co. Senior Notes 11.75% due 08/15/11(23)	100,000	43,000

Security Description	Principal Amount(12)	Market Value (Note 2)

News America, Inc. Company Guar. Notes 6.15% due 03/01/37	$147,000	$141,997
News America, Inc. Company Guar. Notes 6.90% due 08/15/39*	145,000	152,601
Time Warner Entertainment Co. LP Senior Notes 8.38% due 07/15/33	87,000	104,772

		442,370

Music — 0.2%
WMG Acquisition Corp. Senior Notes 9.50% due 06/15/16*	750,000	776,250

Non - Ferrous Metals — 0.0%
Renco Metals, Inc. Bonds 11.50% due 07/01/03†(6)(7)(19)(21)	75,000	0

Non - Hazardous Waste Disposal — 0.2%
Allied Waste North America, Inc. Company Guar. Notes 7.38% due 04/15/14	100,000	104,239
Casella Waste Systems, Inc. Senior Sec. Notes 11.00% due 07/15/14*	175,000	180,687
Republic Services, Inc. Senior Notes 5.50% due 09/15/19*	95,000	94,847
Waste Management, Inc. Company Guar. Notes 6.38% due 11/15/12	121,000	132,428
Waste Management, Inc. Company Guar. Notes 7.75% due 05/15/32	135,000	156,106
Waste Services, Inc. Senior Sub. Notes 9.50% due 04/15/14	140,000	138,600

		806,907

Office Automation & Equipment — 0.1%
Pitney Bowes, Inc. Senior Notes 5.25% due 01/15/37	219,000	217,851
Xerox Corp. Senior Notes 6.35% due 05/15/18	115,000	117,676

		335,527

Oil & Gas Drilling — 0.0%
Rowan Cos., Inc. Senior Notes 7.88% due 08/01/19	115,000	121,222

Oil Companies - Exploration & Production — 2.2%
Atlas Energy Resources LLC Senior Notes 10.75% due 02/01/18*	400,000	404,000
Belden & Blake Corp. Company Guar. Sec. Notes 8.75% due 07/15/12	80,000	71,600
Brigham Exploration Co. Company Guar. Notes 9.63% due 05/01/14	780,000	694,200
Chaparral Energy, Inc. Company Guar. Notes 8.50% due 12/01/15	260,000	174,200

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount(12)	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Oil Companies - Exploration & Production (continued)
Chesapeake Energy Corp. Senior Notes 6.63% due 01/15/16	$685,000	$622,494
Chesapeake Energy Corp. Senior Notes 7.25% due 12/15/18	275,000	251,625
Chesapeake Energy Corp. Senior Notes 9.50% due 02/15/15	325,000	331,500
Encore Acquisition Co. Senior Sub. Notes 6.00% due 07/15/15	770,000	662,200
Encore Acquisition Co. Senior Sub. Notes 6.25% due 04/15/14	260,000	231,400
Energy Partners, Ltd. Senior Notes 9.75% due 04/15/14†(18)(20)	415,000	236,550
Hilcorp Energy I LP Senior Notes 7.75% due 11/01/15*	670,000	618,075
Hilcorp Energy I LP Senior Notes 9.00% due 06/01/16*	200,000	191,000
Kerr - McGee Corp. Company Guar. Notes 6.95% due 07/01/24	24,000	24,784
MXEnergy Holdings, Inc. Senior Notes 8.43% due 08/01/11(4)	245,000	97,387
Plains Exploration & Production Co. Company Guar. Notes 7.75% due 06/15/15	250,000	242,500
Plains Exploration & Production Co. Company Guar. Notes 10.00% due 03/01/16	325,000	344,500
Quicksilver Resources, Inc. Company Guar. Notes 7.13% due 04/01/16	160,000	132,800
Quicksilver Resources, Inc. Senior Notes 8.25% due 08/01/15	600,000	564,000
Quicksilver Resources, Inc. Senior Notes 9.13% due 08/15/19	375,000	365,625
Quicksilver Resources, Inc. Senior Notes 11.75% due 01/01/16	75,000	79,500
Sabine Pass LNG LP Company Guar. Senior Notes 7.25% due 11/30/13	185,000	159,100
Sabine Pass LNG LP Senior Sec. Notes 7.50% due 11/30/16	1,455,000	1,178,550

		7,677,590

Oil Companies - Integrated — 0.3%
ConocoPhillips Holding Co. Senior Notes 6.95% due 04/15/29	148,000	170,625
Hess Corp. Senior Notes 7.13% due 03/15/33	145,000	160,909
Hess Corp. Senior Notes 7.88% due 10/01/29	330,000	391,685

Security Description	Principal Amount(12)	Market Value (Note 2)

Oil Companies - Integrated (continued)
Phillips Petroleum Co. Debentures 7.00% due 03/30/29	$290,000	$324,916

		1,048,135

Oil Refining & Marketing — 0.1%
Valero Energy Corp. Senior Notes 6.63% due 06/15/37	150,000	130,380
Western Refining, Inc. Senior Sec. Notes 11.25% due 06/15/17*	225,000	199,125

		329,505

Oil - Field Services — 0.3%
Basic Energy Services, Inc. Senior Sec. Notes 11.63% due 08/01/14*	425,000	433,500
Helix Energy Solutions Group, Inc. Senior Notes 9.50% due 01/15/16*	700,000	658,000
Oslo Seismic Services, Inc. 1st Mtg. Bonds 8.28% due 06/01/11	62,946	63,847

		1,155,347

Paper & Related Products — 0.6%
Caraustar Industries, Inc. Senior Sec. Notes 10.00% due 08/15/14(7)(11)	120,457	120,457
Cellu Tissue Holdings, Inc. Sec. Notes 11.50% due 06/01/14*	150,000	156,750
Georgia - Pacific LLC Company Guar. Notes 7.00% due 01/15/15*	425,000	409,062
Georgia - Pacific LLC Company Guar. Notes 7.13% due 01/15/17*	130,000	124,800
Georgia - Pacific LLC Senior Notes 7.75% due 11/15/29	155,000	136,400
International Paper Co. Senior Notes 7.95% due 06/15/18	150,000	159,208
International Paper Co. Senior Notes 9.38% due 05/15/19	920,000	1,033,810

		2,140,487

Pharmacy Services — 0.1%
Express Scripts, Inc. Senior Notes 6.25% due 06/15/14	125,000	136,612
Express Scripts, Inc. Senior Notes 7.25% due 06/15/19	78,000	90,455

		227,067

Physicians Practice Management — 0.2%
US Oncology, Inc. Senior Sec. Notes 9.13% due 08/15/17*	525,000	546,000

Pipelines — 1.5%
Boardwalk Pipelines LLC Company Guar. Notes 5.75% due 09/15/19	233,000	230,882

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount(12)	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Pipelines (continued)
Copano Energy LLC Company Guar. Notes 8.13% due 03/01/16	$1,060,000	$1,014,950
Copano Energy LLC / Copano Energy Finance Corp. Company Guar. Notes 7.75% due 06/01/18	175,000	161,875
Dynegy - Roseton Danskammer Pass Through Certs., Series B 7.67% due 11/08/16	1,625,000	1,454,375
El Paso Corp. Senior Sub. Notes 6.88% due 06/15/14	300,000	292,649
El Paso Corp. Senior Notes 12.00% due 12/12/13	100,000	113,000
Enterprise Products Operating LLC Company Guar. Notes 4.60% due 08/01/12	125,000	129,705
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. Senior Notes 6.88% due 11/01/14	245,000	224,175
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. Company Guar. Notes 8.50% due 07/15/16	300,000	283,500
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. Senior Notes 8.75% due 04/15/18	200,000	190,000
NGC Corp. Capital Trust Company Guar. Bonds 8.32% due 06/01/27	475,000	225,625
ONEOK, Inc. Senior Notes 6.00% due 06/15/35	135,000	129,292
Plains All American Pipeline, LP Senior Notes 4.25% due 09/01/12	199,000	203,184
Regency Energy Partners LP/Regency Energy Finance Corp. Company Guar. Notes 8.38% due 12/15/13	200,000	196,500
Williams Cos., Inc. Senior Notes 7.88% due 09/01/21	365,000	395,234

		5,244,946

Printing - Commercial — 0.2%
Valassis Communications, Inc. Senior Notes 8.25% due 03/01/15	805,000	704,375

Private Corrections — 0.1%
Corrections Corp. of America Company Guar. Notes 7.75% due 06/01/17	275,000	271,563

Property Trust — 0.1%
WEA Finance LLC / WT Finance Australia Property, Ltd. Company Guar. Notes 6.75% due 09/02/19*	280,000	275,794

Publishing - Newspapers — 0.0%
Knight Ridder, Inc. Debentures 6.88% due 03/15/29	146,000	48,545

Security Description	Principal Amount(12)	Market Value (Note 2)

Publishing - Periodicals — 0.1%
Nielsen Finance LLC / Nielsen Finance Co. Company Guar. Notes 11.50% due 05/01/16	$375,000	$373,125
The Reader’s Digest Association, Inc. Company Guar. Notes 9.00% due 02/15/17†(18)(20)	955,000	22,681

		395,806

Real Estate Investment Trusts — 0.1%
Omega Healthcare Investors, Inc. Senior Notes 7.00% due 04/01/14	540,000	504,900

Real Estate Management/Services — 0.1%
CB Richard Ellis Services, Inc. Senior Sub. Notes 11.63% due 06/15/17*	350,000	364,000

Recycling — 0.0%
Aleris International, Inc. Company Guar. Notes 9.00% due 12/15/14†(11)(18)(20)	1,625,000	8,288

Rental Auto/Equipment — 0.2%
RSC Equipment Rental, Inc. Notes 9.50% due 12/01/14	230,000	205,850
RSC Equipment Rental, Inc. Senior Sec. Notes 10.00% due 07/15/17*	375,000	390,000

		595,850

Research & Development — 0.1%
Alion Science and Technology Corp. Company Guar. Notes 10.25% due 02/01/15	625,000	412,500

Retail - Apparel/Shoe — 0.2%
Limited Brands, Inc. Senior Notes 5.25% due 11/01/14	360,000	325,474
Limited Brands, Inc. Senior Notes 6.95% due 03/01/33	470,000	336,929
Limited Brands, Inc. Senior Notes 8.50% due 06/15/19*	210,000	212,737

		875,140

Retail - Discount — 0.0%
Wal - Mart Stores, Inc. Senior Notes 3.20% due 05/15/14	115,000	117,334

Retail - Drug Store — 0.1%
Rite Aid Corp. Company Guar. Notes 9.50% due 06/15/17	365,000	262,800
Rite Aid Corp. Senior Sec. Notes 9.75% due 06/12/16*	100,000	105,750

		368,550

Retail - Major Department Stores — 0.0%
Saks, Inc. Company Guar. Notes 9.88% due 10/01/11	150,000	147,000

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount(12)	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Retail - Music Store — 0.0%
MTS, Inc. Senior Notes 10.00% due 03/15/09†(5)(6)(7)(10)(19)(20)	$15,273	$305

Retail - Petroleum Products — 0.2%
Ferrellgas LP Senior Notes 6.75% due 05/01/14	275,000	252,313
Ferrellgas Partners LP Senior Notes 6.75% due 05/01/14*	50,000	45,875
Inergy LP/Inergy Finance Corp. Company Guar. Notes 8.25% due 03/01/16	250,000	247,500

		545,688

Retail - Regional Department Stores — 0.3%
JC Penney Corp., Inc. Senior Notes 7.40% due 04/01/37	250,000	210,000
Macy’s Retail Holdings, Inc. Company Guar. Notes 5.90% due 12/01/16	360,000	317,339
Macy’s Retail Holdings, Inc. Company Guar. Notes 6.38% due 03/15/37	225,000	165,657
Macy’s Retail Holdings, Inc. Company Guar. Notes 6.65% due 07/15/24	215,000	166,259
Macy’s Retail Holdings, Inc. Company Guar. Notes 6.90% due 04/01/29	215,000	162,464

		1,021,719

Retail - Restaurants — 0.1%
Brinker International, Inc. Senior Notes 5.75% due 06/01/14	195,000	184,228
Wendy’s/Arby’s Restaurants LLC Senior Notes 10.00% due 07/15/16*	125,000	128,125

		312,353

Retail - Sporting Goods — 0.1%
Freedom Group, Inc. Senior Sec. Notes 10.25% due 08/01/15*	225,000	231,750

Rubber - Tires — 0.3%
The Goodyear Tire & Rubber Co. Senior Notes 9.00% due 07/01/15	350,000	355,250
The Goodyear Tire & Rubber Co. Senior Notes 10.50% due 05/15/16	575,000	613,812

		969,062

Rubber/Plastic Products — 0.0%
Venture Holdings Co. LLC Company Guar. Notes 11.00% due 06/01/07†(6)(7)(19)(21)	25,000	0

Schools — 0.1%
Princeton University Senior Notes 5.70% due 03/01/39	179,000	191,590

Security Description	Principal Amount(12)	Market Value (Note 2)

Seismic Data Collection — 0.1%
Seitel, Inc. Senior Notes 9.75% due 02/15/14	$570,000	$342,000

Special Purpose Entities — 0.8%
AAC Group Holding Corp. Senior Notes 10.25% due 10/01/12*(8)	175,000	146,125
Buffalo Thunder Development Authority Senior Notes 9.38% due 12/15/14†*(18)	1,790,000	317,725
CCM Merger, Inc. Notes 8.00% due 08/01/13*	345,000	279,450
Chukchansi Economic Development Authority Senior Notes 8.00% due 11/15/13*	890,000	712,000
Citicorp Lease Pass-Through Trust 1999-1 Pass Thru Certs. 8.04% due 12/15/19*	160,000	143,387
FireKeepers Development Authority Senior Notes 13.88% due 05/15/15*	420,000	426,300
Fox Acquisition Sub LLC Senior Notes 13.38% due 07/15/16*	375,000	225,000
ING USA Global Funding Trust Notes 4.50% due 10/01/10	80,000	81,097
Local TV Finance LLC Senior Notes 10.00% due 06/15/15*(11)	367,500	99,225
Principal Life Global Funding I Senior Sec. Notes 5.25% due 01/15/13*	163,000	165,674
Southern Star Central Corp. Senior Notes 6.75% due 03/01/16	300,000	280,500

		2,876,483

Specified Purpose Acquisitions — 0.0%
ESI Tractebel Acquisition Corp. Company Guar. Bonds 7.99% due 12/30/11	150,000	146,250

Steel - Producers — 0.5%
AK Steel Corp. Company Guar. Notes 7.75% due 06/15/12	250,000	249,688
Reliance Steel & Aluminum Co. Company Guar. Notes 6.85% due 11/15/36	380,000	296,495
Ryerson, Inc. Company Guar. Notes 7.86% due 11/01/14(4)	390,000	331,500
Ryerson, Inc. Senior Sec. Notes 12.00% due 11/01/15	450,000	414,000
Steel Dynamics, Inc. Company Guar. Notes 6.75% due 04/01/15	450,000	419,625

		1,711,308

Steel - Specialty — 0.1%
Allegheny Technologies, Inc. Senior Notes 9.38% due 06/01/19	250,000	274,147

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount(12)	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Storage/Warehousing — 0.1%
Mobile Mini, Inc. Notes 6.88% due 05/01/15	$290,000	$256,650
Mobile Mini, Inc. Company Guar. Notes 9.75% due 08/01/14	245,000	245,000

		501,650

Telecom Services — 0.8%
Bellsouth Telecommunications, Inc. Senior Notes 7.00% due 12/01/95	90,000	90,192
Cincinnati Bell Telephone Co. LLC Company Guar. Notes 7.18% due 12/15/23	25,000	19,188
Cincinnati Bell Telephone Co. LLC Company Guar. Notes 7.20% due 11/29/23	125,000	95,000
Embarq Corp. Senior Notes 8.00% due 06/01/36	62,000	63,806
PAETEC Holding Corp. Senior Sec. Notes 8.88% due 06/30/17*	425,000	404,812
PAETEC Holding Corp. Company Guar. Notes 9.50% due 07/15/15	845,000	728,812
Qwest Corp. Senior Notes 6.50% due 06/01/17	190,000	174,800
Qwest Corp. Senior Notes 8.38% due 05/01/16*	250,000	252,500
Qwest Corp. Senior Notes 8.88% due 03/15/12	600,000	618,000
SBA Telecommunications, Inc. Company Guar. Notes 8.25% due 08/15/19*	500,000	502,500

		2,949,610

Telephone - Integrated — 1.7%
AT&T, Inc. Senior Notes 5.63% due 06/15/16	120,000	129,619
BellSouth Corp. Senior Notes 6.88% due 10/15/31	145,000	158,830
Cincinnati Bell, Inc. Senior Notes 7.25% due 06/15/23	25,000	19,500
Level 3 Financing, Inc. Company Guar. Notes 8.75% due 02/15/17	820,000	639,600
Level 3 Financing, Inc. Senior Notes 12.25% due 03/15/13	1,350,000	1,316,250
Pacific Bell Telephone Co. Company Guar. Notes 7.13% due 03/15/26	200,000	221,510
Qwest Capital Funding, Inc. Notes 7.25% due 02/15/11	525,000	517,125
Qwest Communications International, Inc. Company Guar. Notes 7.50% due 02/15/14	120,000	115,800

Security Description	Principal Amount(12)	Market Value (Note 2)

Telephone - Integrated (continued)
Qwest Communications International, Inc. Company Guar. Notes, Series B 7.50% due 02/15/14	$105,000	$101,325
Sprint Capital Corp. Company Guar. Notes 8.75% due 03/15/32	2,810,000	2,332,300
Valor Telecommunications Enterprises LLC Company Guar. Notes 7.75% due 02/15/15	200,000	201,750
Verizon Pennsylvania, Inc. Senior Bonds 8.35% due 12/15/30	125,000	140,306
Verizon Virginia, Inc. Senior Notes 4.63% due 03/15/13	125,000	128,837

		6,022,752

Television — 0.2%
Allbritton Communications Co. Senior Sub. Notes 7.75% due 12/15/12	955,000	816,525
Bonten Media Acquisition Co. Company Guar. Notes 9.75% due 06/01/15*(11)	57,681	18,602
Paxson Communications Corp. Senior Sec. Notes 8.38% due 01/15/13†*(4)(11)(18)(20)	895,500	26,865
Young Broadcasting, Inc. Senior Sub. Notes 8.75% due 01/15/14†(18)(20)	230,000	26
Young Broadcasting, Inc. Company Guar. Notes 10.00% due 03/01/11†(18)(20)	510,000	56

		862,074

Textile - Home Furnishings — 0.0%
Mohawk Industries, Inc. Senior Notes 7.20% due 04/15/12	135,000	135,879

Theaters — 0.3%
AMC Entertainment, Inc. Senior Sub. Notes 8.00% due 03/01/14	580,000	545,200
AMC Entertainment, Inc. Senior Notes 8.75% due 06/01/19	400,000	397,000

		942,200

Transactional Software — 0.2%
Open Solutions, Inc. Company Guar. Notes 9.75% due 02/01/15*	1,180,000	772,900

Transport - Air Freight — 0.4%
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class A-2 6.88% due 01/02/11	122,789	105,598
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class A-1 7.20% due 01/02/19	435,427	296,091
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class B 7.63% due 01/02/15	478,651	282,404

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount(12)	Market Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Transport - Air Freight (continued)
Atlas Air, Inc. Pass Through Certs. Series 2000-1, Class A 8.71% due 01/02/19	$566,685	$396,679
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class C 8.77% due 01/02/11	37,457	14,983
Atlas Air, Inc. Pass Through Certs. Series 2000-1, Class B 9.06% due 07/02/17	180,748	142,791

		1,238,546

Transport - Rail — 0.2%
CSX Corp. Senior Notes 6.15% due 05/01/37	145,000	147,313
CSX Corp. Debentures 7.90% due 05/01/17	206,000	241,661
Union Pacific Corp. Senior Notes 5.75% due 11/15/17	338,000	361,872

		750,846

Transport - Services — 0.1%
Bristow Group, Inc. Senior Notes 7.50% due 09/15/17	355,000	335,475
PHI, Inc. Company Guar. Notes 7.13% due 04/15/13	200,000	185,500

		520,975

Wireless Equipment — 0.1%
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Notes 7.75% due 05/01/17*	200,000	202,000

Total U.S. Corporate Bonds & Notes
(cost $141,260,718)		138,265,189

FOREIGN CORPORATE BONDS & NOTES — 6.1%
Banks - Commercial — 0.6%
Australia & New Zealand Banking Group, Ltd. Sub. Notes 1.71% due 10/30/09(4)(9)	280,000	140,000
Barclays Bank PLC Jr. Sub. Notes 5.93% due 12/15/16*(4)(9)	260,000	179,400
Barclays Bank PLC Sub. Notes 6.05% due 12/04/17*	252,000	248,712
Caisse Nationale des Caisses d’Epargne et de Prevoyance Senior Notes 3.82% due 12/30/09(4)(9)	78,000	47,580
Lloyds Banking Group PLC Jr. Sub. Notes 5.92% due 10/01/15*(4)(9)	130,000	54,600
Rabobank Nederland NV Senior Notes 4.20% due 05/13/14*	270,000	279,644
Standard Chartered PLC Senior Notes 5.50% due 11/18/14*	200,000	214,673

Security Description	Principal Amount(12)	Market Value (Note 2)

Banks - Commercial (continued)
Svenska Handelsbanken AB Senior Notes 4.88% due 06/10/14*	$140,000	$146,563
Westpac Banking Corp. Sub. Notes 1.91% due 03/31/10(4)(9)	570,000	299,250
Westpac Banking Corp. Senior Notes 4.20% due 02/27/15	120,000	120,759
Woori Bank Notes 7.00% due 02/02/15*	300,000	317,072

		2,048,253

Banks - Money Center — 0.1%
Bank of Scotland PLC Senior Sub. Notes 1.50% due 11/30/09(4)(9)	310,000	139,500
KBC Internationale Financieringsmaatschappij NV Bank Guar. Notes 6.00% due 02/07/10(24)	132,000	82,170

		221,670

Cellular Telecom — 0.0%
Vodafone Group PLC Senior Notes 4.15% due 06/10/14	60,000	61,458
Vodafone Group PLC Senior Notes 5.38% due 01/30/15	67,000	70,506

		131,964

Containers - Metal/Glass — 0.1%
Rexam PLC Senior Notes 6.75% due 06/01/13*	173,000	180,998

Diversified Banking Institutions — 0.0%
Credit Agricole SA Jr. Sub. Notes 6.64% due 05/31/17*(4)(9)	175,000	115,500

Diversified Manufacturing Operations — 0.1%
Bombardier, Inc. Senior Notes 8.00% due 11/15/14*	335,000	327,044

Diversified Minerals — 0.3%
Anglo American Capital PLC Company Guar. Notes 9.38% due 04/08/19*	243,000	284,310
Teck Resources, Ltd. Senior Sec. Notes 10.25% due 05/15/16	500,000	552,500
Teck Resources, Ltd. Senior Sec. Notes 10.75% due 05/15/19	355,000	404,256

		1,241,066

Diversified Operations — 0.0%
Hutchison Whampoa International, Ltd. Company Guar. Notes 7.63% due 04/09/19*	100,000	114,864

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount(12)	Market Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Electric - Integrated — 0.4%
Electricite de France Notes 6.50% due 01/26/19*	$592,000	$675,985
Electricite de France Notes 6.95% due 01/26/39*	360,000	439,640
Empresas Publicas de Medellin E.S.P. Senior Notes 7.63% due 07/29/19*	200,000	212,000

		1,327,625

Finance - Investment Banker/Broker — 0.1%
Macquarie Group, Ltd. Notes 7.30% due 08/01/14*	228,000	237,030

Finance - Other Services — 0.1%
BP Capital Markets PLC Company Guar. Notes 3.88% due 03/10/15	360,000	371,783

Food - Meat Products — 0.2%
JBS SA Company Guar. Notes 9.38% due 02/07/11	375,000	380,625
JBS SA Senior Notes 10.50% due 08/04/16*	200,000	200,000

		580,625

Gas - Distribution — 0.1%
Korea Gas Corp. Senior Notes 6.00% due 07/15/14*	200,000	209,234

Independent Power Producers — 0.0%
AES Drax Energy, Ltd. Sec. Notes 11.50% due 08/30/10†(6)(18)(22)	175,000	175

Insurance - Multi - line — 0.1%
Aegon NV Senior Notes 3.60% due 07/15/14(4)(9)	62,000	26,040
XL Capital, Ltd. Senior Notes 5.25% due 09/15/14	219,000	198,719
XL Capital, Ltd. Senior Notes 6.38% due 11/15/24	142,000	112,265

		337,024

Investment Companies — 0.0%
Xstrata Finance Canada, Ltd. Company Guar. Notes 6.90% due 11/15/37*	91,000	79,989

Medical Products — 0.1%
Angiotech Pharmaceuticals, Inc. Company Guar. Notes 4.42% due 12/01/13(4)	560,000	470,400

Medical - Drugs — 0.1%
Elan Finance PLC Company Guar. Bonds 7.75% due 11/15/11	240,000	232,800

Security Description	Principal Amount(12)	Market Value (Note 2)

Metal - Diversified — 0.0%
Noranda, Inc. Notes 6.00% due 10/15/15	$156,000	$148,405

Multimedia — 0.0%
Quebecor Media, Inc. Senior Notes 7.75% due 03/15/16	125,000	117,812

Oil Companies - Exploration & Production — 0.7%
Compton Petroleum Finance Corp. Company Guar. Notes 7.63% due 12/01/13	945,000	652,050
KazMunaiGaz Finance Sub BV Company Guar. Notes 11.75% due 01/23/15*	250,000	270,313
Nexen, Inc. Senior Notes 5.88% due 03/10/35	159,000	139,835
Nexen, Inc. Senior Notes 7.50% due 07/30/39	145,000	151,881
OPTI Canada, Inc. Senior Sec. Notes 7.88% due 12/15/14	1,350,000	864,000
OPTI Canada, Inc. Senior Notes 8.25% due 12/15/14	235,000	152,750
Talisman Energy, Inc. Senior Notes 7.75% due 06/01/19	240,000	279,279
Woodside Finance, Ltd. Company Guar. Notes 8.13% due 03/01/14*	124,000	137,377

		2,647,485

Oil Companies - Integrated — 0.3%
Ecopetrol SA Notes 7.63% due 07/23/19*	200,000	213,260
Petroleum Co. of Trinidad & Tobago, Ltd. Senior Notes 9.75% due 08/14/19*	350,000	380,187
Petronas Capital, Ltd. Company Guar. Notes 5.25% due 08/12/19*	350,000	348,355

		941,802

Oil - Field Services — 0.2%
North American Energy Partners, Inc. Senior Notes 8.75% due 12/01/11	590,000	542,800

Paper & Related Products — 0.1%
PE Paper Escrow GmbH Senior Sec. Notes 12.00% due 08/01/14*	275,000	284,136

Pipelines — 0.0%
Kinder Morgan Finance Co. ULC Company Guar. Notes 5.70% due 01/05/16	78,000	71,370

Printing - Commercial — 0.0%
Quebecor World Capital Corp. Company Guar. Notes 8.75% due 03/15/16†*(18)(20)	800,000	72,000

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount(12)	Market Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Real Estate Operations & Development — 0.0%
Atlantic Finance, Ltd. Notes 8.75% due 05/27/14*	$140,000	$138,592

Satellite Telecom — 0.7%
Intelsat Intermediate Holding Co., Ltd. Company Guar. Notes 9.50% due 02/01/15(8)	600,000	585,000
Intelsat Subsidiary Holding Co., Ltd. Company Guar. Notes 8.50% due 01/15/13	475,000	478,562
Intelsat Subsidiary Holding Co., Ltd. Company Guar. Notes 8.88% due 01/15/15	275,000	277,063
Intelsat Subsidiary Holding Co., Ltd. Senior Notes 8.88% due 01/15/15*	1,000,000	1,002,500

		2,343,125

Special Purpose Entities — 0.2%
CCL Finance, Ltd. Company Guar. Notes 9.50% due 08/15/14*	210,000	216,300
Grupo Petrotemex SA de CV Senior Notes 9.50% due 08/19/14*	230,000	237,475
Hellas Telecommunications Luxembourg II Sub. Notes 6.26% due 01/15/15*(4)	560,000	95,200
SMFG Preferred Capital, Ltd. Sub. Notes 6.08% due 01/25/17*(4)(9)	121,000	105,200

		654,175

Steel - Producers — 0.0%
ArcelorMittal Senior Notes 6.13% due 06/01/18	100,000	95,713

Telecom Services — 0.7%
Alestra SA Senior Notes 11.75% due 08/11/14*	110,000	117,232
Global Crossing UK Finance PLC Company Guar. Notes 10.75% due 12/15/14	676,000	608,400
Wind Acquisition Finance SA Company Guar. Bonds 10.75% due 12/01/15*	310,000	333,250
Wind Acquisition Finance SA Senior Notes 11.75% due 07/15/17*	1,235,000	1,339,975

		2,398,857

Telephone - Integrated — 0.5%
British Telecommunications PLC Bonds 9.63% due 12/15/30	170,000	213,771
Q - Tel International Finance, Ltd. Company Guar. Notes 6.50% due 06/10/14*	215,000	232,967
Telecom Italia Capital SA Company Guar. Notes 4.95% due 09/30/14	831,000	857,660
Telefonica Emisiones SAU Company Guar. Notes 5.88% due 07/15/19	240,000	261,074

Security Description		Principal Amount(12)	Market Value (Note 2)

Telephone - Integrated (continued)
Telemar Norte Leste SA Senior Notes 9.50% due 04/23/19*		$100,000	$117,743

			1,683,215

Transport - Marine — 0.0%
BW Group, Ltd. Notes 6.63% due 06/28/17		100,000	87,000

Transport - Rail — 0.2%
Canadian National Railway Co. Senior Notes 6.38% due 10/15/11		315,000	345,620
Canadian Pacific Railway Co. Notes 6.50% due 05/15/18		300,000	320,685

			666,305

Warehousing & Harbor Transportation Services — 0.1%
DP World, Ltd. Notes 6.85% due 07/02/37		290,000	224,025

Total Foreign Corporate Bonds & Notes
(cost $21,712,972)			21,344,861

FOREIGN GOVERNMENT AGENCIES — 22.3%
Sovereign — 22.3%
Banco Nacional de Desenvolvimento Economico e Social
Notes 6.50% due 06/10/19*		100,000	104,250
Credit Suisse First Boston International for City of Kiev Ukraine Bonds 8.00% due 11/06/15		230,000	162,173
Federal Republic of Brazil Notes 5.88% due 01/15/19		650,000	671,125
Federal Republic of Brazil Bonds 6.00% due 01/17/17		540,000	564,300
Federal Republic of Brazil Bonds 7.13% due 01/20/37		250,000	276,250
Federal Republic of Brazil Notes 8.00% due 01/15/18		1,142,778	1,299,910
Federal Republic of Brazil Bonds 8.25% due 01/20/34		900,000	1,111,500
Federal Republic of Brazil Notes 8.75% due 02/04/25		875,000	1,097,250
Federal Republic of Brazil Bonds 8.88% due 10/14/19		670,000	835,155
Federal Republic of Brazil Notes 11.00% due 08/17/40		1,165,000	1,531,392
Federal Republic of Brazil Bonds 12.50% due 01/05/22	BRL	910,000	535,947
Federal Republic of Germany Bonds 4.25% due 07/04/14	EUR	230,000	356,264

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description		Principal Amount(12)	Market Value (Note 2)

FOREIGN GOVERNMENT AGENCIES (continued)
Sovereign (continued)
Federal Republic of Germany Bonds 4.25% due 07/04/39	EUR	510,000	$767,649
Federal Republic of Germany Bonds 5.25% due 07/04/10	EUR	975,000	1,450,860
Government of Australia Bonds 6.00% due 02/15/17	AUD	1,630,000	1,431,240
Government of Australia Bonds 6.25% due 06/15/14	AUD	1,800,000	1,581,971
Government of Australia Bonds 6.50% due 05/15/13	AUD	2,280,000	2,009,341
Government of Canada Notes 3.00% due 06/01/14	CAD	1,425,000	1,329,887
Government of Canada Bonds 3.75% due 06/01/12	CAD	2,188,000	2,104,237
Government of Canada Notes 4.25% due 06/01/18	CAD	1,560,000	1,535,932
Government of Japan Bonds 1.30% due 06/20/12	JPY	157,000,000	1,732,971
Government of Japan Bonds 1.40% due 06/20/12	JPY	23,300,000	257,953
Government of Japan Bonds 1.40% due 12/20/15	JPY	237,000,000	2,640,903
Government of Japan Bonds 1.70% due 09/20/17	JPY	219,000,000	2,472,292
Government of Japan Bonds 2.10% due 03/20/27	JPY	81,000,000	884,173
Government of Netherlands Bonds 3.25% due 07/15/15	EUR	933,000	1,365,837
Government of Poland Bonds 6.38% due 07/15/19		545,000	584,715
Kingdom of Norway Bonds 5.00% due 05/15/15	NOK	16,460,000	2,902,172
Kingdom of Norway Bonds 6.50% due 05/15/13	NOK	13,250,000	2,441,775
Kingdom of Spain Bonds 3.15% due 01/31/16	EUR	1,060,000	1,522,898
Kingdom of Sweden Bonds 4.00% due 12/01/09	SEK	5,600,000	794,004
Kingdom of Sweden Bonds 5.39% due 08/12/15	SEK	18,475,000	2,810,135
Kingdom of Sweden Bonds 5.50% due 10/08/12	SEK	11,100,000	1,712,439
Perusahaan Penerbit SBSN Notes 8.80% due 04/23/14*		130,000	146,250

Security Description		Principal Amount(12)	Market Value (Note 2)

Sovereign (continued)
Republic of Argentina Notes 2.50% due 12/31/38(13)	SEK	1,647,637	$448,981
Republic of Argentina Bonds 5.77% due 12/31/33		1,017,578	590,195
Republic of Colombia Notes 7.38% due 01/27/17		300,000	329,700
Republic of Colombia Notes 7.38% due 03/18/19		657,000	717,444
Republic of Colombia Bonds 7.38% due 09/18/37		975,000	1,018,875
Republic of Columbia Bonds 8.13% due 05/21/24		250,000	281,250
Republic of Georgia Bonds 7.50% due 04/15/13		1,300,000	1,218,750
Republic of Greece Bonds 6.00% due 07/19/19	EUR	675,000	1,081,324
Republic of Indonesia Bonds 6.63% due 02/17/37		565,000	522,698
Republic of Indonesia Senior Bonds 8.50% due 10/12/35		810,000	911,250
Republic of Italy Bonds 4.75% due 02/01/13	EUR	970,000	1,491,159
Republic of Panama Bonds 6.70% due 01/26/36		450,000	457,875
Republic of Peru Bonds 6.55% due 03/14/37		60,000	59,700
Republic of Peru Notes 7.35% due 07/21/25		429,000	467,610
Republic of Peru Bonds 8.75% due 11/21/33		380,000	468,350
Republic of Philippines Bonds 7.75% due 01/14/31		480,000	523,800
Republic of Philippines Bonds 8.38% due 06/17/19		1,253,000	1,464,444
Republic of Philippines Senior Notes 9.50% due 02/02/30		325,000	416,000
Republic of Philippines Notes 10.63% due 03/16/25		415,000	561,806
Republic of South Africa Bonds 6.88% due 05/27/19		425,000	456,344
Republic of South Korea Bonds 7.13% due 04/16/19		900,000	1,017,314
Republic of the Philippines Bonds 6.50% due 01/20/20		660,000	674,025

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description		Principal Amount(12)	Market Value (Note 2)

FOREIGN GOVERNMENT AGENCIES (continued)
Sovereign (continued)
Republic of the Philippines Bonds 8.38% due 06/17/19	EUR	132,000	$154,275
Republic of Turkey Notes 6.88% due 03/17/36		330,000	316,388
Republic of Turkey Bonds 7.00% due 09/26/16		465,000	491,738
Republic of Turkey Notes 7.00% due 06/05/20		540,000	560,925
Republic of Turkey Notes 7.38% due 02/05/25		550,000	579,563
Republic of Turkey Bonds 7.50% due 11/07/19		325,000	351,000
Republic of Turkey Notes 8.00% due 02/14/34		467,000	509,614
Republic of Turkey Notes 9.50% due 01/15/14		480,000	561,600
Republic of Turkey Senior Bonds 11.88% due 01/15/30		440,000	686,400
Republic of Uruguay Notes 7.63% due 03/21/36		200,000	204,500
Republic of Uruguay Bonds 8.00% due 11/18/22		740,000	795,500
Republic of Venezuela Bonds 5.75% due 02/26/16		570,000	390,450
Republic of Venezuela Bonds 7.65% due 04/21/25		360,000	214,200
Republic of Venezuela Notes 8.50% due 10/08/14		390,000	327,600
Republic of Venezuela Bonds 9.00% due 05/07/23		520,000	348,400
Republic of Venezuela Bonds 9.25% due 09/15/27		1,960,000	1,435,700
Republic of Venezuela Bonds 9.25% due 05/07/28		860,000	589,100
Republic of Venezuela Bonds 9.38% due 01/13/34		370,000	251,600
Russian Federation Senior Bonds 7.50% due 03/31/30(13)		5,438,400	5,574,360
Russian Federation Notes 12.75% due 06/24/28		190,000	283,309
United Mexican States Notes 5.63% due 01/15/17		1,024,000	1,036,800
United Mexican States Notes 5.88% due 02/17/14		550,000	580,250

Security Description	Principal Amount(12)	Market Value (Note 2)

Sovereign (continued)
United Mexican States Notes 5.95% due 03/19/19	$1,630,000	$1,656,080
United Mexican States Notes 6.05% due 01/11/40	250,000	234,375
United Mexican States Notes 6.75% due 09/27/34	625,000	648,437
United Mexican States Bonds 7.50% due 04/08/33	340,000	382,925
United Mexican States Notes 8.13% due 12/30/19	570,000	679,440
United Mexican States Bonds 8.30% due 08/15/31	310,000	378,200

Total Foreign Government Agencies
(cost $74,184,204)		78,426,773

FOREIGN GOVERNMENT TREASURIES — 1.9%
Sovereign — 1.9%
New South Wales Treasury Corp. Government Guar. Bonds 6.00% due 05/01/12	1,790,000	1,539,863
United Kingdom Gilt Treasury Bonds 4.50% due 03/07/13	1,135,000	1,987,524
United Kingdom Gilt Treasury Bonds 5.00% due 03/07/12	1,080,000	1,897,137
United Kingdom Gilt Treasury Bonds 5.00% due 03/07/18	740,000	1,358,944

Total Foreign Government Treasuries
(cost $6,437,784)		6,783,468

LOANS — 0.2%
Auto/Truck Parts & Equipment - Original — 0.2%
Lear Corp. 10.49% due 04/25/12(5)(14)(15)(20) (cost $580,000)	1,000,000	817,917

U.S. GOVERNMENT AGENCIES — 11.7%
Federal Home Loan Mtg. Corp. — 6.4%
4.13% due 07/12/10	200,000	206,381
4.50% due 02/01/20	284,796	296,158
4.50% due 08/01/20	98,199	102,117
4.50% due 03/01/23	812,257	836,667
4.50% due 01/01/39	650,329	654,420
5.00% due 09/01/18	371,816	392,859
5.00% due 07/01/20	258,916	271,951
5.00% due 05/01/34	484,218	499,473
5.00% due 02/01/35	74,648	77,000
5.00% due 07/01/35	302,119	311,354
5.00% due 10/01/35	203,340	209,555
5.00% due 11/01/35	725,676	747,857
5.00% due 11/01/37	349,738	359,609
5.00% due 03/01/38	510,505	524,913
5.33% due 12/01/35(4)	314,844	329,892
5.50% due 06/01/22	540,469	569,537
5.50% due 07/01/35	230,062	240,689
5.50% due 05/01/37	550,917	574,901
5.50% due 06/01/37	21,398	22,330
5.50% due 10/01/37	3,129,065	3,265,289

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount(12)	Market Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Federal Home Loan Mtg. Corp. (continued)
5.50% due 12/01/37	$389,361	$406,312
5.50% due 01/01/38	518,847	541,678
5.50% due 02/01/38	604,650	630,973
5.81% due 01/01/37(4)	237,939	250,802
5.95% due 10/01/36(4)	2,019,978	2,121,095
6.00% due 01/01/30	20,944	22,311
6.00% due 02/01/32	118,507	126,092
6.00% due 07/01/35	166,904	176,595
6.00% due 05/01/37	18,137	19,145
6.00% due 10/01/37	345,854	365,072
6.00% due 12/01/37	3,010,785	3,178,084
6.16% due 09/01/36(4)	50,881	53,438
6.50% due 07/01/29	3,456	3,720
6.50% due 12/01/35	1,435	1,531
6.50% due 02/01/36	117,209	125,054
6.50% due 11/01/37	414,529	441,863
6.88% due 09/15/10	772,000	822,587
7.00% due 06/01/29	13,038	14,316
Federal Home Loan Mtg. Corp. REMIC
Series 3102, Class PG 5.00% due 11/15/28	280,000	293,552
Series 3317, Class PD 5.00% due 09/15/31	360,000	378,650
Series 3116, Class PD 5.00% due 10/15/34	1,310,000	1,355,499
Series 3349, Class HB 5.50% due 06/15/31	642,000	675,839

		22,497,160

Federal National Mtg. Assoc. — 4.8%
4.50% due 06/01/19	257,760	269,655
4.50% due 01/01/39	239,733	241,391
4.75% due 12/15/10	251,000	264,522
5.00% due 03/15/16	163,000	178,614
5.00% due 01/01/23	696,622	727,190
5.00% due 04/01/23	510,378	532,774
5.00% due 10/01/35	843,154	868,663
5.00% due 01/01/37	102,478	105,354
5.00% due 03/01/37	120,622	124,007
5.00% due 05/01/37	23,145	23,795
5.00% due 06/01/37	443,159	455,597
5.00% due 07/01/37	695,695	715,220
5.00% due 09/01/37	756,330	777,557
5.00% due 05/01/38	3,029,194	3,113,569
5.37% due 01/01/37(4)	873,043	911,231
5.50% due 03/01/18	15,200	16,222
5.50% due 11/01/22	199,236	209,982
5.50% due 01/01/29	48,098	50,620
5.50% due 05/01/29	16,227	17,052
5.50% due 06/01/34	279,138	292,119
5.50% due 02/01/36(4)	153,335	161,520
5.50% due 09/01/36	1,781,840	1,860,247
5.50% due 11/01/36	6,195	6,467
5.50% due 11/01/36	45,618	47,625
5.50% due 04/01/37	496,942	518,266
5.50% due 03/01/38	326,149	340,024
5.50% due 03/01/38	207,805	216,645
6.00% due 02/01/32	56,149	59,690
6.00% due 10/01/34	2,574	2,727
6.00% due 10/01/34	2,516	2,666
6.00% due 07/01/37	243,697	257,010
6.00% due 08/01/37	647,102	682,453
6.00% due 10/01/37	589,793	622,013
6.50% due 12/01/31	66,413	71,720
6.50% due 02/01/35	71,315	76,501

Security Description	Principal Amount/ Shares(12)	Market Value (Note 2)

Federal National Mtg. Assoc. (continued)
6.50% due 07/01/36	$230,002	$246,511
6.50% due 11/01/37	1,310,788	1,404,258
8.50% due 08/01/31	10,111	11,550
Federal National Mtg. Assoc. REMIC
Series 2005 - 12, Class BE 5.00% due 11/25/30	350,000	367,171

		16,850,198

Government National Mtg. Assoc. — 0.5%
6.00% due 09/15/38	1,756,180	1,854,725

Total U.S. Government Agencies
(cost $39,564,723)		41,202,083

U.S. GOVERNMENT TREASURIES — 5.2%
United States Treasury Bonds — 0.9%
3.50% due 02/15/39	394,000	348,074
3.63% due 04/15/28 TIPS(16)	586,612	707,051
4.25% due 05/15/39	412,000	416,571
4.38% due 02/15/38	604,000	622,969
4.50% due 05/15/38	503,000	529,722
5.25% due 11/15/28	127,000	145,455
8.13% due 08/15/19	117,000	161,570

		2,931,412

United States Treasury Notes — 4.3%
0.88% due 05/31/11	1,500,000	1,501,465
2.00% due 11/30/13	328,000	327,001
2.13% due 01/31/10	500,000	503,887
2.25% due 05/31/14	2,106,000	2,100,899
2.38% due 08/31/14	144,000	143,899
2.63% due 06/30/14	2,127,000	2,154,751
2.75% due 02/28/13	105,000	108,773
2.75% due 02/15/19	860,000	814,111
3.25% due 05/31/16	2,000,000	2,035,468
3.38% due 07/31/13	449,000	474,011
3.50% due 02/15/18	234,000	236,998
3.63% due 12/31/12	900,000	959,062
3.63% due 08/15/19	220,000	224,125
3.88% due 05/15/18	57,000	59,262
4.00% due 02/15/15	500,000	536,289
4.25% due 08/15/15	90,000	97,566
4.50% due 11/15/15	536,000	588,176
4.63% due 11/15/16	130,000	143,295
4.88% due 04/30/11	1,700,000	1,814,485
6.50% due 02/15/10	300,000	308,449

		15,131,972

Total U.S. Government Treasuries
(cost $18,005,191)		18,063,384

COMMON STOCK — 0.2%
Building Products - Doors & Windows — 0.0%
Masonite Worldwide Holdings†	407	16,463

Energy - Alternate Sources — 0.0%
VeraSun Energy Corp.†(7)	50,000	0

Food - Misc. — 0.0%
Wornick Co.†(5)(6)(7)	1,722	86,100

Gambling (Non - Hotel) — 0.0%
Shreveport Gaming Holdings, Inc.†(5)(6)(7)	1,280	19,251

Independent Power Producers — 0.0%
Mirant Corp.†	902	15,199

Medical - Outpatient/Home Medical — 0.0%
Critical Care Systems International, Inc.†(5)(6)(7)	5,372	1,343

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

Security Description	Principal Amount/ Shares(12)	Market Value (Note 2)

COMMON STOCK (continued)
Oil Companies - Exploration & Production — 0.2%
EXCO Resources, Inc.†	41,578	$609,534

Paper & Related Products — 0.0%
Caraustar Industries, Inc.†(7)	42	70,434

Retail - Music Store — 0.0%
MTS, Inc.†(5)(6)(7)	3,863	0

Total Common Stock
(cost $1,460,377)		818,324

PREFERRED STOCK — 0.3%
Banks - Commercial — 0.1%
CoBank ACB 11.00%*	5,396	265,079

Banks - Money Center — 0.1%
Santander Finance Preferred SA 4.00%(4)	11,600	182,468

Banks - Super Regional — 0.0%
Wachovia Capital Trust IX 6.38%	4,350	87,870

Diversified Financial Services — 0.0%
General Electric Capital Corp. 8.00%(8)	6,436	144,166

Finance - Mortgage Loan/Banker — 0.0%
Freddie Mac 0.00%(4)	5,100	10,914

Special Purpose Entity — 0.1%
Structured Repackaged Asset - Backed Trust Securities 3.00%(4)	9,200	165,600

Total Preferred Stock
(cost $1,126,254)		856,097

WARRANTS — 0.0%
Building Products - Doors & Windows — 0.0%
Masonite Worldwide Holdings Expires 06/09/14 (strike price $55.31)†	1,970	6,895
Masonite Worldwide Holdings Expires 06/09/16 (strike price $55.31)†	1,477	5,169

		12,064

Oil Companies - Exploration & Production — 0.0%
Transmeridian Exploration, Inc. Expires 12/15/10 (strike price $4.31)†(7)	6,905	0

Total Warrants
(cost $18,990)		12,064

Total Long - Term Investment Securities
(cost $311,478,973)		312,552,085

REPURCHASE AGREEMENT — 9.1%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 08/31/09, to be repurchased 09/01/09 in the amount of $32,087,009 and collateralized by $33,070,000 of United States Treasury Bills, bearing interest at 0.35% due 12/31/09 and having an approximate value of $33,050,158 (cost $32,087,000)	$32,087,000	32,087,000

TOTAL INVESTMENTS
(cost $343,565,973)(17)	98.0%	344,639,085
Other assets less liabilities	2.0	6,858,737

NET ASSETS	100.0%	$351,497,822

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At August 31, 2009, the aggregate value of these securities was $44,660,355 representing 12.7% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
†	Non-income producing security
(1)	Commercial Mortgage Backed Security
(2)	Collateralized Mortgage Obligation
(3)	Variable Rate Security—the rate reflected is as of August 31, 2009, maturity date reflects the stated maturity date.
(4)	Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of August 31, 2009.
(5)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contactual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of August 31, 2009, the Strategic Bond Fund held the following restricted securities:

Name	Acquisi- tion Date	Principal Amount/ Shares	Acquisi- tion Cost	Market Value	Market Value Per Share	Value as a % of Net Assets
Critical Care Systems International, Inc. Common Stock	06/17/04	635	$0
	11/09/04	4,737	0

		5,372	0	$1,343	$0.25	0.00%

ICO North America, Inc. Notes 7.50% due 08/15/09	08/11/05	$125,000	125,000
	02/15/08	5,000	5,000
	09/11/08	5,000	5,000
	02/15/09	5,000	5,000

		140,000	140,000	49,000	35.00	0.01

Lear Corp. Loan Agreement 10.49% due 04/25/12	05/13/09	$1,000,000	580,000	817,917	81.79	0.23

MTS, Inc. Senior Notes 10.00% due 03/15/09	03/16/04	$12,337	44,410
	09/03/04	681	681
	03/19/05	715	143
	09/04/05	751	195
	03/04/06	789	205

		15,273	45,634	305	2.00	0.00

MTS, Inc. Common Stock	03/16/04	3,863	0	0	0.00	0.00
Shreveport Gaming Holdings, Inc. Common Stock	07/21/05	257	5,885
	07/29/05	1,023	23,552

		1,280	29,437	19,251	15.04	0.01

Wornick Co. Common Stock	08/08/08	1,722	225,265	86,100	50.00	0.02

				$973,916		0.27%

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2009 — (continued)

(6)	Illiquid security. At August 31, 2009, the aggregate value of these securities was $694,874 representing 0.2% of net assets.
(7)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(8)	“Step-up” security where the rate increases (“steps-up”) at a predetermined rate. Rate shown reflects the increased rate.
(9)	Perpetual maturity—maturity date reflects the next call date.
(10)	PIK (“Payment-in-Kind”) security. Bond or preferred stock that pays interest/dividends in the form of additional bonds or preferred stocks.
(11)	Income may be received in cash or additional bonds at the discretion of the issuer.
(12)	Denominated in United States dollars unless otherwise indicated.
(13)	“Step-up” security where the rate increases (“steps-up”) at a predetermined rate. Rate shown reflects the stated rate.
(14)	The Fund invests in Senior Loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior Loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.
(15)	Senior Loans in the Fund’s Portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities.
(16)	Principal amount of security is adjusted for inflation.
(17)	See Note 5 for cost of investments on a tax basis.
(18)	Bond in default
(19)	Bond is in default and did not pay principal at maturity.
(20)	Company has filed for Chapter 11 bankruptcy protection.
(21)	Company has filed for Chapter 7 bankruptcy protection.
(22)	Company has filed for bankruptcy in country of issuance.
(23)	Bond is in default of interest subsequent to August 31, 2009.
(24)	Variable Rate Security—the rate reflected is as of August 31, 2009, maturity date reflects the next reset date.

TIPS—Treasury Inflation Protected Securities

REMIC—Real Estate Mortgage Investment Conduit

Currency Legend

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2009 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Long-Term Investment Securities:
Asset Backed Securities	$–	$5,871,175	$–	$5,871,175
Convertible Bonds & Notes	–	41,750	49,000	90,750
U.S. Corporate Bonds & Notes	–	135,139,955	3,125,234	138,265,189
Foreign Corporate Bonds & Notes	–	21,344,861	–	21,344,861
Foreign Government Agencies	–	78,426,773	–	78,426,773
Foreign Government Treasuries	–	6,783,468	–	6,783,468
Loans	–	817,917	–	817,917
U.S. Government Agencies	–	41,202,083	–	41,202,083
U.S. Government Treasuries	18,063,384	–	–	18,063,384
Common Stock	641,196	–	177,128	818,324
Preferred Stock	591,018	265,079	–	856,097
Warrants	12,064	–	0	12,064
Repurchase Agreement	–	32,087,000	–	32,087,000

Total	$19,307,662	$321,980,061	$3,351,362	$344,639,085

The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

	Convertible Bonds & Notes	U.S. Corporate Bonds & Notes	Loans	Common Stock	Preferred Stock	Warrants
Balance as of 8/31/2008	$104,000	$470,831	$1,217,669	$110,871	$91,210	$69
Accrued discounts/ premiums	–	(311)	427	–	–	–
Realized gain(loss)	–	35,555	(24,916)	(15)	(116,546)	–
Change in unrealized appreciation (depreciation)	(65,000)	(531,330)	117,742	66,274	25,336	(69)
Net purchases (sales)	10,000	1,198,529	(1,310,922)	(2)	(0)	–
Transfers in and/or out of Level 3	–	1,951,960	–	–	–	–

Balance as of 8/31/2009	$49,000	$3,125,234	$–	$177,128	$–	$0

See Notes to Financial Statements

VALIC Company II

STATEMENT OF ASSETS AND LIABILITIES — August 31, 2009

	AGGRESSIVE GROWTH LIFESTYLE FUND	CAPITAL APPRECIATION FUND	CONSERVATIVE GROWTH LIFESTYLE FUND	CORE BOND FUND	HIGH YIELD BOND FUND	INTERNATIONAL SMALL CAP EQUITY
ASSETS:
Long-term investment securities, at market value (unaffiliated)*	$–	$48,547,911	$–	$146,168,308	$176,528,598	$536,355,981
Long-term investment securities, at market value (affiliated)*	93,779,196	–	57,736,775	–	–	–
Short-term investment securities, at market value (unaffiliated)*	–	–	–	–	–	–
Short-term investment securities, at market value (affiliated)*	–	–	–	–	–	–
Repurchase agreements (cost approximates market value)	–	–	–	12,099,000	5,234,000	13,602,000

Total Investments	93,779,196	48,547,911	57,736,775	158,267,308	181,762,598	549,957,981

Cash	15,497	22,088	9,185	886	40,673	355
Foreign cash*	–	–	–	–	–	1,964,427
Receivable for:
Trust shares sold	140,802	27,667	34,524	385,818	496,985	196,696
Dividends and interest	–	74,323	–	1,592,377	4,423,040	478,828
Investments sold	–	–	–	2,641,732	6,487,507	35,181,107
Prepaid expenses and other assets	6,977	10,487	6,627	10,729	10,093	16,738
Due from investment adviser for expense reimbursements/fee waivers	20,576	8,096	21,001	15,912	–	8,623

TOTAL ASSETS	93,963,048	48,690,572	57,808,112	162,914,762	193,220,896	587,804,755

LIABILITIES:
Payable for:
Trust shares reacquired	5,514	1,531	3,307	16,935	23,035	109,160
Investments purchased	135,287	–	31,217	2,546,741	1,567,492	23,785,539
Investment advisory and management fees	7,811	23,522	4,826	66,228	102,751	385,830
Shareholder services fee	–	10,692	–	33,114	40,159	117,918
Administrative service fee	–	2,994	–	9,272	11,244	33,017
Transfer agent fees and expenses	289	480	343	504	496	486
Trustees’ fees and expenses	69,262	80,828	57,877	157,880	134,419	366,832
Other accrued expenses	49,076	60,622	51,962	112,886	95,291	280,641
Variation margin on futures contracts	–	–	–	–	–	–
Due to custodian	–	–	–	–	–	–

TOTAL LIABILITIES	267,239	180,669	149,532	2,943,560	1,974,887	25,079,423

NET ASSETS	$93,695,809	$48,509,903	$57,658,580	$159,971,202	$191,246,009	$562,725,332

NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share	$134,544	$64,563	$60,040	$160,539	$281,886	$513,888
Additional paid-in capital	123,436,595	75,539,221	61,532,285	162,047,716	231,238,891	782,244,043
Accumulated undistributed net investment income (loss)	1,563,756	378,294	1,881,837	8,644,148	17,716,611	6,587,486
Accumulated undistributed net realized gain (loss) on investments, futures contracts, securities sold short, foreign exchange transactions and capital gain distributions received from underlying funds	(44,851,438)	(26,428,778)	(13,362,300)	(10,005,354)	(47,291,333)	(302,575,094)
Unrealized appreciation (depreciation) on investments	13,412,352	(1,043,397)	7,546,718	(875,847)	(10,700,046)	76,010,136
Unrealized appreciation (depreciation) on futures contracts and options contracts	–	–	–	–	–	–
Unrealized foreign exchange gain (loss) on other assets and liabilities	–	–	–	–	–	(55,127)

NET ASSETS	$93,695,809	$48,509,903	$57,658,580	$159,971,202	$191,246,009	$562,725,332

SHARES OF BENEFICIAL INTEREST:
Authorized (Par value $0.01 per share)	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Outstanding	13,454,410	6,456,326	6,003,955	16,053,912	28,188,555	51,388,795
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$6.96	$7.51	$9.60	$9.96	$6.78	$10.95

* Cost
Long-term investment securities (unaffiliated)	$–	$49,591,308	$–	$147,044,155	$187,228,644	$460,345,845

Long-term investment securities (affiliated)	$80,366,844	$–	$50,190,057	$–	$–	$–

Short-term investment securities (unaffiliated)	$–	$–	$–	$–	$–	$–

Short-term investment securities (affiliated)	$–	$–	$–	$–	$–	$–

Foreign cash	$–	$–	$–	$–	$–	$1,966,120

See Notes to Financial Statements

VALIC Company II

STATEMENT OF ASSETS AND LIABILITIES — August 31, 2009 — (continued)

	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP VALUE FUND	MODERATE GROWTH LIFESTYLE FUND	MONEY MARKET II FUND
ASSETS:
Long-term investment securities, at market value (unaffiliated)*	$156,724,542	$153,594,628	$473,065,581	$–	$–
Long-term investment securities, at market value (affiliated)*	–	–	–	141,931,692	–
Short-term investment securities, at market value (unaffiliated)*	–	–	2,136,000	–	220,910,809
Short-term investment securities, at market value (affiliated)*	958,928	–	–	–	–
Repurchase agreements (cost approximates market value)	–	4,984,000	3,654,000	–	36,736,000

Total Investments	157,683,470	158,578,628	478,855,581	141,931,692	257,646,809

Cash	–	872	683	14,627	8,364
Foreign cash*	–	2	38	–	–
Receivable for:
Trust shares sold	139,462	126,096	306,017	224,328	48,176
Dividends and interest	300,614	57,283	684,690	–	180,285
Investments sold	–	1,204,082	3,672,496	–	–
Prepaid expenses and other assets	14,629	59,612	57,475	8,031	19,017
Due from investment adviser for expense reimbursements/fee waivers	5,568	34,261	–	17,229	16,859

TOTAL ASSETS	158,143,743	160,060,836	483,576,980	142,195,907	257,919,510

LIABILITIES:
Payable for:
Trust shares reacquired	9,369	41,904	28,418	8,464	1,165,048
Investments purchased	20	854,915	4,108,372	215,864	3,004,929
Investment advisory and management fees	66,092	100,789	288,541	11,827	54,633
Shareholder services fee	33,046	33,721	100,397	–	54,633
Administrative service fee	9,253	9,442	28,111	–	15,297
Transfer agent fees and expenses	476	447	1,573	289	173
Trustees’ fees and expenses	205,406	97,425	405,556	115,205	223,825
Other accrued expenses	109,272	81,155	158,773	57,931	159,130
Variation margin on futures contracts	–	–	–	–	–
Due to custodian	–	–	–	–	–

TOTAL LIABILITIES	432,934	1,219,798	5,119,741	409,580	4,677,668

NET ASSETS	$157,710,809	$158,841,038	$478,457,239	$141,786,327	$253,241,842

NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share	$168,254	$274,549	$376,344	$140,087	$2,538,295
Additional paid-in capital	277,595,530	212,952,656	619,774,482	159,312,844	251,288,511
Accumulated undistributed net investment income (loss)	2,644,385	(123,818)	4,668,055	3,282,609	26,499
Accumulated undistributed net realized gain (loss) on investments, futures contracts, securities sold short, foreign exchange transactions and capital gain distributions received from underlying funds	(131,875,053)	(69,352,215)	(160,692,256)	(43,977,785)	(611,463)
Unrealized appreciation (depreciation) on investments	9,177,693	15,089,702	14,328,585	23,028,572	–
Unrealized appreciation (depreciation) on futures contracts and options contracts	–	–	–	–	–
Unrealized foreign exchange gain (loss) on other assets and liabilities	–	164	2,029	–	–

NET ASSETS	$157,710,809	$158,841,038	$478,457,239	$141,786,327	$253,241,842

SHARES OF BENEFICIAL INTEREST:
Authorized (Par value $0.01 per share)	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Outstanding	16,825,382	27,454,908	37,634,357	14,008,703	253,829,528
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.37	$5.79	$12.71	$10.12	$1.00

* Cost
Long-term investment securities (unaffiliated)	$147,546,849	$138,504,926	$458,736,996	$118,903,120	$–

Long-term investment securities (affiliated)	$–	$–	$–	$–	$–

Short-term investment securities (unaffiliated)	$–	$–	$2,136,000	$–	$220,910,809

Short-term investment securities (affiliated)	$958,928	$–	$–	$–	$–

Foreign cash	$–	$2	$38	$–	$–

See Notes to Financial Statements

VALIC Company II

STATEMENT OF ASSETS AND LIABILITIES — August 31, 2009 — (continued)

	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	SOCIALLY RESPONSIBLE FUND	STRATEGIC BOND FUND
ASSETS:
Long-term investment securities, at market value (unaffiliated)*	$41,118,053	$335,778,672	$624,977,909	$312,552,085
Long-term investment securities, at market value (affiliated)*	–	–	–	–
Short-term investment securities, at market value (unaffiliated)*	1,390,000	–	27,499,630	–
Short-term investment securities, at market value (affiliated)*	–	–	–	–
Repurchase agreements (cost approximates market value)	–	9,715,000	3,730,000	32,087,000

Total Investments	42,508,053	345,493,672	656,207,539	344,639,085

Cash	2,065	752	759	–
Foreign cash*	–	–	–	1,093,854
Receivable for:
Trust shares sold	39,528	412,592	5,256	427,928
Dividends and interest	5,717	423,892	970,912	5,601,501
Investments sold	–	850,187	–	3,693,844
Prepaid expenses and other assets	10,571	14,045	221,534	11,217
Due from investment adviser for expense reimbursements/fee waivers	12,537	22,959	3,473	–

TOTAL ASSETS	42,578,471	347,218,099	657,409,473	355,467,429

LIABILITIES:
Payable for:
Trust shares reacquired	10,527	64,690	111,007	19,535
Investments purchased	88,851	876,031	–	3,165,933
Investment advisory and management fees	30,218	192,451	138,498	162,003
Shareholder services fee	8,888	72,386	138,498	72,508
Administrative service fee	2,488	20,268	38,779	20,302
Transfer agent fees and expenses	513	439	567	810
Trustee’s fees and expenses	65,708	178,927	422,170	208,346
Other accrued expenses	61,374	123,863	190,995	216,584
Variation margin on futures contracts	–	137,640	236,775	–
Due to custodian	–	–	–	103,586

TOTAL LIABILITIES	268,567	1,666,695	1,277,289	3,969,607

NET ASSETS	$42,309,904	$345,551,404	$656,132,184	$351,497,822

NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share	$45,456	$349,814	$734,795	$341,439
Additional paid-in capital	54,079,373	416,445,523	953,123,292	370,372,184
Accumulated undistributed net investment income (loss)	(70,938)	3,540,183	10,826,622	17,992,786
Accumulated undistributed net realized gain (loss) on investments, futures contracts, securities sold short, foreign exchange transactions and capital gain distributions received from underlying funds	(12,421,674)	(45,298,753)	(317,238,545)	(38,329,535)
Unrealized appreciation (depreciation) on investments	677,687	(30,275,352)	5,589,257	1,073,112
Unrealized appreciation (depreciation) on futures contracts and options contracts	–	789,989	3,096,763	–
Unrealized foreign exchange gain (loss) on other assets and liabilities	–	–	–	47,836

NET ASSETS	$42,309,904	$345,551,404	$656,132,184	$351,497,822

SHARES OF BENEFICIAL INTEREST:
Authorized (Par value $0.01 per share)	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Outstanding	4,545,636	34,981,421	73,479,474	34,143,883
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.31	$9.88	$8.93	$10.29

* Cost
Long-term investment securities (unaffiliated)	$40,440,366	$366,054,024	$619,388,652	$311,478,973

Long-term investment securities (affiliated)	$–	$–	$–	$–

Short-term investment securities (unaffiliated)	$1,390,000	$–	$27,499,630	$–

Short-term investment securities (affiliated)	$–	$–	$–	$–

Foreign cash	$–	$–	$–	$1,068,719

See Notes to Financial Statements

VALIC Company II

STATEMENT OF OPERATIONS — For the Year Ended August 31, 2009

	AGGRESSIVE GROWTH LIFESTYLE FUND	CAPITAL APPRECIATION FUND	CONSERVATIVE GROWTH LIFESTYLE FUND	CORE BOND FUND	HIGH YIELD BOND FUND
INVESTMENT INCOME:
Dividends (unaffiliated)	$–	$947,438	$–	$105,118	$41,500
Dividends (affiliated)	1,701,163	–	1,990,008	–	–
Interest (unaffiliated)	163	4,181	–	9,842,137	19,640,624

Total investment income*	1,701,326	951,619	1,990,008	9,947,255	19,682,124

EXPENSES:
Investment advisory and management fees	75,124	328,862	50,461	808,526	1,123,823
Administrative service fee	–	41,855	–	113,224	113,610
Shareholder services fee	–	149,483	–	404,371	405,752
Transfer agent fees and expenses	1,193	1,874	1,254	1,901	1,892
Registration fees	641	641	641	641	641
Custodian and accounting fees	14,529	10,846	14,749	80,217	51,318
Reports to shareholders	26,279	16,059	16,853	65,208	61,459
Audit and tax fees	28,655	30,535	33,183	34,632	33,302
Legal fees	18,977	17,807	16,536	29,203	33,989
Trustees’ fees and expenses	16,445	27,106	9,075	41,596	53,246
Interest expense	58	1,582	–	1,850	–
Interest expense on securities sold short	–	–	–	–	39,190
Other expenses	10,137	5,940	13,447	9,336	8,447

Total expenses before fee waivers, expense reimbursements, and fees paid indirectly	192,038	632,590	156,199	1,590,705	1,926,669

Fees waived and expenses reimbursed by investment advisor (Note 3)	(116,916)	(124,348)	(105,738)	(345,242)	(280,702)
Fees paid indirectly (Note 7)	–	–	–	–	–

Net expenses	75,122	508,242	50,461	1,245,463	1,645,967

Net investment income (loss)	1,626,204	443,377	1,939,547	8,701,792	18,036,157

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	–	(16,022,420)	–	(6,920,989)	(41,288,465)
Net realized gain (loss) on investments (affiliated)	(30,379,452)	–	(12,555,353)	–	–
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	2,124,571	–	987,611	–	–
Net realized gain (loss) on futures contracts	–	–	–	–	–
Net realized gain (loss) on securities sold short	–	–	–	–	(177,938)
Net realized foreign exchange gain (loss) on other assets and liabilities	–	–	–	–	2,622

Net realized gain (loss) on investments and foreign currencies	(28,254,881)	(16,022,420)	(11,567,742)	(6,920,989)	(41,463,781)

Change in unrealized appreciation (depreciation) on investments (unaffiliated)	–	(10,135,724)	–	6,557,132	10,088,701
Change in unrealized appreciation (depreciation) on investments (affiliated)	18,732,132	–	8,830,618	–	–
Change in unrealized appreciation (depreciation) on futures contracts	–	–	–	–	–
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	–	–	–	–	(3,580)
Change in unrealized appreciation (depreciation) on securities sold short	–	–	–	–	–
Change in accrued capital gains tax on unrealized appreciation (depreciation)	–	–	–	–	–

Net unrealized gain (loss) on investments and foreign currencies	18,732,132	(10,135,724)	8,830,618	6,557,132	10,085,121

Net realized and unrealized gain (loss) on investments and foreign currencies	(9,522,749)	(26,158,144)	(2,737,124)	(363,857)	(31,378,660)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,896,545)	$(25,714,767)	$(797,577)	$8,337,935	$(13,342,503)

* Net of foreign withholding taxes on interest and dividends of	$–	$585	$–	$–	$10,469

See Notes to Financial Statements

VALIC Company II

STATEMENT OF OPERATIONS — For the Year Ended August 31, 2009 — (continued)

	INTERNATIONAL SMALL CAP EQUITY	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP VALUE FUND	MODERATE GROWTH LIFESTYLE FUND	MONEY MARKET II FUND
INVESTMENT INCOME:
Dividends (unaffiliated)	$13,146,224	$4,113,564	$775,138	$9,177,634	$–	$–
Dividends (affiliated)	–	–	–	–	3,513,387	–
Interest (unaffiliated)	77,470	5,409	11,253	18,561	–	4,466,301

Total investment income*	13,223,694	4,118,973	786,391	9,196,195	3,513,387	4,466,301

EXPENSES:
Investment advisory and management fees	4,000,608	828,008	1,050,949	2,971,971	120,920	751,656
Administrative service fee	341,303	115,921	97,595	288,625	–	210,464
Shareholder services fee	1,218,940	414,004	348,553	1,030,802	–	751,656
Transfer agent fees and expenses	1,720	1,715	1,682	5,509	1,193	690
Registration fees	641	641	641	641	641	–
Custodian and accounting fees	359,398	47,328	45,490	153,418	13,483	46,665
Reports to shareholders	179,280	61,674	97,799	136,869	44,810	139,321
Audit and tax fees	43,384	32,472	32,462	32,998	28,655	40,400
Legal fees	52,891	25,859	27,351	53,208	23,394	93,913
Trustees’ fees and expenses	203,854	69,693	34,664	136,867	22,084	97,202
Interest expense	–	–	–	26	167	–
Interest expense on securities sold short	–	–	–	–	–	–
Other expenses	16,760	12,428	6,730	13,158	10,400	137,799

Total expenses before fee waivers, expense reimbursements, and fees paid indirectly	6,418,779	1,609,743	1,743,916	4,824,092	265,747	2,269,766

Fees waived and expenses reimbursed by investment advisor (Note 3)	(1,543,020)	(268,372)	(558,835)	(494,725)	(144,828)	(616,123)
Fees paid indirectly (Note 7)	–	(9,377)	(69,765)	(118,529)	–	–

Net expenses	4,875,759	1,331,994	1,115,316	4,210,838	120,919	1,653,643

Net investment income (loss)	8,347,935	2,786,979	(328,925)	4,985,357	3,392,468	2,812,658

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	(237,008,281)	(93,421,179)	(55,272,212)	(133,820,859)	–	122,315
Net realized gain (loss) on investments (affiliated)	–	–	–	–	(42,187,627)	–
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	–	–	–	–	2,554,372	–
Net realized gain (loss) on futures contracts	–	–	–	–	–	–
Net realized gain (loss) on securities sold short	–	–	–	–	–	–
Net realized foreign exchange gain (loss) on other assets and liabilities	(1,689,206)	–	(51,766)	2,508	–	–

Net realized gain (loss) on investments and foreign currencies	(238,697,487)	(93,421,179)	(55,323,978)	(133,818,351)	(39,633,255)	122,315

Change in unrealized appreciation (depreciation) on investments (unaffiliated)	121,468,678	20,093,536	8,448,927	31,672,803	–	–
Change in unrealized appreciation (depreciation) on investments (affiliated)	–	–	–	–	28,745,258	–
Change in unrealized appreciation (depreciation) on futures contracts	–	–	–	–	–	–
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	2,084	–	168	(18)	–	–
Change in unrealized appreciation (depreciation) on securities sold short	–	–	–	–	–	–
Change in accrued capital gains tax on unrealized appreciation (depreciation)	4,037	–	–	–	–	–

Net unrealized gain (loss) on investments and foreign currencies	121,474,799	20,093,536	8,449,095	31,672,785	28,745,258	–

Net realized and unrealized gain (loss) on investments and foreign currencies	(117,222,688)	(73,327,643)	(46,874,883)	(102,145,566)	(10,887,997)	122,315

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(108,874,753)	$(70,540,664)	$(47,203,808)	$(97,160,209)	$(7,495,529)	$2,934,973

* Net of foreign withholding taxes on interest and dividends of	$841,472	$–	$13,460	$20,414	$–	$–

See Notes to Financial Statements

VALIC Company II

STATEMENT OF OPERATIONS — For the Year Ended August 31, 2009 — (continued)

	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	SOCIALLY RESPONSIBLE FUND	STRATEGIC BOND FUND
INVESTMENT INCOME:
Dividends (unaffiliated)	$95,026	$6,040,456	$14,164,114	$84,884
Dividends (affiliated)	–	–	–	–
Interest (unaffiliated)	1,482	43,623	134,762	22,700,133

Total investment income*	96,508	6,084,079	14,298,876	22,785,017

EXPENSES:
Investment advisory and management fees	296,061	1,703,767	1,522,194	1,641,613
Administrative service fee	24,381	178,098	426,214	201,826
Shareholder services fee	87,077	636,064	1,522,194	720,806
Transfer agent fees and expenses	1,912	1,672	1,735	3,364
Registration fees	641	641	–	641
Custodian and accounting fees	28,225	67,129	118,099	167,930
Reports to shareholders	16,580	94,504	220,904	107,210
Audit and tax fees	31,171	32,461	32,472	33,302
Legal fees	17,096	36,485	68,599	42,280
Trustees’ fees and expenses	9,875	73,776	256,961	96,322
Interest expense	10	–	–	–
Interest expense on securities sold short	–	–	–	–
Other expenses	5,711	8,929	25,009	10,371

Total expenses before fee waivers, expense reimbursements, and fees paid indirectly	518,740	2,833,526	4,194,381	3,025,665

Fees waived and expenses reimbursed by investment advisor (Note 3)	(114,705)	(416,481)	(784,666)	(459,595)
Fees paid indirectly (Note 7)	(4,066)	(8,037)	(110,252)	–

Net expenses	399,969	2,409,008	3,299,463	2,566,070

Net investment income (loss)	(303,461)	3,675,071	10,999,413	20,218,947

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	(10,731,731)	(40,726,168)	(224,073,945)	(36,013,397)
Net realized gain (loss) on investments (affiliated)	–	–	–	–
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	–	–	–	–
Net realized gain (loss) on futures contracts	–	(2,776,951)	(8,574,521)	–
Net realized gain (loss) on securities sold short	–	–	–	–
Net realized foreign exchange gain (loss) on other assets and liabilities	–	(628)	–	39,195

Net realized gain (loss) on investments and foreign currencies	(10,731,731)	(43,503,747)	(232,648,466)	(35,974,202)

Change in unrealized appreciation (depreciation) on investments (unaffiliated)	3,158,863	(7,027,046)	37,376,624	16,436,086
Change in unrealized appreciation (depreciation) on investments (affiliated)	–	–	–	–
Change in unrealized appreciation (depreciation) on futures contracts	–	239,705	3,253,626	–
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	–	–	–	27,499
Change in unrealized appreciation (depreciation) on securities sold short	–	–	–	–
Change in accrued capital gains tax on unrealized appreciation (depreciation)	–	–	–	–

Net unrealized gain (loss) on investments and foreign currencies	3,158,863	(6,787,341)	40,630,250	16,463,585

Net realized and unrealized gain (loss) on investments and foreign currencies	(7,572,868)	(50,291,088)	(192,018,216)	(19,510,617)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,876,329)	$(46,616,017)	$(181,018,803)	$708,330

* Net of foreign withholding taxes on interest and dividends of	$–	$2,495	$1,269	$7,816

See Notes to Financial Statements

VALIC Company II

STATEMENTS OF CHANGES IN NET ASSETS

	AGGRESSIVE GROWTH LIFESTYLE FUND		CAPITAL APPRECIATION FUND		CONSERVATIVE GROWTH LIFESTYLE FUND		CORE BOND FUND
	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,626,204	$1,912,845	$443,377	$46,275	$1,939,547	$1,428,512	$8,701,792	$11,188,598
Net realized gain (loss) on investments and foreign currencies	(28,254,881)	75,562	(16,022,420)	547,946	(11,567,742)	(824,429)	(6,920,989)	(1,112,408)
Net unrealized gain (loss) on investments and foreign currencies	18,732,132	(10,620,104)	(10,135,724)	(6,137,877)	8,830,618	(3,199,506)	6,557,132	(4,521,211)

Net increase (decrease) in net assets resulting from operations	(7,896,545)	(8,631,697)	(25,714,767)	(5,543,656)	(797,577)	(2,595,423)	8,337,935	5,554,979

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,922,321)	(1,354,973)	(56,733)	(293,483)	(1,434,347)	(750,110)	(11,242,372)	(7,643,239)
Net realized gain on securities	(16,646,026)	(5,384,479)	–	–	(936,600)	(2,156,674)	–	–

Total distributions to shareholders	(18,568,347)	(6,739,452)	(56,733)	(293,483)	(2,370,947)	(2,906,784)	(11,242,372)	(7,643,239)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	28,696,809	24,614,065	(15,492,949)	11,342,708	2,382,030	15,050,507	(46,176,230)	818,223

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,231,917	9,242,916	(41,264,449)	5,505,569	(786,494)	9,548,300	(49,080,667)	(1,270,037)
NET ASSETS:
Beginning of period	91,463,892	82,220,976	89,774,352	84,268,783	58,445,074	48,896,774	209,051,869	210,321,906

End of period†	$93,695,809	$91,463,892	$48,509,903	$89,774,352	$57,658,580	$58,445,074	$159,971,202	$209,051,869

† Includes accumulated undistributed net investment income (loss) of	$1,563,756	$1,859,873	$378,294	$(8,350)	$1,881,837	$1,376,637	$8,644,148	$11,099,829

See Notes to Financial Statements

VALIC Company II

STATEMENTS OF CHANGES IN NET ASSETS — (continued)

	HIGH YIELD BOND FUND		INTERNATIONAL SMALL CAP EQUITY FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND
	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$18,036,157	$17,238,531	$8,347,935	$6,889,118	$2,786,979	$5,254,969	$(328,925)	$(390,941)
Net realized gain (loss) on investments and foreign currencies	(41,463,781)	(5,786,953)	(238,697,487)	(26,585,391)	(93,421,179)	(37,948,519)	(55,323,978)	(12,874,328)
Net unrealized gain (loss) on investments and foreign currencies	10,085,121	(15,325,877)	121,474,799	(125,664,932)	20,093,536	(29,832,747)	8,449,095	(696,457)

Net increase (decrease) in net assets resulting from operations	(13,342,503)	(3,874,299)	(108,874,753)	(145,361,205)	(70,540,664)	(62,526,297)	(47,203,808)	(13,961,726)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(16,902,354)	(11,547,138)	(7,222,320)	(4,197,999)	(5,298,743)	(4,004,916)	–	–
Net realized gain on securities	–	(418,421)	(37,148,329)	(64,539,195)	–	(21,726,382)	(869,715)	(9,204,742)

Total distributions to shareholders	(16,902,354)	(11,965,559)	(44,370,649)	(68,737,194)	(5,298,743)	(25,731,298)	(869,715)	(9,204,742)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	14,778,758	29,425,377	89,619,614	104,605,997	(75,085,149)	(21,614,897)	(7,285,965)	152,602,228

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,466,099)	13,585,519	(63,625,788)	(109,492,402)	(150,924,556)	(109,872,492)	(55,359,488)	129,435,760
NET ASSETS:
Beginning of period	206,712,108	193,126,589	626,351,120	735,843,522	308,635,365	418,507,857	214,200,526	84,764,766

End of period†	$191,246,009	$206,712,108	$562,725,332	$626,351,120	$157,710,809	$308,635,365	$158,841,038	$214,200,526

† Includes accumulated undistributed net investment income (loss) of	$17,716,611	$16,579,000	$6,587,486	$7,041,614	$2,644,385	$5,158,193	$(123,818)	$(77,308)

See Notes to Financial Statements

VALIC Company II

STATEMENTS OF CHANGES IN NET ASSETS — (continued)

	MID CAP VALUE FUND		MODERATE GROWTH LIFESTYLE FUND		MONEY MARKET II FUND		SMALL CAP GROWTH FUND
	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$4,985,357	$2,357,782	$3,392,468	$3,290,471	$2,812,658	$10,308,158	$(303,461)	$(385,324)
Net realized gain (loss) on investments and foreign currencies	(133,818,351)	(15,953,974)	(39,633,255)	(427,885)	122,315	(710,001)	(10,731,731)	(958,492)
Net unrealized gain (loss) on investments and foreign currencies	31,672,785	(74,783,922)	28,745,258	(12,546,586)	–	–	3,158,863	(8,131,161)

Net increase (decrease) in net assets resulting from operations	(97,160,209)	(88,380,114)	(7,495,529)	(9,684,000)	2,934,973	9,598,157	(7,876,329)	(9,474,977)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,455,687)	(2,292,818)	(3,304,776)	(1,727,644)	(2,812,871)	(10,307,945)	–	–
Net realized gain on securities	(10,286,997)	(41,513,324)	(3,892,788)	(6,928,952)	–	–	(493,157)	(3,340,790)

Total distributions to shareholders	(12,742,684)	(43,806,142)	(7,197,564)	(8,656,596)	(2,812,871)	(10,307,945)	(493,157)	(3,340,790)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	(29,789,926)	225,217,503	10,774,203	41,494,524	(76,092,412)	(7,127,812)	2,618,493	4,198,513

TOTAL INCREASE (DECREASE) IN NET ASSETS	(139,692,819)	93,031,247	(3,918,890)	23,153,928	(75,970,310)	(7,837,600)	(5,750,993)	(8,617,254)
NET ASSETS:
Beginning of period	618,150,058	525,118,811	145,705,217	122,551,289	329,212,152	337,049,752	48,060,897	56,678,151

End of period†	$478,457,239	$618,150,058	$141,786,327	$145,705,217	$253,241,842	$329,212,152	$42,309,904	$48,060,897

† Includes accumulated undistributed net investment income (loss) of	$4,668,055	$2,133,327	$3,282,609	$3,194,917	$26,499	$2,935	$(70,938)	$(68,219)

See Notes to Financial Statements

VALIC Company II

STATEMENTS OF CHANGES IN NET ASSETS — (continued)

	SMALL CAP VALUE FUND		SOCIALLY RESPONSIBLE FUND		STRATEGIC BOND FUND
	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$3,675,071	$2,737,636	$10,999,413	$14,048,666	$20,218,947	$18,937,658
Net realized gain (loss) on investments and foreign currencies	(43,503,747)	13,451,096	(232,648,466)	(80,483,327)	(35,974,202)	1,321,006
Net unrealized gain (loss) on investments and foreign currencies	(6,787,341)	(27,447,509)	40,630,250	(37,068,935)	16,463,585	(11,583,267)

Net Increase (decrease) in net assets resulting from operations	(46,616,017)	(11,258,777)	(181,018,803)	(103,503,596)	708,330	8,675,397

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,764,873)	(1,520,081)	(14,145,313)	(9,110,635)	(24,084,315)	(13,699,386)
Net realized gain on securities	(14,835,780)	(11,979,931)	(2,733,593)	(53,348,629)	–	(2,092,167)

Total distributions to shareholders	(17,600,653)	(13,500,012)	(16,878,906)	(62,459,264)	(24,084,315)	(15,791,553)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	103,411,217	71,411,193	(58,962,191)	153,048,571	19,978,350	70,284,184

TOTAL INCREASE (DECREASE) IN NET ASSETS	39,194,547	46,652,404	(256,859,900)	(12,914,289)	(3,397,635)	63,168,028
NET ASSETS:
Beginning of period	$306,356,857	259,704,453	$912,992,084	925,906,373	$354,895,457	291,727,429

End of period†	$345,551,404	$306,356,857	$656,132,184	$912,992,084	$351,497,822	$354,895,457

† Includes accumulated undistributed net investment income (loss) of	$3,540,183	$2,635,052	$10,826,622	$13,972,523	$17,992,786	$23,731,037

See Notes to Financial Statements

VALIC Company II

NOTES TO FINANCIAL STATEMENTS

Note 1 — Organization

VALIC Company II, formerly known as AIG Retirement Company II, (“VC II”) was organized as a Delaware business trust on May 6, 1998, by The Variable Annuity Life Insurance Company (“VALIC” or the “Adviser”). VALIC, the investment adviser to VC II, is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). VC II is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. VC II consists of 15 separate mutual funds (collectively the “Funds” or each a “Fund”), each of which issues its own class of shares of beneficial interest:

Aggressive Growth Lifestyle Fund*	Mid Cap Value Fund
Capital Appreciation Fund	Moderate Growth Lifestyle Fund*
Conservative Growth Lifestyle Fund*	Money Market II Fund
Core Bond Fund	Small Cap Growth Fund
High Yield Bond Fund	Small Cap Value Fund
International Small Cap Equity Fund	Socially Responsible Fund
Large Cap Value Fund	Strategic Bond Fund
Mid Cap Growth Fund

*	The Lifestyle Funds represent “Fund of Funds” which invest in either the VALIC Company I (“VC I”) or VC II Mutual Funds.

Each Fund is diversified with the exception of Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund and Moderate Growth Lifestyle Fund, which are non-diversified as defined by the 1940 Act.

Indemnifications. Under the Funds organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts that contain the obligation to indemnify others. The Funds maximum exposure under these arrangements is unknown. Currently, however, the Funds expect the risk of loss to be remote.

Note 2 — Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

A. Security Valuation

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of securities. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Futures contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Senior Secured Floating Rate Loans (“Loans”) for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

For the Money Market II Fund, securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with rule 2a-7 under the 1940 Act, the Trust’s Board of Trustees (the “Board” or the “Trustees”) has adopted procedures intended to stabilize the Money Market II Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Money Market II Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. The calculation of such deviation is referred to as “shadow pricing.” For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

The various inputs that may be used to determine the value of the Funds’ investments are summarized into three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, quoted prices in inactive markets, etc.)

Level 3 — Significant unobservable inputs (includes inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the inputs used to value the Funds’ net assets as of August 31, 2009 are reported on a schedule following the Portfolio of Investments.

B. Derivative Instruments

The following tables present the value of derivatives held as of August 31, 2009, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities and the effect of derivatives on the Statement of Operations for the six month period ending August 31, 2009:

	Small Cap Value Fund
	Asset Derivatives 2009		Liability Derivatives 2009
Derivative Contracts(1)	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts			Variation margin on futures contracts	$137,640

Derivative Contracts(1)	Location of Gain (Loss) on Derivatives Recognized in Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Equity contracts(2)	Net realized gain (loss) on futures/Change in unrealized appreciation (depreciation) on futures contracts	$2,167,156	$1,064,871

	Socially Responsible Fund
	Asset Derivatives 2009		Liability Derivatives 2009
Derivative Contracts(1)	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts			Variation margin on futures contracts	$236,775

Derivative Contracts(1)	Location of Gain (Loss) on Derivatives Recognized in Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Equity contracts(3)	Net realized gain (loss) on futures/Change in unrealized appreciation (depreciation) on futures contracts	$3,204,635	$8,023,203

(1)	The Fund’s derivative contracts held during the six months ended August 31, 2009, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)	The average notional par amount outstanding of futures contracts was $33,533
(3)	The average notional par amount outstanding of futures contracts was $70,375

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts (“forward contracts”) for various purposes, including to facilitate settlement of foreign currency denominated Fund transactions, to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. As of August 31, 2009, none of the Funds had open forward contracts which are reported on a schedule following each Fund’s Portfolio of Investments.

A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss on the Statement of Assets and Liabilities. On the settlement date, the Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks to the Funds of entering into forward contracts include credit risk and market risk. Credit risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund’s loss will generally consist of the net amount of contractual payments that the Fund has not yet received though the Fund’s maximum risk due to counterparty credit risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. Currency transactions are also subject to risks different from those of other Fund transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

Futures Contracts. Certain of the Funds may enter into futures contracts for various purposes, including to increase or decrease exposure to equity or bond markets, or to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or currency rates, or to enhance income or total return. As of August 31, 2009, the following Funds had open futures contracts: Small Value Fund and Socially Responsible Fund, which are reported on a schedule following each Fund’s Portfolio of Investments.

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant (the “broker”). Common futures contracts include interest rate futures, single stock futures, stock index futures and currency futures. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is a contract to buy a single stock at a future time for a fixed price. A stock index futures contract is similar in economic effect to a single stock futures contract, except that rather than being based on a specific security it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation on the Statement of Assets and Liabilities. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are generally conducted through regulated exchanges, which minimize counterparty credit risks.

The primary risk to the Funds of entering into futures contracts is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying security(ies). Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Swap Contracts. Certain Funds may enter into credit default, interest rate, equity and/or total return swap contracts. Generally, a swap contract is a privately negotiated agreement between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either marked-to-market daily based upon quotations from market makers or are calculated using standard models and current market data. Any change, in market value is recorded as an unrealized gain or loss. In connection with these contracts, securities or cash may be identified as collateral in accordance with the terms of the respective swap contract to provide assets of value and recourse in the event of default or bankruptcy/insolvency. The Funds amortize upfront payments and receipts on the swap contracts on a daily basis. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments made or received by the Funds are included as part of realized gain (loss).

Credit Default Swap Agreements. Certain Funds may enter into credit default swap agreements (“credit default swaps”) for various purposes, including managing credit risk (i.e., hedging), enhancing returns or speculation. As of August 31, 2009, none of the Funds had open credit default swaps.

Credit default swaps are bilateral contracts in which one party makes periodic fixed-rate payments or a one time premium payment (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified payment in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

As a buyer of protection on credit default swaps, a Fund will make periodic payments, similar to an insurance premium, the seller of protection agrees to compensate the Fund for future potential losses as a result of a credit event on the reference bond or other asset. The Fund effectively transfers the credit event risk of the reference bond or asset from it to the seller of protection.

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps on corporate issues or sovereign issues of an emerging country are bilateral contracts in which the buyer of protection makes periodic fixed payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce credit risk where a Fund owns or has exposure to the referenced obligation) or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swaps on asset-backed securities are bilateral contracts in which the buyer of protection makes periodic fixed-rate payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swaps on credit indices are bilateral contracts in which the buyer of protection makes periodic fixed-rate payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, assetbacked securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds which is less expensive than it would be to enter into many credit default swaps to achieve a similar effect. Credit-default swaps on indices are used for protecting investors owning bonds against default, and also to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-based securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swaps outstanding as of August 31, 2009 for which a Fund is the seller of protection, if any, are disclosed in the footnotes to the Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swaps entered into by a Fund for the same referenced entity or entities.

C. Structured Securities

Certain of the Funds may invest in structured securities for various purposes, including managing exposure to fluctuations in currency exchange rates, interest rates, commodity prices, indices or other financial indicators or for speculation. As of August 31, 2009, the Core Bond Fund held two structured securities and the Strategic Bond Fund held one structured security.

Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund’s entire investment in the structured security. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference (i.e. leveraged structured securities). Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments (i.e. investment grade corporate bonds).

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

The risks of investing in a particular structured security will depend on the terms of the investment; however, structured securities generally will expose the Fund to credit risk, illiquidity risk and market risk. Credit risk arises from the potential inability of counterparties to meet the terms of their contract. Structured securities are typically sold in private placement transactions with no active trading market. Market risk is the risk that there will be an unfavorable change in the Reference. Investments in structured securities may be more volatile than their underlying instruments; however, generally any loss is limited to the amount of the original investment.

D. Short Sales

All Funds, except for the Money Market II Fund and the three Lifestyle Funds, may engage in “short sales against the box.” This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of that security. The High Yield Bond Fund and Strategic Bond Fund may also engage in “naked” short sales. To complete such transactions, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Fund bears the risk of potential inability of the broker to meet their obligation to perform.

E. Repurchase Agreements

The Funds, along with other affiliated registered investment companies, pursuant to exemptive relief granted by the Securities and Exchange Commission, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Funds’ custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis, plus accrued interest, to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

As of August 31, 2009, the following funds held an undivided interest in the joint repurchase agreement with UBS Securities, LLC:

Fund	Percentage Ownership	Principal Amount
Money Market II	9.18%	$36,736,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

UBS Securities, LLC, dated August 31, 2009, bearing interest at a rate of 0.18% per annum, with a principal amount of $400,000,000, a repurchase price of $400,002,000, and maturity date of September 1, 2009. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Market Value
U.S. Treasury Inflation Index Notes	2.38%	01/15/25	$347,603,900	$408,000,078

F. Foreign Currency Translation

The books and records of VC II are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

VC II does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, VC II does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on VC II’s books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

G. Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders

Security transactions are recorded on a trade date basis. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and capital gain distributions received are recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as VC II is informed after the ex-dividend date. Interest income is accrued daily except when collection is not expected. For financial statement purposes, VC II amortizes all premiums and accretes all discounts on fixed income securities. Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends and capital gains at various rates. India, Thailand and certain other countries tax regulations require that taxes be paid on capital gains realized by the Fund.

Common expenses incurred by VC II are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. For the Lifestyle Funds, the expenses included in the accompanying financial statements reflect the expenses of the Lifestyle Funds and do not include any expenses associated with the underlying Funds.

Dividends from net investment income, if any, are normally declared and paid annually, except for the Money Market II Fund, which declares daily and pays monthly. Distributions from net realized capital gains, if any, are normally declared and paid annually.

The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined and presented in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These “book/ tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income (loss), net realized gain (loss) and net assets are not affected by these reclassifications.

Each Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required. Each Fund is considered a separate entity for tax purposes. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for returns ending before 2005.

Note 3 — Advisory Fees and Other Transactions with Affiliates

VALIC, serves as investment adviser to VC II. Certain officers and trustees of VC II are officers and directors of VALIC or affiliates of VALIC. VALIC receives from VC II a monthly fee based on each Fund’s average daily net asset value at the following annual rates:

Aggressive Growth Lifestyle Fund	0.10%
Capital Appreciation Fund	0.55%
Conservative Growth Lifestyle Fund	0.10%
Core Bond Fund	0.50% on the first $200 million
0.45% on the next $300 million
0.40% on assets over $500 million
High Yield Bond Fund*	0.65% on the first $150 million
0.60% on the next $350 million
0.55% on assets over $500 million
International Small Cap Equity Fund	0.90% on the first $100 million
0.80% on assets over $100 million
Large Cap Value Fund	0.50%
Mid Cap Growth Fund	0.80% on the first $50 million
0.75% on the next $50 million
0.70% on the next $150 million
0.65% on the next $250 million
0.60% on assets over $500 million
Mid Cap Value Fund	0.75% on the first $100 million
0.725% on the next $150 million
0.70% on the next $250 million
0.675% on the next $250 million
0.65% on the assets over $750 million
Moderate Growth Lifestyle Fund	0.10%
Money Market II Fund	0.25%

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

Small Cap Growth Fund	0.85% on the first $100 million
0.80% on assets over $100 million
Small Cap Value Fund	0.75% on the first $50 million
0.65% on the assets over $50 million
Socially Responsible Fund	0.25%
Strategic Bond Fund	0.60% on the first $200 million
0.50% on the next $300 million
0.45% on assets over $500 million

*	Prior to July 24, 2009, the management fee for High Yield Bond Fund was 0.70% on the first $200 million, 0.60% on the next $300 million, and 0.55% on assets over $500 million.

VALIC entered into sub-advisory agreements with the following:

AIG Global Investment Corp. (“AIGGIC”)—subadviser for the International Small Cap Equity Fund, Socially Responsible Fund, Strategic Bond Fund, Core Bond Fund, Aggressive, Moderate and Conservative Growth Lifestyle Funds.

Bridgeway Capital Management, Inc.—subadviser for the Capital Appreciation Fund.

FAF Advisors, Inc.—subadviser for a portion of the Mid Cap Value Fund.

Invesco Aim Capital Management, Inc.—subadviser for the Mid Cap Growth Fund.

JP Morgan Investment Advisors Inc.—subadviser for Small Cap Value Fund.

J.P. Morgan Investment Management Inc.—subadviser for the Small Cap Growth Fund.

SSgA Funds Management, Inc.—subadviser for the Large Cap Value Fund.

SunAmerica Asset Management Corp. (“SunAmerica”)—subadviser for the Money Market II Fund.

Wellington Management Co. LLP*—subadviser for the High Yield Bond Fund and a portion of the Mid Cap Value Fund.

*	Effective July 24, 2009 Wellington Management Co. LLP replaced AIGGIC as subadviser of the High Yield Bond Fund.

The subadvisers are compensated for their services by VALIC.

VALIC contractually agreed to waive fees and/or reimburse expenses, if necessary, at or below the following percentages of each Fund’s average net assets through December 31, 2009. Annual fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. The contractual expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Board, including a majority of the Directors who are not deemed to be interested persons of the Fund or VALIC as defined by Section 2(a)(19) of the 1940 Act (“the Disinterested Directors”).

Fund	Maximum Expense Limitation
Aggressive Growth Lifestyle	0.10%
Capital Appreciation	0.85%
Conservative Growth Lifestyle	0.10%
Core Bond	0.77%
High Yield Bond	0.99%
International Small Cap Equity	1.00%
Large Cap Value	0.81%
Mid Cap Growth	0.85%
Mid Cap Value	1.05%
Moderate Growth Lifestyle	0.10%
Money Market II	0.55%
Small Cap Growth	1.16%
Small Cap Value	0.95%
Socially Responsible	0.56%
Strategic Bond	0.89%

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

For the period ended August 31, 2009, VALIC has agreed to reimburse expenses as follows:

Fund	Amount
Aggressive Growth Lifestyle	$116,916
Capital Appreciation	124,348
Conservative Growth Lifestyle	105,738
Core Bond	345,242
High Yield Bond	280,702
International Small Cap Equity	1,543,020
Large Cap Value	268,372
Mid Cap Growth	558,835
Mid Cap Value	494,725
Moderate Growth Lifestyle	144,828
Money Market II	616,123
Small Cap Growth	114,705
Small Cap Value	416,481
Socially Responsible	784,666
Strategic Bond	459,595

VC II, on behalf of each Fund, has entered into an Administrative Services Agreement with SunAmerica. SunAmerica receives from each Fund, other than the Lifestyle Funds, annual fee of 0.07% based on the average daily net asset value of the Fund. Pursuant to the Administrative Services Agreement, SunAmerica provides administrative services to the Board of Trustees, regulatory reporting, internal legal and compliance services, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services. Without limiting the generality of the foregoing, the Administrator (or its appointed service provider): assists with the preparation of prospectuses, statements of additional information, registration statements, and proxy materials; develops and prepares communications to shareholders, including the annual and semi-annual reports to shareholders; coordinates and supervises the preparation and filing of Fund tax returns; assists with the design, development, and operation of the Funds; prepares the Funds’ financial statements; determines the net asset value of the Funds’ shares; supervises the Funds’ transfer agent with respect to the payment of dividends and other distributions to shareholders; and calculates performance data of the Funds. During the period ended August 31, 2009, VC II accrued $2,153,116 for accounting and administrative services.

VC II, on behalf of each Fund, has entered into a Transfer Agency and Services Agreement with VALIC. Under this agreement, VALIC provides services which include the issuance and redemption of shares, payment of dividends between VC II and their “Institutional” shareholders and certain shareholder reporting services including confirmation of transactions, statements of accounts and tax reporting. In addition to the above, VALIC provides “Blue Sky” registration and reporting for the Fund to offer shares in applicable states and to effect and maintain, as the case may be, including but not limited to, the qualification of shares of the Fund that are sold outside of the variable annuity or variable universal life and are for sale under the securities laws of the jurisdictions to qualified plans. For the period ended August 31, 2009, VC II accrued $29,306 in transfer agency and services fees.

VC II, on behalf of each Fund, has entered into a Shareholder Services Agreement with VALIC. Under the agreement, VALIC provides record keeping, account maintenance, and other administrative and shareholder services for contract owners and participants. VALIC receives from each Fund, other than the Lifestyle Funds, an annual fee of 0.25% based on average daily net assets of the Fund. For the period ended August 31, 2009, VC II accrued $7,689,702 in shareholder service expenses.

On January 23, 2001, the Board of Trustees ratified a Deferred Compensation Plan for its independent trustees who are not officers, directors, or employees of VALIC, or an affiliate of VALIC. The effective date of the plan was January 1, 2001. The first deferred payment was made in March of 2001. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred may be invested in up to six different affiliated mutual funds that are specified in the plan as selected by the trustees. Obligations under the deferred compensation plan represents unsecured claims against the general assets of the Funds. For the period ended August 31, 2009, VC II has deferred $12,221 of trustee compensation.

On January 23, 2001, the Board of Trustees approved a retirement plan for its independent trustees who are not officers, directors, or employees of VALIC or an affiliate of VALIC. VC II is responsible for the payment of the retirement benefits, as well as all administration expenses of the plan. Generally, benefits vested under the plan are payable for a ten-year period upon retirement and are based upon each Trustee’s years of service. In the event of a Trustee’s death prior to complete distribution of benefits, the Trustee’s beneficiary or estate will be entitled to receive installment payments or a discounted lump-sum payments of the remaining benefits.

Effective April 27, 2009, the Retirement Plan was terminated. As a result of terminating the retirement plan, (1) the Retirement Plan was frozen as to future accruals for active Participants as of December 31, 2008, and (2) permits active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2010. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following amounts for the retirement plan liability are included in the Trustees’ fees and expenses line on the Statement of Assets and Liabilities and the amounts for the retirement plan expenses are included in the Trustees’ fees and expenses on the Statement of Operations:

	Retirement Plan Liability as of August 31, 2009	Retirement Plan Expense	Retirement Plan Payments
Fund		For the period ended August 31, 2009
Aggressive Growth Lifestyle	$63,846	$2,329	$10,769
Capital Appreciation	75,285	14,980	12,930
Conservative Growth Lifestyle	54,407	—	8,161

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

	Retirement Plan Liability as of August 31, 2009	Retirement Plan Expense	Retirement Plan Payments
Fund		For the period ended August 31, 2009
Core Bond	$139,131	$3,019	$23,434
High Yield Bond	120,530	19,551	20,237
International Small Cap Equity	340,021	116,476	55,427
Large Cap Value	193,871	37,041	32,415
Mid Cap Growth	94,235	15,010	16,013
Mid Cap Value	382,247	67,470	64,076
Moderate Growth Lifestyle	106,995	—	17,239
Money Market II	195,641	30,515	33,278
Small Cap Growth	61,046	2,590	10,594
Small Cap Value	162,547	27,676	27,364
Socially Responsible	401,916	152,207	67,339
Strategic Bond	191,286	44,622	32,047

At August 31, 2009, VALIC, through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds:

Fund	VALIC
Aggressive Growth Lifestyle	100.00%
Capital Appreciation	100.00%
Conservative Growth Lifestyle	100.00%
Core Bond	100.00%
High Yield Bond	99.90%
International Small Cap Equity	100.00%
Large Cap Value	100.00%
Mid Cap Growth	100.00%
Mid Cap Value	99.07%
Moderate Growth Lifestyle	100.00%
Money Market II	100.00%
Small Cap Growth	100.00%
Small Cap Value	100.00%
Socially Responsible	100.00%
Strategic Bond	99.78%

As disclosed in the schedule of investments, certain Funds own securities issued by AIG or an affiliate thereof. As of August 31, 2009, the following Funds recorded realized gains (losses) and income on security transactions of AIG and subsidiaries of AIG as follows:

Fund	Security	Income	Capital Gain Distribution Received
Aggressive Growth Lifestyle	Various VC II Funds*	$1,701,163	$2,124,571
Conservative Growth Lifestyle	Various VC II Funds*	1,990,008	987,611
Moderate Growth Lifestyle	Various VC II Funds*	3,513,387	2,554,372

Fund	Security	Market Value at 08/31/08	Cost of Purchases†	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Market Value at 08/31/09
Aggressive Growth Lifestyle	Various VC II Funds*	$91,616,795	$130,626,566	$116,816,845	$(30,379,452)	18,732,132	$93,779,196
Conservative Growth Lifestyle	Various VC II Funds*	58,567,566	95,250,436	92,356,492	(12,555,353)	8,830,618	$57,736,775
Moderate Growth Lifestyle	Various VC II Funds*	145,945,620	225,773,298	216,344,857	(42,187,627)	28,745,258	$141,931,692

*	See Portfolio of Investments for details.
†	Includes reinvestment of distributions paid.

On various days from September 24, 2008 through March 4, 2009, the Large Cap Value Fund invested in a State Street Time Deposit. Since SSgA Funds Management, Inc., the subadviser for the Large Cap Value Fund, is an affiliate of the Fund’s custodian bank, State Street Bank and Trust Company, the Fund’s investment in the State Street Time Deposit was not permitted. On March 5, 2009, the Fund ceased investing in State Street Time Deposits, resulting in no gain or loss to the Fund.

On March 4, 2009, AIG, the ultimate parent of VALIC, the Funds’ investment adviser, American General Distributors, Inc., the Funds’ distributor, SunAmerica, the subadvisor to the Money Market II Fund and the Funds’ administrator and AIGGIC, subadviser to certain Funds, issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”), 100,000 shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock (the “Stock”) for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the “FRBNY”) in the form of its lending commitment (the “Credit Facility”) under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG’s common stock on all matters submitted to AIG’s shareholders. The Trust has approximately 79.9% of the aggregate voting power of AIG’s common stock and is entitled to approximately 79.9% of all dividends paid on AIG’s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

Note 4 — Investment Activity

The cost of purchases and proceeds from sales and maturities of long-term investments, during the period ended August 31, 2009, were as follows:

Fund	Purchases of Investment Securities (Excluding U.S. Government Securities)	Sales of Investment Securities (Excluding U.S. Government Securities)	Purchase of U.S. Government Securities	Sales of U.S. Government Securities
Aggressive Growth Lifestyle	$130,626,566	$116,816,845	$—	$—
Capital Appreciation	32,635,129	47,132,787	—	—
Conservative Growth Lifestyle	95,250,436	92,356,492	—	—
Core Bond	172,341,653	198,907,783	37,969,985	64,768,636
High Yield Bond	167,514,146	140,365,350	—	—
International Small Cap Equity	662,795,181	625,480,584	—	—
Large Cap Value	312,503,442	386,410,391	—	—
Mid Cap Growth	161,166,962	164,511,344	—	—
Mid Cap Value	351,346,002	377,019,606	—	—
Moderate Growth Lifestyle	225,773,299	216,344,857	—	—
Small Cap Growth	31,449,069	29,160,206	—	—
Small Cap Value	177,583,740	81,531,287	1,875,608	1,140,000
Socially Responsible	512,657,635	561,814,872	—	—
Strategic Bond	327,502,265	312,116,364	31,138,812	43,361,234

Note 5 — Federal Income Taxes

The following tables detail the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales, post October losses, investments in passive foreign investment companies, and derivative transactions. Also included in the following tables are the capital loss carryforwards at August 31, 2009.

The information in the following table is presented on the basis of cost for federal income tax purposes at August 31, 2009:

Fund	Identified Cost of Investments Owned	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Aggressive Growth Lifestyle	$116,072,728	$13,412,352	$(35,705,884)	$(22,293,532)
Capital Appreciation	49,591,308	4,101,497	(5,144,894)	(1,043,397)
Conservative Growth Lifestyle	58,190,521	7,546,718	(8,000,464)	(453,746)
Core Bond	159,311,619	5,985,448	(7,029,759)	(1,044,311)
High Yield Bond	193,196,284	8,773,541	(20,207,227)	(11,433,686)
International Small Cap Equity	477,894,959	91,389,190	(19,326,168)	72,063,022
Large Cap Value	158,775,532	15,146,275	(16,238,337)	(1,092,062)
Mid Cap Growth	143,960,688	21,550,320	(6,932,380)	14,617,940
Mid Cap Value	475,077,710	48,023,287	(44,245,416)	3,777,871
Moderate Growth Lifestyle	144,256,616	23,028,572	(25,353,496)	(2,324,924)
Money Market II	257,646,809	—	—	—
Small Cap Growth	42,997,231	5,058,692	(5,547,870)	(489,178)
Small Cap Value	380,330,831	31,498,717	(66,335,876)	(34,837,159)
Socially Responsible	725,390,881	45,657,259	(114,840,601)	(69,183,342)
Strategic Bond	344,871,615	17,331,975	(17,564,505)	(232,530)

The tax character of distributions paid may differ from the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income distributions for tax purposes. The tax basis distributable earnings at August 31, 2009 and the tax character of distributions paid during the year ended August 31, 2009 were as follows:

	Distributable Earnings			Tax Distributions
Fund	Ordinary Income	Long- term Gains/ Capital Loss Carryover and Other Losses	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains
Aggressive Growth Lifestyle	$1,628,806	$(1,066,859)	$(22,293,532)	$14,114,539	$4,453,808
Capital Appreciation	458,586	(12,435,107)	(1,043,397)	56,733	—

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

	Distributable Earnings			Tax Distributions
Fund	Ordinary Income	Long- term Gains/ Capital Loss Carryover and Other Losses	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains
Conservative Growth Lifestyle	$1,939,732	$(1,938,895)	$(453,746)	$1,451,543	$919,404
Core Bond	8,876,771	(5,402,964)	(1,044,311)	11,242,372	—
High Yield Bond	18,592,117	(8,191,111)	(11,433,686)	16,902,354	—
International Small Cap Equity	8,411,268	(92,725,555)	72,036,739	19,860,497	24,510,152
Large Cap Value	2,822,618	(61,955,403)	(1,092,062)	5,298,743	—
Mid Cap Growth	—	(26,766,815)	14,618,104	—	869,715
Mid Cap Value	5,491,988	(64,571,883)	3,779,900	3,026,404	9,716,280
Moderate Growth Lifestyle	3,392,906	(2,577,826)	(2,324,924)	3,320,144	3,877,420
Money Market II	214,603	(611,463)	—	2,812,871	—
Small Cap Growth	—	(2,808,475)	(489,178)	—	493,157
Small Cap Value	3,699,201	(5,812,436)	(34,837,159)	4,356,332	13,244,321
Socially Responsible	11,153,884	(98,423,478)	(69,183,342)	14,145,314	2,733,592
Strategic Bond	19,122,627	(9,500,229)	(184,694)	24,084,315	—

*	Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

The tax character of distributions paid during the year ended August 31, 2008 were as follows:

	Tax Distributions
Fund	Ordinary Income	Long-Term Capital Gains
Aggressive Growth Lifestyle	$1,704,533	$5,034,919
Capital Appreciation	293,483	—
Conservative Growth Lifestyle	1,039,974	1,866,810
Core Bond	7,643,239	—
High Yield Bond	11,547,138	418,421
International Small Cap Equity	30,991,372	37,745,822
Large Cap Value	17,023,310	8,707,988
Mid Cap Growth	2,729,499	6,475,243
Mid Cap Value	13,215,384	30,590,758
Moderate Growth Lifestyle	2,475,944	6,180,652
Money Market II	10,307,945	—
Small Cap Growth	—	3,340,790
Small Cap Value	5,112,231	8,387,781
Socially Responsible	51,293,942	11,165,322
Strategic Bond	14,683,243	1,108,310

As of August 31, 2009, the Funds indicated below have capital loss carryforwards, which expire in the year indicated and are available to offset future capital gains, if any:

	Capital Loss Carryforward
Fund	2010	2011	2012	2013	2014	2015	2016	2017
Aggressive Growth Lifestyle	$—	$—	$—	$—	$—	$—	$—	$1,066,859
Capital Appreciation	1,614,514	6,282,529	2,100,734	408,479	—	—	—	2,028,851
Conservative Growth Lifestyle	—	—	—	—	—	—	—	1,938,895
Core Bond	—	—	—	—	348,311	1,248,815	17,884	3,787,954
High Yield Bond	—	—	—	—	—	—	463,115	7,727,996
International Small Cap Equity	—	—	—	—	—	—	—	92,725,555
Large Cap Value	—	—	—	—	—	—	4,785,556	57,169,847
Mid Cap Growth	—	—	—	—	—	—	—	26,766,815
Mid Cap Value	—	—	—	—	—	—	—	64,571,883
Moderate Growth Lifestyle	—	—	—	—	—	—	—	2,577,826
Money Market II	—	—	—	—	—	—	—	611,463
Small Cap Growth	—	—	—	—	—	—	—	2,808,475
Small Cap Value	—	—	—	—	—	—	—	5,812,436
Socially Responsible	—	—	—	—	—	—	—	98,423,478
Strategic Bond	—	—	—	—	—	—	87,486	9,412,743

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

The Funds indicated below utilized capital loss carryforwards, which offset net taxable gains realized in the current year.

Fund	Capital Loss Carryforward Utilized
Aggressive Growth Lifestyle	$—
Capital Appreciation	—
Conservative Growth Lifestyle	—
Core Bond	—
High Yield Bond	—
International Small Cap Equity	—
Large Cap Value	—
Mid Cap Growth	—
Mid Cap Value	—
Moderate Growth Lifestyle	—
Money Market II	—
Small Cap Growth	—
Small Cap Value	—
Socially Responsible	—
Strategic Bond	—

Under the tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following year. For the fiscal year ended August 31, 2009, the Funds elected to defer capital losses as follows:

Fund	Deferred Post-October Capital Loss	Deferred Post-October Currency Loss
Aggressive Growth Lifestyle	$8,078,695	$—
Capital Appreciation	13,993,671	—
Conservative Growth Lifestyle	3,422,941	—
Core Bond	4,433,925	—
High Yield Bond	38,359,142	—
International Small Cap Equity	206,202,157	1,241,420
Large Cap Value	59,649,894	—
Mid Cap Growth	42,104,205	40,410
Mid Cap Value	86,002,825	—
Moderate Growth Lifestyle	16,046,459	—
Money Market II	—	—
Small Cap Growth	8,446,334	—
Small Cap Value	34,134,519	628
Socially Responsible	140,945,706	—
Strategic Bond	27,523,664	469,555

For the period ended August 31, 2009, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to tax treatment of net investment losses, principal paydown adjustments, non-deductible expenses, disposition of passive foreign investment companies securities, dispositions of partnership interests, and foreign currency transactions to the components of net assets as follows:

Fund	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
Aggressive Growth Lifestyle	$—	$—	$—
Capital Appreciation	—	—	—
Conservative Growth Lifestyle	—	—	—
Core Bond	84,899	(84,899)	—
High Yield Bond	3,808	(3,808)	—
International Small Cap Equity	(1,579,743)	1,579,743	—
Large Cap Value	(2,044)	—	2,044
Mid Cap Growth	282,415	11,915	(294,330)
Mid Cap Value	5,058	(5,058)	—
Moderate Growth Lifestyle	—	—	—
Money Market II	23,777	(23,777)	—
Small Cap Growth	300,742	—	(300,742)
Small Cap Value	(5,067)	5,067	—
Socially Responsible	(1)	1	—
Strategic Bond	(1,872,883)	1,872,883	—

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

Note 6 — Capital Share Transactions

Transactions in capital shares of each Fund were as follows:

	Aggressive Growth Lifestyle				Capital Appreciation
	For the year ended August 31, 2009		For the year ended August 31, 2008		For the year ended August 31, 2009		For the year ended August 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,637,116	$24,145,585	3,667,472	$42,768,939	6,042,880	$42,025,732	7,552,349	$81,750,758
Reinvested dividends	3,246,215	18,568,347	560,687	6,739,452	9,077	56,733	25,432	293,483
Shares redeemed	(2,031,987)	(14,017,123)	(2,155,304)	(24,894,326)	(8,358,861)	(57,575,414)	(6,593,258)	(70,701,533)

Net increase (decrease)	4,851,344	$28,696,809	2,072,855	$24,614,065	(2,306,904)	$(15,492,949)	984,523	$11,342,708

	Conservative Growth Lifestyle				Core Bond
	For the year ended August 31, 2009		For the year ended August 31, 2008		For the year ended August 31, 2009		For the year ended August 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,324,504	$20,426,844	2,692,820	$28,928,353	8,848,969	$81,631,099	13,294,040	$135,644,719
Reinvested dividends	283,606	2,370,947	265,702	2,906,784	1,273,202	11,242,372	758,258	7,643,239
Shares redeemed	(2,318,797)	(20,415,761)	(1,575,838)	(16,784,630)	(14,798,816)	(139,049,701)	(13,992,688)	(142,469,735)

Net increase (decrease)	289,313	$2,382,030	1,382,684	$15,050,507	(4,676,645)	$(46,176,230)	59,610	$818,223

	High Yield Bond				International Small Cap Equity
	For the year ended August 31, 2009		For the year ended August 31, 2008		For the year ended August 31, 2009		For the year ended August 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	8,118,492	$48,446,436	9,109,967	$80,115,160	12,654,204	$130,918,500	9,442,440	$165,694,088
Reinvested dividends	3,394,047	16,902,354	1,378,521	11,965,559	4,935,556	44,370,649	4,089,066	68,737,194
Shares redeemed	(7,839,847)	(50,570,032)	(7,197,434)	(62,655,342)	(9,157,588)	(85,669,535)	(7,779,781)	(129,825,285)

Net increase (decrease)	3,672,692	$14,778,758	3,291,054	$29,425,377	8,432,172	$89,619,614	5,751,725	$104,605,997

	Large Cap Value				Mid Cap Growth
	For the year ended August 31, 2009		For the year ended August 31, 2008		For the year ended August 31, 2009		For the year ended August 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,410,696	$31,880,879	6,858,111	$98,210,693	3,834,838	$18,810,279	22,051,824	$170,228,034
Reinvested dividends	616,133	5,298,743	1,760,007	25,731,298	198,113	869,715	1,070,319	9,204,742
Shares redeemed	(11,876,207)	(112,264,771)	(10,532,062)	(145,556,888)	(5,451,442)	(26,965,959)	(3,300,761)	(26,830,548)

Net increase (decrease)	(7,849,378)	$(75,085,149)	(1,913,944)	$(21,614,897)	(1,418,491)	$(7,285,965)	19,821,382	$152,602,228

	Mid Cap Value				Moderate Growth Lifestyle
	For the year ended August 31, 2009		For the year ended August 31, 2008		For the year ended August 31, 2009		For the year ended August 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	6,510,404	$70,686,565	18,468,891	$297,945,454	3,243,677	$29,608,043	5,356,467	$65,504,176
Reinvested dividends	1,308,284	12,742,684	2,549,834	43,806,142	847,770	7,197,564	688,671	8,656,596
Shares redeemed	(10,556,581)	(113,219,175)	(6,785,192)	(116,534,093)	(2,866,116)	(26,031,404)	(2,663,219)	(32,666,248)

Net increase (decrease)	(2,737,893)	$(29,789,926)	14,233,533	$225,217,503	1,225,331	$10,774,203	3,381,919	$41,494,524

	Money Market II				Small Cap Growth
	For the year ended August 31, 2009		For the year ended August 31, 2008		For the year ended August 31, 2009		For the year ended August 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	141,264,764	$141,264,764	324,079,374	$324,079,374	1,577,913	$12,168,853	1,334,056	$16,992,503
Reinvested dividends	2,812,871	2,812,871	10,307,945	10,307,945	68,781	493,157	249,685	3,340,790
Shares redeemed	(220,170,046)	(220,170,046)	(341,515,131)	(341,515,131)	(1,295,696)	(10,043,517)	(1,273,361)	(16,134,780)

Net increase (decrease)	(76,092,412)	$(76,092,412)	(7,127,812)	$(7,127,812)	350,998	$2,618,493	310,380	$4,198,513

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

	Small Cap Value				Socially Responsible
	For the year ended August 31, 2009		For the year ended August 31, 2008		For the year ended August 31, 2009		For the year ended August 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	13,117,309	$109,310,853	9,631,386	$129,073,247	7,569,714	$60,850,253	22,156,419	$278,444,392
Reinvested dividends	2,133,412	17,600,653	994,842	13,500,012	2,309,016	16,878,906	5,008,762	62,459,264
Shares redeemed	(2,543,446)	(23,500,289)	(5,270,030)	(71,162,066)	(16,526,587)	(136,691,350)	(15,688,784)	(187,855,085)

Net increase (decrease)	12,707,275	$103,411,217	5,356,198	$71,411,193	(6,647,857)	$(58,962,191)	11,476,397	$153,048,571

	Strategic Bond
	For the year ended August 31, 2009		For the year ended August 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	8,671,352	$83,320,957	9,891,159	$111,918,441
Reinvested dividends	2,843,485	24,084,315	1,426,518	15,791,553
Shares redeemed	(9,334,223)	(87,426,922)	(5,097,882)	(57,425,810)

Net increase (decrease)	2,180,614	$19,978,350	6,219,795	$70,284,184

Note 7 — Expense Reductions

Through expense offset arrangements, resulting from broker commission recapture, a portion of the Fund’s expenses have been reduced. For the period ended August 31, 2009, the amount of expense reductions received by each fund, used to offset the Fund’s non-affiliated expenses, were as follows:

Fund	Expense Reductions
Large Cap Value	$9,377
Mid Cap Growth	69,765
Mid Cap Value	118,529
Small Cap Growth	4,066
Small Cap Value	8,037
Socially Responsible	110,252

Note 8 — Investment Concentration

The High Yield Bond Fund’s investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. As a result of the Core Bond Fund and Strategic Bond Fund’s concentration in such investments, it may be subject to risks associated with the U.S. Government agencies or instrumentalities. At the end of the period, the Funds had 33.2% and 11.7%, respectively, of their total net assets invested in such securities.

Some of the Funds may invest internationally, including in “emerging market” countries. Emerging market securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit, exchange rate and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce portfolio risk by increasing the diversification of portfolio investments, the value of the investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. These risks are primary risks of the International Small Cap Equity Fund and Strategic Bond Fund. At the end of the period, the International Small Cap Equity Fund had 28.6% of its net assets invested in equity securities domiciled in Japan. At the end of the period, Strategic Bond Fund had 22.3% of its net assets invested in securities issued by foreign government agencies.

Note 9 — Lines of Credit

Except for the VC II Large Cap Value Fund, VC I and VC II have established an $85 million committed and a $40 million uncommitted line of credit with State Street Bank and Trust Company (“State Street”), the Funds’ custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and State Street’s discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum for the daily unused portion of the committed line of credit, which is included in interest expense on the Statement of Operations. Borrowings under the line of credit will commence when the Fund’s cash shortfall exceeds $100,000.

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

For the period ended August 31, 2009, the following Funds had borrowings:

Fund	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
Aggressive Growth Lifestyle	26	$58	$111,360	0.72%
Capital Appreciation	62	1,582	1,292,437	0.71%
Core Bond	35	1,850	1,105,552	1.32%
Mid Cap Value	3	26	450,176	0.69%
Moderate Growth Lifestyle	51	167	165,222	0.71%
Small Cap Growth	5	10	98,142	0.71%

As of August 31, 2009, none of the Funds had outstanding borrowings.

Note 10 — Interfund Lending Agreement

Pursuant to the exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the period ended August 31, 2009, none of the Funds participated in this program.

Note 11 — Security Transactions with Affiliated Portfolios

The Funds are permitted to transfer securities by purchasing from and/or selling to other affiliated Funds under certain conditions approved by the Board of Trustees of VALIC Company II. The affiliated Funds involved in such transactions must have a common investment adviser (or affiliated investment adviser), common Trustees, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the Act, such a transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price. No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transaction. For the period ended August 31, 2009, the following Funds engaged in security transactions with affiliated Funds:

Fund	Cost of Purchases	Proceed from Sales	Realized Gain/ Loss
High Yield Bond	$5,078,303	$—	$—
Mid Cap Growth	1,797,655	1,304,795	(887,130)
Strategic Bond	—	5,078,303	(2,036,798)

Note 12 — Other Matters

On March 31, 2009, the U.S. Department of the Treasury (“Treasury”) announced an extension of the Treasury’s Temporary Guarantee Program for Money Market II Fund (the “Program”) until September 18, 2009. On April 3, 2009, the Board of Trustees (the ”Board”) of the Fund approved the continued participation of the Money Market II Fund in the Program. The Program’s guarantee only applies to shareholders of the Money Market II Fund as of the close of business on September 19, 2008. Subject to certain conditions and limitations, share amounts held by investors in the Money Market II Fund as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event the per share net asset value falls below $0.995 (a “Guarantee Event”) and a Fund subsequently liquidates. Upon declaration of a Guarantee Event, the Money Market II Fund will be required to suspend redemptions, cease sales, and cease declaration and payment of dividends. The Program guarantee only covers the amount a shareholder held in the Money Market II Fund as of the close of business on September 19, 2008 or the amount a shareholder holds if and when a Guarantee Event occurs, whichever is less. A shareholder who has continuously maintained an account with the Funds since September 19, 2008 would receive a payment for each protected share equal to the shortfall between the amount received in the liquidation and $1.00 per share in the case of a Guarantee Event. The Program is subject to an overall limit of approximately $50 billion for all money market funds participating in the Program.

The extension of the Program began on May 1, 2009 and continues through September 18, 2009. Continued participation in the Program until September 18, 2009 required an additional payment to the Treasury in the amount of 0.015% of the net asset value of the Money Market II Fund, as of the close of business on September 19, 2008. The cost to participate in the extension of the Program was borne by the Money Market II Fund, subject to the expense limitations currently in effect.

Note 13 — Subsequent Event

The Funds have performed an evaluation of subsequent events through October 29, 2009, which is the date the financial statements were issued. The following subsequent events were noted:

Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, International Small Cap Equity Fund, Moderate Growth Lifestyle Fund and Strategic Bond Fund

On September 5, 2009, American International Group, Inc. (“AIG”) entered into an agreement to sell a portion of AIG Investments, including its interests in AIG Global Investment Corp. (“AIGGIC”) to Bridge Partners, L.P. (“Bridge”), a partnership owned by Pacific Century Group (“Pacific”), a Hong Kong-based private investment firm (the “Transaction”). The Transaction is anticipated to close on or about December 1, 2009, and is subject to the receipt of the requisite regulatory approvals and the satisfaction of other conditions to closing. As part of an internal restructuring in anticipation of the sale, AIGGIC was transferred from AIG Global Asset Management Holdings Corp.

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

(“AIGGAMHC”) to Bridge Investments LLC, a direct subsidiary of AIGGAMHC. Prior to the sale, AIGGIC will be merged with and into a Delaware limited liability company that is a wholly owned subsidiary of AIG (the surviving entity, PineBridge Investments LLC, being referred to herein as “PineBridge”). As part of the sale, AIG will cause the indirect transfer of PineBridge to Bridge Partners, L.P., through the direct conveyance of Bridge Investments LLC. PineBridge, which, as successor to AIGGIC, will remain a registered investment adviser pursuant to the Investment Advisers Act of 1940, as amended. In connection with the Transaction, AIG will cause the indirect transfer of PineBridge to a subsidiary of Bridge through the direct conveyance of Bridge Investments, LLC (“Bridge Investments”), as the immediate parent of PineBridge. Furthermore, upon the closing of the Transaction, the existing investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and AIGGIC will terminate.

In advance of the termination of the existing sub-advisory agreement with AIGGIC, the Boards of Trustees (the “Board”) of VALIC Company II (“VC II”) held a meeting on October 27, 2009, wherein they appointed PineBridge, as the successor to both AIGGIC, to serve as sub-adviser to the Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, International Small Cap Equity Fund, Moderate Growth Lifestyle Fund and Strategic Bond Fund (each, a “Fund” and collectively, the “Funds”), each pursuant to a new sub-advisory agreement between VALIC, each Fund’s investment adviser, and PineBridge (the “PineBridge Sub-advisory Agreement”), subject to approval by each Fund’s shareholders.

The Board also approved an interim sub-advisory agreement between VALIC and PineBridge (the “Interim PineBridge Sub-advisory Agreement”) that will go into effect upon the closing of the Transaction, and will remain in effect for 150 days from its effective date or until the PineBridge Sub-advisory Agreement is approved by shareholders, whichever is earlier. On March 16, 2010, the Funds expect to convene a special meeting of shareholders with respect to the proposal to approve the PineBridge Sub-advisory Agreement. Shareholders of record as of December 27, 2009 will receive proxy materials describing the PineBridge Sub-advisory Agreement in greater detail.

Socially Responsible Fund

At the meeting on October 27, 2009, the Board approved the termination of AIGGIC as the sub-adviser of the Socially Responsible Fund and appointed SunAmerica as the sub-adviser of the Fund, pursuant to a new sub-advisory agreement between VALIC and SunAmerica, subject to approval by the Fund’s shareholders (the “SunAmerica Sub-advisory Agreement”).

The Board also approved interim sub-advisory agreements between VALIC and SunAmerica (“Interim SunAmerica Sub-advisory Agreements”) that will go into effect upon or prior to the change of control of AIGGIC, and will remain in effect for 150 days from its effective date or until the SunAmerica Sub-advisory Agreement is approved by shareholders, whichever is earlier. On March 16, 2010, the Socially Responsible Fund expects to convene a special meeting of shareholders with respect to the proposal to approve the SunAmerica Sub-advisory Agreement. Shareholders of record as of December 27, 2009 will receive proxy materials describing the SunAmerica Sub-advisory Agreement in greater detail.

In connection with the approval of SunAmerica as the sub-adviser of the Fund, the Board approved a new advisory fee schedule to the investment advisory agreements that institutes breakpoints for fees payable to VALIC. The amended investment advisory agreements would become effective upon the effective date of the Interim SunAmerica Sub-advisory Agreement.

International Small Cap Equity Fund. At the meeting on October 27, 2009, the Board approved the addition of Invesco Aim Capital Management, LLC (“Invesco Aim”) as a sub-adviser to the International Small Cap Equity Fund to manage a portion of the Fund’s assets and approved the sub-advisory agreement between VALIC and Invesco Aim (the “Invesco Aim Sub-advisory Agreement”). In addition, the Board approved Invesco Asset Management, Ltd. (“IAML”) as a sub-sub-adviser to the Fund and approved a new sub-sub-advisory agreement between Invesco Aim and IAML (the “IAML Sub-Sub-advisory Agreement”). The Invesco Aim Sub-advisory Agreement and IAML Sub-Sub-Advisory Agreement will become effective on or about December 11, 2009. AIGGIC, the current sub-adviser of the Fund (or its successor, PineBridge), will continue to serve as a sub-adviser to the Fund.

The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into the Invesco Aim Sub-Advisory Agreement and the IAML Sub-Sub-advisory Agreement without a shareholder vote; however, an information statement explaining the sub-adviser and sub-sub-adviser additions will be mailed to the Fund’s shareholders.

Small Cap Value Fund. At the meeting on October 27, 2009, the Board approved the addition of Metropolitan West Capital Management, LLC (“MetWest Capital”) and SunAmerica as sub-advisers to the Small Cap Value Fund. The Board approved a new sub-advisory agreement between VALIC and MetWest Capital (“MetWest Capital Sub-advisory Agreement”) and an amendment to the current sub-advisory agreement between VALIC and SunAmerica (“SunAmerica Sub-advisory Agreement”). J.P. Morgan Investment Advisers, Inc., the current sub-adviser of the Small Cap Value Fund, will continue to co-sub-advise a portion of the Fund’s assets.

Shareholders of record of the Fund as of November 13, 2009 are scheduled to vote on the proposed SunAmerica Sub-advisory Agreement at a special meeting of shareholders to be held on or about February 5, 2010. Before the meeting, shareholders of the Fund will receive a proxy statement containing information about the proposed SunAmerica Sub-advisory Agreement and information regarding the Fund. If approved by shareholders, the SunAmerica Sub-advisory Agreement with respect to the Small Cap Value Fund would become effective upon the open of business on February 8, 2010.

With respect to the MetWest Capital Sub-advisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote; however, an information statement explaining the sub-adviser change will be mailed to the Small Cap Value Fund’s shareholders. The effective date of the MetWest Capital Sub-advisory Agreement will coincide with the effective date of the SunAmerica Sub-advisory Agreement, if such agreement is approved by shareholders of the Fund.

VALIC Company II

FINANCIAL HIGHLIGHTS

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Aggressive Growth Lifestyle Fund										Capital Appreciation Fund
	Year Ended August 31,										Year Ended August 31,
	2009		2008		2007		2006		2005		2009	2008	2007		2006	2005

PER SHARE DATA
Net asset value at beginning of period	$10.63		$12.59		$11.71		$10.98		$9.10		$10.24	$10.83	$8.90		$8.90	$7.79

Income (loss) from investment operations:
Net investment income (loss)(d)	0.14		0.24		0.23		0.15		0.08		0.05	0.01	0.04		0.02	0.03
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.71)		(1.25)		1.64		1.00		1.88		(2.77)	(0.57)	1.91		(0.01)	1.11
Net increase from payments by affiliates	–		–		–		–		–		–	–	0.00		–	–

Total income (loss) from investment operations	(1.57)		(1.01)		1.87		1.15		1.96		(2.72)	(0.56)	1.95		0.01	1.14

Distributions from:
Net investment income	(0.22)		(0.19)		–		(0.18)		(0.08)		(0.01)	(0.03)	(0.02)		(0.01)	(0.03)
Net realized gain on securities	(1.88)		(0.76)		(0.99)		(0.24)		–		–	–	–		–	–

Total distributions	(2.10)		(0.95)		(0.99)		(0.42)		(0.08)		(0.01)	(0.03)	(0.02)		(0.01)	(0.03)

Net asset value at end of period	$6.96		$10.63		$12.59		$11.71		$10.98		$7.51	$10.24	$10.83		$8.90	$8.90

TOTAL RETURN(a)	(10.48)%		(8.92)%		16.53%		10.65%		21.62%		(26.59)%	(5.18)%	21.90	%(e)	0.06%	14.58%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.85%	0.85%	0.85%		0.85%	0.85%
Ratio of expenses to average net assets(c)	0.26	%(f)	0.23	%(f)	0.23	%(f)	0.29	%(f)	0.30	%(f)	1.06%	1.01%	1.03%		1.03%	1.13%
Ratio of expense reductions to average net assets	–		–		–		–		–		–	–	0.00%		–	–
Ratio of net investment income (loss) to average net assets(b)	2.16	%(f)	2.15	%(f)	1.93	%(f)	1.31	%(f)	0.80	%(f)	0.74%	0.05%	0.38%		0.21%	0.34%
Ratio of net investment income (loss) to average net assets(c)	2.01	%(f)	2.02	%(f)	1.80	%(f)	1.12	%(f)	0.60	%(f)	0.53%	(0.11)%	0.19%		0.03%	0.06%
Portfolio turnover rate	151%		119%		53%		79%		40%		54%	57%	32%		169%	105%
Number of shares outstanding at end of period (000’s)	13,454		8,603		6,530		4,612		3,700		6,456	8,763	7,779		7,797	5,499
Net assets at the end of period (000’s)	$93,696		$91,464		$82,221		$53,987		$40,623		$48,510	$89,774	$84,269		$69,412	$48,939

(a)

Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance was increased by less than 0.01% from a reimbursement by an affiliate.
(f)	Does not include underlying fund expenses that the Funds bear indirectly.

VALIC Company II

FINANCIAL HIGHLIGHTS — (continued)

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Conservative Growth Lifestyle Fund										Core Bond Fund
	Year Ended August 31,										Year Ended August 31,
	2009		2008		2007		2006		2005		2009	2008	2007		2006		2005

PER SHARE DATA
Net asset value at beginning of period	$10.23		$11.29		$10.70		$10.81		$9.79		$10.08	$10.17	$10.09		$10.06		$10.00

Income (loss) from investment operations:
Net investment income (loss)(d)	0.33		0.27		0.19		0.15		0.24		0.51	0.51	0.48		0.49		0.42
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.53)		(0.72)		0.99		0.42		1.03		0.09	(0.28)	(0.11)		(0.31)		0.08
Net increase from payments by affiliates	–		–		–		–		–		–	–	–		–		–

Total income (loss) from investment operations	(0.20)		(0.45)		1.18		0.57		1.27		0.60	0.23	0.37		0.18		0.50

Distributions from:
Net investment income	(0.26)		(0.16)		–		(0.18)		(0.25)		(0.72)	(0.32)	(0.29)		(0.13)		(0.41)
Net realized gain on securities	(0.17)		(0.45)		(0.59)		(0.50)		–		–	–	–		(0.02)		(0.03)

Total distributions	(0.43)		(0.61)		(0.59)		(0.68)		(0.25)		(0.72)	(0.32)	(0.29)		(0.15)		(0.44)

Net asset value at end of period	$9.60		$10.23		$11.29		$10.70		$10.81		$9.96	$10.08	$10.17		$10.09		$10.06

TOTAL RETURN(a)	(1.36)%		(4.36)%		11.28%		5.50%		13.03%		6.87%	2.24%	3.67%		1.82%		5.05%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.10	%(f)	0.77%	0.77%	0.77%		0.77%		0.77%
Ratio of expenses to average net assets(c)	0.31	%(f)	0.27	%(f)	0.28	%(f)	0.33	%(f)	0.31	%(f)	0.98%	0.93%	0.93%		1.03%		1.00%
Ratio of expense reductions to average net assets	–		–		–		–		–		–	–	–		–		–
Ratio of net investment income (loss) to average net assets(b)	3.84	%(f)	2.58	%(f)	1.75	%(f)	1.38	%(f)	2.35	%(f)	5.38%	4.97%	4.84%		4.91%		4.23%
Ratio of net investment income (loss) to average net assets(c)	3.63	%(f)	2.40	%(f)	1.57	%(f)	1.15	%(f)	2.14	%(f)	5.17%	4.80%	4.68%		4.66%		3.99%
Portfolio turnover rate	180%		107%		75%		81%		46%		134%	158%	180	%(g)	206	%(g)	216	%(e)(g)
Number of shares outstanding at end of period (000’s)	6,004		5,715		4,332		3,488		3,190		16,054	20,731	20,671		10,802		10,072
Net assets at the end of period (000’s)	$57,659		$58,445		$48,897		$37,309		$34,468		$159,971	$209,052	$210,322		$109,007		$101,299

(a)

Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

Fund	2005
Core Bond	205%
(f)	Does not include underlying fund expenses that the Funds bear indirectly.
(g)	Portfolio turnover includes “to be announced” (“TBA”) transactions. Previously, portfolio turnover was calculated prior to including TBA transactions and was as follows:

Fund	2007	2006	2005
Core Bond	155%	202%	212%

VALIC Company II

FINANCIAL HIGHLIGHTS — (continued)

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	High Yield Bond Fund							International Small Cap Equity Fund
	Year Ended August 31,							Year Ended August 31,
	2009	2008	2007	2006		2005		2009	2008	2007		2006		2005

PER SHARE DATA
Net asset value at beginning of period	$8.43	$9.10	$9.32	$8.87		$8.28		$14.58	$19.78	$16.80		$14.05		$10.36

Income (loss) from investment operations:
Net investment income (loss)(d)	0.68	0.72	0.69	0.63		0.62		0.16	0.16	0.16		0.11		0.12
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.61)	(0.87)	(0.26)	0.07		0.78		(2.92)	(3.62)	3.68		2.87		3.68
Net increase from payments by affiliates	–	–	–	0.00		–		–	–	0.00		0.00		–

Total income (loss) from investment operations	(0.93)	(0.15)	0.43	0.70		1.40		(2.76)	(3.46)	3.84		2.98		3.80

Distributions from:
Net investment income	(0.72)	(0.50)	(0.44)	(0.16)		(0.63)		(0.14)	(0.11)	(0.06)		(0.03)		(0.04)
Net realized gain on securities	–	(0.02)	(0.21)	(0.09)		(0.18)		(0.73)	(1.63)	(0.80)		(0.20)		(0.07)

Total distributions	(0.72)	(0.52)	(0.65)	(0.25)		(0.81)		(0.87)	(1.74)	(0.86)		(0.23)		(0.11)

Net asset value at end of period	$6.78	$8.43	$9.10	$9.32		$8.87		$10.95	$14.58	$19.78		$16.80		$14.05

TOTAL RETURN(a)	(7.97)%	(1.79)%	4.62%	8.16	%(g)	17.45%		(17.61)%	(18.68)%	23.44	%(h)	21.36	%(e)	36.89	%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.99%	0.99%	0.99%	0.99%		0.99%		1.00%	1.00%	1.00%		1.00%		1.00%
Ratio of expenses to average net assets(c)	1.16%	1.13%	1.16%	1.19%		1.27%		1.32%	1.31%	1.29%		1.37%		1.57%
Ratio of expense reductions to average net assets	–	–	–	–		–		–	–	–		–		–
Ratio of net investment income (loss) to average net assets(b)	11.11%	8.25%	7.63%	7.07%		7.30%		1.71%	0.97%	0.84%		0.72%		0.99%
Ratio of net investment income (loss) to average net assets(c)	10.94%	8.12%	7.46%	6.87%		7.01%		1.40%	0.66%	0.55%		0.35%		0.42%
Portfolio turnover rate	91%	57%	47%	53%		58	%(f)	132%	101%	72%		69%		143%
Number of shares outstanding at end of period (000’s)	28,189	24,516	21,225	11,377		9,090		51,389	42,957	37,205		25,445		7,405
Net assets at the end of period (000’s)	$191,246	$206,712	$193,127	$106,070		$80,665		$562,725	$626,351	$735,844		$427,437		$104,030

(a)

Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.
(f)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

Fund	2005
High Yield Bond	57%
(g)	The Fund’s performance figure was increased by less than 0.01% from a reimbursement by an affiliate.
(h)	The Fund’s performance figure was increased by 0.06% from a reimbursement for losses realized on the disposal of investments in violation of investment restrictions.

VALIC Company II

FINANCIAL HIGHLIGHTS — (continued)

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Large Cap Value Fund						Mid Cap Growth Fund
	Year Ended August 31,						Year Ended August 31,
	2009	2008	2007	2006		2005	2009	2008	2007	2006	2005

PER SHARE DATA
Net asset value at beginning of period	$12.51	$15.74	$14.58	$13.72		$12.18	$7.42	$9.36	$8.15	$7.56	$5.94

Income (loss) from investment operations:
Net investment income (loss)(d)	0.15	0.20	0.18	0.21		0.18	(0.01)	(0.02)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currencies	(3.00)	(2.51)	1.67	1.50		2.05	(1.59)	(0.97)	1.80	0.60	1.63
Net increase from payments by affiliates	–	–	–	0.00		–	–	–	–	–	–

Total income (loss) from investment operations	(2.85)	(2.31)	1.85	1.71		2.23	(1.60)	(0.99)	1.78	0.59	1.62

Distributions from:
Net investment income	(0.29)	(0.14)	(0.07)	(0.06)		(0.17)	–	–	–	–	–
Net realized gain on securities	–	(0.78)	(0.62)	(0.79)		(0.52)	(0.03)	(0.95)	(0.57)	–	–

Total distributions	(0.29)	(0.92)	(0.69)	(0.85)		(0.69)	(0.03)	(0.95)	(0.57)	–	–

Net asset value at end of period	$9.37	$12.51	$15.74	$14.58		$13.72	$5.79	$7.42	$9.36	$8.15	$7.56

TOTAL RETURN(a)	(22.55)%	(15.47)%	12.89%	12.98	%(e)	18.62%	(21.43)%	(11.98)%	22.57%	7.80%	27.27%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.81%	0.81%	0.81%	0.81%		0.81%	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets(c)	0.97%	0.92%	0.89%	0.97%		1.01%	1.25%	1.17%	1.25%	1.34%	1.37%
Ratio of expense reductions to average net assets	0.01%	0.01%	–	–		–	0.05%	0.02%	0.01%	–	–
Ratio of net investment income (loss) to average net assets(b)	1.70%	1.41%	1.16%	1.54%		1.41%	(0.29)%	(0.28)%	(0.26)%	(0.15)%	(0.18)%
Ratio of net investment income (loss) to average net assets(c)	1.53%	1.30%	1.08%	1.38%		1.21%	(0.69)%	(0.60)%	(0.66)%	(0.64)%	(0.70)%
Portfolio turnover rate	182%	183%	105%	103%		84%	116%	125%	121%	142%	125%
Number of shares outstanding at end of period (000’s)	16,825	24,675	26,589	12,192		6,476	27,455	28,873	9,052	7,929	6,920
Net assets at the end of period (000’s)	$157,711	$308,635	$418,508	$177,737		$88,853	$158,841	$214,201	$84,765	$64,583	$52,335

(a)

Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

VALIC Company II

FINANCIAL HIGHLIGHTS — (continued)

Note 14 — Subsequent Event

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Mid Cap Value Fund					Moderate Growth Lifestyle Fund
	Year Ended August 31,					Year Ended August 31,
	2009	2008	2007	2006	2005	2009		2008		2007		2006		2005

PER SHARE DATA
Net asset value at beginning of period	$15.31	$20.09	$18.75	$18.27	$16.18	$11.40		$13.04		$12.44		$12.04		$10.46

Income (loss) from investment operations:
Net investment income (loss)(d)	0.13	0.07	0.10	0.08	0.01	0.25		0.29		0.21		0.16		0.18
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.40)	(3.11)	3.14	1.79	3.63	(0.96)		(1.08)		1.49		0.70		1.58
Net increase from payments by affiliates	–	–	–	–	–	–		–		–		–		–

Total income (loss) from investment operations	(2.27)	(3.04)	3.24	1.87	3.64	(0.71)		(0.79)		1.70		0.86		1.76

Distributions from:
Net investment income	(0.06)	(0.09)	(0.07)	(0.01)	(0.01)	(0.26)		(0.17)		(0.12)		(0.06)		(0.18)
Net realized gain on securities	(0.27)	(1.65)	(1.83)	(1.38)	(1.54)	(0.31)		(0.68)		(0.98)		(0.40)		–

Total distributions	(0.33)	(1.74)	(1.90)	(1.39)	(1.55)	(0.57)		(0.85)		(1.10)		(0.46)		(0.18)

Net asset value at end of period	$12.71	$15.31	$20.09	$18.75	$18.27	$10.12		$11.40		$13.04		$12.44		$12.04

TOTAL RETURN(a)	(14.17)%	(16.05)%	18.15%	10.74%	23.18%	(5.33)%		(6.70)%		14.18%		7.21%		16.88%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	1.05%	1.05%	1.05%	1.05%	1.05%	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)
Ratio of expenses to average net assets(c)	1.17%	1.13%	1.11%	1.20%	1.18%	0.22	%(e)	0.20	%(e)	0.20	%(e)	0.24	%(e)	0.25	%(e)
Ratio of expense reductions to average net assets	0.03%	0.01%	0.02%	0.01%	0.02%	–		–		–		–		–
Ratio of net investment income (loss) to average net assets(b)	1.22%	0.43%	0.47%	0.40%	0.01%	2.81	%(e)	2.42	%(e)	1.64	%(e)	1.35	%(e)	1.58	%(e)
Ratio of net investment income (loss) to average net assets(c)	1.10%	0.35%	0.41%	0.25%	(0.11)%	2.69	%(e)	2.32	%(e)	1.54	%(e)	1.21	%(e)	1.44	%(e)
Portfolio turnover rate	84%	72%	59%	76%	46%	175%		108%		64%		70%		38%
Number of shares outstanding at end of period (000’s)	37,634	40,372	26,139	19,331	16,528	14,009		12,783		9,401		7,122		6,129
Net assets at the end of period (000’s)	$478,457	$618,150	$525,119	$362,379	$302,014	$141,786		$145,705		$122,551		$88,558		$73,804

(a)

Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	Does not include underlying fund expenses that the Funds bear indirectly.

VALIC Company II

FINANCIAL HIGHLIGHTS — (continued)

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Money Market II Fund					Small Cap Growth Fund
	Year Ended August 31,					Year Ended August 31,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

PER SHARE DATA
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$11.46	$14.59	$12.68	$12.19	$10.20

Income (loss) from investment operations:
Net investment income (loss)(d)	0.01	0.03	0.05	0.04	0.02	(0.07)	(0.09)	(0.09)	(0.07)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.00)	(0.00)	–	–	–	(1.96)	(2.20)	2.00	0.56	2.08
Net increase from payments by affiliates	–	–	–	–	–	–	–	–	–	–

Total income (loss) from investment operations	0.01	0.03	0.05	0.04	0.02	(2.03)	(2.29)	1.91	0.49	1.99

Distributions from:
Net investment income	(0.01)	(0.03)	(0.05)	(0.04)	(0.02)	–	–	–	–	–
Net realized gain on securities	–	–	–	–	–	(0.12)	(0.84)	–	–	–

Total distributions	(0.01)	(0.03)	(0.05)	(0.04)	(0.02)	(0.12)	(0.84)	–	–	–

Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$9.31	$11.46	$14.59	$12.68	$12.19

TOTAL RETURN(a)	0.89%	3.08%	4.88%	4.09%	1.99%	(17.44)%	(16.52)%	15.06%	4.02%	19.51%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.55%	0.55%	0.55%	0.56%	0.56%	1.16%	1.16%	1.16%	1.16%	1.16%
Ratio of expenses to average net assets(c)	0.75%	0.67%	0.64%	0.67%	0.75%	1.49%	1.39%	1.35%	1.40%	1.44%
Ratio of expense reduction to average net assets	–	–	–	–	–	0.01%.	0.00%	0.01%	–	–
Ratio of net investment income (loss) to average net assets(b)	0.94%	3.04%	4.78%	4.13%	1.98%	(0.88)%	(0.75)%	(0.67)%	(0.55)%	(0.81)%
Ratio of net investment income (loss) to average net assets(c)	0.73%	2.93%	4.69%	4.02%	1.78%	(1.21)%	(0.98)%	(0.86)%	(0.79)%	(1.09)%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A	83%	158%	58%	69%	46%
Number of shares outstanding at end of period (000’s)	253,830	329,922	337,050	151,326	75,836	4,546	4,195	3,884	3,892	3,779
Net assets at the end of period (000’s)	$253,242	$329,212	$337,050	$151,326	$75,836	$42,310	$48,061	$56,678	$49,354	$46,088

(a)

Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

VALIC Company II

FINANCIAL HIGHLIGHTS — (continued)

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Small Cap Value Fund						Socially Responsible Fund
	Year Ended August 31,						Year Ended August 31,
	2009	2008	2007		2006	2005	2009	2008	2007		2006	2005

PER SHARE DATA
Net asset value at beginning of period	$13.75	$15.35	$15.06		$15.61	$13.68	$11.39	$13.49	$12.06		$11.21	$10.25

Income (loss) from investment operations:
Net investment income (loss)(d)	0.15	0.17	0.12		0.11	0.12	0.14	0.18	0.19		0.17	0.15
Net realized and unrealized gain (loss) on investments and foreign currencies	(3.28)	(0.98)	1.27		1.25	2.68	(2.37)	(1.46)	1.51		0.96	0.96
Net increase from payments by affiliates	–	–	0.00		–	–	–	–	0.00		–	0.00

Total income (loss) from investment operations	(3.13)	(0.81)	1.39		1.36	2.80	(2.23)	(1.28)	1.70		1.13	1.11

Distributions from:
Net investment income	(0.12)	(0.09)	(0.07)		(0.02)	(0.13)	(0.19)	(0.12)	(0.06)		(0.05)	(0.15)
Net realized gain on securities	(0.62)	(0.70)	(1.03)		(1.89)	(0.74)	(0.04)	(0.70)	(0.21)		(0.23)	–

Total distributions	(0.74)	(0.79)	(1.10)		(1.91)	(0.87)	(0.23)	(0.82)	(0.27)		(0.28)	(0.15)

Net asset value at end of period	$9.88	$13.75	$15.35		$15.06	$15.61	$8.93	$11.39	$13.49		$12.06	$11.21

TOTAL RETURN(a)	(21.71)%	(5.23)%	9.22	%(g)	9.69%	20.84%	(19.20)%	(10.04)%	14.22	%(f)	10.16%	10.85	%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.95%	0.95%	0.95%		0.95%	0.95%	0.56%	0.56%	0.56%		0.56%	0.56%
Ratio of expenses to average net assets(c)	1.11%	1.11%	1.11%		1.21%	1.22%	0.69%	0.65%	0.63%		0.71%	0.71%
Ratio of expense reductions to average net assets	0.00%	0.01%	0.00%		–	–	0.02%	0.02%	0.03%		–	–
Ratio of net investment income (loss) to average net assets(b)	1.77%	1.02%	0.77%		0.74%	0.83%	1.79%	1.46%	1.45%		1.52%	1.47%
Ratio of net investment income (loss) to average net assets(c)	1.60%	0.86%	0.61%		0.49%	0.56%	1.67%	1.37%	1.38%		1.37%	1.32%
Portfolio turnover rate	32%	39%	33%		58%	85%	86%	120%	152%		172%	74%
Number of shares outstanding at end of period (000’s)	34,981	22,274	16,918		7,622	6,235	73,479	80,127	68,651		24,486	17,180
Net assets at the end of period (000’s)	$345,551	$306,357	$259,704		$114,809	$97,314	$656,132	$912,992	$925,906		$295,231	$192,604

(a)

Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.
(f)	The Fund’s performance was increased by less than 0.01% from a reimbursement by an affiliate.
(g)	The Fund’s performance figure was increased by less than 0.01% from a gain realized on the disposal of investments in violation of investment restrictions.

VALIC Company II

FINANCIAL HIGHLIGHTS — (continued)

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Strategic Bond Fund
	Year Ended August 31,
	2009	2008	2007		2006		2005

PER SHARE DATA
Net asset value at beginning of period	$11.10	$11.33	$11.36		$11.08		$10.66

Income (loss) from investment operations:
Net investment income (loss)(d)	0.66	0.65	0.61		0.58		0.56
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.60)	(0.29)	(0.12)		0.04		0.65
Net increase from payments by affiliates	–	–	–		0.00		–

Total income (loss) from investment operations	0.06	0.36	0.49		0.62		1.21

Distributions from:
Net investment income	(0.87)	(0.51)	(0.40)		(0.16)		(0.54)
Net realized gain on securities	–	(0.08)	(0.12)		(0.18)		(0.25)

Total distributions	(0.87)	(0.59)	(0.52)		(0.34)		(0.79)

Net asset value at end of period	$10.29	$11.10	$11.33		$11.36		$11.08

TOTAL RETURN(a)	2.23%	3.13%	4.32%		5.75	%(g)	11.66	%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.89%	0.89%	0.89%		0.89%		0.89%
Ratio of expenses to average net assets(c)	1.05%	1.00%	1.02%		1.12%		1.09%
Ratio of expense reductions to average net assets	–	–	–		–		–
Ratio of net investment income (loss) to average net assets(b)	7.01%	5.81%	5.49%		5.38%		5.21%
Ratio of net investment income (loss) to average net assets(c)	6.85%	5.70%	5.35%		5.16%		5.01%
Portfolio turnover rate	129%	127%	126	%(h)	105	%(h)	159	%(f)(h)
Number of shares outstanding at end of period (000’s)	34,144	31,963	25,743		17,195		12,302
Net assets at the end of period (000’s)	$351,498	$354,895	$291,727		$195,413		$136,295

(a)

Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure increased by 0.10% from a gain realized on the disposal of investments in violation of investment restrictions.
(f)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

Fund	2005
Strategic Bond	153%
(g)	The Fund’s performance figure was increased by less than 0.01% from a reimbursement by an affiliate.
(h)	Portfolio turnover includes “to be announced” (“TBA”) transactions. Previously, portfolio turnover was calculated prior to including TBA transactions and was as follows:

Fund	2007	2006	2005
Strategic Bond	120%	104%	155%

VALIC Company II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of VALIC Company II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the fifteen funds constituting VALIC Company II, formerly known as AIG Retirement Company II (hereafter referred to as the “Series”) at August 31, 2009, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the years ended on or before August 31, 2007 were audited by another independent registered public accounting firm whose report, dated October 25, 2007, expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Houston, Texas

October 28, 2009

VALIC Company II

APPROVAL OF ADVISORY AGREEMENTS (Unaudited)

At meetings held on July 14-15, 2009 and August 3-4, 2009, the Board of Trustees (the “Board”), including the Directors that are not interested persons of VC II, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), approved with respect to each Fund the Investment Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and VC II (the “Advisory Agreement”) and the investment sub-advisory agreements between VALIC and each of the following sub-advisers (collectively, the “Sub-advisory Agreements”): AIG Global Investment Corp. (“AIGGIC”); SunAmerica Asset Management Corp. (“SAAMCo”); Bridgeway Capital Management, Inc. (“Bridgeway Capital”); FAF Advisors, Inc. (“FAF”); Invesco Aim Capital Management, Inc. (“Invesco Aim”); JPMorgan Investment Advisors Inc. (“JPMIA”); J.P. Morgan Investment Management Inc. (“JPMIM”); SSgA Funds Management, Inc. (“SSgA FM”); SunAmerica Asset Management Corp. (“SAAMCo”); and Wellington Management Company, LLP (“Wellington Management”) (collectively referred to as the “Sub-advisers”).

In addition, at the July 2009 meeting, the Board approved an amendment to the Investment Sub-Advisory Agreement between VALIC and Wellington Management (the “WMC Sub-Advisory Agreement”) that engages Wellington Management as the sub-adviser of the High Yield Bond Fund. In connection with such approval, the Board approved the termination of AIGGIC as the sub-adviser of the High Yield Bond Fund.

The Investment Advisory Agreement and Investment Sub-advisory Agreements, including the WMC Sub-Advisory Agreement are collectively referred to as the “Advisory Contracts.”

In connection with the approval of the Advisory Contracts, the Board received materials related to certain factors the Board considered in determining to renew such Advisory Contracts. Those factors included: (1) the nature, extent and quality of services provided by VALIC and the Sub-advisers; (2) the investment performance of the Funds compared to performance of comparable funds as selected by an independent third-party provider of investment company data (“Performance Group/Universe”) and against each Fund’s benchmarks; (3) the costs of services and the benefits potentially derived by VALIC and the Sub-advisers; (4) whether the Funds will benefit from possible economies of scale from engaging the Sub-advisers; (5) the profitability of VALIC and the Sub-advisers and their affiliates; (6) the advisory fee and sub-advisory fees charged in connection with VALIC’s and the Sub-advisers’ management of the Funds, compared to advisory fee rates and sub-advisory fee rates of a group of funds with similar investment objectives (respectively, the “Expense Group/Universe” and the “Sub-Advisor Expense Group/Universe”), as selected an independent third-party provider of investment company data; (7) the terms of the Advisory Contracts, and (8) information regarding VALIC’s and the Sub-advisers’ compliance and regulatory history.

The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of approval of the Advisory Contracts. The matters discussed below were also considered separately by the Independent Directors in executive sessions during which such independent counsel provided guidance to the Independent Directors.

The Advisory Contracts approved at the July 2009 meeting were approved for a one-year term ending July 15, 2010. All Advisory Contracts were re-approved at the August 2009 for a one-year term beginning September 1, 2009 and ending August 31, 2010, with the exception of the WMC Sub-Advisory Agreement, which was approved for an initial two-year term.

Nature, Extent and Quality of Services. The Board considered the nature, quality and extent of services to be provided to the Funds by VALIC and the Sub-advisers. The Board reviewed information provided by VALIC relating to its operations and personnel. The Board also took into account their familiarity with VALIC’s management through Board meetings, discussions and reports during the preceding year and through their long history of service to the Funds. The Board considered that VALIC is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Sub-advisers, and is also responsible for monitoring and reviewing the activities of the Sub-advisers and other third-party service providers. The Board also noted that VALIC’s and the Sub-advisers’ management of the Funds is subject to the oversight of the Board, and must be made in accordance with the investment objectives, policies and restrictions set forth in the Funds’ prospectus and statement of additional information.

The Board noted that VALIC personnel meet on a regular basis to discuss the performance of the Funds, as well as the positioning of the insurance products, employer-sponsored retirement plans and the Funds generally vis-à-vis competitors. In addition, it was considered that VALIC works to develop marketing strategies to promote an identity for the Funds separate and apart from the insurance products and the employer-sponsored retirement plans. The Board also considered VALIC’s financial condition and whether it had the financial wherewithal to provide the services under the Investment Advisory Agreement with respect to each Fund.

With respect to the services provided by the Sub-advisers, the Board considered information provided to them regarding the services provided by each Sub-adviser, including information presented throughout the previous year. The Board noted that each Sub-adviser (i) determines the securities to be purchased or sold on behalf of the Funds it manages as may be necessary in connection therewith; (ii) provides VALIC with records concerning its activities, which VALIC or the Funds are required to maintain; and (iii) renders regular reports to VALIC and to officers and Directors of the Funds concerning its discharge of the foregoing responsibilities. The Board reviewed each Sub-adviser’s history and investment experience as well as information regarding the qualifications, background and responsibilities of the Sub-advisers investment and compliance personnel who provide services to the Funds. The Board also took into account the financial condition of each Sub-adviser. The Board also reviewed each Sub-adviser’s brokerage practices.

The Board reviewed VALIC’s and the administrator’s, SAAMCo, an affiliate of VALIC’s, compliance program and personnel. It also considered VALIC’s and each Sub-adviser’s regulatory history, including information regarding whether it was currently involved in any regulatory actions or investigations as well as material litigation. The Board concluded that there was no information provided to the Board that would have a material adverse effect on VALIC’s or the Sub-advisers’ ability to provide services to the Funds.

The Board concluded that the scope and quality of the advisory services provided by VALIC and Sub-advisers were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Funds.

Fees and Expenses; Investment Performance. The Board received and reviewed information regarding each Fund’s total expenses, advisory and sub-advisory fees, and other expenses compared against the expenses and fees of the funds in its Expense Group, Expense Universe and Subadvisor Expense Group and, in some cases as noted below, the Subadvisor Expense Universe. It was noted that VALIC negotiates the sub-advisory fees with each of the unaffiliated Sub-advisers at arms-length. The Board also considered that

VALIC Company II

APPROVAL OF ADVISORY AGREEMENTS (Unaudited) — (continued)

the sub-advisory fees are paid by VALIC out of its advisory fees it receives from the Funds and is not paid by the Funds, and that sub-advisory fees may vary widely within the Subadvisor Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board noted the affiliation of the Sub-Advisor to certain of the Funds with VALIC, noting any potential conflicts of interest. The Board also noted that VALIC annually waives a portion of its advisory fee and/or reimburses the expenses of several Funds as noted below.

The total expense information, advisory fee information, and sub-advisory fee information considered by the Board, among other fee and expense data, is summarized below. It was noted that expense ratio data included in the independent third-party reports was based on unaudited data from the semi-annual report dated February 28, 2009.

The Board received and reviewed information prepared by management and by an independent third-party regarding the Funds’ investment performance compared against their benchmarks and their respective Performance Groups/Universes. It was noted that performance information provided by the independent third party was for the period ended April 30, 2009 and that benchmark information presented by management was through the period June 30, 2009.

•

Aggressive Growth Lifestyle Fund (sub-advised by AIGGIC). The Board considered that total expenses and actual advisory fees were at or below the medians of its Expense Group/Universe. The Board also noted that the Fund’s sub-advisory fees were above the median of its Subadvisor Expense Universe. The Board also noted that the expense limitation on total expenses would be extended contractually through December 31, 2010.

The Board considered that the Fund’s performance was below the median of its Performance Universe and that it underperformed the Lipper VUF Global Core Index for the one-year period but was above the median and outperformed the Lipper Index for the three- and five-year periods. The Board also noted that the Fund underformed its blended benchmark for the one-year period, was in line with the benchmark for the three-year period and outperformed the benchmark for the five-year periods and slightly trailed the benchmark for the one-year period. The blended benchmark consists of the Dow Jones Wilshire 5000 Total Market Index (“Wilshire 5000”) (65%), Barclays Capital U.S. Aggregate Index (10%) and the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”) (25%). The Board took into account management’s discussion of the Fund’s performance, including the effect of the peer universe chosen for comparison on the Fund’s rankings. The Board concluded that the Fund’s performance has been satisfactory in light of all factors considered.

•

Capital Appreciation Fund (sub-advised by Bridgeway Capital). The Board considered that the Fund’s actual advisory fees and total expenses were below the medians of its Expense Group/Universe. The Board also noted that the Fund’s sub-advisory fees were below the median of its Subadvisor Expense Universe. The Board also noted that the expense limitation on total expenses would be extended contractually through December 31, 2010.

The Board considered that the Fund was below the median of its Performance Group/Universe and underperformed the Lipper VUF Large-Cap Growth Index and its benchmark, the Russell 1000® Growth Index, for the one-, three- and five-year periods. The Board took into account management’s discussion of the Fund’s performance and its plans to address the Fund’s performance. The Board also noted the Fund’s more recent performance. The Board concluded that appropriate action has been taken to address the Fund’s performance.

•

Conservative Growth Lifestyle Fund (sub-advised by AIGGIC). The Board considered that actual advisory fees were at the median of its Expense Group/Universe and that the Fund’s total expenses were above the median of its Expense Group and above the median of its Expense Universe. The Board also noted that the expense limitation on total expenses would be extended contractually through December 31, 2010.

The Board considered that the Fund’s performance was in line with or above the median of its Performance Group/Universe and outperformed the Lipper VUF Mixed Asset Target Allocation Conservative Index for the one- and five-year periods and trailed the medians of its Performance Group/Universe and underperformed the Lipper Index for the three-year period. The Board noted that the Fund underperformed its blended benchmark for the one-, three- and five-year periods. The Fund’s blended benchmark consists of the Wilshire 5000 (42%), Barclays Capital U.S. Aggregate Index (50%) and the MSCI EAFE Index (8%). The Board concluded that the Fund’s performance was satisfactory in light of all factors considered.

•

Core Bond Fund (sub-advised by AIGGIC). The Board considered that the Fund’s actual advisory fees were at or above the medians of its Expense Group/Universe and that total expenses were below the median of its Expense Group but above the median of its Expense Universe. In addition, the Board noted that the Fund’s sub-advisory fees were above the median of its Subadvisor Expense Universe. The Board also noted that the expense limitation on total expenses would be extended contractually through December 31, 2010.

The Board noted that the Fund was at or exceeded the median of its Performance Group for the one-, three- and five-year periods. The Board considered that the Fund was below the median of its Performance Universe for the one-, three- and five-year periods. The Board also noted that the Fund underperformed the Lipper VUF Corporate A-Rated Bond Index and its benchmark, Barclays Capital U.S. Aggregate Index, for the one-, three- and five-year periods. The Board took into account management’s discussion of the Fund’s performance, recent changes to the Fund’s investment strategy, and its continued monitoring of the Fund and concluded that management is taking appropriate action with respect to the Fund.

•

High Yield Bond Fund (sub-advised by AIGGIC through July 24, 2009; sub-advised by Wellington Management thereafter). At the July 2009 meeting, the Board approved the engagement of Wellington Management to replace Putnam as the Fund’s sub-adviser.

The Board considered that the Fund’s actual advisory fees and total expense were in line with the median of its Performance Group and were above the median of its Performance Universe. The Board considered that the Fund’s sub-advisory fees were above the medians of its Subadvisor Expense Group/Universe. The Board also considered that the advisory fees and sub-advisory fees would be reduced and noted that the reduction in such fees would not result in VALIC retaining any more or any less of its advisory fees. The Board also noted management agreed to lower the Fund’s contractual expense limitation and that the new expense limitation, which would take effect on January 2010, would last through December 31, 2010.

VALIC Company II

APPROVAL OF ADVISORY AGREEMENTS (Unaudited) — (continued)

The Board considered that management was proposing the hiring of Wellington Management to address the short- and mid-term performance of the Fund. The Trustees next took into consideration management’s presentation regarding the performance of a comparable fund managed by Wellington Management portfolio manager who would be responsible for managing the Fund. It was noted that for the period ended May 31, 2009, the comparable Fund had outperformed the Fund, its Lipper Category and its benchmark, the Citigroup High Yield Index, for the one-, three- and five-year periods.

The Board considered that the Fund’s performance was below the medians of its Performance Group/Universe and that it underperformed the Lipper VUF High Yield Bond Index and its benchmark, the Citigroup High Yield Index for the one-, three- and five-year periods. The Board took into account management’s discussion of the Fund’s performance. The Board concluded that the Fund’s performance was satisfactory in light of all factors considered.

•

International Small Cap Equity Fund (sub-advised by AIGGIC). The Board considered that the Fund’s actual advisory fees were below the median of its Expense Group and in line with the median of its Expense Universe and that the Fund’s total expenses were below the medians of its Expense Group/Universe. The Board also noted that the Fund’s sub-advisory fees were above the medians of its Subadvisor Expense Group/Universe. The Board also noted that the expense limitation on total expenses would be extended contractually through December 31, 2010.

The Board considered that the Fund’s performance was at or above the medians of its Performance Group/Universe and the Lipper VUF International Core Index for the one- and five-year periods but that it was below the median and that it underperformed the Lipper Index for the three-year period. The Board took into consideration management’s discussion of the Fund’s performance, including that Lipper’s comparative Index focused on international multi-cap growth funds and not on international small-cap core funds. Management further noted that the Fund underperformed its benchmark, the MSCI EAFE Small Cap Index, for the one- and three-year periods and outperformed the benchmark for the five-year period. The Board concluded that the Fund’s performance was satisfactory in light of all factors considered.

•

Large Cap Value Fund (sub-advised by SSgA FM). The Board considered that the Fund’s actual advisory fees and total expenses were below the medians of its Expense Group/Universe. The Board also noted that the Fund’s sub-advisory fees were below the medians of its Subadvisor Expense Universe. The Board also noted that the expense limitation on total expenses would be extended contractually through December 31, 2010.

The Board considered that the Fund was in line with the median of its Performance Group for the one- and three-year periods and was above median for the five-year period. It further noted that the Fund was below the median of its Performance Universe for the one- and three-year periods and was in line with the median for the five-year period. The Board considered that Fund underperformed the Lipper VUF Multi-Cap Value Index for the one- and three-year periods and outperformed the Lipper Index for the five-year period. It also noted that the Fund underperformed its benchmark, the Russell 1000® Value Index, for the one-, three- and five-year periods. The Board took into account management’s discussion of the Fund’s performance. The Board concluded that the Fund’s performance was satisfactory in light of all factors considered.

•

Mid Cap Growth Fund (sub-advised by Invesco Aim). The Board considered that the Fund’s actual advisory fees were in line with the medians of its Expense Group/Universe and total expenses were below the medians of its Expense Group/Universe. The Board also noted that the Fund’s sub-advisory fees were above the median of its Subadvisor Expense Universe. The Board also noted that the expense limitation on total expenses would be extended contractually through December 31, 2010.

The Board also considered that the Fund’s performance was in line with the medians of its Performance Group/Universe and the Lipper VUF Mid-Cap Growth Index for the one-year period but was below the medians and underperformed the Lipper Index for the three- and five-year periods. Management reported that the Fund underperformed its benchmark, the Russell Midcap® Growth Index, for the one-, three- and five-year periods. The Board took into account management’s discussion of the Fund’s performance and its continued monitoring of the Fund. The Board also noted the Fund’s improved more recent performance. The Board concluded that management is taking appropriate action with respect to the Fund.

•

Mid Cap Value Fund (sub-advised by FAF and Wellington). The Board considered that the Fund’s actual advisory fees were below the median of its Expense Group/Universe and that the Fund’s total expenses were below the median of its Expense Group and above the median of its Expense Universe. The Board also noted that the Fund’s sub-advisory fees were above the median of its Subadvisor Expense Universe. The Board also noted that the expense limitation on total expenses would be extended contractually through December 31, 2010.

The Board considered that the Fund’s performance was above the median of its Performance Group/Universe and that it outperformed the Lipper VUF Mid Cap Value Index and its benchmark, the Russell 2500® Value Index, for the one-, three- and five-year periods. The Board concluded that the Fund’s performance was satisfactory.

•

Moderate Growth Lifestyle Fund (sub-advised by AIGGIC). The Board considered that actual advisory fees were in line with the medians of its Expense Group/Universe. The Board considered that the Fund’s total expenses were above the median of its Expense Group and below the median of its Expense Universe. The Board also considered that the Fund’s sub-advisory fees were in line with the median of its Subadvisor Expense Universe. The Board also noted that the expense limitation on total expenses would be extended contractually through December 31, 2010.

The Board considered that the Fund’s performance was below the medians of its Performance Group/Universe and underperformed the Lipper VUF Mixed-Asset Target Allocation Moderate Index for the one- and three-year periods and was above the median and outperformed the Lipper Index for the five-year period. In addition, the Board noted that the Fund underperformed its blended benchmark for the one- and three-year periods and was in line with the benchmark for the five-year period. The Fund’s blended benchmark consists of the Wilshire 5000 (55%), Barclays Capital U.S. Aggregate Index (30%) and the MSCI EAFE Index (15%). The Board took into account management’s discussion of the Fund’s performance, including with respect to its peer group. The Board concluded that the Fund’s performance has been satisfactory in light of all factors considered.

•

Money Market II Fund (sub-advised by SAAMCo). The Board considered that the Fund’s actual advisory fees and total expenses were below the medians of its Expense Group/Universe. The Board also noted that the Fund’s sub-advisory fees were above the median of its Subadvisor Expense Universe. The Board also noted that the expense limitation on total expenses would be extended contractually through December 31, 2010.

VALIC Company II

APPROVAL OF ADVISORY AGREEMENTS (Unaudited) — (continued)

The Board considered that the Fund’s performance was above the medians of its Performance Group/Universe for the one-year period and was in line with the medians for the three- and five-year periods. It also noted that the Fund outperformed the Lipper VUF Money Market Index for the one-year period but slightly trailed the Lipper Index for the three- and five-year periods. Management also reported that the Fund slightly outperformed its benchmark, the Treasury Bill 3 Month Index, for the one- and three-year periods and was in line with the Index for the five-year period. The Board took into account the relatively small range in performance returns among the Performance Group/Universe. The Board concluded that the Fund’s performance was satisfactory in light of all factors considered.

•

Small Cap Growth Fund (sub-advised by JPMIM). The Board considered that the Fund’s actual advisory fees were at the median of its Expense Group/Universe and that the Fund’s total expenses were below the median of its Expense Group and above the median of its Expense Universe. The Board also noted that the Fund’s sub-advisory fees were above the median of its Subadvisor Expense Group/Universe. The Board also noted that the expense limitation on total expenses would be extended contractually through December 31, 2010.

The Board noted that the Fund was at or slightly below the medians of its Performance Group/Universe and underperformed the Lipper VUF Small Cap Growth Index for the one-, three- and five-year periods. In addition, management reported that the Fund outperformed its benchmark, the Russell 2000® Growth Index, for the one-year period but trailed the benchmark for the three- and five-year periods. The Trustees took into account the change of sub-adviser that took place on December 10, 2007. The Board concluded that appropriate action has been taken to address the Fund’s performance.

•

Small Cap Value Fund (sub-advised by JPMIA). The Board considered that the Fund’s actual advisory fees and total expenses were below the medians of its Expense Group/Universe. The Board also noted that the Fund’s sub-advisory fees were slightly below the medians of its Subadvisor Expense Group/Universe. The Board also noted that the expense limitation on total expenses would be extended contractually through December 31, 2010.

The Board considered that the Fund’s performance was in line with the medians of its Performance Group/Universe for the one-year period and that it was below the medians of its Performance Group/Universe for the three- and five-year periods. In addition, the Board noted that the Fund outperformed the Lipper VUF Small Cap Value Index for the one- and three-year periods but underperformed the Lipper Index for the five-year period. Management reported that the Fund outperformed its benchmark, the Russell 2000® Value Index, for the three- and five-year periods but underperformed the benchmark for the one-year period. The Board concluded that the Fund’s recent performance has been satisfactory in light of all factors considered.

•

Socially Responsible Fund (sub-advised by AIGGIC). The Board considered that the Fund’s actual advisory fees and total expenses were below the medians of its Expense Group/Universe. The Board also noted that the Fund’s sub-advisory fees were below the medians of its Subadvisor Expense Group/Universe. The Board also noted that the expense limitation on total expenses would be extended contractually through December 31, 2010.

The Board noted that the Fund’s performance was below the medians of its Performance Group/Universe and underperformed for Lipper VUF Large Cap Core Index the one- and five-year periods and was above the medians and outperformed its Lipper Index for the three-year period. In addition, management reported that the Fund slightly underperformed its benchmark, the S&P 500® Index, for the one-, three- and five-year periods. The Board took into consideration Management’s discussion of its peer group and index noting the social criteria in which the Fund must adhere and concluded that the Fund’s performance was satisfactory in light of all factors considered.

•

Strategic Bond Fund (sub-advised by AIGGIC). The Board noted that the Fund’s actual advisory fees were below the medians of its Expense Group/Universe. The Board also considered that the Fund’s total expenses were below the median of its Expense Group and above the median of its Expense Universe. In addition, the Board considered that the Fund’s sub-advisory fees were above the median of its Subadvisor Expense Universe. The Board also noted that the expense limitation on total expenses would be extended contractually through December 31, 2010.

The Board considered that the Fund’s performance was below the medians of its Performance Group/ Universe and the Lipper VUF General Bond Index for the one- and three-year periods and that it was above or at the medians of its Performance Group/Universe and outperformed its Lipper Index for the five-year period. In addition, the Board considered that the Fund underperformed its benchmark, the Barclays Capital Aggregate Bond Index, for the one-, and three-year periods and was in line with the benchmark for the five-year period. The Board took into account management’s discussion of the Fund’s performance, including with respect to the Fund’s performance over the longer term. The Board noted that management was closely monitoring the Fund. The Board concluded that the Fund’s overall performance was satisfactory and that the Fund’s shorter term performance was being addressed.

The Board concluded that the advisory fee and sub-advisory fee for each Fund are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Cost of Services and Indirect Benefits/Profitability. The Board was provided information related to the cost of services and profits realized in connection with the Advisory Agreement. The Board considered the costs that are borne by the Funds. For its services, VALIC receives a fee, payable monthly from each Fund in an amount that is calculated as a percentage of the average daily net assets of the respective Fund.

It was noted that VALIC reviewed a number of factors in determining appropriate fee levels for the Funds as well as the fee VALIC pays each Sub-adviser. Such factors include review of (1) style class peers primarily within the variable annuity and qualified plan universe; (2) key competitor analysis; (3) clone fund analysis; (4) product suitability; and (5) special considerations such as competitor sub-account characteristics, uniqueness of the product and prestige of the manager.

The Board considered that VALIC will receive benefits in addition to the advisory fee to be paid by the Funds, which include transfer agency fees paid or to be paid by the Funds. The Board considered that VC II also pays VALIC a fee for the provision of record keeping and shareholder services to contract owners and participants, which is provided at cost. Such payment is allocated to each Fund based on the number of accounts serviced. Finally, it was noted that the Funds pay SAAMCo, an affiliate of VALIC, an annual fee of approximately 0.07% based on each Fund’s average daily net assets, for the provision of certain accounting and administrative services. Out of the fee SAAMCo receives from

VALIC Company II

APPROVAL OF ADVISORY AGREEMENTS (Unaudited) — (continued)

the Funds, SAAMCo compensates VALIC for certain administrative services (0.02% of daily net assets), and the Funds’ custodian, State Street Bank and Trust Company for calculation of the daily net asset value (0.01% of daily net assets). The Board also considered that VC II pays VALIC an annual fee of 0.25% on average daily net assets of each Fund (other than the Lifestyle Funds) pursuant to a Shareholder Services Agreement.

The Board also considered that VALIC may exclude from its taxable income a portion of the ordinary dividends paid by underlying U.S. equities in the Funds to the same extent the Funds receive certain dividends with respect to shares of stock issued by domestic corporations, subject to applicable tax laws and regulations. In addition, it was noted that VALIC may receive foreign tax credits with respect to certain foreign securities held or to be held in certain Funds that benefit VALIC. These benefits can be material.

In considering the profitability to VALIC and its affiliates in connection with their relationship with the Funds, the Board reviewed information provided by VALIC setting forth the revenues and other benefits, both direct and indirect, received by VALIC and its affiliates attributable to managing each Fund, the cost of providing such services and the resulting profitability to VALIC and its affiliates from these relationships. The Board also reviewed VALIC’s profitability on a Fund-by-Fund basis. The Board received and reviewed information prepared by VALIC that reflects an allocation of costs that result in a reasonable determination of profitability of VALIC, as adviser and transfer agent and as the shareholder servicing agent. In addition, the Board considered the profitability of SAAMCo in its role as the administrator of the Funds and as sub-adviser to certain Funds. The Board concluded that the profitability to VALIC and its affiliates from their relationship with the Funds was reasonable.

In considering the profitability to the Sub-advisers in connection with their relationship to the Funds, the Directors noted that the fees under the Sub-Advisory Agreements are paid by VALIC out of the advisory fees that VALIC receives under the Advisory Agreement. With respect to the unaffiliated Sub-advisers, the Board also relied on the ability of VALIC to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length.

For each of the above reasons, the Directors determined that the profitability to the Sub-advisers from their relationship with the Funds was not a material factor in their deliberations with respect to consideration of approval of the Investment Sub-Advisory Agreements.

Economies of Scale. The Board noted that the advisory fee rate and sub-advisory fee rates payable to VALIC and each of the Sub-advisers with respect to most of the Funds contain breakpoints, which allows the Funds to participate in any economies of scale. The Board also took into account management’s discussion of the Funds’ advisory fee and sub-advisory fee structure, including with respect to those Funds that do not currently have breakpoints. The Board also considered the effect of each Fund’s growth and size on its performance and fees, noting that it the Funds’ assets increase overtime, the Funds may realize other economies of scale if assets increase proportionally more than expenses. The Board concluded that no changes to the advisory fee structure of the Funds were necessary.

For similar reasons as stated above with respect to the Sub-advisers’ profitability and the costs of their providing services, the Board concluded that the potential for economies of scale in the Sub-advisers’ management of the Funds are not a material factor to the approval of the Sub-advisory Agreements, although it was noted that most of the Funds have breakpoints at the sub-advisory fee level.

Terms of the Advisory Contracts. The Board reviewed the terms of the Advisory Contracts including the duties and responsibilities undertaken. The Board also reviewed the terms of payment for services rendered by VALIC and the Sub-advisers and noted that VALIC would compensate the Sub-advisers out of the advisory fees it receives from the Funds. The Board noted that the Sub-Advisory Agreements provide that each Sub-adviser will pay all of its own expenses in connection with the performance of their respective duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the Advisory Contracts and other terms contained therein.

The Board reviewed the terms of the WMC Sub-Advisory Agreement, the BlackRock Sub-Advisory Agreement, and the Dreman Sub-Advisory Agreement, including the duties and responsibilities undertaken by Wellington Management, BlackRock Financial and Dreman, respectively. It also noted that each of these Sub-Advisory Agreements were generally the same in all material respects as the previous Sub-Advisory Agreements with respect to each Fund, except for the name of the sub-adviser, the term of the agreements and the sub-advisory fee rate.

The Board concluded that the terms of each of the Advisory Contracts were reasonable.

Compliance. The Board reviewed VALIC’s and the Sub-advisers’ compliance personnel, regulatory history, including information whether it was currently involved in any regulatory actions or investigations. In addition, the Board reviewed information concerning each entities’ compliance staff that would be responsible for providing compliance functions on behalf of the Fund and concluded that there was no information provided that would have a material adverse effect on their abilities to provide services to the Funds.

Conclusions. In reaching its decision to approve the Advisory Contracts, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Director may have contributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that VALIC and each Sub-adviser possess the capability and resources to perform the duties required of them under their respective Advisory Contracts.

Further, based upon its review of the Advisory Contracts, the materials provided, and the considerations described above, the Board, including the Independent Directors, concluded that (1) the terms of the Advisory Contracts are reasonable, fair and in the best interests of each of the Funds and its respective shareholders, and (2) the fee rates payable under the Advisory Contracts are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

VALIC Company II

TRUSTEE AND OFFICER INFORMATION (Unaudited) — August 31, 2009

Name, Birth Date and Address*	Position Held With VALIC Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Director(3)
Independent Directors
Thomas J. Brown DOB: December 24, 1945	Trustee	2005- Present	Retired. Formerly, Chief Operating Officer and Chief Financial Officer, American General Asset Management (Investment Management) (2000-2002).	48	Trustee, Merrimac Funds, a mutual fund company (2004-Present).
Dr. Judith L. Craven DOB: October 6, 1945	Trustee	1998- Present	Retired Administrator.	87	Director, Belo Corporation, a media company (1992-Present); Director SYSCO Corporation, a food marketing and distribution company (1996-Present). Director, Luby’s Inc., a restaurant chain (1998-Present).
William F. Devin DOB: December 30, 1938	Chairman and Trustee(5)	2001- Present	Retired.	88	Member, Board of Governors, Boston Stock Exchange (1985-Present)
Dr. Timothy J. Ebner DOB: July 15, 1949	Trustee	1998- Present	Professor and Head, Department of Neuroscience (1980-Present), and Visscher Chair of Physiology, University of Minnesota (1999-Present).	48	None.
Judge Gustavo E. Gonzales, Jr. DOB: July 27, 1940	Trustee	1998- Present	Attorney At Law, General Practice (2005-Present) Formerly, Municipal Court Judge, Dallas, TX (1995-2004)	48	None.
Dr. John Wm. Lancaster DOB: December 15, 1923	Trustee	1984- Present	Pastor Emeritus (1998-Present) and formerly Director of Planned Giving (1997-2005), First Presbyterian Church, Houston, TX.	48	None.
Kenneth J. Lavery DOB: December 30, 1949	Trustee	2001- Present	Vice President, Massachusetts Capital Resources Co. (1982-Present).	48	None.
Dr. John E. Maupin, Jr. DOB: October 28, 1946	Trustee	1998- Present	President, Morehouse School of Medicine, Atlanta, Georgia (2006-Present). Formerly, President, Meharry Medical College, Nashville, Tennessee (1994-2006).	48	Director, LifePoint Hospitals, Inc. (2005-Present); Director, HealthSouth Corp. (2004-Present).
Interested Directors
Peter A. Harbeck(1) DOB: January 23, 1954	Trustee	2001- Present	President, CEO and Director, SAAMCo (1995-Present); Director, SunAmerica Capital Services, Inc. (“SACS”) (1993-Present); Chairman, President and CEO, AIG Advisor Group, Inc. (2004-Present)	96	None.
Officers
Kurt Bernlohr DOB: May 27, 1961	President and Principal Executive Officer	2009- Present

President VALIC Financial Advisors, Inc. (2009-Present); President, VALIC Retirement Services Company (2009-Present); Senior Vice President (2009-Present); Vice President (2004-2009), Associate General Counsel (2000-2004), VALIC

				N/A	N/A

VALIC Company II

TRUSTEE AND OFFICER INFORMATION (Unaudited) — August 31, 2009 — (continued)

Name, Birth Date and Address*	Position Held With VALIC Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Director(3)
Officers
John Packs DOB: December 9, 1955	Vice President and Senior Investment Officer	2001- Present	Senior Investment Officer, VALIC (2001-Present).	N/A	N/A
Gregory R. Kingston DOB: January 18, 1966	Treasurer and Principal Financial Officer	2000- Present	Vice President, SAAMCo (2001-Present).	N/A	N/A
Nori L. Gabert DOB: August 15, 1953	Vice President, Chief Legal Officer and Secretary	2000- Present	Vice President and Deputy General Counsel, SAAMCo (2005-Present); Vice President and Senior Counsel SAAMCo (2001-2005).	N/A	N/A
Gregory N. Bressler DOB: November 17, 1966	Vice President	2005- Present	Senior Vice President and General Counsel, SAAMCo (June 2005 to Present); Formerly Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management (June 2004 to June 2005); Deputy General Counsel, Credit Suisse Asset Management LLC (2002-2004).	N/A	N/A
Cynthia A. Skrehot DOB: December 6, 1967	Vice President and Chief Compliance Officer (“CCO”)	2002- Present	Vice President, SAAMCo and VALIC (2002-Present).	N/A	N/A
Matthew J. Hackethal DOB: December 31, 1971	Anti-Money Laundering Compliance Officer	2007- Present	Senior Compliance Manager, SAAMCo (2006-Present); Formerly Vice President, Credit Suisse Asset Management (May 2001 to October 2006); CCO, Credit Suisse Alternative Funds (November 2005 to October 2006); Credit Suisse Asset Management Securities, LLC (April 2004 to August 2005)	N/A	N/A
Donna M. Handel DOB: June 25, 1966	Vice President and Assistant Treasurer	2001- Present	Senior Vice President, SAAMCo (2004-Present); Vice President, SAAMCo (1997-2004).	N/A	N/A
Thomas M. Ward DOB: November 7, 1966	Vice President	2008	Director, VALIC (1991-Present)	N/A	N/A
*	The business address for each Trustee and Officer is 2929 Allen Parkway, Houston, TX, 77019.
(1)	Interested Trustee, as defined within the Investment Company Act of 1940 (the “1940 Act”), because of current employment with SAAMCo, an affiliated company with VALIC.
(2)	The “Fund Complex” consists of all registered investment company portfolios for which VALIC or an affiliated person of VALIC serves as investment adviser or administrator. The “Fund Complex” includes the AIG Series Trust, Inc. (3 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (5 funds), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Focused Series, Inc. (17 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), Anchor Series Trust (9 portfolios), Seasons Series Trust (24 portfolios), SunAmerica Series Trust (35 portfolios), VALIC Company I (33 funds), VALIC Company II (15 funds), AIG Strategic Hedge Fund of Funds (1 fund) and Brazos Mutual Funds (4 funds).
(3)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies registered under the 1940 Act.
(4)	Trustees serve until their successors are duly elected and qualified.
(5)	Effective July 27, 2005, Mr. Devin became Chairman of the Board.

Additional Information concerning the Trustees and Officers is contained in the Statement of Additional Information and is available without charge by calling 1-800-448-2542.

VALIC Company II

SHAREHOLDERS TAX INFORMATION — August 31, 2009 (Unaudited)

Certain tax information regarding VC II is required to be provided to the shareholders based upon each Fund’s income and capital gain distributions for the taxable year ended August 31, 2009.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009, which will be made available after the end of the calendar year.

During the year ended August 31, 2009 the Funds paid the following long-term capital gains dividends along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations:

Fund	Net Long-term Capital Gains	Foreign Tax Credit*	Foreign Source Income	Qualifying % for the 70% Dividends Received Deduction
Aggressive Growth Lifestyle	$4,453,808	$—	$—	2.71%
Capital Appreciation	—	—	—	100.00
Conservative Growth Lifestyle	919,404	—	—	16.09
Core Bond	—	—	—	0.64
High Yield Bond	—	—	—	1.04
International Small Cap Equity	24,510,152	766,091	13,987,695	—
Large Cap Value	—	—	—	100.00
Mid Cap Growth	869,715	—	—	—
Mid Cap Value	9,716,280	—	—	100.00
Moderate Growth Lifestyle	3,877,420	—	—	18.08
Money Market II	—	—	—	—
Small Cap Growth	493,157	—	—	—
Small Cap Value	13,244,321	—	—	85.49
Socially Responsible	2,733,592	—	—	100.00
Strategic Bond	—	—	—	0.51

*	The Funds make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid to the shareholders.

VALIC Company II

COMPARISONS: FUNDS VS. INDEXES (Unaudited)

In the following pages, we have included graphs that compare the Fund’s performance with certain market indices. These graphs show the hypothetical growth of a $10,000 investment in each Fund versus the same $10,000 investment in comparable market indices. Descriptions of these market indices are provided below the individual graphs. It is important to note that the VC II Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged.

Please note that the graphs and tables that accompany the following investment comments include all fund expenses, but do not reflect the charges imposed by the variable annuity contract or variable life insurance policy (collectively, the “Contracts”), a qualifying employer-sponsored retirement plan (the “Plans”), or Individual Retirement Accounts (“IRAs”). All dividends are assumed to be reinvested. No expenses are deducted from the performance of the indices.

Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments in non-U.S. stocks are subject to additional risks, including political and social instability, differing securities regulations and accounting standards, and limited public information. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Money market instruments generally offer stability and income, but an investment in these securities, like investments in other portfolios, are not guaranteed by the U.S. government or any other federal government entity. Lower rated high yield, high-risk securities generally involve more credit risk. These securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities. The common stocks of medium-sized companies may be more volatile than those of larger, more established companies. Investing in real estate involves special risks, which may not be associated with investing in stocks, including possible declines in real estate values, adverse economic conditions, and changes in interest rates. Investments in small capitalization and emerging growth companies involve greater than average risk. Such securities may have limited marketability and the issuers may have limited product lines, markets and financial resources. The value of such investments may fluctuate more widely than investments in larger, more established companies. The technology industry can be significantly affected by obsolescence, short product cycles, falling prices and profits, and competition from new market participants. Funding choices that primarily invest in one sector are more volatile than those that diversify across many industry sectors and companies.

VALIC Company II Aggressive Growth Lifestyle Fund

COMPARISON: FUND VS. INDEX (Unaudited)

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp. (“AIGGIC”)

For the twelve months ending August 31, 2009, the Aggressive Growth Lifestyle Fund returned -10.48%, compared to -18.25% for the S&P 500® Index and -11.49% for the blended index.

Over the period, equity markets and real estate markets had significant negative returns while the fixed income markets were positive. The Russell 3000® Index was down 18.62%, the Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index was down 14.95%, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Index was down 23.06%, and the Barclay’s Capital U.S. Aggregate Bond Index was up 7.94%. Within domestic equities the Russell 1000® Growth Index outperformed the Russell 1000® Value Index by 3.51%.

The Fund began the fiscal year in a defensive posture with overweights in large cap growth equities and bond funds. After September 2008, the Fund was positioned even more defensively by adding more weight to the VCI Government Securities Fund and to the VCII Core Bond Fund throughout 2008, which had a positive impact on performance.

In late January, the Fund started migrating equity weightings away from large cap toward small cap and away from growth toward value. In the spring, the Fund’s exposure to the VCI Global Real Estate Fund moved from a defensive underweight to an opportunistic overweight. These changes were positive contributors to performance.

More recently, the Fund has modestly increased exposure to international equities through the VCI International Equities Fund and the VCI Foreign Value Fund. This move enhanced performance. Exposure to the VCI Government Securities Fund was significantly reduced in favor of VCII High Yield Bond Fund, VCII Strategic Bond Fund, and VCII Core Bond Fund. This move also enhanced performance.

VALIC Company II Aggressive Growth Lifestyle Fund

COMPARISON: FUND VS. INDEX (Unaudited) — (continued)

For the year ended August 31, 2009, the Aggressive Growth Lifestyle Fund returned -10.48% compared to -18.25% for the S&P 500® Index and -11.49% for the Blended Index.

*

The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

**

The Fund’s blended index consists of the Russell 3000 Index (54%), Morgan Stanley Capital International® Europe, Australasia, Far East (“MSCI EAFE”) Index (13%), the Barclays Capital U.S. Aggregate Bond Index (25%) and the FTSE European Public Real Estate Association (“EPRA”)/National Association of Real Estate Investment Trust (“NAREIT”) Global Real Estate Index (8%).

***	The MSCI EAFE Index is comprised of 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

****	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is composed of securities from Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

†	The Russell 3000 Index follows the 3,000 largest U.S. companies, based on total market capitalization.

††	The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

Average Annual Total Return
1 Year	5 Years	10 Years
-10.48%	5.04%	2.81%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. The Fund’s returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

VALIC Company II Capital Appreciation Fund

COMPARISON: FUND VS. INDEX (Unaudited)

MANAGEMENT OVERVIEW

A discussion with Bridgeway Capital Management, Inc.

The Capital Appreciation Fund posted a return of -26.59% for the twelve-month period ending August 31, 2009, compared to a return of -16.76% for the Russell 1000® Growth Index.

Top contributors included Intel Corp., Fluor, Amgen, Inc., and Schering-Plough. Our best stock selection for the period was Intel Corp. (up 50.0%). Top detractors included First Solar, Inc., Potash Corp. of Saskatchewan, AGCO Corp. and Intuitive Surgical, Inc. Overall, stock selection detracted from performance.

All Russell 1000 Growth sectors delivered negative returns during the period. The fund was underweight Information Technology, the best performing sector in the benchmark, for the majority of the period. It ended the fiscal period with a market weight in the Technology sector.

For the year ended August 31, 2009, the Capital Appreciation Fund returned -26.59% compared to -16.76% for the Russell 1000® Growth Index.

*	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Total Return
1 Year	5 Years	10 Years
-26.59%	-0.55%	-5.09%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. The Fund’s returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

VALIC Company II Conservative Growth Lifestyle Fund

COMPARISON: FUND VS. INDEX (Unaudited)

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp. (“AIGGIC”)

For the twelve-months ending August 31, 2009, the Conservative Growth Lifestyle Fund returned -1.36%, compared to -18.25% for the S&P 500® Index and -0.80% for the blended index.

Over the period, equity markets and real estate markets had significant negative returns while the fixed income markets were positive. The Russell 3000® Index was down 18.62%, the Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index was down 14.95%, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Index was down 23.06%, and the Barclay’s Capital U.S. Aggregate Bond Index was up 7.94%. Within domestic equities the Russell 1000® Growth® Index outperformed the Russell 1000® Value Index by 3.51%.

The Fund began the fiscal year in a defensive posture with overweights in large cap growth equities and in bond funds. After September 2008, the Fund was positioned even more defensively by adding more weight to the VCI Government Securities Fund and to the VCII Core Bond Fund throughout 2008, which had a positive impact on performance.

In late January, the Fund started migrating equity weightings away from large cap toward small cap and away from growth toward value. In the spring, the Fund’s exposure to the VCI Global Real Estate Fund moved from a defensive underweight to an opportunistic overweight. These changes were positive contributors to performance.

More recently, the Fund has modestly increased exposure to international equities through the VCI International Equities Fund and the VCI Foreign Value Fund. This move enhanced performance. Exposure to the VCI Government Securities Fund was significantly reduced in favor of VCII High Yield Bond Fund, VCII Strategic Bond Fund, and VCII Core Bond Fund. This move also enhanced performance.

VALIC Company II Conservative Growth Lifestyle Fund

COMPARISON: FUND VS. INDEX (Unaudited) — (continued)

For the year ended August 31, 2009, the Conservative Growth Lifestyle Fund returned -1.36% compared to -18.25% for the S&P 500® Index and -0.80% for the Blended Index.

*

The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

**

The Fund’s blended index consists of the Russell 3000 Index (24%), Morgan Stanley Capital International® Europe, Australasia, Far East (“MSCI EAFE”) Index (8%), the Barclays Capital U.S. Aggregate Bond Index (65%) and the FTSE European Public Real Estate Association (“EPRA”)/National Association of Real Estate Investment Trust (“NAREIT”) Global Real Estate Index (3%).

***	The MSCI EAFE Index is comprised of 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

****	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is composed of securities from Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

†	The Russell 3000 Index follows the 3,000 largest U.S. companies, based on total market capitalization.

††	The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

Average Annual Total Return
1 Year	5 Years	10 Years
-1.36%	4.60%	4.62%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. The Fund’s returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

VALIC Company II Core Bond Fund

COMPARISON: FUND VS. INDEX (Unaudited)

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp. (“AIGGIC”)

The Core Bond Fund posted a return of 6.87% for the twelve-month period ending August 31, 2009, compared to a return of 7.94% for the Barclays Capital U.S. Aggregate Bond Index.

Sector selection had an adverse impact on the relative performance of the Fund versus the benchmark. Exposure to industrials and financials proved the largest detractors from performance. Reduced exposure in the beginning of 2009 to the banking sector, contributed to relative performance.

High yield issues such as Smurfit Stone Container and Paxson Communications Corp. were the largest detractors from performance. In addition, exposure to Lehman Brothers negatively impacted performance.

The higher yielding nature of the Fund versus the benchmark was the largest positive contributor to the performance of the Fund.

For the year ended August 31, 2009, the Core Bond Fund returned 6.87% compared to 7.94% for the Barclays Capital U.S. Aggregate Bond Index.

*	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is composed of securities from Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

Average Annual Total Return
1 Year	5 Years	10 Years
6.87%	3.91%	5.11%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. The Fund’s returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

VALIC Company II High Yield Bond Fund

COMPARISON: FUND VS. INDEX (Unaudited)

MANAGEMENT OVERVIEW

The High Yield Bond Fund posted a return of -7.97% for the twelve-month period ending August 31, 2009, compared to its benchmark, the Citigroup High-Yield Market Index, which returned 5.31%.

A discussion with AIG Global Investment Corp. (“AIGGIC”)

Credit selection was the primary source of underperformance during the period. Security selection was particularly weak in the finance-other sector, which includes insurance companies, securities firms, real estate investment trusts and other non-bank financial firms. Other sectors where credit selection was a notable detraction include automotive supplies, paper and forest product and diversified telecom. Credit selection in the leisure, pharmaceuticals and technology sectors contributed to performance. Overweighting the healthcare, pharmaceutical and underweighting publishing also contributed to performance.

Effective July 24, 2009 Wellington Management Company, LLP replaced AIG Global Investment Corp. as investment sub-adviser of the Fund.

A discussion with Wellington Management Company, LLP

During this period, security selection in transportation, media-non cable and pharmaceutical sectors was the primary driver of under-performance. The Fund was also hurt by underweight to the technology, retail stores and home construction sectors. The Fund benefited from strong security selection in utilities and an underweight to the wireless sector, and an overweight to financial services.

For the year ended August 31, 2009, the High Yield Bond Fund returned -7.97% compared to 5.31% for the Citigroup High-Yield Market Index.

*	The Citigroup High Yield Market Index measures the performance of below investment grade debt issued by corporations domiciled in the United States or Canada. All of the bonds in such index are publicly placed, have a fixed coupon, and are nonconvertible.

Average Annual Total Return
1 Year	5 Years	10 Years
-7.97%	3.76%	5.18%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. The Fund’s returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

VALIC Company II International Small Cap Equity Fund

COMPARISON: FUND VS. INDEX (Unaudited)

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp. (“AIGGIC”)

The International Small Cap Equity Fund posted a return of -17.61% for the twelve-month period ending August 31, 2009, compared to a return of -8.88% for the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, and Far East (“EAFE”) Small Cap Index.

The positive contributions to performance were from positions in the Japanese healthcare and consumer staples sectors and south-east Asian financial. Stocks sector bets in European industrials and energy stocks had a negative effect on performance.

Security selection had a negative effect on performance. The top five contributors were: Henderson Group PLC, Mediolanum, United Internet AG, Pigeon Corp. and Sonova Holding AG. The bottom five detractors were: Lamprell PLC, SGL Carbon AG, K&S AG, Boskalis Westminster and Bekaert SA.

Overweight positions in China, Taiwan and Ireland, and underweight positions in Australia, Norway and France were positive contributors to performance.

Stock selection in China, Denmark, and Netherlands was a positive contributor to performance. Stock selection in Japan and the UK were the main detractors from performance.

For the year ended August 31, 2009, the International Small Cap Equity Fund returned -17.61% compared to -8.88% for the MSCI EAFE Small Cap Index.

*	The Morgan Stanley Capital International Europe, Australasia, and the Far East Index (“MSCI EAFE”) Small Cap Index is comprised of 40% of the full market capitalization of the eligible small cap universe with each industry group and each country in the MSCI EAFE Index.

Average Annual Total Return
1 Year	5 Years	10 Years
-17.61%	6.56%	3.74%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. The Fund’s returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

VALIC Company II Large Cap Value Fund

COMPARISON: FUND VS. INDEX (Unaudited)

MANAGEMENT OVERVIEW

A discussion with SSgA Funds Management, Inc.

The Large Cap Value Fund posted a return of -22.55% for the twelve-month period ending August 31, 2009, compared to a return of -20.27% for the Russell 1000® Value Index.

Poor stock selection was the main driver of the under-performance resulting in under-performance within seven of ten economic sectors. Industrials, consumer staples, and utilities were among the biggest detractors. Positions in United Rentals and Graftech detracted from results. An overweight position in dairy product maker Dean Foods lead to poor returns in consumer staples. The portfolio did have success in the financials and consumer discretionary sectors. Overweights to AutoZone Inc., Ross Stores, and NVR Inc. drove excess performance within the consumer discretionary sector.

For the year ended August 31, 2009, the Large Cap Value Fund returned -22.55% as compared to -20.27% for the Russell 1000® Value Index.

*	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Average Annual Total Return
1 Year	5 Years	10 Years
-22.55%	-0.19%	1.63%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. The Fund’s returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

VALIC Company II Mid Cap Growth Fund

COMPARISON: FUND VS. INDEX (Unaudited)

MANAGEMENT OVERVIEW

A discussion with Invesco Aim Capital Management, Inc.

The Mid Cap Growth Fund posted a return of -21.43% for the twelve-month period ending August 31, 2009, compared to a return of -20.21% for the Russell MidCap® Growth Index.

The Fund’s greatest contribution to performance was in the consumer discretionary sector, driven by solid stock selection. Examples of holdings that made key contributions to performance included O’Reilly Automotive Inc. The Fund also outperformed in other sectors, including materials, energy, financials and information technology. The Fund’s holdings in each of these sectors generally outperformed those of the benchmark.

Under-performance was concentrated in four sectors: industrials, health care, telecommunication services and consumer staples. The Fund underperformed by the widest margin in the industrials sector, driven by stock selection. The leading detractor to fund performance was industrials company Bucyrus International Inc.

At the close of the period, the Fund’s largest overweight positions were in the financials and materials sectors. The Fund’s largest underweight positions were in the more defensive consumer staples, health care and utilities sectors.

For the year ended August 31, 2009, the Mid Cap Growth Fund returned -21.43% compared to -20.21% for the Russell Midcap® Growth Index.

*

The Russell MidCap® Growth Index measures the performance of those mid cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Average Annual Total Return
1 Year	5 Years	10 Years
-21.43%	3.07%	-1.45%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. The Fund’s returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

VALIC Company II Mid Cap Value Fund

COMPARISON: FUND VS. INDEX (Unaudited)

MANAGEMENT OVERVIEW

The Mid Cap Value Fund posted a return of -14.17% for the twelve-month period ending August 31, 2009, compared to a return of -18.66% for the Russell 2500® Value Index.

A discussion with FAF Advisors, Inc. — regarding their portion of the Fund (the “portfolio”)

Sector selection contributed 2.4% to relative excess performance as the portfolio benefited from its overweight position in the consumer discretionary and consumer staples sectors as well as its underweight position in financials. A modest allocation toward cash also helped performance given significant negative returns for the benchmark. Stock selection/interaction contributed 2.6% to relative performance due to positive stock selection in the utility, consumer discretionary and energy sectors, which was partially offset by adverse stock selection in the technology and telecommunication services sectors.

Stocks which most positively impacted performance during the period included Ford Motor Company (F), Kohl’s (KSS), and Gap (GPS) in the consumer discretionary sector. Celanese (CE) and Freeport McMoran Copper & Gold (FCX) outperformed within the materials sector. Enterprise software provider BMC Software (BMC), utility PG&E (PCG), specialty insurance underwriter WR Berkley (WRB), soft drink bottler Pepsi Bottling Group (PBG) and pharmaceutical distributor AmerisourceBergen (ABC) also contributed positively to performance during the period.

Stocks which most negatively impacted performance during the period included financial sector holdings Assurant (AIZ), Regions Financial (RF) and Fifth Third Bancorp (FITB). In the materials sector, Eastman Chemical (EMN) and Owens Illinois (OI) underperformed while El Paso (EP) and Nabors Industries (NBR) underperformed in the energy sector. Telecom carrier TW Telecom (TWTC), airline Southwest Airlines (LUV), retailer JC Penney (JCP) and semiconductor manufacturer Fairchild Semiconductor (FCS) also contributed negatively to performance.

A discussion with Wellington Management Company, LLP — regarding their portion of the Fund (the “portfolio”)

The portfolio’s security selection was the primary driver of excess performance during the period. Security selection in financials, health care, and energy contributed the most to relative results. PHH Corporation, Annaly Capital Management, and Huntington Bancshares were among the top contributors on an individual basis in the financials sector and in the portfolio. Health care name Barr Pharmaceuticals was also among the top relative contributors to portfolio performance. Within the energy sector, the position in Weatherford International and avoidance of Forest Oil and Helmerich & Payne helped performance. Among the top relative detractors from performance were Cliffs Natural Resources in the materials sector), Sovereign Bancorp in the financials sector, and SeaGate Technology in the information technology sector.

Overall, sector allocation contributed positively to relative results, helped by overweights to the energy, consumer staples, and health care sectors. An underweight to the financials sector and an overweight to the materials sector partially offset positive results in other sectors.

For the year ended August 31, 2009, the Mid Cap Value Fund returned -14.17% compared to -18.66% for the Russell 2500® Value Index.

*

The Russell 2500® Value Index measures the performance of those Russell 2500® companies (the 2500 smallest companies, by market capitalization in the Russell 3000® Index) with lower price-to-book ratios and lower forecasted growth values.

Average Annual Total Return
1 Year	5 Years	10 Years
-14.17%	3.04%	6.93%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. The Fund’s returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

VALIC Company II Moderate Growth Lifestyle Fund

COMPARISON: FUND VS. INDEX (Unaudited)

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp. (“AIGGIC”)

For the twelve-months ending August 31, 2009, the Moderate Growth Lifestyle Fund returned -5.33%, compared to -18.25% for the S&P 500® Index and -6.12% for the blended index.

Over this period, equity markets and real estate markets had significant negative returns while the fixed income markets were positive. The Russell 3000® Index was down 18.62%, the Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index was down 14.95%, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE/EPRA NAREIT”) Index was down 23.06%, and the Barclay’s Capital U.S. Aggregate Bond Index was up 7.94%. Within domestic equities the Russell 1000® Growth Index outperformed the Russell 1000® Value Index by 3.51%.

The Fund began the year in a defensive posture with overweights in large cap growth equities and in bond funds. After September 2008, the Fund was positioned even more defensively by adding more weight to the VCI Government Securities Fund and to the VCII Core Bond Fund throughout 2008, which had a positive impact on performance.

In late January, the Fund started migrating equity weightings away from large cap toward small cap and away from growth toward value. In the spring, the Fund’s exposure to the VCI Global Real Estate Fund moved from a defensive underweight to an opportunistic overweight. These changes were positive contributors to performance.

More recently, the Fund has modestly increased exposure to international equities through the VCI International Equities Fund and the VCI Foreign Value Fund. This move enhanced performance. Exposure to the VCI Government Securities Fund was significantly reduced in favor of VCII High Yield Bond Fund, VCII Strategic Bond Fund, and VCII Core Bond Fund. This move also enhanced performance.

VALIC Company II Moderate Growth Lifestyle Fund

COMPARISON: FUND VS. INDEX (Unaudited) — (continued)

For the year ended August 31, 2009, the Moderate Growth Lifestyle Fund returned -5.33% compared to -18.25% for the S&P 500® Index and -6.12% for the Blended Index.

*

The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

**

The blended index consists of the Russell 3000 Index (40%), Morgan Stanley Capital International® Europe, Australasia, Far East (“MSCI EAFE”) Index (10%), the Barclays Capital U.S. Aggregate Bond Index (45%) and the FTSE European Public Real Estate Association (“EPRA”)/National Association of Real Estate Investment Trust (“NAREIT”) Global Real Estate Index (5%).

***	The MSCI EAFE Index is comprised of 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

****	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is composed of securities from Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

†	The Russell 3000 Index follows the 3,000 largest U.S. companies, based on total market capitalization.

††	The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

Average Annual Total Return
1 Year	5 Years	10 Years
-5.33%	4.79%	4.07%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. The Fund’s returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

VALIC Company II Money Market II Fund

COMPARISON: FUND VS. INDEX (Unaudited)

MANAGEMENT OVERVIEW

A discussion with SunAmerica Asset Management Corp.

The Money Market II Fund posted a return of 0.89% for the twelve-month period ending August 31, 2009, compared to a return of 0.31% for its benchmark, the Treasury Bill Three-Month Index.

The fiscal period began with the Fed Funds Target Rate at 2%. Following the dramatic events of September 2008, among them Fannie Mae and Freddie Mac entering government conservatorship and Lehman Brothers filing for bankruptcy, the Federal Reserve acted in early October 2008 by lowering the Federal Funds Target Rate by 0.50% to 1.50%. At the end of October, the Federal Reserve implemented an additional 0.50% reduction to bring the Target Rate to 1.00%. The Federal Reserve made this cut, noting the markedly slowing pace of economic activity, owing significantly to a decline in consumer expenditures. At the December 2008 meeting, the Federal Reserve continued its aggressive actions setting a Federal Funds Rate Target between 0% and 0.25%. The Federal Reserve has maintained its accommodative stance throughout their 2009 policy meetings keeping interest rates steady. They have stated that they will employ all available tools to promote economic recovery and to preserve price stability.

The other major event impacting money market investing occurred on September 17, 2008 when the Reserve Management Corporation’s Reserve Primary Fund wrote off $785 million in Lehman Holdings and broke the $1 net asset value traditionally held by money market funds. In response to this event, on September 19, 2008 the Federal Reserve announced the Asset Backed Commercial Paper Money Market Mutual Fund Liquidity Facility to bring stability back into the short-term credit markets. On the same day, the U.S. Treasury announced the establishment of Treasury’s Temporary Guarantee Program for the money market industry. In this program, the Treasury agreed to issue the holdings of any publicly eligible money market mutual fund, both retail and institutional, that pays a fee to participate in the program. The Fund participates in this program which expired on September 18, 2009.

As one would expect, yields on Money Market securities decreased steadily throughout the fiscal year. Yields on 1-month CDs have declined from 2.575% at the beginning of the fiscal period to approximately 0.25% at the end of the period. In order to preserve yields, value was added through active management of the Fund’s duration, specifically by purchasing longer-dated fixed rate instruments as well as floating rate notes.

Sector selection had an impact on the portfolio. Given our outlook for continued decreases in the Federal Funds rate, we continued to emphasize longer rate fixed rate and floating rate securities while selectively purchasing short-dated securities when relative value opportunities were discovered. In these challenging times, we strive to preserve yield while maintaining our emphasis on liquidity and quality.

Average Annual Total Return
1 Year	5 Years	10 Years
0.89%	2.97%	2.85%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. The Fund’s returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

VALIC Company II Small Cap Growth Fund

COMPARISON: FUND VS. INDEX (Unaudited)

MANAGEMENT OVERVIEW

A discussion with JPMorgan Investment Management, Inc. (“JP Morgan”)

The Small Cap Growth Fund posted a return of -17.44% for the twelve-month period ending August 31, 2009, compared to a return of -22.02% for the Russell 2000® Growth Index.

Stock selection in the energy sector and an underweight in the producer durable sector contributed to results. Negatively impacting returns was stock selection in the material/ processing sector and an underweight in the consumer staple sector.

Among the largest contributors to performance was THQ Inc., a video game publisher, whose shares advanced as its results topped expectations. Data Domain, contributed to performance as well.

On the negative side, Penn Virginia Corp. was among the detractors from performance. The natural gas and oil producer fell as a result of a decline in oil prices, particularly earlier in the period. Century Aluminum Co. also hurt returns, as the aluminum producer was hurt by weakness in commodities.

For the year ended August 31, 2009, the Small Cap Growth Fund returned -17.44% compared to -22.02% for the Russell 2000® Growth Index.

*	The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Total Return
1 Year	5 Years	10 Years
-17.44%	-0.28%	-1.60%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. The Fund’s returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

VALIC Company II Small Cap Value Fund

COMPARISON: FUND VS. INDEX (Unaudited)

MANAGEMENT OVERVIEW

A discussion with JPMorgan Investment Advisors, Inc.

The Small Cap Value Fund posted a return of -21.71% for the twelve-month period ending August 31, 2009, compared to a return of -20.68% for the Russell 2000® Value Index.

Security selection in the systems hardware, insurance, and semiconductor sectors detracted the most from performance, while the financial, Real Estate Investment Trust (REIT), and media sectors provided the largest contributions to performance.

The Fund’s top detractors during the period were transportation broker Pacer International Inc. and real estate investment trust Lexington Realty Trust.

Two top contributors to Fund performance were EPIQ Systems Inc., a developer of software used in bankruptcy filings, and packaging maker Rock-Tenn Co. Other top contributors to performance were overweight positions in Charming Shoppes Inc. and American Equity Investment Life Holding Co. Not holding Colonial Bancgroup, which declined 98.5%, helped performance relative to the benchmark.

For the year ended August 31, 2009, the Small Cap Value Fund returned -21.71% compared to -20.68% for the Russell 2000® Value Index.

*	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Average Annual Total Return
1 Year	5 Years	10 Years
-21.71%	1.44%	6.14%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. The Fund’s returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

VALIC Company II Socially Responsible Fund

COMPARISON: FUND VS. INDEX (Unaudited)

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp. (“AIGGIC”)

The Socially Responsible Fund posted a return of -19.20% for the twelve-month period ending August 31, 2009, compared to its benchmark, the S&P 500 Index, which returned -18.25%.

Under-performance was due to two conflicting factors, stock selection and sector weightings. The sector weights benefited the Fund, while stock selection detracted by a similar amount. Over the past year, underweighting of the industrial sector benefited the Fund significantly. The industrial sector has numerous companies that do not pass the social mandate. As a result, the Fund is usually underweight industrials, given that largest names, including GE, 3M, and Texas Industries Inc. are not compliant with the social criteria. Unfortunately, the strong performance of the sector weightings was off-set by negative stock selection. One name on the positive side that warrants mentioning is JP Morgan. JP Morgan which was up more than 15% over the past year, while the financial sector was down over 28%, contributed most significantly to performance. The credit melt down in the financial sector was very influential over the past year. The leading laggards of the Fund were a pair of financial companies, Citigroup and Hartford Financial which were down 73% and 60%, respectively.

For the year ended August 31, 2009, the Socially Responsible Fund returned -19.20% compared to -18.25% for the S&P 500® Index.

*

The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the index proportionate to its market value.

Average Annual Total Return
1 Year	5 Years	10 Years
-19.20%	0.27%	-1.23%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. The Fund’s returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

VALIC Company II Strategic Bond Fund

COMPARISON: FUND VS. INDEX (Unaudited)

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp. (“AIGGIC”)

The Strategic Bond Fund posted a return of 2.23% for the twelve-month period ending August 31, 2009, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 7.94%.

Sector selection had an adverse impact on the relative performance of the Fund versus the benchmark. Exposure to industrials and utilities proved the largest detractors from performance. Reduced exposure to bank and financial sectors in the beginning of 2009, contributed to relative performance.

Sovereign bonds, specifically those issued by Sweden and Australia were the top contributors to performance. High yield issues such as Smurfit Stone Container and Paxson Communications were the largest detractors from performance.

The higher yielding nature of the Fund versus the benchmark was the largest positive contributor to the performance of the Fund.

For the year ended August 31, 2009, the Strategic Bond Fund returned 2.23% compared to 7.94% for the Barclays Capital U.S. Aggregate Bond Index.

*	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is composed of securities from Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

Average Annual Total Return
1 Year	5 Years	10 Years
2.23%	5.37%	7.17%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. The Fund’s returns do not reflect charges included in the Variable Contract, Plan or IRA for mortality and expense guarantees, administrative fees or surrender charges.

VALIC Company II

SUPPLEMENT TO PROSPECTUS (Unaudited)

Supplement to Prospectus dated January 1, 2009

Mid Cap Value Fund. In the section titled “About VC II’s Management – Investment Sub-Advisers – FAF Advisers, Inc.,” the disclosure with respect to Terry Sloan is deleted in its entirety. Kevin Earley and Brett Mellum will continue to serve as co-lead portfolio managers of the Fund.

Date: September 28, 2009

VALIC Company II

BOARD OF TRUSTEES

Thomas J. Brown

Judith L. Craven

William F. Devin

Timothy J. Ebner

Gustavo E. Gonzales, Jr.

Peter A. Harbeck

John W. Lancaster

Kenneth J. Lavery

John E. Maupin, Jr.

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

INVESTMENT ADVISER

The Variable Annuity Life Insurance Company (VALIC)

2929 Allen Parkway

Houston, Texas 77019

INVESTMENT SUBADVISERS

AIG Global Investment Corp.

70 Pine Street

New York, New York 10270

SunAmerica Asset Management Corp.

Haborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311

Invesco Aim Capital Management, Inc.

11 Greenway Plaza

Houston, Texas 77046

Bridgeway Capital Management, Inc.

5615 Kirby Dr., Suite 518

Houston, Texas 77005

FAF Advisors, Inc.

800 Nicollet Mall

Minneapolis, Minnesota 55402

JPMorgan Investment Advisors Inc.

1111 Polaris Parkway

Columbus, Ohio 43271-0211

J.P. Morgan Investment Management Inc.

245 Park Avenue

New York, New York 10167

SSgA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Wellington Management Co. LLP

75 State Street

Boston, Massachusetts 02109

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1201 Louisiana Street, Suite 2900

Houston, Texas 77002

TRANSFER AND SHAREHOLDER SERVICE AGENT

The Variable Annuity Life

Insurance Company (VALIC)

2929 Allen Parkway

Houston, Texas 77019

OFFICERS

Kurt Bernlohr,

President and Principal Executive Officer

John Packs,

Vice President and Senior Investment Officer

Gregory R. Kingston,

Treasurer and Principal Financial Officer

Nori L. Gabert,

Vice President, Chief Legal Officer and Secretary

Gregory N. Bressler,

Vice President

Cynthia A. Skrehot,

Vice President and Chief Compliance Officer

Donna Handel,

Vice President and Assistant Treasurer

Diedre L. Shepherd,

Assistant Treasurer

Mark Matthes,

Assistant Secretary

Matthew J. Hackethal,

Anti-Money Laundering Compliance Officer

Thomas M. Ward,

Vice President

DISCLOSURE OF QUARTERLY FUND PORTFOLIO HOLDINGS

VC II is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. VC II’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov. You can also review and obtain copies of Forms N-Q at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

VOTING PROXIES ON VALIC COMPANY II PORTFOLIO SECURITIES

A description of the policies and procedures that VC II uses to determine how to vote proxies related to securities held in the Fund’s portfolios, which is available in VC II’s Statement of Additional Information, may be obtained without charge upon request, by calling 800-448-2542. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

PROXY VOTING RECORD ON VALIC COMPANY II PORTFOLIO SECURITIES

Information regarding how VC II voted proxies relating to securities held in the VC II Funds portfolios during the most recent twelve month period ended June 30, is available, once filed with the U.S. Securities and Exchange Commission without charge, upon request, by calling 800-448-2542 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

This report is for the information of the shareholders and variable contract owners investing in VC II. It is authorized for distribution to other persons only when preceded or accompanied by an effective prospectus which contains information on how to purchase shares and other pertinent information.

If you would like further information about this material or products issued by VALIC or American General Life Insurance Company, please contact your financial professional.

VALIC ONLINE

Account Access

You must establish a
Unique User Identification
(ID) and Password; create your security profile by using
the online account services.

By using a numeric Personal Identification Number (PIN)
you can also access
VALIC’s toll-free
automated phone line
at 800.448.2542 to obtain
24-hour access to your account.

Manage your account on the Web through VALIC Online!

Enjoy quick, easy and secure access — now or anytime. Go to www.valic.com and click on Access Your Account in the “Links to Login” section.

You’ll find these powerful features:

•   View your account portfolio including values, graphs and charts

•   View, download or print account, transaction confirmation and tax statements

•   View current and historical fund performance and unit values

•   View personal performance for your account

•   View transaction history

•   Download transaction history to Quicken using Direct ConnectSM

•   View your financial advisor’s contact information

•   Reset your Password and update the information on your security profile

•   Change your contact information such as telephone, address or e-mail

•   Update your Investor Profile

•   Initiate account transactions including:

>     Allocation changes

>     Transfer money among investment options

>     Rebalance account to your desired allocation mix

>     Change contributions

•   Review account information on your cell phone or mobile device

•   Request forms for a variety of services

•   Display information from other accounts in addition to VALIC accounts using the Account Aggregation Feature

•   Enroll in the electronic document delivery service (Personal Deliver-e®)

Start exploring VALIC Online today!

To set up access to VALIC Online:

•   Go to www.valic.com

•   Click on Access Your Account in the “Links to Login” section

•   Click “Register Now” to begin the registration process

•   Enter the information to set up your security profile

•   Click “I Agree” to accept VALIC’s access agreement (required)

•   Verify and/or update your address, e-mail and telephone number

•   Click “Continue” to update your record and proceed to the Summary screen

You can also access your account using VALIC’s toll-free automated account information line by calling 800-448-2542.

VALIC Company II P.O. Box 3206 Houston, TX 77253-3206	PRSRT STD U.S. POSTAGE PAID PONTIAC, IL PERMIT NO. 97

VC 11288 (08/2009) J74500

Item 2.	Code of Ethics.

VALIC Company II (“the registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year 2009, there were no reportable amendments, waivers, or implicit waivers to a provision of the Code of Ethics that applies to the registrant’s Principle Executives and Principal Accounting Officers.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Thomas J. Brown qualifies as an audit committee financial expert, as defined in instructions to Item 3(a) of Form N-CSR. Mr. Brown is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2009	2008
(a) Audit Fees	$289,500	$289,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$2,281	$0
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax advice and tax planning.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2009	2008
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

In addition, Ernst & Young, LLP is performing tax services for the Trust. For the fiscal years ended 2009 and 2008, the fees for these tax services were $133,456 and $136,500, respectively.

(e) (1)

The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the Registrant's audit committee charter.

(2)	No services included in (b) - (d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2009 and 2008 were $814,461 and $461,499, respectively.

(h)	Non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliates that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant’s audit committee as to whether they were compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Included in Item 1 to the Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item 10.

Item 11.	Controls and Procedures.

(a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.3a-3(d))) that occurred during the registrant’s the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406.Code of Ethics.

(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3) Not applicable.

(b)	Certification pursuant to Rule 30a-2 (b) under the Investment Company Act of 1940 (17 CFR 270.30a-2 (a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VALIC Company II

By:	/s/ Kurt W. Bernlohr
Kurt W. Bernlohr
President

Date: November 06, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kurt W. Bernlohr
Kurt W. Bernlohr
President

Date: November 06, 2009

By:	/s/ Gregory R. Kingston
Gregory R. Kingston
Treasurer

Date: November 06, 2009